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                               AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 8, 1998
====================================================================================================================================



                                                                                                           Registration No.333-44409
====================================================================================================================================



                                                 SECURITIES AND EXCHANGE COMMISSION
                                                       WASHINGTON, D.C. 20549
                                                          ----------------
                                            PRE-EFFECTIVE AMENDMENT NO. 6 TO FORM S-3
                                                       REGISTRATION STATEMENT
                                                               UNDER
                                                     THE SECURITIES ACT OF 1933
                                                          ----------------
                                                  HOME EQUITY SECURITIZATION CORP.
                                       (Exact Name of Registrant as Specified in its Charter)



NORTH CAROLINA                                         301 South College Street                                           56-2064715
                                                 Charlotte, North Carolina 28202-6001
(State or other jurisdiction of                    (Address, including zip code, and          I.R.S. Employer Identification Number)
incorporation or organization)                 telephone number, including area code, of
                                               registrant's principal executive offices)

                                                    Marion A. Cowell, Jr., Esq.
                                      Executive Vice President, Secretary and General Counsel
                                                      First Union Corporation
                                                       One First Union Center
                                                      301 South College Street
                                                Charlotte, North Carolina 28202-6001
               (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                                              Copy to:
                                                      Christopher J. DiAngelo
                                                        Dewey Ballantine LLP
                                                    1301 Avenue of the Americas
                                                   New York, New York 10019-6092
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         Approximate Date of Commencement of Proposed Sale to the Public: As
soon as practicable after the effective date of this Registration Statement.
         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: / /
         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the
Securities Act of 1933, check the following box: /X/
         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. / /
         If this Form is a post-effective amendment filed pursuant to Rule
462(c) under the Securities Act, check the following box and list the Securities
Act registration statement number of the earlier effective registration statement for the same offering.
         If delivery of the prospectus is expected to be made pursuant to Rule
434, please check the following box.
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                                                  CALCULATION OF REGISTRATION FEE
------------------------------ ------------------ -------------------------------- ----------------------------- ------------------
   Title of each class of        Amount to be       Proposed Maximum Aggregate      Proposed Maximum Aggregate         Amount of
    securities registered         Registered(1)           Price Per Unit                  Offering Price           Registration Fee
------------------------------ ------------------ -------------------------------- ----------------------------- ------------------
------------------------------ ------------------ -------------------------------- ----------------------------- ------------------
   Asset Backed Securities        $500,000,000                 100%                        $500,000,000(2)           $147,500(3)
------------------------------ ------------------ -------------------------------- ----------------------------- ------------------
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         (1) There is also being registered hereunder an indeterminate amount of
Securities that may be sold by the Registrant or any affiliate of the
Registrant, including First Union Capital Markets Corp., in furtherance of market-making activities in the Securities, and in connection therewith, it is necessary under the federal securities laws to deliver a market-making prospectus.

    (2) Estimated solely for the purpose of calculating the registration fee.


    (3) Of which, $295 has been paid previously.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                                        2

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                                         HOME EQUITY SECURITIZATION CORP..
                                               CROSS REFERENCE SHEET
                             (PURSUANT TO RULE 404(a) AND ITEM 501 OF REGULATION S-K)

Item Location in Form S-3
---------------------------------------------------------------------------------- ----------------------------------
1.       Forepart of the Registration Statement and Outside Front Cover Page of
         Prospectus...........................................................     Forepart of Registration
                                                                                   Statement and Outside Front
                                                                                   Cover Page of  Prospectus
---------------------------------------------------------------------------------- ----------------------------------
---------------------------------------------------------------------------------- ----------------------------------
2.       Inside Front and Outside Back Cover Pages of Prospectus..............     Inside Front and Outside Back
                                                                                       Cover Pages**
---------------------------------------------------------------------------------- ----------------------------------
---------------------------------------------------------------------------------- ----------------------------------
3.       Summary Information; Risk Factors and Ratio of Earnings to Fixed
         Charges*.............................................................     Prospectus Summary**; Risk
                                                                                       Factors**; *
---------------------------------------------------------------------------------- ----------------------------------
---------------------------------------------------------------------------------- ----------------------------------
4.       Use of Proceeds......................................................     Use of Proceeds
---------------------------------------------------------------------------------- ----------------------------------
---------------------------------------------------------------------------------- ----------------------------------
5.       Determination of Offering Price .....................................                     *
---------------------------------------------------------------------------------- ----------------------------------
---------------------------------------------------------------------------------- ----------------------------------
6.       Dilution.............................................................                     *
---------------------------------------------------------------------------------- ----------------------------------
---------------------------------------------------------------------------------- ----------------------------------
7.       Selling Security Holders.............................................                     *
---------------------------------------------------------------------------------- ----------------------------------
---------------------------------------------------------------------------------- ----------------------------------
8.       Plan of Distribution.................................................     Underwriting**
---------------------------------------------------------------------------------- ----------------------------------
---------------------------------------------------------------------------------- ----------------------------------
9.       Description of Securities to be Registered...........................     Outside Front Cover Page**;
                                                                                   Prospectus Summary**;
                                                                                   The Trust Fund**; Description of
                                                                                        Certificates**
---------------------------------------------------------------------------------- ----------------------------------
---------------------------------------------------------------------------------- ----------------------------------
10.      Interests of Named Experts and Counsel...............................                     *
---------------------------------------------------------------------------------- ----------------------------------
---------------------------------------------------------------------------------- ----------------------------------
11.      Material Changes.....................................................                     *
---------------------------------------------------------------------------------- ----------------------------------
---------------------------------------------------------------------------------- ----------------------------------
12.      Incorporation of Certain Information by Reference....................     Incorporation of Certain
                                                                                   Documents by Reference
---------------------------------------------------------------------------------- ----------------------------------
---------------------------------------------------------------------------------- ----------------------------------
13.      Disclosure of Commission Position on Indemnification for Securities Act
         Liabilities..........................................................     See Part II
---------------------------------------------------------------------------------- ----------------------------------
---------------------------------------------------------------------------------- ----------------------------------

---------------------------------------------------------------------------------- ----------------------------------
---------------------------------------------------------------------------------- ----------------------------------

---------------------------------------------------------------------------------- ----------------------------------
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--------------------------
*        Answer negative or item inapplicable.
**       To be completed from time to time by Prospectus Supplement

PROSPECTUS
      Asset Backed Notes and Asset Backed Certificates, issuable in Series
                        Home Equity Securitization Corp.
                                   (Depositor)

         Home Equity Securitization Corp. (the "Depositor") may offer from time to time under this Prospectus and the related prospectus supplements (the related "Prospectus Supplements") the Asset-Backed Notes (the "Notes") and the Asset-Backed Certificates (the "Certificates" and, together with the Notes, the "Securities") which may be sold from time to time in one or more series (each, a "Series").


         The Certificates of a Series will evidence undivided interests in certain assets deposited into a trust (each, a "Trust Fund") by the Depositor pursuant to a Pooling and Servicing Agreement or a Trust Agreement (an "Agreement"), as described herein. The Notes of a Series will be issued and secured pursuant to an Indenture and will represent indebtedness secured the related Trust Fund. The Trust Fund for a Series of Securities will include assets originated or acquired by the originator or originators (the "Originator") specified in the related Prospectus Supplement composed of (a) primary assets, which may include one or more pools (each, a "Pool") of (i) loans (the "Home Equity Loans") that are secured by mortgages on residential properties and that may be secured by fixtures, as further described herein and
(ii) securities backed or secured by Home Equity Loans (collectively, the "Primary Assets"), (b) all monies due thereunder net, if and as provided in the related Prospectus Supplement, of certain amounts payable to the servicer of the Home Equity Loans, which servicer may also be the related Originator, specified in the related Prospectus Supplement (the "Servicer"), (c) as more fully described in the related Prospectus Supplement, funds on deposit in one or more pre-funding amounts and/or capitalized interest accounts and (d) reserve funds, letters of credit, surety bonds, insurance policies or other forms of credit support as described herein and in the related Prospectus Supplement. The Home Equity Loans will be secured by mortgages and deeds of trust or other similar security instruments creating a lien on a Mortgaged Property, which may be subordinated to one or more senior liens on the Mortgaged Property.




                                                  (cover continued on next page)

         NOTES OF A GIVEN SERIES REPRESENT OBLIGATIONS SECURED BY, AND CERTIFICATES OF A SERIES EVIDENCE BENEFICIAL INTERESTS IN, THE RELATED TRUST FUND ONLY AND ARE NOT GUARANTEED BY ANY GOVERNMENTAL AGENCY OR BY THE DEPOSITOR, THE RELATED ORIGINATOR, THE TRUSTEE, THE SERVICER OR BY ANY OF THEIR RESPECTIVE AFFILIATES. THE DEPOSITOR'S ONLY OBLIGATIONS WITH RESPECT TO ANY SERIES OF SECURITIES WILL BE PURSUANT TO CERTAIN REPRESENTATIONS AND WARRANTIES SET FORTH IN THE RELATED AGREEMENT AS DESCRIBED HEREIN OR IN THE RELATED PROSPECTUS SUPPLEMENT.
                              --------------------
For a discussion of material risks associated with an investment in the Securities, see the information herein under "Risk Factors" beginning on page 15.
                              --------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                  PROSPECTUS OR THE PROSPECTUS SUPPLEMENT. ANY
                       REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.
                              --------------------

The Securities offered by this Prospectus and by the related Prospectus Supplement are offered by First Union Capital Markets Corp. and the other underwriters set forth in the related Prospectus Supplement, if any, subject to prior sale, to withdrawal, cancellation or modification of the offer without notice, to delivery to and acceptance by First Union Capital Markets Corp. and the other underwriters, if any, and certain further conditions. Retain this Prospectus for future reference. This Prospectus may not be used to consummate sales of the Securities offered hereby unless accompanied by a Prospectus Supplement.
                              --------------------
                       First Union Capital Markets Corp.


                                  June __, 1998

(Continued from previous page)

         Each Series of Securities will be issued in one or more classes (each, a "Class"). Interest on and principal of the Securities of a Series will be payable on each distribution date specified in the related Prospectus Supplement (the "Distribution Date"), at the times, at the rates, in the amounts and in the order of priority set forth in the related Prospectus Supplement.

         If a Series includes multiple Classes, such Classes may vary with respect to the amount, percentage and timing of distributions of principal, interest or both and one or more Classes may be subordinated to other Classes with respect to distributions of principal, interest or both as described herein and in the related Prospectus Supplement. The Primary Assets and other assets comprising the Trust Fund may be divided into one or more Asset Groups and each Class of the related Series will evidence beneficial ownership of the corresponding Asset Group, as applicable.


         The rate of reduction of the aggregate principal balance of each Class of a Series may depend principally upon the rate of payment (including prepayments) with respect to the Home Equity Loans or Underlying Loans relating to the Private Securities, as applicable. A rate of prepayment lower or higher than anticipated will affect the yield on the Securities of a Series in the manner described herein and in the related Prospectus Supplement. Under certain limited circumstances described herein and in the related Prospectus Supplement, a Series of Securities may be subject to termination or redemption under the circumstances described herein and in the related Prospectus Supplement.

                              PROSPECTUS SUPPLEMENT

         The Prospectus Supplement relating to a Series of Securities to be offered hereunder will, among other things, set forth with respect to such Series of Securities: (i) the aggregate principal amount, interest rate, and authorized denominations of each Class of such Securities; (ii) certain information concerning the Primary Assets, the Originator and any Servicer;
(iii) the terms of any credit enhancement with respect to such Series; (iv) the terms of any insurance related to the Primary Assets; (v) information concerning any other assets in the related Trust Fund, including any Reserve Fund; (vi) the final scheduled distribution date of each Class of such Securities; (vii) the method to be used to calculate the amount of principal required to be applied to the Securities of each Class of such Series on each Distribution Date, the timing of the application of principal and the order of priority of the application of such principal to the respective Classes and the allocation of principal to be so applied; (viii) the Distribution Dates and any Assumed Reinvestment Rate (as defined herein); (ix) additional information with respect to the plan of distribution of such Securities; and (x) the federal income tax characterization of the Securities.

                               REPORTS TO HOLDERS

         Periodic and annual reports concerning the related Trust Fund for a Series of Securities are required under the related Agreement to be forwarded to holders of the related Series of Securities (the "Holders"). If the Securities are issued in book-entry form, (i) owners of beneficial interests in such Securities will not be considered "Holders" under the Agreements and will not receive such reports directly from the related Trust Fund; rather, such reports will be furnished to such owners through the participants and indirect participants of the applicable book-entry system and (ii) references herein to the rights of "Holders" shall refer to the rights of such owners as they may be exercised indirectly through such participants. See "THE AGREEMENTS-- Reports to Holders" herein.

                              AVAILABLE INFORMATION

         The Depositor has filed with the Securities and Exchange Commission (the "Commission ") a Registration Statement under the Securities Act of 1933, as amended, with respect to the Securities. This Prospectus, which forms a part of the Registration Statement, and the Prospectus Supplement relating to each Series of Securities contain summaries of the material terms of the documents referred to herein and therein, but do not contain all of the information set forth in the Registration Statement pursuant to the Rules and Regulations of the Commission. For further information, reference is made to such Registration Statement and the exhibits thereto. Such Registration Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, NW, Washington, D.C. 20549, and at its Regional Office located as follows, Midwest Regional Office, 500 West Madison Street, Chicago, Illinois 60661; and Northeast Regional Office, Seven World Trade Center, New York, New York 10048. In addition, the Commission maintains a World Wide Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Depositor, that file electronically with the Commission.

         Each Trust Fund will be required to file certain reports with the Commission pursuant to the requirements of the Securities Exchange Act of 1934, as amended. The Depositor intends to cause each Trust Fund to suspend filing such reports if and when such reports are no longer required under said Act.

         No person has been authorized to give any information or to make any representation other than those contained in this Prospectus and any Prospectus Supplement with respect hereto and, if given or made, such information or representations must not be relied upon. This Prospectus and any Prospectus
Supplement with respect hereto do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Securities offered hereby and thereby nor an offer of the Securities to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus at any time does not imply that information herein is correct as of any time subsequent to its date.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         All documents subsequently filed by or on behalf of the Trust Fund referred to in the accompanying Prospectus Supplement with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of this Prospectus and prior to the termination of any offering of the Securities issued by such Trust Fund shall be deemed to be incorporated by reference in this Prospectus and to be a part of this Prospectus from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for all purposes of this Prospectus to the extent that a statement contained herein (or in the accompanying Prospectus Supplement) or in any other subsequently filed document which also is or is deemed to be incorporated by reference modifies or replaces such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

         The Depositor on behalf of any Trust Fund will provide without charge to each person to whom this Prospectus is delivered, on the written or oral request of such person, a copy of any or all of the documents referred to above that have been or may be incorporated by reference in this Prospectus (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this Prospectus incorporates). Such requests should be directed to the Depositor at One First Union Center, 301 S. College Street, Charlotte, North Carolina 28288-0630.

                              SUMMARY OF PROSPECTUS

         The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each Series of Securities contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of Securities of such Series. Capitalized terms used and not otherwise defined herein or in the related Prospectus Supplement shall have the meanings set forth in the "GLOSSARY OF TERMS" herein.


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Securities Offered...................................Asset-Backed    Certificates    (the    "Certificates")    and
                                                     Asset-Backed  Notes (the "Notes").  Certificates  are issuable from  time  to  time  in  Series  pursuant  to a  Pooling  and
                                                     Servicing   Agreement   or  Trust   Agreement   (the   related
                                                     "Agreement").  Each  Certificate  of a Series will evidence an interest  in the Trust  Fund for such  Series,  or in an Asset
                                                     Group specified in the related  Prospectus  Supplement.  Notes are  issuable  from  time  to time in  Series  pursuant  to an
                                                     Indenture  between  the Issuer and the  related  trustee  (the
                                                     "Trustee")  whereby  the Issuer  will pledge the Trust Fund to secure  the  Notes  under  the  lien  of the  Indenture.  Each series  of  Notes  will  represent  the  indebtedness  of  the
                                                     Issuer.  Each  Series of  Securities  will  consist  of one or more  Classes,  one  or  more  of  which  may  be  Classes  of
                                                     compound  interest  securities,   planned  amortization  class
                                                     ("PAC") securities,  variable interest securities, zero coupon
                                                     securities,   principal   only   securities,   interest   only
                                                     securities,  participating  securities,  senior  securities or subordinate  securities.  Each  Class  may  differ  in,  among other  things,  the amounts  allocated  to and the priority of
                                                     principal    and   interest    payments,    final    scheduled
                                                     distribution  dates,  Distribution  Dates and interest  rates.
                                                     The   Securities  of  each  Class  will  be  issued  in  fully
                                                     registered  form  in  the   denominations   specified  in  the
                                                     related  Prospectus  Supplement.  The  Securities  or  certain
                                                     Classes of such  Securities  offered  thereby may be available in book-entry form only.

Depositor ...........................................Home  Equity   Securitization   Corp.  (the  "Depositor")  was
                                                     incorporated  in the  State  of  North  Carolina  in  December
                                                     1997, and is a  wholly-owned,  special  purpose  subsidiary of
                                                     First Union  National  Bank,  a national  banking  association with its  headquarters in Charlotte,  North Carolina.  Neither
                                                     First  Union  National  Bank nor any  other  affiliate  of the
                                                     Depositor,  the Servicer,  the Trustee or the  Originator  has
                                                     guaranteed  or is  otherwise  obligated  with  respect  to the
                                                     Securities of any Series.  See "THE DEPOSITOR" herein.

Issuer ..............................................With  respect  to  each  series  of  Notes,  the  issuer  (the
                                                     "Issuer")   will  be  an  owner  trust  (the  "Owner   Trust")
                                                     established   for  the  purpose  of  issuing  such  series  of
                                                     Notes.  Each such  Owner  Trust will be  created  pursuant  to the  Trust  Agreement  (the  "Trust  Agreement")  between  the
                                                     Depositor and the Owner  Trustee.  With respect to each series of  Certificates,  the  Issuer  will be the Trust  established pursuant to the related Agreement.

Trustees ............................................The trustee or indenture trustee (each, the "Trustee") for each series of Certificates and Notes,  respectively,  will be named in the related Prospectus Supplement. The Owner Trustee (the

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                                                     "Owner  Trustee") for each series of Notes will be named in the
                                                     related  Prospectus   Supplement.   See  "The   Agreements--The
                                                     Trustee" herein.


Interest Payments ...................................Interest  payments on the  Securities  of a Series  entitled by
                                                     their  terms  to  receive   interest   will  be  made  on  each
                                                     Distribution  Date,  to the  extent  set forth  in,  and at the applicable  rate  specified in (or determined in the manner set forth in), the related Prospectus Supplement. The interest rate on  Securities  of a Series  may be  variable  or  change  with changes in the rates of  interest  on the  related  Home Equity
                                                     Loans, or Underlying Loans relating to the Private  Securities, as applicable  and/or as prepayments occur with respect to such
                                                     Home Equity Loans or Underlying Loans, as applicable.  Interest
                                                     Only  Securities may be assigned a "Notional  Amount" set forth in the related  Prospectus  Supplement which is used solely for convenience in expressing  the  calculation of interest and for certain  other  purposes  and does not  represent  the right to receive any  distributions  allocable to  principal.  Principal
                                                     Only  Securities  may not be entitled  to receive any  interest payments or may be entitled to receive  only  nominal  interest payments.  Interest  payable on the Securities of a Series on a
                                                     Distribution  Date will include all interest accrued during the period  specified  in the related  Prospectus  Supplement.  See
                                                     "DESCRIPTION OF THE SECURITIES--Payments of Interest" herein.


Principal Payments ..................................All payments of principal  of a Series of  Securities  will be made in an  aggregate  amount  determined  as set forth in the related  Prospectus  Supplement  and will be paid at the times and will be  allocated  among the  Classes  of such  Series in the order and  amounts,  and will be  applied  either on a pro rata or a random lot basis  among all  Securities  of any such
                                                     Class,   all   as   specified   in  the   related   Prospectus
                                                     Supplement.

Final Scheduled Distribution Date of the
Securities...........................................The "Final  Scheduled  Distribution  Date" with respect to each
                                                     Class  of  Notes is the  date no  later  than  which  principal thereof  will be fully  paid and with  respect to each Class of
                                                     Certificates  is the date after which no  Certificates  of such
                                                     Class  are  expected  to  remain  outstanding,   in  each  case
                                                     calculated on the basis of the  assumptions  applicable to such
                                                     Series  described  in the related  Prospectus  Supplement.  The
                                                     Final  Scheduled  Distribution  Date of a Class  may  equal the maturity  date of the Primary  Asset in the related  Trust Fund which has the latest  stated  maturity or will be determined as described herein and in the related Prospectus Supplement.


                                                     The  actual  final  Distribution  Date of the  Securities  of a
                                                     Series  will  depend   primarily   upon  the  rate  of  payment
                                                     (including  prepayments,   liquidations  due  to  default,  the
                                                     receipt  of  proceeds  from  casualty  insurance  policies  and repurchases)  of the  Home  Equity  Loans or  Underlying  Loans
                                                     relating  to the  Private  Securities,  as  applicable,  in the related  Trust Fund.  The actual final  Distribution  Date of a
                                                     Security  may occur  substantially  earlier or may occur  later than its Final

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                                                     Scheduled  Distribution  Date as a result of the application of prepayments  to the reduction of the principal  balances of the
                                                     Securities  and as a result of defaults on the Primary  Assets.
                                                     The rate of  payments on the Home  Equity  Loans or  Underlying
                                                     Loans relating to the Private Securities, as applicable, in the
                                                     Trust Fund for a Series  will  depend on a variety of  factors, including certain  characteristics of such Home Equity Loans or
                                                     Underlying  Loans, as applicable,  and the prevailing  level of interest  rates  from time to time,  as well as on a variety of economic, demographic, tax, legal, social and other factors. No assurance can be given as to the actual  prepayment  experience with respect to a Series.  See "RISK  FACTORS--Yield  May Vary"
                                                     and  "DESCRIPTION OF THE  SECURITIES--Weighted  Average Life of
                                                     the Securities" herein.





Optional Termination................................ One or more Classes of Securities of any Series may be redeemed or  repurchased  in  whole  or in part,  at such  time,  by the related Originator,  Servicer, Credit Enhancer, or an affiliate thereof at the price set forth in the related  Agreement (which would not be less than an amount necessary to pay all principal
                                                     and  interest  or  the  securities   outstanding).   Each  such
                                                     redemption or repurchase may occur on or after such time as the aggregate  principal balance of the Securities of the Series or the  Primary  Assets  relating  to such Series is less than the percentage (which percentage shall not exceed 20%) specified in
                                                     the    related    Agreement.    See    "DESCRIPTION    OF   THE
                                                     SECURITIES--Optional   Redemption,   Purchase  or  Termination"
                                                     herein.



Mandatory Termination; Auction Sale .................The  Trustee,  the Servicer or the related  Originator  may be required to effect early  retirement  of a series of Securities by soliciting  competitive bids for the purchase of the related
                                                     Primary Assets or otherwise,  under other  circumstances and in the manner  specified in "THE  AGREEMENTS--Termination"  and in the related Agreement.



                                                     A mandatory  termination  may take the form of an auction sale.
                                                     Within a certain period  following the failure of the holder of the  optional  termination  right to exercise  such right,  the required  party shall solicit bids for the purchase of all Home
                                                     Equity  Loans  remaining  in  the  Trust.  In  the  event  that satisfactory bids are received, (which would  not be less  than an amount  necessary  to pay all principal and interest  on the
                                                     securities   outstanding),   the  net  sale  proceeds  will  be
                                                     distributed  to  Holders,  in the  same  order of  priority  as collections  received in respect of the Home Equity  Loans.  If satisfactory bids are not received, such party shall decline to sell  the  Home  Equity  Loans  and  shall  not  be  under  any obligation  to solicit any further bids or otherwise  negotiate any  further  sale of the  Home  Equity  Loans.  Such  sale and
                                                     consequent   termination   of  the  Trust  must   constitute  a
                                                     "qualified  liquidation" of each REMIC established by the Trust under  Section  860F of the Internal  Revenue Code of 1986,  as
                                                     amended,  including,  without limitation,  the requirement that the  qualified  liquidation  takes  place  over a period not to exceed 90 days.

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The Trust Fund.......................................The Trust  Fund for a Series of  Securities  will  consist  of one or more of the assets  described  below,  as  described in the related Prospectus Supplement.

     A.  Primary Assets..............................The   Primary   Assets  for  a  Series  may   consist  of  any
                                                     combination  of the  following  assets,  to the  extent and as specified in the related  Prospectus  Supplement.  The Primary
                                                     Assets will be  acquired  by the  related  Trust Fund from the related  Originator,  or may be acquired in the open market or in privately negotiated transactions.


(1)       Home Equity Loans......................... The Primary  Assets for a Series will consist,  in whole or in part,  of loans which are  secured by  mortgages  on  residential properties and which may be secured by fixtures (the "Home Equity
                                                    Loans").  Some Home Equity Loans may be  delinquent to the extent specified in the related Prospectus Supplement. The percentage of those Home Equity Loans which are delinquent shall not exceed 10%
                                                    of the aggregate  principal  balance of the Primary  Assets as of the cut-off date for that Series (the "Cut-Off Date").


                                                     The  Home  Equity  Loans  will  consist  of what  are  commonly referred  to as "home  equity"  loans,  as  distinguished  from
                                                     "purchase money" loans. Both of these concepts refer to the use of proceeds  made by the related  borrower,  rather than to any legal or other documentary differences between the two types of loans,  except that "home  equity"  loans are usually  (but not always)  secured by mortgages  which are in a subordinate  lien position  while  "purchase  money"  loans are usually  (but not always)  secured  by  mortgages  which  are  in a  senior  lien position,  and  "home  equity"  loans  are  typically  (but not always) shorter in maturity than "purchase  money" loans (i.e., fifteen  rather than thirty years).  The Home Equity Loans,  in addition to being secured by mortgages on real estate, may also be secured by  "fixtures"  treated as personal  property  under local state law.  Although fixtures may turn up more frequently in the case of loans in  which  the  proceeds  are used to fund home improvements, fixtures as a part of the collateral package may be a part of either a "home  equity"  or  "purchase  money"
                                                     loan.

                                                     A "home  equity"  loan is a loan the  proceeds of which are not used to purchase the related mortgaged  property;  the proceeds of a "purchase  money"  mortgage are applied to the purchase of the related  mortgaged  property.  Typical  uses of proceeds of
                                                     "home   equity"   loans   would  be  home   improvement,   debt
                                                     consolidation and the funding of large expenses such as college tuition.

                                                     Payment Features of Home Equity Loans; Balloon Loans. The Trust
                                                     Fund   may   contain   loans   which   have   various   payment
                                                     characteristics,  including  balloon  or other  non-traditional payment features, and may accrue interest at a fixed rate or an adjustable  rate.  Balloon  loans do not amortize  their entire principal balance by their stated maturity in accordance

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                                                     with their terms and require a balloon payment of the remaining principal  balance at maturity  (each such Home Equity  Loan, a
                                                     "Balloon  Loan").   See  "RISK   FACTORS--Balloon   Loans"  and
                                                     "DESCRIPTION  OF THE  SECURITIES--Weighted  Average Life of the
                                                     Securities" herein.

                                                     The Home Equity Loans will be secured by mortgages and deeds of trust or other similar security  instruments creating a lien on a Mortgaged Property,  which may be subordinated to one or more senior liens on the Mortgaged Property.  The related Prospectus
                                                     Supplement will describe  certain  characteristics  of the Home
                                                     Equity Loans for a Series, including,  without limitation,  and to the extent  relevant:  (a) the  aggregate  unpaid  principal balance  of the Home  Equity  Loans  (or the  aggregate  unpaid principal  balance  included  in the Trust Fund for the related
                                                     Series);  (b) the range and weighted average interest rate (the
                                                     "Loan  Rate") on the loans and in the case of  adjustable  rate loans,  the range and  weighted  average of the current rate of interest borne by such loans (the "Current Interest Rates") and any maximum lifetime interest rates thereon (the "Lifetime Rate
                                                     Caps");  (c) the range and the  average  outstanding  principal balance of the Home  Equity  Loans;  (d) the  weighted  average original  and  remaining  term-to-stated  maturity  of the Home
                                                     Equity   Loans  and  the  range  of  original   and   remaining
                                                     terms-to-stated  maturity,  if  applicable;  (e) the  range and combined  loan-to-value ratios (each a "Combined  Loan-to-Value
                                                     Ratio") or loan-to-value ratios, (each a "Loan-to-Value Ratio")
                                                     as applicable, of the Home Equity Loans, computed in the manner
                                                     described  in  the  related  Prospectus  Supplement;   (f)  the
                                                     percentage  (by  principal  balance as of the Cut-off  Date) of
                                                     Home Equity Loans that accrue  interest at  adjustable or fixed interest rates; (g) any Credit Enhancement relating to the Home
                                                     Equity Loans; (h) the geographic  distribution of any Mortgaged
                                                     Properties securing the Home Equity Loans; (i) the use and type of each Mortgaged Property securing a Home Equity Loan; (j) the lien priority of the Home Equity Loans; and (k) the delinquency status and year of origination of the Home Equity Loans.


         (2)  Private Securities.....................Primary  Assets  for a  Series  may  consist,  in whole or in part,  of Private  Securities  which  include (a)  pass-through certificates  representing beneficial interests in loans of the type that would  otherwise  be eligible to be Home Equity Loans
                                                     (the  "Underlying  Loans")  or (b)  collateralized  obligations secured by Underlying Loans. Such pass-through  certificates or
                                                     collateralized   obligations  will  have  previously  been  (a)
                                                     offered and  distributed to the public pursuant to an effective registration  statement  and  not  purchased  as  part  of  the original  distribution  or (b)  acquired in a  transaction  not involving  any  public  offering  from a  person  who is not an affiliate  of the  issuer  of such  securities  at the  time of transfer (nor an affiliate thereof at any time during the three preceding months); provided a period of three years has elapsed since the later of the date the  securities  were acquired from
                                                     the  issuer  or  an  affiliate  thereof.   Although  individual
                                                     Underlying  Loans may be  insured or  guaranteed  by the United
                                                     States or an

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                                                     agency or  instrumentality  thereof,  they need not be, and the
                                                     Private  Securities  themselves  will  not  be  so  insured  or guaranteed. See "THE TRUST FUNDS--Private Securities" herein.


                                                     The related  Prospectus  Supplement  for a Series will  specify
                                                     (such  disclosure may be on an approximate  basis, as described above  and  will be as of the  date  specified  in the  related
                                                     Prospectus Supplement) to the extent relevant and to the extent such  information is reasonably  available to the Depositor and the  Depositor  reasonably  believes  such  information  to  be reliable:  (i) the aggregate  approximate  principal amount and type of any Private Securities to be included in the Trust Fund for such Series; (ii) certain characteristics of the Underlying
                                                     Loans  including  (A) the payment  features of such  Underlying
                                                     Loans (i.e., whether they are fixed rate or adjustable rate and
                                                     whether  they  provide  for  fixed  level  payments,   negative
                                                     amortization  or other payment  features),  (B) the approximate aggregate  principal  amount of such Underlying Loans which are insured  or  guaranteed  by  a  governmental  entity,  (C)  the servicing  fee or range of servicing  fees with respect to such
                                                     Underlying Loans, (D) the minimum and maximum stated maturities of such Underlying Loans at origination,  (E) the lien priority of such Underlying  Loans,  and (F) the delinquency  status and year of origination of such Underlying Loans; (iii) the maximum original  term-to-stated  maturity of the  Private  Securities;
                                                     (iv)  the  weighted  average  term-to-stated  maturity  of  the
                                                     Private Securities; (v) the pass-through or certificate rate or ranges thereof for the Private Securities;  (vi) the sponsor or depositor of the Private  Securities  (the "PS  Sponsor"),  the
                                                     servicer of the Private  Securities (the "PS Servicer") and the
                                                     trustee of the Private  Securities  (the "PS  Trustee");  (vii)
                                                     certain characteristics of Credit Enhancement,  if any, such as
                                                     reserve  funds,  insurance  policies,   letters  of  credit  or
                                                     guarantees,  relating to the Home Equity Loans  underlying  the
                                                     Private Securities,  or to such Private Securities  themselves;
                                                     (viii)  the terms on which the  Underlying  Loans  may,  or are required to, be repurchased prior to stated maturity;  (ix) the terms on which substitute  Underlying Loans may be delivered to replace those initially deposited with the PS Trustee;  and (x)
                                                     a description of the limited purpose and business of the issuer
                                                     of  the  Private   Securities,   the   availability  of  public
                                                     information  concerning such issuer and market information with
                                                     respect   to   the   Private   Securities.   See   "THE   TRUST
                                                     FUNDS--Additional Information" herein.


     B.  Collection and Distribution
         Accounts....................................All payments on or with respect to the Primary Assets for a
                                                     Series will be remitted directly to an account (the "Collection
                                                     Account") to be established for such Series with the Trustee or the Servicer,  in the name of the Trustee. The Trustee shall be required  to apply a portion  of the  amount in the  Collection
                                                     Account,  together  with  reinvestment  earnings  from eligible investments specified in the related Prospectus Supplement,  to the payment of certain amounts payable to the Servicer under

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                                                     the related  Agreement  and any other  person  specified in the
                                                     Prospectus  Supplement,  and to deposit a portion of the amount
                                                     in  the  Collection   Account  into  a  separate  account  (the
                                                     "Distribution Account") to be established for such Series, each in the  manner  and at the  times  established  in the  related
                                                     Prospectus   Supplement.   The   amounts   deposited   in  such
                                                     Distribution  Account will be available for (i)  application to the  payment of  principal  of and  interest  on such Series of
                                                     Securities on the next  Distribution  Date,  (ii) the making of adequate  provision for future  payments on certain  Classes of
                                                     Securities and (iii) any other purpose specified in the related
                                                     Prospectus   Supplement.   After  applying  the  funds  in  the
                                                     Collection  Account as described  above, any funds remaining in the  Collection  Account may be paid over to the Servicer,  the
                                                     Depositor,  any provider of Credit  Enhancement with respect to such Series (a "Credit  Enhancer") or any other person entitled thereto  in the  manner  and at the  times  established  in the related Prospectus Supplement.

     C.  Pre-Funding and Capitalized Interest
         Accounts....................................A Trust Fund may include one or more segregated trust accounts
                                                     (each, a "Pre-Funding Account") established and maintained with the  Trustee for the related  Series.  On the closing  date for such  Series,  a  portion  of the  proceeds  of the sale of the
                                                     Securities  of  such  Series  (such  amount,   the  "Pre-Funded
                                                     Amount") will be deposited in the  Pre-Funding  Account and may be used to purchase additional Primary Assets during the period of time  specified in the related  Prospectus  Supplement  (the
                                                     "Pre-Funding  Period").  If any  Pre-Funded  Amount  remains on
                                                     deposit  in  the   Pre-Funding   Account  at  the  end  of  the
                                                     Pre-Funding  Period,  such amount will be applied in the manner specified in the related  Prospectus  Supplement  to prepay the
                                                     Notes and/or the  Certificates of the applicable  Series.  If a
                                                     Trust Fund  includes a  Pre-Funding  Account and the  principal balance of  additional  Primary  Assets  delivered to the Trust
                                                     Fund during the  Pre-Funding  Period is less than the  original
                                                     Pre-Funded Amount, the Holders of the Securities of the related
                                                     Series will  receive a  prepayment  of  principal as and to the extent described in the related Prospectus Supplement. Any such principal prepayment may adversely affect the yield to maturity of the applicable Securities.

                                                     If a Pre-Funding  Account is  established,  (a) the Pre-Funding
                                                     Period will not exceed 90 days from the related  closing  date,
                                                     (b) the  additional  Primary  Assets to be acquired  during the
                                                     Pre-Funding Period will be subject to the same  representations and warranties and satisfy the same eligibility requirements as the Primary  Assets  included in the related  Trust Fund on the closing  date,  subject  to such  exceptions  as are  expressly stated  in such  Prospectus  Supplement,  (c)  the  Pre-Funding
                                                     Amount  will not  exceed  25% of the  principal  amount  of the
                                                     Securities  issued  pursuant to a  particular  offering and (d)
                                                     prior to the investment of the Pre-Funded  Amount in additional
                                                     Primary Assets,  such Pre-Funded Amount will be invested in one or more "Eligible Investments" specified in the related

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                                                     Agreement  and  described  herein  under  "THE  TRUST  FUNDS --
                                                     Collection and Distribution  Accounts." Any Eligible Investment
                                                     must  mature no later than the  Business  Day prior to the next
                                                     Distribution  Date.  "Business  Day" means any day other than a
                                                     Saturday,  Sunday  or  other  day on which  commercial  banking institutions  or trust  companies in New York,  New York or the principal place of business of the Trustee are closed.

                                                     If a Pre-Funding Account is established, one or more segregated trust accounts (each, a "Capitalized  Interest Account") may be established  and  maintained  with the  Trustee for the related
                                                     Series.  On the closing date for such Series,  a portion of the proceeds of the sale of the  Securities  of such Series will be deposited in the Capitalized  Interest Account and used to fund the  excess,  if  any,  of (x) the  sum of (i)  the  amount  of interest  accrued  on the  Securities  of such  Series and (ii)
                                                     certain fees or expenses during the Pre-Funding  Period such as trustee fees and credit  enhancement  fees, over (y) the amount of interest  available  therefor from the Primary Assets in the
                                                     Trust Fund. Any amounts on deposit in the Capitalized  Interest
                                                     Account  at the  end of the  Pre-Funding  Period  that  are not necessary for such purposes will be  distributed  to the person specified in the related Prospectus Supplement.  See "THE TRUST
                                                     FUNDS--Pre-Funding Account" herein.

Credit Enhancement...................................If stated in the Prospectus  Supplement  relating to a Series, the  Depositor  will  obtain an  irrevocable  letter of credit, surety bond, certificate insurance policy,  insurance policy or
                                                     other   form   of   credit   support   (collectively,   "Credit
                                                     Enhancement")  in favor of the Trustee on behalf of the Holders
                                                     of  such  Series  and  any  other  person   specified  in  such
                                                     Prospectus Supplement from an institution (a "Credit Enhancer")
                                                     acceptable to the rating  agency or agencies  identified in the
                                                     related   Prospectus   Supplement  as  rating  such  Series  of
                                                     Securities (collectively, the "Rating Agency") for the purposes specified in such Prospectus Supplement. The Credit Enhancement will support the payments on the Securities and may be used for
                                                     other  purposes,   to  the  extent  and  under  the  conditions
                                                     specified   in  such   Prospectus   Supplement.   See   "CREDIT
                                                     ENHANCEMENT"  herein.  Credit  Enhancement  for  a  Series  may
                                                     include  one  or  more  of  the   following   types  of  Credit
                                                     Enhancement, or such other type of Credit Enhancement specified in the related Prospectus Supplement.

     A.  Subordinate Securities......................Credit  Enhancement  for a Series  may  consist of one or more
                                                     Classes  of  Subordinate  Securities.  The rights of Holders of such  Subordinate  Securities to receive  distributions  on any
                                                     Distribution  Date will be subordinate in right and priority to the rights of holders of Senior  Securities of the Series,  but
                                                     only  to  the  extent  described  in  the  related   Prospectus
                                                     Supplement.

     B.  Insurance ..................................Credit Enhancement for a Series may consist of special hazard
                                                     insurance  policies,   bankruptcy  bonds  and  other  types  of
                                                     insurance supporting payments on the Securities.

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     C.  Reserve Funds ..............................If stated in the  Prospectus  Supplement,  the  Depositor  may deposit  cash,  a  letter  or  letters  of  credit,  short-term investments,  or other  instruments  acceptable  to the  Rating
                                                     Agency in one or more reserve  funds to be  established  in the name of the Trustee (each a "Reserve Fund"), which will be used by the Trustee to make  required  payments of  principal  of or interest on the  Securities  of such Series,  to make  adequate provision  for future  payments on such  Securities  or for any other purpose specified in the Agreement,  with respect to such
                                                     Series,  to the extent that funds are not otherwise  available.
                                                     In the  alternative  or in addition to such deposit,  a Reserve
                                                     Fund for a Series may be funded through application of all or a portion of the  excess  cash flow from the  Primary  Assets for such Series, to the extent described in the related  Prospectus
                                                     Supplement.

     D.  Minimum Principal Payment
         Agreement...................................If stated in the  Prospectus  Supplement  relating to a Series of  Securities,  the  Depositor  will  enter  into  a  minimum principal  payment  agreement (the "Minimum  Principal Payment
                                                     Agreement")  with  an  entity  meeting  the  criteria  of  the
                                                     Rating  Agency,  pursuant to which such  entity  will  provide funds in the event that  aggregate  principal  payments on the
                                                     Primary  Assets  for such  Series are not  sufficient  to make
                                                     certain    payments.    See    "CREDIT    ENHANCEMENT--Minimum
                                                     Principal Payment Agreement" herein.

     E.  Deposit Agreement...........................If stated in the  Prospectus  Supplement,  the  Depositor  and the Trustee will enter into a guaranteed  investment  contract
                                                     or  an  investment   agreement   (the   "Deposit   Agreement")
                                                     pursuant  to which all or a  portion  of  amounts  held in the
                                                     Collection  Account,   the  Distribution  Account  or  in  any
                                                     Reserve  Fund will be invested  with the entity  specified  in such  Prospectus  Supplement.  The Trustee will be entitled to withdraw  amounts so invested,  plus  interest at a rate equal to the Assumed  Reinvestment  Rate, in the manner specified in the Prospectus  Supplement.  See "CREDIT  ENHANCEMENT--Deposit
                                                     Agreement" herein.


Servicing............................................The Servicer will be responsible  for servicing,  managing and making  collections  on the Home Equity Loans for a Series.  In addition,  the Servicer may act as custodian and be responsible for  maintaining  custody of the Home Equity  Loans and related documentation  on behalf of the Trustee.  Advances with respect to  delinquent  payments  of  principal  or  interest on a Home
                                                     Equity  Loan will be made by the  Servicer  only to the  extent described in the related Prospectus  Supplement.  Such advances will be  intended  to provide  liquidity  only and the  related
                                                     Prospectus Supplement will specify the extent to which they are
                                                     reimbursable  to  the  Servicer  from  scheduled   payments  of
                                                     principal and interest, late collections,  or from the proceeds of  liquidation  of the related Home Equity Loans or from other recoveries  relating to such Home Equity  Loan  (including  any insurance  proceeds or payments from other credit support).  In performing these functions, the Servicer will exercise the same



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                                                     degree  of skill and care that it  customarily  exercises  with respect to similar  receivables  or Home Equity  Loans owned or serviced  by  it.  Under  certain  limited  circumstances,  the
                                                     Servicer  may resign or be removed,  in which event  either the
                                                     Trustee  or  a  third-party   servicer  will  be  appointed  as
                                                     successor servicer. The Servicer will receive a periodic fee as servicing  compensation  (the  "Servicing  Fee")  and  may,  as specified  herein  and in the  related  Prospectus  Supplement, receive certain additional compensation. See "SERVICING OF HOME
                                                     EQUITY LOANS -- Servicing Compensation and Payment of Expenses"
                                                     herein.



Material Federal Income
Tax Consequences.....................................Securities of each series offered hereby will, for federal income tax purposes,  constitute either (i) interests ("Grantor
                                                     Trust  Securities") in a Trust treated as a grantor trust under applicable  provisions of the Code,  (ii)  "regular  interests"
                                                     ("REMIC Regular  Securities") or "residual  interests"  ("REMIC
                                                     Residual  Securities")  in a  Trust  treated  as a real  estate
                                                     mortgage   investment   conduit   ("REMIC")   (or,  in  certain
                                                     instances,  containing  one or more REMICs) under Sections 860A through 860G of the Code, (iii) debt issued by an Issuer ("Debt
                                                     Securities")  (iv) interests in an Issuer which is treated as a
                                                     partnership   ("Partnership   Interests"),   or  (v)   "regular
                                                     interests" ("FASIT Regular Securities"), "high-yield interests"
                                                     ("FASIT  High-Yield   Securities")  or  an  ownership  interest
                                                     ("FASIT Ownership  Security") in a Trust treated as a financial asset  securitization  investment  conduit  ("FASIT")  (or,  in certain  circumstances  containing  one or more  FASITs)  under
                                                     Sections 860H through 860L of the Code. In the event that FASIT securities  are issued,  any revolving  period,  or addition or substitution of collateral  provisions  otherwise  available by means of the FASIT election will be restricted so as to conform to the requirements of REMICs.


                                                     Dewey  Ballantine  LLP,  special tax counsel to the  Depositor, will render an opinion upon  issuance of a series of Securities which  will be filed  with the  Commission  as an  exhibit to a post-effective  amendment  or in a current  report on Form 8-K.
                                                     Investors are urged to consult their tax advisors and to review
                                                     "Material  Federal Income Tax  Consequences"  herein and in the related Prospectus Supplement.

ERISA Considerations.................................A  fiduciary  of any  employee  benefit  plan  subject  to the
                                                     Employee  Retirement  Income  Security Act of 1974,  as amended
                                                     ("ERISA"),  or the Code  should  carefully  review with its own legal  advisors  whether the purchase or holding of  Securities could  give  rise  to a  transaction  prohibited  or  otherwise impermissible  under  ERISA or the  Code.  A  violation  of the prohibited  transaction rules may generate excise tax and other liabilities under ERISA and the Code. If the Securities offered
                                                     are   Certificates,   an  individual   prohibited   transaction
                                                     exemption   issued  by  the  Department  of  Labor  to  various
                                                     underwriters  may exempt the  purchase,  holding  and resale of such Certificates.  In addition,  Prohibited  Transaction Class
                                                     Exemption 83-1 may exempt the sale or exchange of the

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                                                     Certificates.  If the  Securities  offered  are Notes which are treated as indebtedness without substantial equity features for purposes of ERISA, various Department of Labor Class Exemptions may exempt the  purchase  and holding of such  Notes,  and each purchaser  and  transferee  of such  Notes may be  required  to represent  and warrant that such an exemption is  applicable to
                                                     its   purchase   and   holding   of  the   Notes.   See  "ERISA
                                                     CONSIDERATIONS" herein.

Legal Investment ....................................The related  Prospectus  Supplement  will state whether or not the  Securities of each Series  offered by this  Prospectus and the related  Prospectus  Supplement will  constitute  "mortgage
                                                     related   securities"  under  the  Secondary   Mortgage  Market
                                                     Enhancement Act of 1984 ("SMMEA").  Investors whose  investment authority is subject to legal restrictions should consult their own legal advisors to determine  whether and to what extent the
                                                     Securities  constitute  legal  investments for them. See "LEGAL
                                                     INVESTMENT" herein.

Use of Proceeds .....................................The  net  proceeds  from  the  sale  of  each  Series  will be applied to one or more of the  following  purposes:  (i) to the acquisition  of the  related  Primary  Assets,  (ii)  to  repay indebtedness which has been incurred to obtain funds to acquire such  Primary  Assets,  (iii) to  establish  any Reserve  Funds described in the related Prospectus  Supplement and (iv) to pay costs of structuring and issuing such Securities, including the costs of obtaining Credit Enhancement,  if any. The acquisition of the  Primary  Assets  for a  Series  may be  effected  by an exchange of  Securities  with the  Originator  of such  Primary
                                                     Assets. See "USE OF PROCEEDS" herein.


Ratings .............................................It will be a  requirement  for issuance of any Series that the
                                                     Securities   offered  by  this   Prospectus   and  the  related
                                                     Prospectus Supplement be rated by at least one Rating Agency in one of its  four  highest  applicable  rating  categories.  The rating or  ratings  applicable  to  Securities  of each  Series offered hereby and by the related Prospectus Supplement will be as set forth in the related Prospectus Supplement. A securities rating should be evaluated  independently of similar ratings on different  types of  securities.  A securities  rating is not a recommendation  to buy,  hold or sell  securities  and does not address the effect that the rate of  prepayments on Home Equity
                                                     Loans or Underlying  Loans relating to Private  Securities,  as applicable,  for a Series may have on the yield to investors in the Securities of such Series. See "RISK  FACTORS--Ratings  Are
                                                     Not Recommendations" herein.


Absence of Market ...................................The  Securities  will be a new  issue  of  securities  with no established  trading  market.  The  Issuer  does not expect to
                                                     apply  for  listing  of  the   Securities   on  any   national
                                                     securities  exchange or quote the  Securities in the automated quotation  system  of  a  registered  securities  association.
                                                     The   Underwriter(s)   specified  in  the  related  Prospectus
                                                     Supplement   expects  to  make  a  secondary   market  in  the
                                                     Securities,  but  has  no  obligation  to  do  so.  See  "RISK
                                                     FACTORS" herein.

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Risk Factors ........................................There are material risks associated with an investment in the
                                                     Securities.  For a  discussion  of all  material  factors  that
                                                     should  be   considered   by   prospective   investors  in  the
                                                     Securities,  see  "RISK  FACTORS"  herein  and in  the  related
                                                     Prospectus Supplement.

                                RISK FACTORS

         For a discussion of all material risk factors that could make the offering of the Securities speculative or one of high risk, Investors should consider the following factors and "Risk Factors" in the related Prospectus Supplement.

An Investment in Any Security May Be an Illiquid Investment, which May Result in the Holder Holding such Investment to Maturity.

         There will be no market for the Securities of any Series prior to the issuance thereof, and there can be no assurance that a secondary market will develop or, if it does develop, that it will provide Holders with liquidity of investment or will continue for the life of the Securities of such Series. The Underwriter(s) specified in the related Prospectus Supplement expects to make a secondary market in the Securities, but has no obligation to do so.

The Assets of the Trust Fund, as Well as Any Applicable Credit Enhancement, Will Be Limited and, if such Assets and/or Credit Enhancement Become Insufficient to Service the Related Securities, Losses May Result.

         The Securities of a Series will be payable solely from the assets of the Trust Fund for such Securities. There will be no recourse to the Depositor or any other person for any default on the Notes or any failure to receive distributions on the Certificates. Further, at the times and to the extent set forth in the related Prospectus Supplement, certain Primary Assets and/or any balance remaining in the Collection Account or Distribution Account immediately after making all payments due on the Securities of such Series and other payments specified in the related Prospectus Supplement, may be promptly released or remitted to the Depositor, the Servicer, the Credit Enhancer or any other person entitled thereto and will no longer be available for making payments to Holders. Consequently, Holders of Securities of each Series must rely solely upon payments with respect to the Primary Assets and the other assets constituting the Trust Fund for a Series of Securities, including, if applicable, any amounts available pursuant to any Credit Enhancement for such Series, for the payment of principal of and interest on the Securities of such Series.

         Holders of Notes will be required under the Indenture to proceed only against the Primary Assets and other assets constituting the related Trust Fund in the case of a default with respect to such Notes and may not proceed against any assets of the Depositor. There is no assurance that the market value of the Primary Assets or any other assets for a Series will at any time be equal to or greater than the aggregate principal amount of the Securities of such Series then outstanding, plus accrued interest thereon. Moreover, upon an event of default under the Indenture for a Series of Notes and a sale of the assets in the Trust Fund or upon a sale of the assets of a Trust Fund for a Series of Certificates, the Trustee, the Servicer, if any, the Credit Enhancer and any other service provider specified in the related Prospectus Supplement generally will be entitled to receive the proceeds of any such sale to the extent of unpaid fees and other amounts owing to such persons under the related Agreement prior to distributions to Holders of Securities. Upon any such sale, the proceeds thereof may be insufficient to pay in full the principal of and interest on the Securities of such Series.

         The only obligations, if any, of the Depositor with respect to the Securities of any Series will be pursuant to certain representations and warranties. See "THE AGREEMENTS--Assignment of Primary Assets" herein.

Credit Enhancement Will Be Limited in Amount and Scope of Coverage and May Not be Sufficient to Cover Losses.

         Although any Credit Enhancement is intended to reduce the risk of delinquent payments or losses to Holders entitled to the benefit thereof, the amount of such Credit Enhancement will be limited and will decline and could be depleted under certain circumstances prior to the payment in full of the related Series of Securities, and as a result Holders may suffer losses. Furthermore, such Credit Enhancement may provide only very limited coverage as to certain types of losses and may provide no coverage as to certain other types of losses. Generally, Credit Enhancements do not directly or indirectly guarantee to the holders of Securities, any specific rate of prepayment. See "CREDIT ENHANCEMENT" herein.

The Timing of Principal Payments May Adversely Affect the Yield to Maturity of the Securities.


         The yield to maturity experienced by a Holder of Securities may be affected by the rate of payment of principal of the Home Equity Loans or Underlying Loans relating to the Private Securities, as applicable. The timing of principal payments of the Securities of a Series will be affected by a number of factors, including the following: (i) the extent of prepayments of the Home Equity Loans or Underlying Loans relating to the Private Securities, as applicable; (ii) the manner of allocating principal payments among the Classes of Securities of a Series as specified in the related Prospectus Supplement;
(iii) the exercise by the party entitled thereto of any right of optional termination; (iv) liquidations due to defaults and (v) repurchases of Home Equity Loans or Underlying Loans due to conversion of adjustable-rate loans ("ARM Loans") to fixed-rate loans or breaches of the related Originator's or Servicer's representations and warranties). See "DESCRIPTION OF THE SECURITIES--Weighted Average Life of Securities.".


         Interest payable on the Securities of a Series on a Distribution Date will include all interest accrued during the period specified in the related Prospectus Supplement. In the event interest accrues during the calendar month prior to a Distribution Date, the effective yield to Holders will be reduced from the yield that would otherwise be obtainable if interest payable on the Security were to accrue through the day immediately preceding each Distribution Date, and the effective yield (at par) to Holders will be less than the indicated coupon rate. See "DESCRIPTION OF THE SECURITIES--Payments of Interest."

Prepayments May Adversely Affect the Yield to Maturity of the Securities.



         The yield to maturity of the Securities of each series may be adversely affected by a higher or lower than anticipated rate of prepayments on the related Home Equity Loans. The yield to maturity on interest-only Private Securities or Private Securities purchased at premiums or discounted to par will be extremely sensitive to the rate of prepayments on the related Home Equity Loans. In addition, the yield to maturity on certain other types of classes of Securities, including certain classes in a series including more than one class of Securities, may be relatively more sensitive to the rate of prepayment on the related Home Equity Loans than other classes of Securities.

         The Home Equity Loans may be prepaid in full or in part at any time; however, a prepayment penalty or premium may be imposed in connection therewith. Unless so specified in the related Prospectus Supplement, such penalties will not be property of the related Trust. The rate of prepayments of the Home Equity Loans cannot be predicted and is influenced by a wide variety of economic, social and other factors, including prevailing mortgage market interest rates, the availability of alternative financing, local and regional economic conditions and homeowner mobility. Therefore, no assurance can be given as to the level of prepayments that a Trust will experience.

         Prepayments may result from mandatory prepayments relating to unused monies held in Pre-Funding Accounts, if any, voluntary early payments by borrowers (including payments in connection with refinancings of the related senior Home Equity Loan or Loans), sales of Mortgaged Properties subject to "due-on-sale" provisions and liquidations due to default, as well as the receipt of proceeds from physical damage, credit life and disability insurance policies. In addition, repurchases or purchases from a Trust of Home Equity Loans or substitution adjustments required to be made under the Pooling and Servicing Agreement will have the same effect on the Securityholders as a prepayment of such Home Equity Loans. The related Prospectus Supplement will specify whether any or all of the Home Equity Loans contain "due-on-sale" provisions.

         Collections on the Home Equity Loans may vary due to the level of incidence of delinquent payments and of prepayments. Collections on the Home Equity Loans may also vary due to seasonal purchasing and payment habits of borrowers.

As a Result of Optional Redemption or Repurchase or Auction Sale, Holders Could Be Fully Paid Significantly Earlier than Would Otherwise Be the Case.


         One or more Classes of Securities of any Series may be subject to optional redemption or repurchase, in whole or in part, on or after such time as the aggregate outstanding principal amount of the Primary Assets is less than the amount or percentage specified in the related Agreement, such amount or percentage not to exceed 20% of the aggregate principal balance of the Primary Assets as of the Cut-off Date for that Series. Neither the Trust nor the Holders will have any continuing liability under such optional redemption or repurchase. If the optional termination is not exercised, then one or more Classes of Securities may be subject to early retirement by an auction sale. See "THE AGREEMENTS--Termination" herein. The risk of reinvesting unscheduled distributions resulting from redemption or repurchase of the Securities will be borne by the Holders. See "DESCRIPTION OF THE SECURITIES--Optional Redemption, Purchase or Termination." The optional termination and mandatory termination described herein are the only circumstances in which the Securities could be retired earlier than would be the case if the Trust were allowed to go to term.



Home Equity Loans with Balloon and Non-Traditional Payment Methods May Create Greater Default Risk.

         A portion of the aggregate principal balance of the Home Equity Loans at any time may be Balloon Loans that provide for the payment of the unamortized principal balance of such Home Equity Loan in a single payment at maturity Such Balloon Loans provide for equal monthly payments, consisting of principal and interest, generally based on a 30-year amortization schedule, and a single payment of the remaining balance of the Balloon Loan generally 5, 7, 10, or 15 years after origination. Amortization of a Balloon Loan based on a scheduled period that is longer than the term of the loan results in a remaining principal balance at maturity that is substantially larger than the regular scheduled payments. The Depositor does not have any information regarding the default history or prepayment history of payments on Balloon Loans. Because borrowers of Balloon Loans are required to make substantial single payments upon maturity, it is possible that the default risk associated with the Balloon Loans is greater than that associated with fully-amortizing Home Equity Loans.

         Other types of loans that may be included in the Trust Fund may involve additional uncertainties not present in traditional types of loans. For example, certain of the Home Equity Loans may provide for escalating or variable payments by the borrower under the Home Equity Loan, as to which the borrower is generally qualified on the basis of the initial payment amount. In some instances the borrower's income may not be sufficient to enable them to continue to make their loan payments as such payments increase and thus the likelihood of default will increase. The Depositor does not have any information regarding the default history or prepayment history of payments on these non-traditional loans


Junior Liens May Experience Higher Rates of Delinquencies and Losses.

         If the Mortgages in a Trust Fund are primarily junior liens subordinate to the rights of the mortgagee under the related senior mortgage or mortgages, the proceeds from any liquidation, insurance or condemnation proceedings will be available to satisfy the outstanding balance of such junior mortgage only to the extent that the claims of such senior mortgagees have been satisfied in full, including any related foreclosure costs. In addition, a junior mortgagee may not foreclose on the Mortgaged Property securing a junior mortgage unless it forecloses subject to the senior mortgages, in which case it must either pay the entire amount due on the senior mortgages to the senior mortgagees at or prior to the foreclosure sale or undertake the obligation to make payments on the senior mortgages in the event the mortgagor is in default thereunder. The Trust Fund will not have any source of funds to satisfy the senior mortgages or make payments due to the senior mortgagees.

Property Values May Decline, Leading to Higher Losses.


         There are several factors that could adversely affect the value of Mortgaged Properties such that the outstanding balance of the related Home Equity Loan, together with any senior financing on the Mortgaged Properties, would equal or exceed the value of the Mortgaged Properties. Among the factors that could adversely affect the value of the Mortgaged Properties are an overall decline in the residential real estate market in the areas in which the Mortgaged Properties are located or a decline in the general condition of the Mortgaged Properties as a result of failure of borrowers to maintain adequately the Mortgaged Properties or of natural disasters that are not necessarily covered by insurance, such as earthquakes and floods. Any such decline could extinguish the value of a junior interest in a Mortgaged Property before having any effect on the related senior interest therein. If such a decline occurs, the actual rates of delinquencies, foreclosure and losses on the junior loans could be higher than those currently experienced in the mortgage lending industry in general.

Geographic Concentration of Mortgaged Properties May Result in Higher Losses, if Particular Regions Experience Downturns.


         Certain geographic regions from time to time will experience weaker regional economic conditions and housing markets than will other regions, and, consequently, will experience higher rates of loss and delinquency on home equity loans generally. The Home Equity Loans underlying certain Series of Securities may be concentrated in such regions, and such concentrations may present risk considerations in addition to those generally present for similar home equity loan asset-backed securities without such concentrations. Information with respect to geographic concentration of Mortgaged Properties that is known at the time of the offering will be specified in the related Prospectus Supplement.


Pre-Funding May Adversely Affect Investment.

         If a Trust Fund includes a Pre-Funding Account and the principal balance of additional Primary Assets delivered to the Trust Fund during the Pre-Funding Period is less than the original Pre-Funded Amount, the Holders of the Securities of the related Series will receive a prepayment of principal as and to the extent described in the related Prospectus Supplement. Any such principal prepayment may adversely affect the yield to maturity of the applicable Securities. Since prevailing interest rates are subject to fluctuation, there can be no assurance that investors will be able to reinvest such a prepayment at yields equaling or exceeding the yields on the related Securities. It is possible that the yield on any such reinvestment will be lower, and may be significantly lower, than the yield on the related Securities.

         Each additional Primary Asset must satisfy the eligibility criteria specified in the related Prospectus Supplement and the related agreements. Such eligibility criteria will be determined in consultation with each Rating Agency (and/or Credit Enhancer) prior to the issuance of the related Series and are designed to ensure that if such additional Primary Asset were included as part of the initial Trust Fund, the credit quality of such assets would be consistent with the initial rating of each Class of Securities of such Series. Following the transfer of additional Primary Assets to the Trust, the aggregate characteristics of the Primary Assets then held in the Trust may vary from those of the initial Primary Assets of such Trust. As a result, the additional Primary Assets may adversely affect the performance of the related Securities

         The ability of a Trust to invest in additional Primary Assets during the related Pre-Funding Period will be dependant on the ability of the Originator to originate or acquire Primary Assets that satisfy the requirements for transfer to the Trust Fund. The ability of the Originator to originate or acquire such Primary Assets will be affected by a variety of social and economic factors, including the prevailing level of market interest rates, unemployment levels and consumer perceptions of general economic conditions.

Environmental Conditions on the Mortgaged Property May Give Rise to Liability.

         Real property pledged as security to a lender may be subject to certain environmental risks. Under the laws of certain states, contamination of a Mortgaged Property may give rise to a lien on the Mortgaged Property to assure the costs of clean-up. In several states, such a lien has priority over the lien of an existing mortgage or owner's interest against such Mortgaged Property. In addition, under the laws of some states and under the federal Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA"), a lender may be liable, as an "owner" or "operator," for costs of addressing releases or threatened releases of hazardous substances that require remedy at a property, if agents or employees of the lender have become sufficiently involved in the operations of the borrower, regardless of whether or not the environmental damage or threat was caused by a prior owner. A lender also risks such liability on foreclosure of the Mortgaged Property.

State and Federal Credit Protection Laws May Limit Collection of Principal and Interest on the Home Equity Loans.

         Applicable state laws generally regulate interest rates and other charges and require certain disclosures. In addition, other state laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the Home Equity Loans.

         The Home Equity Loans may also be subject to Federal  laws,  including:
(i) the Federal Truth in Lending Act and Regulation Z promulgated thereunder, which require certain disclosures to the borrowers regarding the terms of the Home Equity Loans; (ii) the Equal Credit Opportunity Act and Regulation B promulgated thereunder, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit; and (iii) the Fair Credit Reporting Act, which regulates the use and reporting of information related to the borrower's credit experience.

         Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the Servicer to collect all or part of the principal of or interest on the Home Equity Loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the owner of the Home Equity Loan to damages and administrative enforcement. See "CERTAIN LEGAL ASPECTS OF THE HOME EQUITY LOANS" herein.


Ratings Are Not Recommendations. A Reduction in the Rating of Any Credit Enhancer Would Likely Adversely Impact the Rating of the Securities.

         It will be a condition to the issuance of a Series of Securities that they be rated in one of the four highest rating categories by the Rating Agency identified in the related Prospectus Supplement. Any such rating would be based on, among other things, the adequacy of the value of the Primary Assets and any Credit Enhancement with respect to such Series. Such rating should not be deemed a recommendation to purchase, hold or sell Securities, inasmuch as it does not address market price or suitability for a particular investor.

A Reduction in the Rating of Any Credit Enhancer Would Likely Adversely Impact the Rating of the Securities.

         There is also no assurance that any such rating will remain in effect for any given period of time or may not be lowered or withdrawn entirely by the Rating Agency if in its judgment circumstances in the future so warrant. In addition to being lowered or withdrawn due to any erosion in the adequacy of the value of the Primary Assets, such rating might also be lowered or withdrawn, among other reasons, because of an adverse change in the financial or other condition of a Credit Enhancer or a change in the rating of such Credit Enhancer's long term debt.

ERISA May Restrict the Acquisition, Ownership and Disposition of Securities.

         Generally, ERISA applies to investments made by benefit plans and transactions involving the assets of such plans. Due to the complexity of regulations which govern such plans, prospective investors that are subject to ERISA are urged to consult their own counsel regarding consequences under ERISA of acquisition, ownership and disposition of Securities. See "ERISA CONSIDERATIONS" herein.


                          DESCRIPTION OF THE SECURITIES


General

         Each Series of Notes will be issued pursuant to an indenture (the "Indenture") between the related Issuer and the entity named in the related Prospectus Supplement as trustee (the "Trustee") with respect to such Series. A form of Indenture has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. The Certificates will also be issued in Series pursuant to separate agreements (each, a "Pooling and Servicing

Agreement" or a "Trust Agreement") among the Depositor, the Servicer, if the Series relates to Home Equity Loans, and the Trustee. A form of Pooling and Servicing Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. A Series may consist of both Notes and Certificates.


         The Originator may agree to reimburse the Depositor for certain fees and expenses of the Depositor incurred in connection with the offering of the Securities.

         The following summaries describe certain provisions in the Agreements common to each Series of Securities. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the Agreements and the Prospectus Supplement relating to each Series of Securities. Where particular provisions or terms used in the Agreements are referred to, the actual provisions (including definitions of terms) are incorporated herein by reference as part of such summaries.

         Each Series of Securities will consist of one or more Classes of Securities, one or more of which may be compound interest securities, variable interest securities, PAC securities, zero coupon securities, principal only securities, interest only securities or participating securities. A Series may also include one or more Classes of subordinate securities. The Securities of each Series will be issued only in fully registered form, without coupons, in the authorized denominations for each Class specified in the related Prospectus Supplement. Upon satisfaction of the conditions, if any, applicable to a Class of a Series, the transfer of the Securities may be registered and the Securities may be exchanged at the office of the Trustee specified in the Prospectus
Supplement without the payment of any service charge other than any tax or governmental charge payable in connection with such registration of transfer or exchange. One or more Classes of a Series may be available in book-entry form only.

         Payments of principal of and interest on a Series of Securities will be made on the Distribution Dates specified in the Prospectus Supplement relating to such Series by check mailed to Holders of such Series, registered as such at the close of business on the record date specified in the related Prospectus Supplement applicable to such Distribution Dates at their addresses appearing on the security register, except that (a) payments may be made by wire transfer (at the expense of the Holder requesting payment by wire transfer) in certain circumstances described in the related Prospectus Supplement and (b) final payments of principal in retirement of each Security will be made only upon presentation and surrender of such Security at the office of the Trustee specified in the Prospectus Supplement. Notice of the final payment on a Security will be mailed to the Holder of such Security before the Distribution Date on which the final principal payment on any Security is expected to be made to the holder of such Security.

         Payments of principal of and interest on the Securities will be made by the Trustee, or a paying agent on behalf of the Trustee, as specified in the related Prospectus Supplement. Payments with respect to the Primary Assets for a Series, together with reinvestment income thereon, amounts withdrawn from any Reserve Fund, and amounts available pursuant to any other Credit Enhancement will be deposited into the Collection Account. Such amounts may be net of certain amounts payable to the related Servicer and any other person specified in the Prospectus Supplement. Such amounts thereafter will be deposited into the Distribution Account and will be available to make payments on the Securities of such Series on the next Distribution Date. See "THE TRUST FUNDS--Collection and Distribution Accounts" herein.

Payments of Interest


         The Securities of each Class by their terms entitled to receive interest will bear interest from the date and at the rate per annum specified, or calculated in the method described in the related Prospectus Supplement. Interest on such Securities of a Series will be payable on the Distribution Date specified in the related Prospectus Supplement. The rate of interest on Securities of a Series may be variable or may change with changes in the annual percentage rates of the Home Equity Loans or Underlying Loans relating to the Private Securities, as applicable included in the related Trust Fund and/or as prepayments occur with respect to such Home Equity Loans or Underlying Loans, as applicable. Principal Only Securities may not be entitled to receive any interest distributions or may be entitled to receive only nominal interest distributions. Any interest on Zero Coupon Securities that is not paid on the related Distribution Date will accrue and be added to the principal thereof on such Distribution Date.

         Interest payable on the Securities on a Distribution Date will include all interest accrued during the period specified in the related Prospectus Supplement. In the event interest accrues during the calendar month preceding a Distribution Date, the effective yield to Holders will be reduced from the yield that would otherwise be obtainable if interest payable on the Securities were to accrue through the day immediately preceding such Distribution Date.

Payments of Principal

         On each Distribution Date for a Series, principal payments will be made to the Holders of the Securities of such Series on which principal is then payable, to the extent set forth in the related Prospectus Supplement. Such payments will be made in an aggregate amount determined as specified in the related Prospectus Supplement and will be allocated among the respective Classes of a Series in the manner, at the times and in the priority (which may, in certain cases, include allocation by random lot) set forth in the related Prospectus Supplement.

Final Scheduled Distribution Date

         The Final Scheduled Distribution Date with respect to each Class of Notes is the date no later than which the principal thereof will be fully paid and with respect to each Class of a Series of Certificates will be the date on which the entire aggregate principal balance of such Class is expected to be reduced to zero, in each case calculated on the basis of the assumptions applicable to such Series described in the related Prospectus Supplement. The Final Scheduled Distribution Date for each Class of a Series will be specified in the related Prospectus Supplement. Since payments on the Primary Assets will be used to make distributions in reduction of the outstanding principal amount of the Securities, it is likely that the actual final Distribution Date of any such Class will occur earlier, and may occur substantially earlier, than its Final Scheduled Distribution Date.

         Furthermore, with respect to a Series of Certificates, as will be further described in the related Prospectus Supplement, as a result of delinquencies, defaults and liquidations of the Primary Assets in the Trust Fund, the actual final Distribution Date of any Certificate may occur later than its Final Scheduled Distribution Date. No assurance can be given as to the actual prepayment experience with respect to a Series. See "Weighted Average Life of the Securities" below.


Optional Redemption, Purchase or Termination


         One or more Classes of Securities of any Series may be subject to optional redemption or repurchase, in whole or in part, on any Distribution Date by the related Originator, Servicer or Credit Enhancer or an affiliate thereof. Such redemption or repurchase may occur or on or after a date specified in the related Prospectus Supplement, or on or after such time as the aggregate outstanding principal amount of the Securities or Primary Assets, is less than a percentage not to exceed 20% of the aggregate principal balance of the Primary Assets as of the Cut-off Date for that Series. Notice of such redemption, purchase or termination must be given by the Depositor or the Trustee prior to the related date. The redemption, purchase or repurchase price (which would not be less than an amount necessary to pay all principal and interest on the securities outstanding) will be set forth in the related Prospectus Supplement. In the event that a REMIC election has been made, the Trustee shall receive a satisfactory opinion of counsel that the optional redemption, purchase or termination will be conducted so as to constitute a "qualified liquidation" under Section 860F of the Code. The risk of reinvesting unscheduled distributions resulting form prepayments of the Securities will be borne by the Holders. Neither the Trust nor the Holders will have any continuing liability under such optional redemption or repurchase.

         In addition, the Trustee, the Servicer or certain other entities specified in the related Prospectus Supplement may be required to effect early retirement of a series of Securities by soliciting competitive bids for the purchase of the related Primary Assets or otherwise, under other circumstances and in the manner specified in "THE AGREEMENTS--Termination " herein.

Weighted Average Life of the Securities

         Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of the Securities of a Class will be influenced by the rate at which the amount financed under Primary Assets included in the Trust Fund for a Series is paid. Such repayment may be in the form of scheduled amortization or prepayments.


         Prepayments on loans and other receivables can be measured relative to a prepayment standard or model. The Prospectus Supplement for a Series of Securities will describe the prepayment standard or model, if any, used and may contain tables setting forth the projected weighted average life of each Class of Securities of such Series and the percentage of the original principal amount of each Class of Securities of such Series that would be outstanding on specified Distribution Dates for such Series based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the Home Equity Loans or Underlying Loans relating to the Private Securities, as applicable, included in the related Trust Fund are made at rates corresponding to various percentages of the prepayment standard or model specified in such Prospectus Supplement.

         There is, however, no assurance that prepayment of the Home Equity Loans or Underlying Loans relating to the Private Securities, as applicable, included in the related Trust Fund will conform to any level of any prepayment standard or model specified in the related Prospectus Supplement. The rate of principal prepayments on pools of loans may be influenced by a variety of factors, including job related factors such as transfers, layoffs or promotions and personal factors such as divorce, disability or prolonged illness. Economic conditions, either generally or within a particular geographic area or industry, also may affect the rate of principal prepayments. Demographic and social factors may influence the rate of principal prepayments in that some borrowers have greater financial flexibility to move or refinance than do other borrowers. The deductibility of mortgage interest payments, servicing decisions and other factors also affect the rate of principal prepayments. As a result, there can be no assurance as to the rate or timing of principal prepayments of the Home Equity Loans or Underlying Loans either from time to time or over the lives of such Home Equity Loans or Underlying Loans.

         The rate of prepayments of conventional housing loans and other receivables has fluctuated significantly in recent years. In general, however, if prevailing interest rates fall significantly below the interest rates on the Home Equity Loans or Underlying Loans relating to the Private Securities, as applicable, for a Series, such loans are likely to prepay at rates higher than if prevailing interest rates remain at or above the interest rates borne by such loans. In this regard, it should be noted that the Home Equity Loans or Underlying Loans, as applicable, for a Series may have different interest rates. In addition, the weighted average life of the Securities may be affected by the varying maturities of the Home Equity Loans or Underlying Loans relating to the Private Securities, as applicable. If any Home Equity Loans or Underlying Loans relating to the Private Securities, as applicable, for a Series have actual terms-to-stated maturity of less than those assumed in calculating the Final Scheduled Distribution Date of the related Securities, one or more Classes of the Series may be fully paid prior to their respective Final Scheduled Distribution Date, even in the absence of prepayments and a reinvestment return higher than the Assumed Reinvestment Rate.

                                 THE TRUST FUNDS

General


         The Notes of each Series will be secured by the pledge of the assets of the related Trust Fund, and the Certificates of each Series will represent interests in the assets of the related Trust Fund. The Trust Fund of each Series will include assets acquired from the Originator composed of (i) the Primary Assets, (ii) any Credit Enhancement, (iii) any Mortgaged Property that secured a Home Equity Loan but which is acquired by foreclosure or deed in lieu of foreclosure or repossession and (iv) the amount, if any, initially deposited in the Collection Account or Distribution Account for a Series as specified in the related Prospectus Supplement. A maximum of 5% (by Cut-off Date Principal Balance) of the aggregate Primary Assets that are included in a Trust Fund as such Trust Fund will be constituted at the closing date will deviate from the characteristics that are described in the related Prospectus Supplement.


         The Securities will be non-recourse obligations secured by the related Trust Fund. Holders of a Series of Notes may only proceed against such collateral securing such Series of Notes in the case of a default with respect to such Series of Notes and may not proceed against any assets of the Depositor or the related Trust Fund not pledged to secure such Notes.


         The Primary Assets for a Series will be acquired by the related Trust Fund from the related Originator, or may be acquired in the open market or in privately negotiated transactions. Home Equity Loans relating to a Series will be serviced by the Servicer, which may be the Originator, specified in the related Prospectus Supplement, pursuant to a Pooling and Servicing Agreement, with respect to a Series of Certificates or a servicing agreement (each, a "Servicing Agreement") between the Trust Fund and Servicer, with respect to a Series of Notes.


         As used herein, "Agreement" means, with respect to a Series of Certificates, the Pooling and Servicing Agreement or Trust Agreement, and with respect to a Series of Notes, the Indenture and the Servicing Agreement, as the context requires.

         A Trust Fund relating to a Series of Securities may be a business trust formed under the laws of the state specified in the related Prospectus Supplement pursuant to a trust agreement (each, a "Trust Agreement") between the Depositor and the trustee of such Trust Fund specified in the related Prospectus Supplement

         With respect to each Trust Fund, prior to the initial offering of the related Series of Securities, the Trust Fund will have no assets or liabilities. No Trust Fund is expected to engage in any activities other than acquiring, managing and holding the related Primary Assets and other assets contemplated herein and in the related Prospectus Supplement and the proceeds thereof, issuing Securities and making payments and distributions thereon and certain related activities. No Trust Fund is expected to have any source of capital other than its assets and any related Credit Enhancement.


         Primary Assets included in the Trust Fund for a Series may consist of any combination of Home Equity Loans and Private Securities, to the extent and as specified in the related Prospectus Supplement. Some of the Home Equity Loans may be delinquent to the extent and as specified in the related Prospectus Supplement. The percentage of those Home Equity Loans which are delinquent shall not exceed 10% of the aggregate principal balance of the Primary Assets as of the Cut-off Date for that Series. The following is a brief description of the Home Equity Loans expected to be included in the related Trusts.

The  Home Equity Loans

         Home Equity Loans. The Primary Assets for a Series may consist, in whole or in part, of loans (the "Home Equity Loans") secured by mortgages on one- to four-family residential housing ("Single Family Properties"), including condominium units ("Condominium Units") and cooperative dwellings ("Cooperative Dwellings") which may be subordinated to other mortgages on the same Mortgaged Property. The Home Equity Loans may have fixed interest rates or adjustable interest rates and may provide for other payment characteristics as described below and in the related Prospectus Supplement.

         The Home Equity Loans will consist of what are commonly referred to as "home equity" loans, as distinguished from "purchase money" loans. Both of these concepts refer to the use of proceeds made by the related borrower, rather than to any legal or other documentary differences between the two types of loans, except that "home equity" loans are usually (but not always) secured by mortgages which are in a subordinate lien position while "purchase money" loans are usually (but not always) secured by mortgages which are in a senior lien position, and "home equity" loans are typically (but not always) shorter in maturity than "purchase money" loans (i.e., fifteen rather than thirty years). The Home Equity Loans, in addition to being secured by mortgages on real estate, may also be secured by "fixtures" treated as personal property under local state law. Although fixtures may turn up more frequently in the case of loans in which the proceeds are used to fund home improvements, fixtures as a part of the collateral package may be a part of either a "home equity" or "purchase money" loan.

         A "home equity" loan is a loan the proceeds of which are not used to purchase the related mortgaged property; the proceeds of a "purchase money" mortgage are applied to the purchase of the related mortgaged property. Typical uses of proceeds of "home equity" loans would be home improvement, debt consolidation and the funding of large expenses such as college tuition.

         The Home Equity Loans may be (i) "conventional" loans, that is, they will not be insured or guaranteed by any governmental agency, (ii) insured by the Federal Housing Authority ("FHA") or (iii) partially guaranteed by the Veteran's Administration, as specified in the related Prospectus Supplement. The Home Equity Loans may be either "closed-end" loans (i.e., loans which do not permit the related borrower to obtain the proceeds of future advances) or "open-end" loans (i.e., loans structured as lines of credit, which permit the related borrower, subject to a maximum dollar amount, to obtain more than one advance of proceeds). The Home Equity Loans will be secured by first, second or more junior liens on fee simple or leasehold interests in one- to four-family residential properties. The principal and interest on the Home Equity Loans included in the Trust for a Series of Securities will be payable either on the first day of each month or on different scheduled days throughout each month, and the interest will be calculated either on a simple interest, actuarial method or "Rule of 78s" method, as described herein and in the related Prospectus Supplement. When a full principal prepayment is paid on a Home Equity Loan during a month, the Mortgagor is generally charged interest only on the days of the month actually elapsed up to the date of such prepayment, at a daily interest rate that is applied to the principal amount of the Home Equity Loan so prepaid.

         Payment Terms. The payment terms of the Home Equity Loans to be included in a Trust for a Series will be described in the related Prospectus Supplement and may include any of the following features of combinations thereof or other features described in the related Prospectus Supplement:

                            (a) Interest may be payable at a fixed rate, a rate adjustable from time to time in relation to an index (which will be specified in the related Prospectus Supplement), a rate that is fixed for a period of time or under certain circumstances and is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from and adjustable rate to a fixed rate. Changes to an adjustable rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of such limitations. Accrued interest may be deferred and added to the principal of a Home Equity Loan for such periods and under such circumstances as may be specified in the related Prospectus Supplement. Home Equity Loans may provide for the payment of interest at a rate lower than the specified Loan Rate for a period of time of for the life of the Home Equity Loan, and the amount of any difference may be contributed from funds supplied by the seller of the Mortgaged Property or another source.

                            (b) Principal may be payable on a level debt service basis to fully amortize the Home Equity Loan over its term, may be calculated on the basis of an assumed amortization schedule that is significantly longer than the original term to maturity or on an interest rate that is different from the Loan Rate or may not be amortized during all or a portion of the original term. Payment of all or a substantial portion of the principal may be due on maturity. Principal may include interest that has been deferred and added to the principal balance of the Home Equity Loan.

                            (c) Monthly Payments of principal and interest may be fixed for the life of the Home Equity Loan, may increase over a specified period of time or may change from period to period. Home

         Equity Loans may include limits on periodic increases or decreases in the amount of Monthly Payments and may include maximum or minimum amounts of Monthly Payments.


                            (d) Prepayments of principal may be subject to a prepayment fee, which may be fixed for the life of the Home Equity Loan or may decline over time, and may be prohibited for the life of the Home Equity Loan or for certain periods. Certain Home Equity Loans may permit prepayments after expiration of the applicable lockout period and may require the payment of a prepayment fee in connection with any such subsequent prepayment. Other Home Equity Loans may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods. The Home Equity Loans may include "due on sale" clauses which permit the mortgagee to demand payment of the entire Home Equity Loan in connection with the sale or certain transfers of the related Mortgaged Property. Other Home Equity Loans may be assumable by persons meeting the then applicable underwriting standards of the Originator.

         Amortization of the Home Equity Loans. The Home Equity Loans will provide for payments that are allocated to principal and interest according to either the actuarial method (an "Actuarial Home Equity Loan"), the simple interest method (a "Simple Interest Home Equity Loan") or the "Rule of 78s" method (a "Rule of 78s Home Equity Loan"), as set forth in the related Prospectus Supplement. The related Prospectus Supplement will set forth whether any of the Home Equity Loans will provide for deferred interest or negative amortization.

         An Actuarial Home Equity Loan provides for payments in level monthly installments (except, in the case of a Balloon Loan, the final payment) consisting of interest equal to one-twelfth of the applicable Loan Rate times the unpaid principal balance, with the remainder of such payment applied to principal.

         A Simple Interest Home Equity Loan provides for the amortization of the amount financed under such Home Equity Loan over a series of equal Monthly Payments (except, in the case of a Balloon Loan, the final payment). Each Monthly Payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the Home Equity Loan being multiplied by the stated Loan Rate and further multiplied by a fraction, the numerator of which is the number of days in the period elapsed since the preceding payment of interest was made and the denominator of which is the number of days in the annual period for which interest accrues on such Home Equity Loan. As payments are received under a Simple Interest Home Equity Loan, the amount received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance. Accordingly, if a borrower pays a fixed monthly installment on a Simple Interest Home Equity Loan before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. However, the next succeeding payment will result in an allocation of a greater amount to interest if such payment is made on its scheduled due date.

         Conversely, if a borrower pays a fixed monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the remaining portion, if any, of the payment applied to reduce the unpaid principal balance will be correspondingly less. If each scheduled payment under a Simple Interest Home Equity Loan is made on or prior to its scheduled due date, the principal balance of the Home Equity Loan will amortize in the manner described in the preceding paragraph. However, if the borrower consistently makes scheduled payments after the scheduled due date, the Home Equity Loan will amortize more slowly than scheduled. If a Simple Interest Home Equity Loan is prepaid, the borrower is required to pay interest only to the date of prepayment.

         Certain of the Home Equity Loans contained in a Trust may be loans insured under the FHA Title I credit insurance program created pursuant to Sections 1 and 2(a) of the National Housing Act of 1934 (the "Title I Program"). Under the Title I Program, the FHA is authorized and empowered to insure qualified lending institutions against losses on eligible loans. The Title I Program operates as a coinsurance program in which the FHA insures up to 90% of certain losses incurred on an individual insured loan, including the unpaid principal balance of the loan, but only to the extent of the insurance coverage available in the lender's FHA insurance coverage reserve account. The owner of the loan bears the uninsured loss on each loan.

         The Mortgaged Properties will include Single Family Property (i.e., one-to four-family residential housing, including Condominium Units and Cooperative Dwellings) The Mortgaged Properties may consist of detached individual dwellings, individual condominiums, townhouses, duplexes, row houses, individual units in planned unit developments and other attached dwelling units. Each Single Family Property will be located on land owned in fee simple by the borrower or on land leased by the borrower for a term at least equal to the term of the related Mortgage. Attached dwellings may include owner-occupied structures where each borrower owns the land upon which the unit is built, with the remaining adjacent land owned in common or dwelling units subject to a proprietary lease or occupancy agreement in a cooperatively owned apartment building.


         The related Prospectus Supplement will specify whether or not Mortgages on Cooperative Dwellings consist of a lien on the shares issued by such Cooperative Dwelling and the proprietary lease or occupancy agreement relating to such Cooperative Dwelling.


         The aggregate principal balance of Home Equity Loans secured by Mortgaged Properties that are owner-occupied will be disclosed in the related Prospectus Supplement. The sole basis for a representation that a given percentage of the Home Equity Loans are secured by Single Family Property that is owner-occupied will be either (i) the making of a representation by the Mortgagor at origination of the Home Equity Loan either that the underlying Mortgaged Property will be used by the Mortgagor for a period of at least six months every year or that the Mortgagor intends to use the Mortgaged Property as a primary residence, or (ii) a finding that the address of the underlying Mortgaged Property is the Mortgagor's mailing address as reflected in the Servicer's records. To the extent specified in the related Prospectus
Supplement, the Mortgaged Properties may include non-owner occupied investment properties and vacation and second homes.

         The initial Combined Loan-to-Value Ratio of a Home Equity Loan is computed in the manner described in the related Prospectus Supplement, taking into account the amounts of any related senior loans.

         Additional Information. The selection criteria which will apply with respect to the Home Equity Loans, including, but not limited to, the Combined Loan-to-Value Ratios or Loan-to-Value Ratios, as applicable, original terms to maturity and delinquency information, will be specified in the related Prospectus Supplement.

         The Home Equity Loans for a Series may include Home Equity Loans that do not amortize their entire principal balance by their stated maturity in accordance with their terms and require a balloon payment of the remaining principal balance at maturity, as specified in the related Prospectus Supplement. The Home Equity Loans for a Series may include loans that do not have a specified stated maturity.

         The related Prospectus Supplement for each Series will provide information with respect to the Home Equity Loans that are Primary Assets as of the Cut-off Date, including, among other things, and to the extent relevant: (a) the aggregate unpaid principal balance of the Home Equity Loans; (b) the range and weighted average Loan Rate on the Home Equity Loans, and, in the case of adjustable rate loans, the range and weighted average of the current Loan Rates and the Lifetime Rate Caps, if any; (c) the range and average outstanding principal balance of the Loans; (d) the weighted average original and remaining term-to-stated maturity of the Home Equity Loans and the range of original and remaining terms-to-stated maturity, if applicable; (e) the range and weighted average of Combined Loan-to-Value Ratios or Loan-to-Value Ratios for the Home Equity Loans, as applicable; (f) the percentage (by outstanding principal balance as of the Cut-off Date) of Home Equity Loans that accrue interest at adjustable or fixed interest rates; (g) any special hazard insurance policy or bankruptcy bond or other Credit Enhancement relating to the Home Equity Loans;
(h) the geographic distribution of any Mortgaged Properties securing the Home Equity Loans; (i) the percentage of Home Equity Loans (by principal balance as of the Cut-off Date) that are secured by Single Family Mortgaged Properties, shares relating to Cooperative Dwellings, Condominium Units, investment property and vacation or second homes; (j) the lien priority of the Home Equity Loans;
(k) year of origination of the Home Equity Loans; and (l) the delinquency status of Home Equity Loans, including the duration and history of such delinquencies and the percentage of the of Home Equity Loans (by principal balance as of the Cut-off Date) that are delinquent. The related Prospectus Supplement will also specify any other limitations on the types or characteristics of Home Equity Loans for a Series.

         If specific information respecting the Home Equity Loans is not known at the time the related series of Securities initially is offered, information of the nature described above will be provided in the Prospectus Supplement, and specific information will be set forth in a report on Form 8-K to be filed with the Commission within fifteen days after the initial issuance of such Securities. A copy of the Pooling and Servicing Agreement with respect to each Series of Securities will be attached to the Form 8-K and will be available for inspection at the corporate trust office of the Trustee specified in the related Prospectus Supplement. A schedule of the Home Equity Loans relating to such Series will be attached to the Pooling and Servicing Agreement delivered to the Trustee upon delivery of the Securities.


Private Securities



         General. Primary Assets for a Series may consist, in whole or in part, of Private Securities which include pass-through certificates representing beneficial interests in loans of the type that would otherwise be eligible to be Home Equity Loans (the "Underlying Loans") or (b) collateralized obligations secured by Underlying Loans. Such pass-through certificates or collateralized obligations will have previously been (a) offered and distributed to the public pursuant to an effective registration statement and not purchased as part of the original distribution or (b) acquired in a transaction not involving any public offering from a person who is not an affiliate of the issuer of such securities at the time of transfer (nor an affiliate thereof at any time during the three preceding months); provided a period of three years elapsed since the later of the date the securities were acquired from the issuer or an affiliate thereof. Although individual Underlying Loans may be insured or guaranteed by the United States or an agency or instrumentality thereof, they need not be, and Private Securities themselves will not be so insured or guaranteed.



         Private Securities will have been issued pursuant to a pooling and servicing agreement, a trust agreement or similar agreement (a "PS Agreement"). The seller/servicer of the Underlying Loans will have entered into the PS Agreement with the trustee under such PS Agreement (the "PS Trustee"). The PS
Trustee or its agent, or a custodian, will possess the Underlying Loans. Underlying Loans will be serviced by a servicer (the "PS Servicer") directly or by one or more sub-servicers who may be subject to the supervision of the PS Servicer.

         The sponsor of the Private Securities (the "PS Sponsor") will be a financial institution or other entity engaged generally in the business of lending; a public agency or instrumentality of a state, local or federal government; or a limited purpose corporation organized for the purpose of, among other things, establishing trusts and acquiring and selling loans to such trusts, and selling beneficial interests in such trusts. The PS Sponsor may be an affiliate of the Depositor. The obligations of the PS Sponsor will generally be limited to certain representations and warranties with respect to the assets conveyed by it to the related trust. Additionally, although the Underlying Loans may be guaranteed by an agency or instrumentality of the United States, the Private Securities themselves will not be so guaranteed.

         Distributions of principal and interest will be made on the Private Securities on the dates specified in the related Prospectus Supplement. The Private Securities may be entitled to receive nominal or no principal distributions or nominal or no interest distributions. Principal and interest distributions will be made on the Private Securities by the PS Trustee or the PS Servicer. The PS Sponsor or the PS Servicer may have the right to repurchase the Underlying Loans after a certain date or under other circumstances specified in the related Prospectus Supplement.

         The Underlying Loans may be fixed rate, level payment, fully amortizing loans or adjustable rate loans or loans having balloon or other irregular payment features. Such Underlying Loans will be secured by mortgages on Mortgaged Properties.

         Credit Support Relating to Private Securities. Credit support in the form of Reserve Funds, subordination of other private securities issued under the PS Agreement, guarantees, letters of credit, cash collateral accounts, insurance policies or other types of credit support may be provided with respect to the Underlying Loans or with respect to the Private Securities themselves. The type, characteristics and amount of credit support will be a function of certain characteristics of the Underlying Loans and other factors and will have been established for the Private Securities on the basis of requirements of the nationally recognized statistical rating organization that rated the Private Securities.

         Additional Information. The Prospectus Supplement for a Series for which the Primary Assets include Private Securities will specify (such disclosure may be on an approximate basis and will be as of the date specified in the related Prospectus Supplement), to the extent relevant and to the extent such information is reasonably available to the Depositor and the Depositor reasonably believes such information to be reliable: (i) the aggregate approximate principal amount and type of the Private Securities to be included in the Trust Fund for such Series; (ii) certain characteristics of the Underlying Loans including (A) the payment features of such Underlying Loans (i.e., whether they are fixed rate or adjustable rate and whether they provide for fixed level payments or other payment features), (B) the approximate aggregate principal balance, if known, of such Underlying Loans insured or guaranteed by a governmental entity, (C) the servicing fee or range of servicing fees with respect to the Underlying Loans, (D) the minimum and maximum stated maturities of such Underlying Loans at origination, (E) the lien priority of such Underlying Loans, and (F) the delinquency status and year of origination of such Underlying Loans; (iii) the maximum original term-to-stated maturity of the Private Securities; (iv) the weighted average term-to-stated maturity of the Private Securities; (v) the pass-through or certificate rate or ranges thereof for the Private Securities; (vi) the PS Sponsor, the PS Servicer (if other than the PS Sponsor) and the PS Trustee for such Private Securities; (vii) certain characteristics of credit support if any, such as Reserve Funds, insurance policies, letters of credit or guarantees relating to such Home Equity Loans underlying the Private Securities or to such Private Securities themselves;
(viii) the terms on which Underlying Loans may, or are required to, be purchased prior to their stated maturity or the stated maturity of the Private Securities; and (ix) the terms on which Underlying Loans may be substituted for those originally underlying the Private Securities.


         If information of the nature described above representing the Private Securities is not known to the Depositor at the time the Securities are initially offered, approximate or more general information of the nature described above will be provided in the Prospectus Supplement and the additional information, if available, will be set forth in a Current Report on Form 8-K to be available to investors on the date of issuance of the related Series and to be filed with the Commission within 15 days of the initial issuance of such Securities.

Collection and Distribution Accounts

         A separate Collection Account will be established by the Trustee or the Servicer, in the name of the Trustee, for each Series of Securities for receipt of the amount of cash, if any, specified in the related Prospectus Supplement to be initially deposited therein by the Depositor, all amounts received on or with respect to the Primary Assets and any income earned thereon. Certain amounts on deposit in such Collection Account and certain amounts available pursuant to any Credit Enhancement will be deposited in a related Distribution Account, which will also be established by the Trustee for each such Series of Securities, for distribution to the related Holders. The Trustee may invest the funds in the Collection and Distribution Accounts in eligible investments maturing, with certain exceptions, not later, in the case of funds in the Collection Account, than the day preceding the date such funds are due to be deposited in the Distribution Account or otherwise distributed and, in the case of funds in the Distribution Account, than the day preceding the next Distribution Date for the related Series of Securities. "Eligible Investments" include, among other investments, obligations of the United States and certain agencies thereof, federal funds, certificates of deposit, commercial paper, demand and time deposits and banker's acceptances, certain repurchase agreements of United States government securities and certain guaranteed investment contracts, in each case, acceptable to the Rating Agency.

         Notwithstanding any of the foregoing, amounts may be deposited and withdrawn pursuant to any Deposit Agreement or Minimum Principal Payment Agreement as specified in the related Prospectus Supplement.

Pre-Funding Accounts

         A Trust Fund may include one or more segregated trust accounts (each, a "Pre-Funding Account") established and maintained with the Trustee for the related Series. On the closing date for such Series, a portion of the proceeds of the sale of the Securities of such Series (such amount, the "Pre-Funded Amount") will be deposited in the Pre-Funding Account and may be used to acquire additional Primary Assets during the period of time specified in the related Prospectus Supplement (the "Pre-Funding Period"). If any Pre-Funded Amount remains on deposit in the Pre-Funding Account at the end of the Pre-Funding Period, such amount will be applied in the manner specified in the related Prospectus Supplement to prepay the Notes and/or the Certificates of the applicable Series.

         If a Pre-Funding Account is established, (a) the Pre-Funding Period will not exceed 90 days from the related closing date, (b) the additional Primary Assets to be acquired during the Pre-Funding Period will be subject to the same representations and warranties and satisfy the same eligibility requirements as the Primary Assets included in the related Trust Fund on the closing date, subject to such exceptions as are expressly stated in such Prospectus Supplement, (c) the Pre-Funding Amount will not exceed 25% of the principal amount of the Securities issued pursuant to a particular offering and
(d) prior to the investment of the Pre-Funded Amount in additional Primary Assets, such Pre-Funded Amount will be invested in one or more Eligible Investments. Any Eligible Investment must mature no later than the Business Day prior to the next Distribution Date.

         If a Pre-Funding Account is established, one or more segregated trust accounts (each, a "Capitalized Interest Account") may be established and maintained with the Trustee for the related Series. On the closing date for such Series, a portion of the proceeds of the sale of the Securities of such Series will be deposited in the Capitalized Interest Account and used to fund the excess, if any, of the sum of (i) the amount of interest accrued on the Securities of such Series and (ii) certain fees or expenses during the Pre-Funding Period, over the amount of interest available therefor from the Primary Assets in the Trust Fund. Any amounts on deposit in the Capitalized Interest Account at the end of the Pre-Funding Period that are not necessary for such purposes will be distributed to the person specified in the related Prospectus Supplement.

         If a Trust Fund includes a Pre-Funding Account and the principal balance of additional Primary Assets delivered to the Trust Fund during the Pre-Funding Period is less than the original Pre-Funded Amount, the Holders of the Securities of the related Series will receive a prepayment of principal as and to the extent described in the related Prospectus Supplement. Any such principal prepayment may adversely affect the yield to maturity of the applicable Securities. Since prevailing interest rates are subject to fluctuation, there can be no assurance that investors will be able to reinvest such a prepayment at yields equaling or exceeding the yields on the related Securities. It is possible that the yield on any such reinvestment will be lower, and may be significantly lower, than the yield on the related Securities.

                               CREDIT ENHANCEMENT

         If stated in the Prospectus Supplement relating to a Series of Securities, simultaneously with the Depositor's assignment of the Primary Assets to the Trustee, the Depositor will obtain an irrevocable letter of credit, surety bond or insurance policy, issue Subordinate Securities or obtain any other form of credit enhancement or combination thereof (collectively, "Credit Enhancement") in favor of the Trustee on behalf of the Holders of the related Series or designated Classes of such Series from an institution or by other means acceptable to the Rating Agency. The Credit Enhancement will support the payment of principal and interest on the Securities, and may be applied for certain other purposes to the extent and under the conditions set forth in such Prospectus Supplement. Credit Enhancement for a Series may include one or more of the following forms, or such other form as may be specified in the related Prospectus Supplement. Credit Enhancement may be structured so as to protect against losses relating to more than one Trust Fund, in the manner described therein.

Subordinate Securities

         Credit Enhancement for a Series may consist of one or more Classes of Subordinate Securities. The rights of holders of such Subordinate Securities to receive distributions on any Distribution Date will be subordinate in right and priority to the rights of Holders of Senior Securities of the Series, but only to the extent described in the related Prospectus Supplement.

Insurance

         Credit Enhancement for a Series may consist of special hazard insurance policies, bankruptcy bonds and other types of insurance relating to the Primary Assets, as described below and in the related Prospectus Supplement.


         Pool Insurance Policy. The related Prospectus Supplement will describe any pool insurance policy obtained by the Depositor for the Home Equity Loans in the related Trust Fund. The pool insurance policy will cover any loss (subject to the limitations described in a related Prospectus Supplement) by reason of default. but will not cover the portion of the principal balance of any Home Equity Loan that is required to be covered by any primary mortgage insurance policy. The amount and terms of any such coverage will be set forth in the related Prospectus Supplement.

         Special Hazard Insurance Policy. Although the terms of such policies vary to some degree, a special hazard insurance policy typically provides that, where there has been damage to Mortgaged Property securing a defaulted or foreclosed Home Equity Loan (title to which has been acquired by the insured) and to the extent such damage is not covered by the standard hazard insurance policy or any flood insurance policy, if applicable, required to be maintained with respect to such Mortgaged Property, or in connection with partial loss resulting from the application of the coinsurance clause in a standard hazard insurance policy, the special hazard insurer will pay the lesser of (i) the cost of repair or replacement of such Mortgaged Property or (ii) upon transfer of such Mortgaged Property to the special hazard insurer, the unpaid principal balance of such Home Equity Loan at the time of acquisition of such Mortgaged Property by foreclosure or deed in lieu of foreclosure, plus accrued interest to the date of claim settlement and certain expenses incurred by the Servicer with respect to such Mortgaged Property. If the unpaid principal balance plus accrued interest and certain expenses is paid by the special hazard insurer, the amount of further coverage under the special hazard insurance policy will be reduced by such amount less any net proceeds from the sale of such Mortgaged Property. Any amount paid as the cost of repair of such Mortgaged Property will reduce coverage by such amount. Special hazard insurance policies typically do not cover losses occasioned by war, civil insurrection, certain governmental actions, errors in design, faulty workmanship or materials (except under certain circumstances), nuclear reaction, flood (if the Mortgaged Property is in a federally designated flood area), chemical contamination and certain other risks.

         Restoration of the Mortgaged Property with the proceeds described under
(i) above is expected to satisfy the condition under any pool insurance policy that such Mortgaged Property be restored before a claim under such pool insurance policy may be validly presented with respect to the defaulted Home Equity Loan secured by such Mortgaged Property. The payment described under (ii) above will render unnecessary presentation of a claim in respect of such Home Equity Loan under any pool insurance policy. Therefore, so long as such pool insurance policy remains in effect, the payment by the special hazard insurer of the cost of repair or of the unpaid principal balance of the related Home Equity Loan plus accrued interest and certain expenses will not affect the total insurance proceeds paid to Holders of the Securities, but will affect the relative amounts of coverage remaining under the special hazard insurance policy and pool insurance policy.

         Bankruptcy Bond. In the event of a bankruptcy of a borrower, the bankruptcy court may establish the value of the Mortgaged Property securing the related Home Equity Loan at an amount less than the then-outstanding principal balance of such Home Equity Loan. The amount of the secured debt could be reduced to such value, and the holder of such Home Equity Loan thus would become an unsecured creditor to the extent the outstanding principal balance of such Home Equity Loan exceeds the value so assigned to the Mortgaged Property by the bankruptcy court. In addition, certain other modifications of the terms of a Home Equity Loan can result from a bankruptcy proceeding. See "CERTAIN LEGAL ASPECTS OF HOME EQUITY LOANS" herein. If so provided in the related Prospectus Supplement, the Depositor or other entity specified in the related Prospectus Supplement will obtain a bankruptcy bond or similar insurance contract (the "bankruptcy bond") covering losses resulting from proceedings with respect to borrowers under the Bankruptcy Code. The bankruptcy bond will cover certain losses resulting from a reduction by a bankruptcy court of scheduled payments of principal of and interest on a Home Equity Loan or a reduction by such court of the principal amount of a Home Equity Loan and will cover certain unpaid interest on the amount of such a principal reduction from the date of the filing of a bankruptcy petition.

         The bankruptcy bond will provide coverage in the aggregate amount specified in the related Prospectus Supplement for all Home Equity Loans in the Trust Fund for such Series. Such amount will be reduced by payments made under such bankruptcy bond in respect of such Home Equity Loans, and will not be restored.

Reserve Funds

         The Depositor may deposit into one or more funds to be established with the Trustee as part of the Trust Fund for such Series or for the benefit of any Credit Enhancer with respect to such Series (the "Reserve Funds") cash, a letter or letters of credit, cash collateral accounts, Eligible Investments, or other instruments meeting the criteria of the Rating Agency rating any Series of the Securities in the amount specified in such Prospectus Supplement. In the alternative or in addition to such deposit, a Reserve Fund for a Series may be funded over time through application of all or a portion of the excess cash flow from the Primary Assets for such Series, to the extent described in the related Prospectus Supplement. If applicable, the initial amount of the Reserve Fund and the Reserve Fund maintenance requirements for a Series of Securities will be described in the related Prospectus Supplement.

         Amounts withdrawn from any Reserve Fund will be applied by the Trustee to make payments on the Securities of a Series, to pay expenses, to reimburse any Credit Enhancer or for any other purpose, in the manner and to the extent specified in the related Prospectus Supplement.

         Amounts deposited in a Reserve Fund will be invested by the Trustee, in Eligible Investments maturing no later than the day specified in the related Prospectus Supplement.

Minimum Principal Payment Agreement

         If stated in the Prospectus Supplement relating to a Series of Securities, the Depositor will enter into a Minimum Principal Payment Agreement with an entity meeting the criteria of the Rating Agency pursuant to which such entity will provide certain payments on the Securities of such Series in the event that aggregate scheduled principal payments and/or prepayments on the Primary Assets for such Series are not sufficient to make certain payments on the Securities of such Series, as provided in the Prospectus Supplement.

Deposit Agreement

         The Depositor and the Trustee for such Series of Securities will enter into a Deposit Agreement with the entity specified in such Prospectus Supplement on or before the sale of such Series of Securities. The purpose of a Deposit Agreement would be to accumulate available cash for investment so that such cash, together with income thereon, can be applied to future distributions on one or more Classes of Securities. The Prospectus Supplement for a Series of Securities pursuant to which a Deposit Agreement is used will contain a description of the terms of such Deposit Agreement.

                         SERVICING OF HOME EQUITY LOANS


General


         Customary servicing functions with respect to Home Equity Loans comprising the Primary Assets in the Trust Fund will be provided by the Servicer directly pursuant to the related Servicing Agreement or Pooling and Servicing Agreement, as the case may be, with respect to a Series of Securities.


Collection Procedures; Escrow Accounts


         The Servicer will make reasonable efforts to collect all payments required to be made under the Home Equity Loans and will, consistent with the terms of the related Agreement for a Series and any applicable Credit Enhancement, follow such collection procedures as it follows with respect to comparable loans held in its own portfolio. Consistent with the above, the Servicer may, in its discretion, (i) waive any assumption fee, late payment charge, or other charge in connection with a Home Equity Loan and (ii) to the extent provided in the related Agreement arrange with an obligor a schedule for the liquidation of delinquencies by extending the dates on which the related payments (the "Scheduled Payments") are due (the "Due Dates") on such Home Equity Loan.

         The Servicer, to the extent permitted by law, will establish and maintain escrow or impound accounts ("Escrow Accounts") with respect to Home Equity Loans in which payments by obligors to pay taxes, assessments, mortgage and hazard insurance premiums, and other comparable items will be deposited. Home Equity Loans may not require such payments under the loan related documents, in which case the Servicer would not be required to establish any Escrow Account with respect to such Home Equity Loans. Withdrawals from the

Escrow Accounts are to be made to effect timely payment of taxes, assessments and mortgage and hazard insurance, to refund to obligors amounts determined to be overages, to pay interest to obligors on balances in the Escrow Account to the extent required by law, to repair or otherwise protect the Mortgaged Property securing the related Home Equity Loan and to clear and terminate such Escrow Account. The Servicer will be responsible for the administration of the Escrow Accounts and generally will make advances to such accounts when a deficiency exists therein.


Deposits to and Withdrawals from the Collection Account


         The Trustee or the Servicer will establish a separate account (the "Collection Account") in the name of the Trustee. The Collection Account will be an account maintained (i) at a depository institution, the long-term unsecured debt obligations of which at the time of any deposit therein are rated by each Rating Agency rating the Securities of such Series at levels satisfactory to each Rating Agency or (ii) in an account or accounts the deposits in which are insured to the maximum extent available by the Federal Deposit Insurance Corporation ("FDIC") or which are secured in a manner meeting requirements established by each Rating Agency.

         The funds held in the Collection Account may be invested, pending remittance to the Trustee, in Eligible Investments. The Servicer will be entitled to receive as additional compensation any interest or other income earned on funds in the Collection Account.


         The Servicer, the Depositor, the Trustee or the Originator, as appropriate, will deposit into the Collection Account for each Series on the Business Day following the Closing Date any amounts representing Scheduled Payments due after the related Cut-off Date but received by the Servicer on or before the Closing Date, and thereafter, within two business days after the date of receipt thereof, the following payments and collections received or made by it (other than in respect of principal of and interest on the related Primary Assets due on or before such Cut-off Date):


                  (i)  All   payments   on  account  of   principal,   including
         prepayments, on such Primary Assets;

                  (ii) All payments on account of interest on such Primary Assets after deducting therefrom, at the discretion of the Servicer but only to the extent of the amount permitted to be withdrawn or withheld from the Collection Account in accordance with the related Agreement, the Servicing Fee in respect of such Primary Assets;

                  (iii) All amounts received by the Servicer in connection with the liquidation of Primary Assets or property acquired in respect thereof, whether through foreclosure sale, repossession or otherwise, including payments in connection with such Primary Assets received from the obligor, other than amounts required to be paid or refunded to the obligor pursuant to the terms of the applicable loan documents or otherwise pursuant to law ("Liquidation Proceeds"), exclusive of, in the discretion of the Servicer, but only to the extent of the amount permitted to be withdrawn from the Collection Account in accordance with the related Agreement, the Servicing Fee, if any, in respect of the related Primary Asset;

                  (iv) All proceeds under any title insurance, hazard insurance or other insurance policy covering any such Primary Asset, other than proceeds to be applied to the restoration or repair of the related Mortgaged Property or released to the obligor in accordance with the related Agreement;

                  (v) All amounts required to be deposited therein from any applicable Reserve Fund for such Series pursuant to the related Agreement;

                  (vi) All Advances made by the Servicer required pursuant to the related Agreement; and

                  (vii) All repurchase prices of any such Primary Assets repurchased by the Depositor, the Servicer or the Originator pursuant to the related Agreement.

         The Servicer may be permitted, from time to time, to make withdrawals from the Collection Account for each Series for the following purposes:

                  (i) to reimburse itself for Advances for such Series made by it pursuant to the related Agreement; the Servicer's right to reimburse itself is limited to amounts received on or in respect of particular Home Equity Loans (including, for this purpose, Liquidation Proceeds and amounts representing proceeds of insurance policies covering the related Mortgaged Property) which represent late recoveries of Scheduled Payments respecting which any such Advance was made;


                  (ii) to the extent provided in the related Agreement, to reimburse itself for any Advances for such Series that the Servicer determines in good faith it will be unable to recover from amounts representing late recoveries of Scheduled Payments respecting which such Advance was made or from Liquidation Proceeds or the proceeds of insurance policies;


                  (iii) to reimburse itself from Liquidation Proceeds for liquidation expenses and for amounts expended by it in good faith in connection with the restoration of damaged Mortgaged Property and, in the event deposited in the Collection Account and not previously withheld, and to the extent that Liquidation Proceeds after such reimbursement exceed the outstanding principal balance of the related Home Equity Loan, together with accrued and unpaid interest thereon to the Due Date for such Home Equity Loan next succeeding the date of its receipt of such Liquidation Proceeds, to pay to itself out of such excess the amount of any unpaid Servicing Fee and any assumption fees, late payment charges, or other charges on the related Home Equity Loan;

                  (iv) in the event it has elected not to pay itself the Servicing Fee out of the interest component of any Scheduled Payment, late payment or other recovery with respect to a particular Home Equity Loan prior to the deposit of such Scheduled Payment, late payment or recovery into the Collection Account, to pay to itself the Servicing Fee, as adjusted pursuant to the related Agreement, from any such Scheduled Payment, late payment or such other recovery, to the extent permitted by the related Agreement;

                  (v)  to  reimburse   itself  for  expenses   incurred  by  and
         recoverable by or reimbursable to it pursuant to the related Agreement;

                  (vi) to pay to the applicable person with respect to each Primary Asset or Mortgaged Properties acquired through or in lieu of foreclosure (each, an "REO Property") acquired in respect thereof that has been repurchased or removed from the Trust Fund by the Depositor, the Servicer or the Originator pursuant to the related Agreement, all amounts received thereon and not distributed as of the date on which the related repurchase price was determined;

                  (vii) to make payments to the Trustee of such Series for deposit into the Distribution Account, if any, or for remittance to the Holders of such Series in the amounts and in the manner provided for in the related Agreement; and

                  (viii) to clear and terminate the Collection Account pursuant to the related Agreement.

         In addition, if the Servicer deposits in the Collection Account for a Series any amount not required to be deposited therein, it may, at any time, withdraw such amount from such Collection Account.

Advances and Limitations Thereon


         The related Prospectus Supplement will describe the circumstances, if any, under which the Servicer will make Advances with respect to delinquent payments on Home Equity Loans. The Servicer will be obligated to make Advances, and such obligation may be limited in amount, or may not be activated until a certain portion of a specified Reserve Fund is depleted. Advances are intended to provide liquidity and, except to the extent specified in the related Prospectus Supplement, not to guarantee or insure against losses. Accordingly, any funds advanced are recoverable by the Servicer out of amounts received on particular Home Equity Loans which represent late recoveries of principal or interest, proceeds of insurance policies or Liquidation Proceeds respecting which any such Advance was made. If an Advance is made and subsequently determined to be nonrecoverable from late collections, proceeds of insurance policies, or Liquidation Proceeds from the related Home Equity Loan, the Servicer may be entitled to reimbursement from other funds in the Collection Account or Distribution Account, as the case may be, or from a specified Reserve Fund as applicable, to the extent specified in the related Prospectus Supplement.


Maintenance of Insurance Policies and other Servicing Procedures

         Standard Hazard Insurance; Flood Insurance. The related Prospectus Supplement will specify the extent to which the Servicer will be required to maintain or to cause the obligor on each Home Equity Loan to maintain a standard hazard insurance policy providing coverage of the standard form of fire insurance with extended coverage for certain other hazards as is customary in the state in which the related Mortgaged Property is located. The standard hazard insurance policies will provide for coverage at least equal to the applicable state standard form of fire insurance policy with extended coverage for property of the type securing the related Home Equity Loans. In general, the standard form of fire and extended coverage policy will cover physical damage to or destruction of, the related Mortgaged Property caused by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Because the standard hazard insurance policies relating to the Home Equity Loans will be underwritten by different hazard insurers and will cover Mortgaged Properties located in various states, such policies will not contain identical terms and conditions. The basic terms, however, generally will be determined by state law and generally will be similar. Most such policies typically will not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), nuclear reaction, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all inclusive. Uninsured risks not covered by a special hazard insurance policy or other form of Credit Enhancement will adversely affect distributions to Holders. When a Mortgaged Property securing a Home Equity Loan is located in a flood area identified by HUD pursuant to the Flood Disaster Protection Act of 1973, as amended, the Servicer will be required to cause flood insurance to be maintained with respect to such Mortgaged Property, to the extent available.

         The standard hazard insurance policies covering Mortgaged Properties securing Home Equity Loans typically will contain a "coinsurance" clause which, in effect, will require the insured at all times to carry hazard insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the Mortgaged Property, including the improvements on any Mortgaged Property, in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause will provide that the hazard insurer's liability in the event of partial loss will not exceed the greater of
(i) the actual cash value (the replacement cost less physical depreciation) of the Mortgaged Property, including the improvements, if any, damaged or destroyed or (ii) such proportion of the loss, without deduction for depreciation, as the amount of insurance carried bears to the specified percentage of the full replacement cost of such Mortgaged Property and improvements. Since the amount of hazard insurance to be maintained on the improvements securing the Home Equity Loans declines as the principal balances owing thereon decrease, and since the value of the Mortgaged Properties will fluctuate in value over time, the effect of this requirement in the event of partial loss may be that hazard insurance proceeds will be insufficient to restore fully the damage to the affected Mortgaged Property.

         Generally, coverage will be in an amount at least equal to the greater of (i) the amount necessary to avoid the enforcement of any co-insurance clause contained in the policy or (ii) the outstanding principal balance of the related Home Equity Loan. The Servicer may also maintain on REO Property that secured a defaulted Home Equity Loan and that has been acquired upon foreclosure, deed in lieu of foreclosure, or repossession, a standard hazard insurance policy in an amount that is at least equal to the maximum insurable value of such REO Property. No earthquake or other additional insurance will be required of any obligor or will be maintained on REO Property acquired in respect of a defaulted Home Equity Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and shall require such additional insurance.

         Any amounts collected by the Servicer under any such policies of insurance (other than amounts to be applied to the restoration or repair of the Mortgaged Property, released to the obligor in accordance with normal servicing procedures or used to reimburse the Servicer for amounts to which it is entitled to reimbursement) will be deposited in the Collection Account. In the event that the Servicer obtains and maintains a blanket policy insuring against hazard losses on all of the Home Equity Loans, written by an insurer then acceptable to each Rating Agency which assigns a rating to such Series, it will conclusively be deemed to have satisfied its obligations to cause to be maintained a standard hazard insurance policy for each Loan or related REO Property. This blanket policy may contain a deductible clause, in which case the Servicer will be required, in the event that there has been a loss that would have been covered by such policy absent such deductible clause, to deposit in the Collection Account the amount not otherwise payable under the blanket policy because of the application of such deductible clause.

Realization upon Defaulted Home Equity Loans

         The Servicer will use its reasonable best efforts to foreclose upon, repossess or otherwise comparably convert the ownership of the Mortgaged Properties securing the related Home Equity Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer will follow such practices and procedures as it deems necessary or advisable and as are normal and usual in its servicing activities with respect to comparable loans serviced by it. However, the Servicer will not be required to expend its own funds in connection with any foreclosure or towards the restoration of the Mortgaged Property unless it determines that (i) such restoration or foreclosure will increase the Liquidation Proceeds in respect of the related Home Equity Loan available to the Holders after reimbursement to itself for such expenses and (ii) such expenses will be recoverable by it either through Liquidation Proceeds or the proceeds of insurance. Notwithstanding anything to the contrary herein, in the case of a Trust Fund for which a REMIC election has been made, the Servicer will be required to liquidate any Mortgaged Property acquired through foreclosure within two years after the acquisition of the beneficial ownership of such Mortgaged Property. While the holder of a Mortgaged Property acquired through foreclosure can often maximize its recovery by providing financing to a new purchaser, the Trust Fund, if applicable, will have no ability to do so and neither the Servicer nor the Depositor will be required to do so.

         The Servicer may arrange with the obligor on a defaulted Home Equity Loan a modification of such Home Equity Loan (a "Modification") to the extent provided in the related Prospectus Supplement. Such Modifications may only be entered into if they meet the underwriting policies and procedures employed by the Servicer in servicing receivables for its own account and meet the other conditions set forth in the related Prospectus Supplement.


Enforcement of Due-On-Sale Clauses


         When any Mortgaged Property is about to be conveyed by the obligor, the Servicer may, to the extent it has knowledge of such prospective conveyance and prior to the time of the consummation of such conveyance, exercise its rights to accelerate the maturity of the related Home Equity Loan under the applicable "due-on-sale" clause, if any, unless it reasonably believes that such clause is not enforceable under applicable law or if the enforcement of such clause would result in loss of coverage under any primary mortgage insurance policy. In such event, the Servicer is authorized to accept from or enter into an assumption agreement with the person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such person becomes liable under the Home
Equity Loan and pursuant to which the original obligor is released from liability and such person is substituted as the obligor and becomes liable under the Home Equity Loan. Any fee collected in connection with an assumption will be retained by the Servicer as additional servicing compensation. The terms of a Home Equity Loan may not be changed in connection with an assumption.


Servicing Compensation and Payment of Expenses


         The Servicer will be entitled to a periodic fee as servicing compensation (the "Servicing Fee") in an amount to be determined as specified in the related Prospectus Supplement. The Servicing Fee may be fixed or variable, as specified in the related Prospectus Supplement. In addition, the Servicer will be entitled to servicing compensation in the form of assumption fees, late payment charges and similar items, or excess proceeds following disposition of Mortgaged Property in connection with defaulted Home Equity Loans, as will be further specified in the related Prospectus Supplement,.

         The Servicer may pay certain expenses incurred in connection with the servicing of the Home Equity Loans, including, without limitation, the payment of the fees and expenses of the Trustee and independent accountants, payment of insurance policy premiums and the cost of credit support, if any, and payment of expenses incurred in preparation of reports to Holders.

         When an obligor makes a principal prepayment in full between Due Dates on the related Home Equity Loan, the obligor will generally be required to pay interest on the amount prepaid only to the date of prepayment. If and to the extent provided in the related Prospectus Supplement in order that one or more Classes of the Holders of a Series will not be adversely affected by any resulting shortfall in interest, the amount of the Servicing Fee may be reduced to the extent necessary to include in the Servicer's remittance to the Trustee for deposit into the Distribution Account an amount equal to one month's interest on the related Home Equity Loan (less the Servicing Fee). If the aggregate amount of such shortfalls in a month exceeds the Servicing Fee for such month, a shortfall to Holders may occur.

         The Servicer will be entitled to reimbursement for certain expenses incurred by it in connection with the liquidation of defaulted Home Equity Loans. The related Holders will suffer no loss by reason of such expenses to the extent expenses are covered under related insurance policies or from excess Liquidation Proceeds. If claims are either not made or paid under the applicable insurance policies or if coverage thereunder has been exhausted, the related Holders will suffer a loss to the extent that Liquidation Proceeds, after reimbursement of the Servicer's expenses, are less than the outstanding principal balance of and unpaid interest on the related Home Equity Loan which would be distributable to Holders. In addition, the Servicer will be entitled to reimbursement of expenditures incurred by it in connection with the restoration of property securing a defaulted Home Equity Loan, such right of reimbursement being prior to the rights of the Holders to receive any related proceeds of insurance policies, Liquidation Proceeds or amounts derived from other Credit Enhancement. The Servicer is generally also entitled to reimbursement from the Collection Account for Advances.

         The rights of the Servicer to receive funds from the Collection Account for a Series, whether as the Servicing Fee or other compensation, or for the reimbursement of Advances, expenses or otherwise, may be subordinate to the rights of Holders of such Series as set forth in the related Agreement.


Evidence as to Compliance



         The applicable Agreement for each Series will provide that each year, a firm of independent public accountants will furnish a statement to the Trustee to the effect that such firm has examined certain documents and records relating to the servicing of the Home Equity Loans by the Servicer and that, on the basis of such examination, such firm is of the opinion that the servicing has been conducted in compliance with such Agreement, except for (i) such exceptions as such firm believes to be immaterial and (ii) such other exceptions as are set forth in such statement.

         The applicable Agreement for each Series will also provide for delivery to the Trustee for such Series of an annual statement signed by an officer of the Servicer to the effect that the Servicer has fulfilled its obligations under such Agreement throughout the preceding calendar year.

Certain Matters Regarding the Servicer

         The Servicer for each Series will be identified in the related Prospectus Supplement. The Servicer may be an affiliate of the Depositor and may have other business relationships with the Depositor and its affiliates.

         If an event of default ("Event of Default") occurs under either a Servicing Agreement or a Pooling and Servicing Agreement, the Servicer may be replaced by the Trustee or a successor Servicer. Such Events of Default and the rights of the Trustee upon such a default under the Agreement for the related Series will be substantially similar to those described under "THE AGREEMENTS-- Events of Default; Rights Upon Events of Default--Pooling and Servicing Agreement; Servicing Agreement" herein.

         The related Agreement will specify the circumstances under which the Servicer may assign its rights and delegate its duties and obligations thereunder for each Series, which generally will require that the successor Servicer accepting such assignment or delegation (i) services similar loans in the ordinary course of its business, (ii) is reasonably satisfactory to the Trustee for the related Series, (iii) has a net worth of not less than the amount specified in the related Prospectus Supplement, (iv) would not cause any Rating Agency's rating of the Securities for such Series in effect immediately prior to such assignment, sale or transfer to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and (v) executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Servicer of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under the related Agreement from and after the date of such agreement. No such assignment will become effective until the Trustee or a successor Servicer has assumed the servicer's obligations and duties under the related Agreement. To the extent that the Servicer transfers its obligations to a wholly-owned subsidiary or affiliate, such subsidiary or affiliate need not satisfy the criteria set forth above; however, in such instance, the assigning Servicer will remain liable for the servicing obligations under the related Agreement. Any entity into which the Servicer is merged or consolidated or any successor corporation resulting from any merger, conversion or consolidation will succeed to the Servicer's obligations under the related Agreement provided that such successor or surviving entity meets the requirements for a successor Servicer set forth above.

         Except to the extent otherwise provided therein, each Agreement will provide that neither the Servicer, nor any director, officer, employee or agent of the Servicer, will be under any liability to the related Trust Fund, the Depositor or the Holders for any action taken or for failing to take any action in good faith pursuant to the related Agreement, or for errors in judgment; provided, however, that neither the Servicer nor any such person will be protected against any breach of warranty or representations made under such Agreement or the failure to perform its obligations in compliance with any standard of care set forth in such Agreement, or liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties thereunder. Each Agreement will further provide that the Servicer and any director, officer, employee or agent of the Servicer is entitled to indemnification from the related Trust Fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the Securities, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, the related Agreement will provide that the Servicer is not under any obligation to appear in, prosecute or defend any legal action which is not incidental to its servicing responsibilities under such Agreement which, in its opinion, may involve it in any expense or liability. The Servicer may, in its discretion, undertake any such action which it may deem necessary or desirable with respect to the related Agreement and the rights and duties of the parties thereto and the interests of the Holders thereunder. In such event the legal expenses and costs of such action and any liability resulting therefrom may be expenses, costs, and liabilities of the Trust Fund and the Servicer may be entitled to be reimbursed therefor out of the Collection Account.

                                 THE AGREEMENTS

         The following summaries describe certain provisions of the Agreements. The summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the Agreements. Where particular provisions or terms used in the Agreements are referred to, such provisions or terms are as specified in the related Agreements.

Assignment of Primary Assets

         General. At the time of issuance of the Securities of a Series, the Originator will transfer, convey and assign to the Trust Fund all right, title and interest of the Originator in the Primary Assets and other property to be transferred to the Trust Fund for a Series. Such assignment will include all principal and interest due on or with respect to the Primary Assets after the Cut-off Date specified in the related Prospectus Supplement (except for any interests in the Trust Fund retained by the Depositor or its affiliate ("Retained Interests")). The Trustee will, concurrently with such assignment, execute and deliver the Securities.

         Assignment of Home Equity Loans. The Depositor will, as to each Home Equity Loan, deliver or cause to be delivered to the Trustee, or, as specified in the related Prospectus Supplement a custodian on behalf of the Trustee (the "Custodian"), the Mortgage Note endorsed without recourse to the order of the Trustee or in blank, the original Mortgage with evidence of recording indicated thereon (except for any Mortgage not returned from the public recording office, in which case a copy of such Mortgage will be delivered, together with a certificate that the original of such Mortgage was delivered to such recording office) and an assignment of the Mortgage in recordable form. The Trustee or the Custodian will hold such documents in trust for the benefit of the Holders.

         With respect to Home Equity Loans secured by Mortgages and to the extent described in the related Prospectus Supplement, the Depositor will, at the time of issuance of the Securities, cause assignments to the Trustee of the Mortgages relating to the Home Equity Loans for a Series to be recorded in the appropriate public office for real property records, except in states where, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's interest in the related Home Equity Loans. The Depositor will cause such assignments to be so recorded within the time after issuance of the Securities as is specified in the related Prospectus Supplement, in which event, the Agreement may require the Originator to repurchase from the Trustee any Home Equity Loan the related Mortgage of which is not recorded within such time, at the price described below with respect to repurchases by reason of defective documentation. The related Prospectus Supplement will specify whether or not the enforcement of the repurchase obligation would constitute the sole remedy available to the Holders or the Trustee for the failure of a Mortgage to be recorded.

         Each Home Equity Loan will be identified in a schedule appearing as an exhibit to the related Agreement (the "Loan Schedule"). Such Loan Schedule will specify with respect to each Home Equity Loan: the original principal amount and unpaid principal balance as of the Cut-off Date; the current interest rate; the current Scheduled Payment of principal and interest; the maturity date, if any, of the related Mortgage Note; if the Home Equity Loan is an adjustable rate Home Equity Loan, the Lifetime Rate Cap, if any, and the current index.

         Assignment of Private Securities. The Depositor will cause Private Securities to be registered in the name of the Trustee (or its nominee or correspondent). The Trustee (or its nominee or correspondent) will have possession of any certificated Private Securities. The related Prospectus Supplement will specify whether or not the Trustee will be in possession of or be assignee of record of any underlying assets for a Private Security. See "THE TRUST FUNDS--Private Securities" herein. Each Private Security will be identified in a schedule appearing as an exhibit to the related Agreement (the "Certificate Schedule"), which will specify the original principal amount, outstanding principal balance as of the Cut-off Date, annual pass-through rate or interest rate and maturity date for each Private Security conveyed to the Trust Fund. In the Agreement, the Depositor will represent and warrant to the Trustee regarding the Private Securities: (i) that the information contained in the Certificate Schedule is true and correct in all material respects; (ii) that, immediately prior to the conveyance of the Private Securities, the Depositor had good title thereto, and was the sole owner thereof (subject to any Retained Interest); (iii) that there has been no other sale by it of such Private Securities; and (iv) that there is no existing lien, charge, security interest or other encumbrance (other than any Retained Interest) on such Private Securities.

         Repurchase and Substitution of Non-Conforming Primary Assets. If any document required to be in the file relating to the Primary Assets delivered by the Depositor to the Trustee (or Custodian) is found by the Trustee within a period not to exceed 90 days of the execution of the related Agreement (or promptly after the Trustee's receipt of any document permitted to be delivered after the Closing Date) to be defective in any material respect and the Depositor or Originator does not cure such defect within a period not to exceed 90 days, the Depositor or Originator will, not later than a period not to exceed 90 days after the Trustee's notice to the Depositor or the Originator, as the case may be, of the defect, repurchase the related Primary Asset or any property acquired in respect thereof from the Trustee at a price generally equal to, (a) the lesser of (i) the outstanding principal balance of such Primary Asset and
(ii) the Trust Fund's federal income tax basis in the Primary Asset and (b) accrued and unpaid interest to the date of the next scheduled payment on such Primary Asset at the rate set forth in the related Agreement, provided, however, the purchase price shall not be limited in (i) above to the Trust Fund's federal income tax basis if the repurchase at a price equal to the outstanding principal balance of such Primary Asset will not result in any prohibited transaction tax under Section 860F(a) of the Code.


         The Depositor or Originator, as the case may be, may, rather than repurchase the Primary Asset as described above, remove such Primary Asset from the Trust Fund (the "Deleted Primary Asset") and substitute in its place one or more other Primary Assets (each, a "Qualifying Substitute Primary Asset") provided, however, that (i) with respect to a Trust Fund for which no REMIC election is made, such substitution must be effected within 120 days of the date of initial issuance of the Securities and (ii) with respect to a Trust Fund for which a REMIC election is made, after a specified time period, the Trustee must have received a satisfactory opinion of counsel that such substitution will not cause the Trust Fund to lose its status as a REMIC or otherwise subject the Trust Fund to a prohibited transaction tax.

         Any Qualifying Substitute Primary Asset will have, on the date of substitution, (i) an outstanding principal balance, after deduction of all Scheduled Payments due in the month of substitution, not in excess of the outstanding principal balance of the Deleted Primary Asset (the amount of any shortfall to be deposited to the Collection Account in the month of substitution for distribution to Holders), (ii) an interest rate not less than the interest rate of the Deleted Primary Asset, (iii) a remaining term-to-stated maturity not greater than that of the Deleted Primary Asset, and will comply with all of the representations and warranties set forth in the applicable Agreement as of the date of substitution.

         The  above-described  cure,  repurchase  or  substitution   obligations
constitute the sole remedies available to the Holders or the Trustee for a material defect in a document for a Primary Asset.

         The Depositor or another entity will make representations and warranties with respect to Primary Assets for a Series. If the Depositor or such entity cannot cure a breach of any such representations and warranties in all material respects within the time period specified in the related Prospectus Supplement after notification by the Trustee of such breach, and if such breach is of a nature that materially and adversely affects the value of such Primary Asset, the Depositor or such entity is obligated to repurchase the affected Primary Asset or, if provided in the related Prospectus Supplement, provide a Qualifying Substitute Primary Asset therefor, subject to the same conditions and limitations on purchases and substitutions as described above.

         The Depositor's only source of funds to effect any cure, repurchase or substitution will be through the enforcement of the corresponding obligations, if any, of the responsible originator or Originator of such Primary Assets. See "SPECIAL CONSIDERATIONS--Limited Assets" herein.

         No Holder of Securities of a Series, solely by virtue of such Holder's status as a Holder, will have any right under the applicable Agreement for such Series to institute any proceeding with respect to such Agreement, unless such Holder previously has given to the Trustee for such Series written notice of default and unless the Holders of Securities evidencing not less than 51% of the aggregate voting rights of the Securities for such Series have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for 60 days has neglected or refused to institute any such proceeding.

Reports to Holders

         The Trustee or other entity specified in the related Prospectus Supplement will prepare and forward to each Holder on each Distribution Date, or as soon thereafter as is practicable, a statement setting forth, to the extent applicable to any Series, among other things:

                  (i) the amount of principal distributed to Holders of the related Securities and the outstanding principal balance of such Securities following such distribution;

                  (ii) the amount of interest distributed to Holders of the related Securities and the current interest on such Securities;

                  (iii) the amounts of (a) any overdue accrued interest included in such distribution, (b) any remaining overdue accrued interest with respect to such Securities or (c) any current shortfall in amounts to be distributed as accrued interest to Holders of such Securities;

                  (iv) the amounts of (a) any overdue payments of scheduled principal included in such distribution, (b) any remaining overdue principal amounts with respect to such Securities, (c) any current shortfall in receipt of scheduled principal payments on the related Primary Assets or (d) any realized losses or Liquidation Proceeds to be allocated as reductions in the outstanding principal balances of such Securities; (v) the amount received under any related Credit
         Enhancement, and the remaining amount available under such Credit Enhancement;

                  (vi) the amount of any delinquencies with respect to payments on the related Primary Assets;

                  (vii) the book value of any REO Property acquired by the related Trust Fund; and

                  (viii) such other information as specified in the related Agreement.

         In addition, within a reasonable period of time after the end of each calendar year, the Trustee will furnish to each Holder of record at any time during such calendar year (a) the aggregate of amounts reported pursuant to (i),
(ii), and (iv)(d) above for such calendar year and (b) such information specified in the related Agreement to enable Holders to prepare their tax returns including, without limitation, the amount of original issue discount accrued on the Securities, if applicable. Information in the Distribution Date and annual statements provided to the Holders will not have been examined and reported upon by an independent public accountant. However, the Servicer will provide to the Trustee a report by independent public accountants with respect to the Servicer's servicing of the Home Equity Loans. See "SERVICING OF HOME EQUITY LOANS --Evidence as to Compliance" herein.

         A Series of Securities or one or more Classes of such Series may be issued in book-entry form. In such event, owners of beneficial interests in such Securities will not be considered Holders and will not receive such reports directly from the Trustee. The Trustee will forward such reports only to the entity or its nominee which is the registered holder of the global certificate which evidences such book-entry securities. Beneficial owners will receive such reports from the participants and indirect participants of the applicable book-entry system in accordance with the practices and procedures of such entities.

Events of Default; Rights Upon Event of Default

         Pooling and Servicing Agreement; Servicing Agreement. Events of Default under the Pooling and Servicing Agreement for each Series of Certificates relating to Home Equity Loans generally include (i) any failure by the Servicer to deposit amounts in the Collection Account and Distribution Account to enable the Trustee to distribute to Holders of such Series any required payment, which failure continues unremedied for the number of days specified in the related Prospectus Supplement after the giving of written notice of such failure to the Servicer by the Trustee for such Series, or to the Servicer and the Trustee by the Holders of such Series evidencing not less than 25% of the aggregate voting rights of the Securities for such Series, (ii) any failure by the Servicer duly to observe or perform in any material respect any other of its covenants or agreements in the applicable Agreement which continues unremedied for the number of days specified in the related Prospectus Supplement after the giving of written notice of such failure to the Servicer by the Trustee, or to the Servicer and the Trustee by the Holders of such Series evidencing not less than 25% of the aggregate voting rights of the Securities for such Series, and (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by the Servicer indicating its insolvency, reorganization or inability to pay its obligations.

         The related Agreement will specify the circumstances under which the Trustee of the Holders of Securities may remove the Servicer upon the occurrence and continuance of an Event of Default thereunder relating to the servicing of Home Equity Loans (other than its right to recovery of other expenses and amounts advanced pursuant to the terms of such Agreement which rights the Servicer will retain under all circumstances), whereupon the Trustee will succeed to all the responsibilities, duties and liabilities of the Servicer under such Agreement and will be entitled to reasonable servicing compensation not to exceed the applicable servicing fee, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in such Agreement.

         In the event that the Trustee is unwilling or unable so to act, it may select, or petition a court of competent jurisdiction to appoint, a finance institution, bank or loan servicing institution with a net worth specified in the related Prospectus Supplement to act as successor Servicer under the provisions of the applicable Agreement. The successor Servicer would be entitled to reasonable servicing compensation in an amount not to exceed the Servicing Fee as set forth in the related Prospectus Supplement, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise, as provided in such Agreement.

         During the continuance of any Event of Default of a Servicer under an Agreement for a Series of Securities, the Trustee for such Series will have the right to take action to enforce its rights and remedies and to protect and enforce the rights and remedies of the Holders of such Series, and Holders of Securities evidencing not less than 51% of the aggregate voting rights of the Securities for such Series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred upon that Trustee. However, the Trustee will not be under any obligation to pursue any such remedy or to exercise any of such trusts or powers unless such Holders have offered the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred by the Trustee therein or thereby. The Trustee may decline to follow any such direction if the Trustee determines that the action or proceeding so directed may not lawfully be taken or would involve it in personal liability or be unjustly prejudicial to the nonassenting Holders.

         Indenture. Events of Default under the Indenture for each Series of Notes generally include: (i) a default in the payment of any principal of or interest on any Note of such Series, which continues for the period of time specified in the related Prospectus Supplement; (ii) failure to perform any other covenant of the Depositor or the Trust Fund in the Indenture which continues for the period of time specified in the related Prospectus Supplement after notice thereof is given in accordance with the procedures described in the related Prospectus Supplement; (iii) any representation or warranty made by the Depositor or the Trust Fund in the Indenture or in any certificate or other writing delivered pursuant thereto or in connection therewith with respect to or affecting such Series having been incorrect in a material respect as of the time made, and such breach is not cured within the period of time specified in the related Prospectus Supplement after notice thereof is given in accordance with the procedures described in the related Prospectus Supplement; (iv) certain events of bankruptcy, insolvency, receivership or liquidation of the Depositor or the Trust Fund; or (v) any other Event of Default provided with respect to Notes of that Series.

         If an Event of Default with respect to the Notes of any Series at the time outstanding occurs and is continuing, either the Trustee or the Holders of a majority of the then aggregate outstanding amount of the Notes of such Series may declare the principal amount (or, if the Notes of that Series are Zero Coupon Securities, such portion of the principal amount as may be specified in the terms of that Series, as provided in the related Prospectus Supplement) of all the Notes of such Series to be due and payable immediately. Such declaration may, under certain circumstances, be rescinded and annulled by the Holders of a majority in aggregate outstanding amount of the Notes of such Series.

         If, following an Event of Default with respect to any Series of Notes, the Notes of such Series have been declared to be due and payable, the Trustee may, in its discretion, notwithstanding such acceleration, elect to maintain possession of the collateral securing the Notes of such Series and to continue to apply distributions on such collateral as if there had been no declaration of acceleration if such collateral continues to provide sufficient funds for the payment of principal of and interest on the Notes of such Series as they would have become due if there had not been such a declaration. In addition, the Trustee may not sell or otherwise liquidate the collateral securing the Notes of a Series following an Event of Default other than a default in the payment of any principal or interest on any Note of such Series for thirty (30) days or more, unless (a) the Holders of 100% of the then aggregate outstanding amount of the Notes of such Series consent to such sale, (b) the proceeds of such sale or liquidation are sufficient to pay in full the principal of and accrued interest due and unpaid on the outstanding Notes of such Series at the date of such sale or (c) the Trustee determines that such collateral would not be sufficient on an ongoing basis to make all payments on such Notes as such payments would have become due if such Notes had not been declared due and payable, and the Trustee obtains the consent of the Holders of 66 2/3% of the then aggregate outstanding amount of the Notes of such Series.

         In the event that the Trustee liquidates the collateral in connection with an Event of Default involving a default for thirty (30) days or more in the payment of principal of or interest on the Notes of a Series, the Indenture provides that the Trustee will have a prior lien on the proceeds of any such liquidation for unpaid fees and expenses. As a result, upon the occurrence of such an Event of Default, the amount available for distribution to the Noteholders may be less than would otherwise be the case. However, the Trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the Indenture for the benefit of the Noteholders after the occurrence of such an Event of Default.

         In the event the principal of the Notes of a Series is declared due and payable, as described above, the Holders of any such Notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount thereof less the amount of such discount which is unamortized.

         Subject to the provisions of the Indenture relating to the duties of the Trustee, in case an Event of Default shall occur and be continuing with respect to a Series of Notes, the Trustee will be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the Holders of Notes of such Series, unless such Holders offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in complying with such request or direction. Subject to such provisions for indemnification and certain limitations contained in the Indenture, the Holders of a majority of the then aggregate outstanding amount of the Notes of such Series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes of such Series, and the Holders of a majority of the then aggregate outstanding amount of the Notes of such Series may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the Indenture that cannot be modified without the waiver or consent of all the Holders of the outstanding Notes of such Series affected thereby.

The Trustee

         The identity of the commercial bank, savings and loan association or trust company named as the Trustee for each Series of Securities will be set forth in the related Prospectus Supplement. The entity serving as Trustee may have normal banking relationships with the Depositor or the Servicer. In addition, for the purpose of meeting the legal requirements of certain local jurisdictions, the Trustee will have the power to appoint co-trustees or separate trustees of all or any part of the Trust Fund relating to a Series of Securities. In the event of such appointment, all rights, powers, duties and obligations conferred or imposed upon the Trustee by the Agreement relating to such Series will be conferred or imposed upon the Trustee and each such separate trustee or co-trustee jointly, or, in any jurisdiction in which the Trustee shall be incompetent or unqualified to perform certain acts, singly upon such separate trustee or co-trustee who will exercise and perform such rights, powers, duties and obligations solely at the direction of the Trustee. The Trustee may also appoint agents to perform any of the responsibilities of the Trustee, which agents will have any or all of the rights, powers, duties and obligations of the Trustee conferred on them by such appointment; provided that the Trustee will continue to be responsible for its duties and obligations under the Agreement.

Duties of the Trustee

         The Trustee will not make any representations as to the validity or sufficiency of the Agreement, the Securities or of any Primary Asset or related documents. If no Event of Default (as defined in the related Agreement) has occurred, the Trustee is required to perform only those duties specifically required of it under the Agreement. Upon receipt of the various certificates, statements, reports or other instruments required to be furnished to it, the Trustee is required to examine them to determine whether they are in the form required by the related Agreement. However, the Trustee will not be responsible for the accuracy or content of any such documents furnished to it by the Holders or the Servicer under the Agreement.

         The Trustee may be held liable for its own negligent action or failure to act, or for its own misconduct; provided, however, that the Trustee will not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders in an Event of Default. The Trustee is not required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under the Agreement, or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

Resignation of Trustee

         The Trustee may, upon written notice to the Depositor, resign at any time, in which event the Depositor will be obligated to use its best efforts to appoint a successor Trustee. If no successor Trustee has been appointed and has accepted the appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for appointment of a successor Trustee. The Trustee may also be removed at any time (i) if the Trustee ceases to be eligible to continue as such under the Agreement, (ii) if the Trustee becomes insolvent or (iii) by the Holders of Securities evidencing over 50% of the aggregate voting rights of the Securities in the Trust Fund upon written notice to the Trustee and to the Depositor. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.

Amendment of Agreement


         The Agreement for each Series of Securities may be amended by the Depositor, the Servicer (with respect to a Series relating to Home Equity Loans), and the Trustee with respect to such Series, without notice to or consent of the Holders (i) to cure any ambiguity, (ii) to correct any defective provisions or to correct or supplement any provision therein, (iii) to add to the duties of the Depositor, the Trust Fund or Servicer, (iv) to add any other provisions with respect to matters or questions arising under such Agreement or related Credit Enhancement, (v) to add or amend any provisions of such Agreement as required by a Rating Agency in order to maintain or improve the rating of the Securities (it being understood that none of the Depositor, the Originator, the Servicer or Trustee is obligated to maintain or improve such rating), or (vi) to comply with any requirements imposed by the Code; provided that any such amendment except pursuant to clause (vi) above will not adversely affect in any material respect the interests of any Holders of such Series, as evidenced by an opinion of counsel. Any such amendment except pursuant to clause (vi) of the preceding sentence shall be deemed not to adversely affect in any material respect the interests of any Holder if the Trustee receives written confirmation from each Rating Agency rating such Securities that such amendment will not cause such Rating Agency to reduce the then current rating thereof. The Agreement for each Series may also be amended by the Trustee, the Servicer, if applicable, and the Depositor with respect to such Series with the consent of the Holders possessing not less than 66 2/3% of the aggregate outstanding principal amount of the Securities of such Series or, if only certain Classes of such Series are affected by such amendment, 66 2/3% of the aggregate outstanding principal amount of the Securities of each Class of such Series affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Agreement or modifying in any manner the rights of Holders of such Series; provided, however, that no such amendment may (a) reduce the amount or delay the timing of payments on any Security without the consent of the Holder of such Security; or (b) reduce the aforesaid percentage of the aggregate outstanding principal amount of Securities of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the aggregate outstanding principal amount of each Class of Securities affected thereby.


Voting Rights

         The related Prospectus Supplement will set forth the method of determining allocation of voting rights with respect to a Series.

List of Holders

         Upon written request of three or more Holders of record of a Series for purposes of communicating with other Holders with respect to their rights under the Agreement, which request is accompanied by a copy of the communication which such Holders propose to transmit, the Trustee will afford such Holders access during business hours to the most recent list of Holders of that Series held by the Trustee.

         No Agreement will provide for the holding of any annual or other meeting of Holders.

Form of Securities

         The  Securities  in each  Series  will  either be  issued  as  physical certificates or in uncertificated book-entry form. Physical certificates ("Physical Certificates") in fully registered form only in the denominations specified in the related Prospectus Supplement, and will be transferable and exchangeable at the corporate trust office of the registrar of the Securities (the "Security Registrar") named in the related Prospectus Supplement. No service charge will be made for any registration of exchange or transfer of Securities, but the Trustee may require payment of a sum sufficient to cover any tax or other government charge.

         If so specified in the related Prospectus Supplement, specified classes of a series of Securities will be issued in uncertificated book-entry form ("Book-Entry Securities"), and will be registered in the name of Cede & Co. ("Cede"), the nominee of DTC. DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code ("UCC") and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC was created to hold securities for its participating organizations ("Participants") and facilitate the clearance and settlement of securities transactions between Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system also is available to others such as brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participant").

         Under a book-entry format, Holders that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of the Securities registered in the name of Cede, as nominee of DTC, may do so only through Participants and Indirect Participants. In addition, such Holders will receive all distributions of principal of and interest on the Securities from the Trustee through DTC and its Participants. Under a book-entry format, Holders will receive payments after the related Payment Date because, while payments are required to be forwarded to Cede, as nominee for DTC, on each such date, DTC will forward such payments to its Participants, which thereafter will be required to forward such payments to Indirect Participants or Holders. Unless and until Physical Securities are issued, it is anticipated that the only Holder will be Cede, as nominee of DTC, and that the beneficial holders of Securities will not be recognized by the Trustee as Holders under the Pooling and Servicing Agreement. The beneficial holders of such Securities will only be permitted to exercise the rights of Holders under the Pooling and Servicing Agreement indirectly through DTC and its Participants who in turn will exercise their rights through DTC.

         Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Securities and is required to receive and transmit payments of principal of and interest on the Securities. Participants and Indirect Participants with which Holders have accounts with respect to their Securities similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Holders. Accordingly, although Holders will not process Securities, the rules provide a mechanism by which Holders will receive distributions and will be able to transfer their interests.

         Unless and until Physical Certificates are issued, Holders who are not Participants may transfer ownership of Securities only through Participants by instructing such Participants to transfer Securities, by book-entry transfer, through DTC for the account of the purchasers of such Securities, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Securities will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the respective Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Holders.

         Because DTC can only act on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Holder to pledge Securities to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such Securities may be limited due to the lack of a Physical Certificate for such Securities.

         DTC in general advises that it will take any action permitted to be taken by a Holder under a Pooling and Servicing Agreement only at the direction of one or more Participants to whose account with DTC the related Securities are credited. Additionally, DTC in general advises that it will take such actions with respect to specified percentages of the Holders only at the direction of and on behalf of Participants whose holdings include current principal amounts of outstanding Securities that satisfy such specified percentages. DTC may take conflicting actions with respect to other current principal amounts of outstanding Securities to the extent that such actions are taken on behalf of Participants whose holdings include such current principal amounts of outstanding Securities.


         Any Securities initially registered as Physical Certificates in the name of Cede, as nominee of DTC, will be issued in fully registered, certificated form to Holders or their nominees, rather than to DTC or its nominee only under the events specified in the related Pooling and Servicing Agreement and described in the related Prospectus Supplement. Upon the occurrence of any of the events specified in the related Pooling and Servicing Agreement and the Prospectus Supplement, DTC will be required to notify all Participants of the availability through DTC of Physical Certificates. Upon surrender by DTC of the securities representing the Securities and instruction for re-registration, the Trustee will take the Securities in the form of Physical Certificates, and thereafter the Trustee will recognize the holders of such Physical Certificates as Holders. Thereafter, payments of principal of and interest on the Securities will be made by the Trustee directly to Holders in accordance with the procedures set forth herein and in the Pooling and Servicing Agreement. The final distribution of any Security (whether Physical Certificates or Securities registered in the name of Cede), however, will be made only upon presentation and surrender of such Securities on the final Payment Date at such office or agency as is specified in the notice of final payment to Holders.


REMIC Administrator

         For any Series with respect to which a REMIC election is made, preparation of certain reports and certain other administrative duties with respect to the Trust Fund may be performed by a REMIC administrator, who may be an affiliate of the Depositor.

Termination

         Pooling and Servicing Agreement; Trust Agreement. The obligations created by the Pooling and Servicing Agreement or Trust Agreement for a Series will terminate upon the distribution to Holders of all amounts distributable to them pursuant to such Agreement after the earlier of (i) the later of (a) the final payment or other liquidation of the last Primary Asset remaining in the Trust Fund for such Series and (b) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure or repossession in respect of any Primary Asset; (ii) the repurchase, as described below, by the Servicer or other entity specified in the related Prospectus Supplement from the Trustee for such Series of all Primary Assets and other property at that time subject to such Agreement; or (iii) the mandatory termination of the Trust by the Trustee, the Servicer or certain other entities specified in the related Prospectus Supplement by soliciting competitive bids for the purchase of the Primary Assets of the related Trust Fund

         Repurchase of the Remaining Primary Assets. The Agreement for each Series may permit, but not require, the Servicer or other entity specified in the related Prospectus Supplement to purchase from the Trust Fund for such Series all remaining Primary Assets at a price equal to 100% of the aggregate Principal Balance of such Primary Assets plus, with respect to any property acquired in respect of a Primary Asset, if any, the outstanding Principal Balance of the related Primary Asset at the time of foreclosure, less, in either case, related unreimbursed Advances (in the case of the Primary Assets, only to the extent not already reflected in the computation of the aggregate Principal Balance of such Primary Assets) and unreimbursed expenses (that are reimbursable pursuant to the terms of the Pooling and Servicing Agreement) plus, in either case, accrued interest thereon at the weighted average rate on the related Primary Assets through the last day of the Due Period in which such repurchase occurs; provided, however, that if an election is made for treatment as a REMIC under the Code, the repurchase price may equal the greater of (a) 100% of the aggregate Principal Balance of such Primary Assets, plus accrued interest thereon at the applicable net rates on the Primary Assets through the last day of the month of such repurchase and (b) the aggregate fair market value of such Primary Assets plus the fair market value of any property acquired in respect of a Primary Asset and remaining in the Trust Fund. The exercise of such right will effect early retirement of the Securities of such Series, but such entity's right to so purchase is subject to the aggregate Principal Balance of the Primary Assets at the time of repurchase being less than a fixed percentage, to be set forth in the related Prospectus Supplement, of the aggregate Principal Balance of the Primary Assets as of the Cut-off Date.


         Mandatory Termination; Auction Sale. The Trustee, the Servicer or the related Originator may be required to effect early retirement of a series of Securities by soliciting competitive bids for the purchase of the related Trust Estate.


         The mandatory termination may take the form of an auction sale. Within a certain period following the failure of the holder of the optional termination right to exercise such right, the required party shall solicit bids for the purchase of all Home Equity Loans remaining in the Trust. In the event that satisfactory bids (which would not be less than an amount necessary to pay all principal and interest on the securities outstanding) are received as specified in the related Agreement, the net sale proceeds will be distributed to Holders, in the same order of priority as collections received in respect of the Home Equity Loans. If satisfactory bids are not received, such party shall decline to sell the Home Equity Loans and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the Home Equity Loans. Such sale and consequent termination of the Trust must constitute a "qualified liquidation" of each REMIC established by the Trust under Section 860F of the Internal Revenue Code of 1986, as amended, including, without limitation, the requirement that the qualified liquidation takes place over a period not to exceed 90 days.



         In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of certain persons identified therein. For each Series, the Servicer or the Trustee, as applicable, will give written notice of termination of the Agreement to each Holder, and the final distribution will be made only upon surrender and cancellation of the Securities at an office or agency specified in the notice of termination. The Depositor or another entity may effect an optional termination of the Trust Fund under the circumstances described in such Prospectus Supplement. See "DESCRIPTION OF THE SECURITIES--Optional Redemption, Purchase or Termination" herein.

         Indenture. The Indenture will be discharged with respect to a Series of Notes (except with respect to certain continuing rights specified in the Indenture) upon the delivery to the Trustee for cancellation of all the Notes of such Series or, with certain limitations, upon deposit with the Trustee of funds sufficient for the payment in full of all of the Notes of such Series.

         In addition to such discharge with certain limitations, the Indenture will provide that, if so specified with respect to the Notes of any Series, the related Trust Fund will be discharged from any and all obligations in respect of the Notes of such Series (except for certain obligations relating to temporary Notes and exchange of Notes, to register the transfer of or exchange Notes of such Series, to replace stolen, lost or mutilated Notes of such Series, to maintain paying agencies and to hold monies for payment in trust) upon the deposit with the Trustee, in trust, of money and/or direct obligations of or obligations guaranteed by the United States of America which, through the payment of interest and principal in respect thereof in accordance with their terms, will provide money in an amount sufficient to pay the principal of and each installment of interest on the Notes of such Series on the Final Scheduled Distribution Date for such Notes and any installment of interest on such Notes in accordance with the terms of the Indenture and the Notes of such Series. In the event of any such defeasance and discharge of Notes of such Series, holders of Notes of such Series would be able to look only to such money and/or direct obligations for payment of principal and interest, if any, on their Notes until maturity.


                   CERTAIN LEGAL ASPECTS OF HOME EQUITY LOANS

         The following discussion contains summaries of certain legal aspects of home equity loans, which are general in nature. Because certain of such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete nor reflect the laws of any particular state, nor encompass the laws of all states in which the properties securing the Home Equity Loans are situated.

General

         The Home Equity Loans will be represented by a Note and an accompanying Mortgage. Pursuant to the Note, the related borrower is personally liable to repay the indebtedness evidenced by the Home Equity Loan; pursuant to the Mortgage, such indebtedness is secured by a lien on the related Mortgaged Property.



Enforcement of the Note

         Pursuant to the Note, the related borrower is personally liable to repay the indebtedness evidenced by the Home Equity Loan. In certain states, the lender on a note secured by a lien on real property has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the related property security. Consequently, the practical effect of the election requirement, in those states permitting such election, is that lenders will usually proceed against the property first rather than bringing a personal action against the borrower on the Note.

         Certain states have imposed statutory prohibitions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, including California, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the amount due to the lender and the net amount realized upon the public sales of the real property. In the case of a Home Equity Loan secured by a property owned by a trust where the Mortgage Note is executed on behalf of the trust, a deficiency judgment against the trust following foreclosure or sale under a deed of trust, even if obtainable under applicable law, may be of little value to the mortgagee or beneficiary if there are no trust assets against which such deficiency judgment may be executed. Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. Finally, in certain other states, statutory provisions limit any deficiency judgment against the former borrower following a foreclosure to the excess of the outstanding debt over the fair value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the judicial sale.

         In addition to laws limiting or prohibiting deficiency judgments, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon collateral or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, a court with federal bankruptcy jurisdiction may permit a debtor through his or her Chapter 11 or Chapter 13 rehabilitative plan to cure a monetary default in respect of a loan on a debtor's residence by paying arrearages within a reasonable time period and reinstating the original loan payment schedule even though the lender accelerated the loan and final judgment of foreclosure had been entered in state court (provided no sale of the residence had yet occurred) prior to the filing of the debtor's petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a loan default by paying arrearages over a number of years.

         Court with federal bankruptcy jurisdiction also have indicated that the terms of a loan secured by property of the debtor may be modified. These courts have allowed modifications that include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule, forgiving all or a portion of the debt and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan.

         Certain states have imposed general equitable principles upon judicial foreclosure. These equitable principles are generally designed to relieve the borrower from the legal effect of the borrower's default under the related loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes for the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, lender have been required to reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disabilities. In other cases, such courts have limited the right of the lender to foreclose if the default under the loan is not monetary, such as the borrower failing to adequately maintain the property or the borrower executing a second deed of trust affecting the property.

         Certain tax liens arising under the Internal Revenue Code of 1986, as amended, may in certain circumstances provide priority over the lien of a mortgage or deed of trust. In addition, substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of loans by numerous federal and some state consumer protection laws. These laws include, by example, the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and state laws, such a s the California Fair Debt Collection Practices Act. These laws and regulations impose specific statutory liabilities upon lenders who originate loans and fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the loans.


Security Interests


         Real Estate Mortgages. The Home Equity Loans for a Series will be secured by either mortgages or deeds of trust or deeds to secure debt depending upon the prevailing practice in the state in which the Mortgaged Property subject to a Home Equity Loan is located. The filing of a mortgage, deed of trust or deed to secure debt creates a lien or title interest upon the real property covered by such instrument and represents the security for the repayment of an obligation that is customarily evidenced by a promissory note. It is not prior to the lien for real estate taxes and assessments or other charges imposed under governmental police powers and may also be subject to other liens pursuant to the laws of the jurisdiction in which the Mortgaged Property is located. Priority with respect to such instruments depends on their terms, the knowledge of the parties to the mortgage and generally on the order of recording with the applicable state, county or municipal office. There are two parties to a mortgage, the mortgagor, who is the borrower/property owner or the land trustee (as described below), and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. In the case of a land trust, there are three parties because title to the Mortgaged Property is held by a land trustee under a land trust agreement of which the borrower/property owner is the beneficiary; at origination of a Home Equity Loan, the borrower executes a separate undertaking to make payments on the mortgage note. A deed of trust transaction normally has three parties: The trustor, who is the borrower/property owner; the beneficiary, who is the lender; and the trustee, a third-party grantee. Under a deed of trust, the trustor grants the Mortgaged Property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. The mortgagee's authority under a mortgage and the trustee's authority under a deed of trust are governed by the law of the state in which the real property is located, the express provisions of the mortgage or deed of trust, and, in some cases, in deed of trust transactions, the directions of the beneficiary.


         Foreclosure on Mortgages. Foreclosure of a mortgage is generally accomplished by judicial action. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary parties defendant. When the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time-consuming and expensive. After the completion of a judicial foreclosure proceeding, the court may issue a judgment of foreclosure and appoint a receiver or other officer to conduct the sale of the Mortgaged Property. In some states, mortgages may also be foreclosed by advertisement, pursuant to a power of sale provided in the mortgage. Foreclosure of a mortgage by advertisement is essentially similar to foreclosure of a deed of trust by nonjudicial power of sale.

         Foreclosure of a deed of trust is generally accomplished by a nonjudicial trustee's sale under a specific provision in the deed of trust which authorizes the trustee to sell the Mortgaged Property upon any default by the borrower under the terms of the note or deed of trust. In certain states, such foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In some states, the trustee must record a notice of default and send a copy to the borrower-trustor and to any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, the trustee in some states must provide notice to any other individual having an interest in the real property, including any junior lienholders. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the Mortgaged Property and sent to all parties having an interest of record in the Mortgaged Property. The trustor, borrower, or any person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorney's fees, which may be recovered by a lender. If the deed of trust is not reinstated, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the Mortgaged Property, recorded and sent to all parties having an interest in the real property.

         An action to foreclose a mortgage is an action to recover the mortgage debt by enforcing the mortgagee's rights under the mortgage. It is regulated by statutes and rules and subject throughout to the court's equitable powers. Generally, a mortgagor is bound by the terms of the related mortgage note and the mortgage as made and cannot be relieved from his default if the mortgagee has exercised his rights in a commercially reasonable manner. However, since a foreclosure action historically was equitable in nature, the court may exercise equitable powers to relieve a mortgagor of a default and deny the mortgagee foreclosure on proof that either the mortgagor's default was neither willful nor in bad faith or the mortgagee's action established a waiver, fraud, bad faith, or oppressive or unconscionable conduct such as to warrant a court of equity to refuse affirmative relief to the mortgagee. Under certain circumstances a court of equity may relieve the mortgagor from an entirely technical default where such default was not willful.

         A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring up to several years to complete. Moreover, a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent, if a court determines that the sale was for less than fair consideration and such sale occurred while the mortgagor was insolvent and within one year (or within the state statute of limitations if the trustee in bankruptcy elects to proceed under state fraudulent conveyance law) of the filing of bankruptcy. Similarly, a suit against the debtor on the related mortgage note may take several years and, generally, is a remedy alternative to foreclosure, the mortgagee being precluded from pursuing both at the same time.

         In the case of foreclosure under either a mortgage or a deed of trust, the sale by the referee or other designated officer or by the trustee is a public sale. However, because of the difficulty potential third party purchasers at the sale have in determining the exact status of title and because the physical condition of the Mortgaged Property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the Mortgaged Property at a foreclosure sale. Rather, it is common for the lender to purchase the Mortgaged Property from the trustee or referee for an amount which may be equal to the unpaid principal amount of the mortgage note secured by the mortgage or deed of trust plus accrued and unpaid interest and the expenses of foreclosure, in which event the mortgagor's debt will be extinguished or the lender may purchase for a lesser amount in order to preserve its right against a borrower to seek a deficiency judgment in states where such a judgment is available. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance, paying taxes and making such repairs at its own expense as are necessary to render the Mortgaged Property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the Mortgaged Property. Depending upon market conditions, the ultimate proceeds of the sale of the Mortgaged Property may not equal the lender's investment in the Mortgaged Property. Any loss may be reduced by the receipt of any mortgage guaranty insurance proceeds.

         Rights of Redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the trustor or mortgagor and foreclosed junior lienors are given a statutory period in which to redeem the Mortgaged Property from the foreclosure sale. The right of redemption should be distinguished from the equity of redemption, which is a non-statutory right that must be exercised prior to the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed Mortgaged Property. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently the practical effect of a right of redemption is to force the lender to retain the Mortgaged Property and pay the expenses of ownership until the redemption period has run. In some states, there is no right to redeem Mortgaged Property after a trustee's sale under a deed of trust.

         Junior Mortgages; Rights of Senior Mortgages. The Home Equity Loans comprising or underlying the Primary Assets included in the Trust Fund for a Series will be secured by mortgages or deeds of trust which may be second or more junior mortgages to other mortgages held by other lenders or institutional investors. The rights of the Trust Fund (and therefore the Holders), as mortgagee under a junior mortgage, are subordinate to those of the mortgagee under the senior mortgage, including the prior rights of the senior mortgagee to receive hazard insurance and condemnation proceeds and to cause the Mortgaged Property securing the Home Equity Loan to be sold upon default of the mortgagor, thereby extinguishing the junior mortgagee's lien unless the junior mortgagee asserts its subordinate interest in the Mortgaged Property in foreclosure litigation and, possibly, satisfies the defaulted senior mortgage. A junior mortgagee may satisfy a defaulted senior loan in full and, in some states, may cure such default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. In most states, absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior mortgagee.


         The standard form of the mortgage used by most institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by the mortgage, in such order as the mortgagee may determine. Thus, in the event improvements on the Mortgaged Property are damaged or destroyed by fire or other casualty, or in the event the Mortgaged Property is taken by condemnation, the mortgagee or beneficiary under underlying senior mortgages will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages. Proceeds in excess of the amount of senior mortgage indebtedness, in most cases, may be applied to the indebtedness of a junior mortgage.

         Another provision sometimes found in the form of the mortgage or deed of trust used by institutional lenders obligates the mortgagor to pay before delinquency all taxes and assessments on the Mortgaged Property and, when due, all encumbrances, charges and liens on the Mortgaged Property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the Mortgaged Property, to maintain and repair the Mortgaged Property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the Mortgaged Property or the rights of the mortgagee under the mortgage. Upon a failure of the mortgagor to perform any of these obligations, the mortgagee is given the right under certain mortgages to perform the obligation itself, at its election, with the mortgagor agreeing to reimburse the mortgagee for any sums expended by the mortgagee on behalf of the mortgagor. All sums so expended by the mortgagee become part of the indebtedness secured by the mortgage.


         Due-On-Sale Clauses in Home Equity Loans. Due-on-sale clauses permit the lender to accelerate the maturity of the loan if the borrower sells or transfers, whether voluntarily or involuntarily, all or part of the real Mortgaged Property securing the loan without the lender's prior written consent. The enforceability of these clauses has been the subject of legislation or litigation in many states, and in some cases, typically involving single family residential mortgage transactions, their enforceability has been limited or denied. In any event, the Garn-St. Germain Depository Institutions Act of 1982 (the "Garn-St. Germain Act") preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain exceptions. As a result, due-on-sale clauses have become generally enforceable except in those states whose legislatures exercised their authority to regulate the enforceability of such clauses with respect to loans that were (i) originated or assumed during the "window period" under the Garn-St. Germain Act which ended in all cases not later than October 15, 1982, and (ii) originated by lenders other than national banks, federal savings institutions and federal credit unions. The Federal Home Loan Mortgage Corporation ("FHLMC") has taken the position in its published mortgage servicing standards that, out of a total of eleven "window period states," five states (Arizona, Michigan, Minnesota, New Mexico and Utah) have enacted statutes extending, on various terms and for varying periods, the prohibition on enforcement of due-on-sale clauses with respect to certain categories of window period loans. Also, the Garn-St. Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.


         In addition, under federal bankruptcy law, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from such bankruptcy proceeding.

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

         Enforceability of Prepayment and Late Payment Fees. Forms of notes, mortgages and deeds of trust used by lenders may contain provisions obligating the borrower to pay a late charge if payments are not timely made, and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In certain states, there are or may be specific limitations, upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. Late charges and prepayment fees are typically retained by servicers as additional servicing compensation.

         Equitable Limitations on Remedies. In connection with lenders' attempts to realize upon their security, courts have invoked general equitable principles. The equitable principles are generally designed to relieve the borrower from the legal effect of his defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of a lender to realize upon his security if the default under the security agreement is not monetary, such as the borrower's failure to adequately maintain the Mortgaged Property or the borrower's execution of secondary financing affecting the Mortgaged Property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under security agreements receive notices in addition to the statutorily-prescribed minimums. For the most part, these cases have upheld the notice provisions as being reasonable or have found that, in cases involving the sale by a trustee under a deed of trust or by a mortgagee under a mortgage having a power of sale, there is insufficient state action to afford constitutional protections to the borrower.

         Most conventional single-family loans may be prepaid in full or in part without penalty. The regulations of the Office of Thrift Supervision (the "OTS") prohibit the imposition of a prepayment penalty or equivalent fee for or in connection with the acceleration of a loan by exercise of a due-on-sale clause. A mortgagee to whom a prepayment in full has been tendered may be compelled to give either a release of the mortgage or an instrument assigning the existing mortgage. The absence of a restraint on prepayment, particularly with respect to loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of such loans.

         Applicability of Usury Laws. Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential first loans originated by certain lenders after March 31, 1980. Similar federal statutes were in effect with respect to loans made during the first three months of 1980. The OTS, as successor to the Federal Home Loan Bank Board, is authorized to issue rules and regulations and to publish interpretations governing implementation of Tide V. Tide V authorizes any state to reimpose interest rate limits by adopting, before April 1, 1983, a state law, or by certifying that the voters of such state have voted in favor of any provision, constitutional or otherwise, which expressly rejects an application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V.


         Security Interests in Personal Property and Fixtures. A portion of each Mortgaged Property may consist of property which is "personal property" or a "fixture" under local state law. This will most commonly occur when the proceeds of the related Home Equity Loan were applied to property improvements, although any Mortgaged Property may have some personal property components. A financing statement generally is not required to be filed to perfect a purchase money security interest in consumer goods. Such purchase money security interests are assignable. In general, a purchase money security interest grants to the holder a security interest that has priority over a conflicting security interest in the same collateral and the proceeds of such collateral. However, to the extent that the collateral subject to a purchase money security interest becomes a fixture, in order for the related purchase money security interest to take priority over a conflicting interest in the fixture, the holder's interest in such personal property must generally be perfected by a timely fixture filing. In general, under the Uniform Commercial Code (the "UCC"), a security interest does not exist under the UCC in ordinary building material incorporated into an improvement on land. Contracts that finance lumber, bricks, other types of ordinary building material or other goods that are deemed to lose such characterization, upon incorporation of such materials into the related property, will not be secured by a purchase money security interest in the personal property being financed.

         Enforcement of Security Interest in Personal Property. So long as the personal property has not become subject to the real estate law, a creditor can repossess such property securing a contract by voluntary surrender, by "self-help" repossession that is "peaceful" (i.e., without breach of the peace) or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a contract must give the debtor a number of days' notice, which varies from 10 to 30 days depending on the state, prior to commencement of any repossession. The UCC and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting such a sale. The law in most states also requires that the debtor be given notice of any sale prior to resale of the unit that the debtor may redeem it at or before such resale.

         Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgement from a debtor for any deficiency on repossession and resale of the property securing the debtor's loan. However, some states impose prohibitions or limitations on deficiency judgements, and in many cases the defaulting borrower would have no assets with which to pay a judgement.

         Certain other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgement.

         Consumer Protection Laws. The so-called "Holder-in-Due-Course" rule of the Federal Trade Commission is intended to defeat the ability of the transferor of a consumer credit contract which is the seller of goods which gave rise to the transaction (and certain related lenders and assignees) to transfer such contract free of notice of claims by the debtor thereunder. The effect of this rule is to subject the assignee of such a contract to all claims and defenses which the debtor could assert against the seller of goods. Liability under this rule is limited to amounts paid under a contract; however, the obligor also may be able to assert the rule to set off remaining amounts due as a defense against a claim brought by the Trustee against such obligor. Numerous other federal and state consumer protection laws impose requirements applicable to the origination and lending pursuant to the contracts, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with their provisions may affect the enforceability of the related contract.

Soldiers' and Sailors' Civil Relief Act of 1940


         Under the Soldiers' and Sailors' Civil Relief Act of 1940, members of all branches of the military on active duty, including draftees and reservists in military service, (i) are entitled to have interest rates reduced and capped at 6% per annum, on obligations (including Home Equity Loans) incurred prior to the commencement of military service for the duration of military service, (ii) may be entitled to a stay of proceedings on any kind of foreclosure or repossession action in the case of defaults on such obligations entered into prior to military service for the duration of military service and (iii) may have the maturity of such obligations incurred prior to military service extended, the payments lowered and the payment schedule readjusted for a period of time after the completion of military service. However, the benefits of (i),
(ii), or (iii) above are subject to challenge by creditors and if, in the opinion of the court, the ability of a person to comply with such obligations is not materially impaired by military service, the court may apply equitable principles accordingly. If a borrower's obligation to repay amounts otherwise due on a Home Equity Loan included in a Trust Fund for a Series is relieved pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, none of the Trust Fund, the Servicer, the Depositor nor the Trustee will be required to advance such amounts, and any loss in respect thereof may reduce the amounts available to be paid to the Holders of the Securities of such Series. Any shortfalls in interest collections on Home Equity Loans or Underlying Loans relating to the Private Securities, as applicable, included in a Trust Fund for a Series resulting from application of the Soldiers' and Sailors' Civil Relief Act of 1940 will be allocated in the manner set forth in the related Agreement.


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                                  THE DEPOSITOR

General

         The Depositor was incorporated in the State of North Carolina. in December 1997, and is a wholly-owned subsidiary of First Union National Bank, a national banking association with its headquarters in Charlotte, North Carolina. The Depositor's principal executive offices are located at One First Union Center, 301 S. College Street, Charlotte, North Carolina 28288-0630. Its telephone number is (704) 373-6611.

         The Depositor will not engage in any activities other than to authorize, issue, sell, deliver, purchase and invest in (and enter into agreements in connection with), and/or to engage in the establishment of one or more trusts which will issue and sell, bonds, notes, debt or equity securities, obligations and other securities and instruments ("Depositor Securities") collateralized or otherwise secured or backed by, or otherwise representing an interest in, among other things, receivables or pass-through certificates, or participations or certificates of participation or beneficial ownership in one or more pools of receivables, and the proceeds of the foregoing, that arise in connection with loans secured by certain first or junior mortgages on real estate or manufactured housing and any and all other commercial transactions and commercial, sovereign, student or consumer loans or indebtedness and, in connection therewith or otherwise, purchasing, acquiring, owning, holding, transferring, conveying, servicing, selling, pledging, assigning, financing and otherwise dealing with such receivables, pass-through certificates, or participations or certificates of participation or beneficial ownership. Article Third of the Depositor's Certificate of Incorporation limits the Depositor's activities to the above activities and certain related activities, such as credit enhancement with respect to such Depositor Securities, and to any activities incidental to and necessary or convenient for the accomplishment of such purposes.

                                 USE OF PROCEEDS

         The net proceeds from the sale of each Series of Securities will be applied to one or more of the following purposes: (i) to acquire the related Primary Assets, (ii) to repay indebtedness which has been incurred to obtain funds to acquire such Primary Assets, (iii) to establish any Reserve Funds described in the related Prospectus Supplement and (iv) to pay costs of structuring and issuing such Securities, including the costs of obtaining Credit Enhancement, if any. The acquisition of the Primary Assets for a Series may be effected by an exchange of Securities with the Originator of such Primary Assets.



                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES



General

         The following is a general discussion of the material anticipated federal income tax consequences to investors of the purchase, ownership and disposition of the Securities offered hereby. The discussion is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors are urged to consult their own tax advisors in determining the particular federal, state and local consequences to them of the purchase, ownership and disposition of the Securities.


         The following  discussion  addresses  securities of five general types:
(i) securities ("Grantor Trust Securities") representing interests in a trust (a "Grantor Trust") which the Company will covenant not to elect to have treated as a real estate mortgage investment conduit ("REMIC") or a financial asset securitization investment trust ("FASIT"); (ii) securities ("REMIC Securities") representing interests in a trust, or a portion thereof, which the Company will covenant to elect to have treated as a REMIC under sections 860A through 860G of the Internal Revenue Code of 1986, as amended (the "Code"); (iii) securities ("Debt Securities") that are intended to be treated for federal income tax purposes as indebtedness secured by the underlying loans; (iv) securities ("Partnership

Interests") representing interests in a trust (a "Partnership") that is intended to be treated as a partnership under the Code; and (v) securities ("FASIT Securities") representing interests in a trust, or portion thereof, which the Company will covenant to elect to have treated as a FASIT under sections 860H through 860L of the Code. The Prospectus Supplement for each series of Securities will indicate whether a REMIC or FASIT election (or elections) will be made for the related trust and, if a REMIC or FASIT election is to be made, will identify all "regular interests" and "residual interests" in the REMIC or all "regular interests," "high-yield interests" or the "ownership interest" in the FASIT.


         The Taxpayer Relief Act of 1997 adds provisions to the Code that require the recognition of gain upon the "constructive sale of an appreciated financial position." A constructive sale of an appreciated financial position occurs if a taxpayer enters into certain transactions or series of such transactions with respect to a financial instrument that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain with respect to the financial instrument. These provisions apply only to Classes of Securities that do not have a principal balance.

Grantor Trust Securities


         With respect to each series of Grantor Trust Securities, Dewey Ballantine LLP, special tax counsel to the Company, will deliver its opinion to the Company that the related Grantor Trust will be classified as a grantor trust and not as a partnership or an association taxable as a corporation. Such opinion shall be attached on Form 8-K to be filed with the Commission within fifteen days after the initial issuance of such Securities or filed with the Commission as a post-effective amendment to the Prospectus. Accordingly, each beneficial owner of a Grantor Trust Security will generally be treated as the owner of an interest in the Home Equity Loans included in the Grantor Trust.


         For purposes of the following discussion, a Grantor Trust Security representing an undivided equitable ownership interest in the principal of the Home Equity Loans constituting the related Grantor Trust, together with interest thereon at a pass-through rate, will be referred to as a "Grantor Trust Fractional Interest Security." A Grantor Trust Security representing ownership of all or a portion of the difference between interest paid on the Home Equity Loans constituting the related Grantor Trust and interest paid to the beneficial owners of Grantor Trust Fractional Interest Securities issued with respect to such Grantor Trust will be referred to as a "Grantor Trust Strip Security."


Taxation of Beneficial Owners of Grantor Trust Securities

         Beneficial owners of Grantor Trust Fractional Interest Securities generally will be required to report on their federal income tax returns their respective shares of the income from the Home Equity Loans (including amounts used to pay reasonable servicing fees and other expenses but excluding amounts payable to beneficial owners of any corresponding Grantor Trust Strip Securities) and, subject to the limitations described below, will be entitled to deduct their shares of any such reasonable servicing fees and other expenses. If a beneficial owner acquires a Grantor Trust Fractional Interest Security for an amount that differs from its outstanding principal amount, the amount includible in income on a Grantor Trust Fractional

Interest Security may differ from the amount of interest distributable thereon. See "Discount and Premium," below. Individuals holding a Grantor Trust Fractional Interest Security directly or through certain pass-through entities will be allowed a deduction for such reasonable servicing fees and expenses only to the extent that the aggregate of such beneficial owner's miscellaneous itemized deductions exceeds 2% of such beneficial owner's adjusted gross income. Further, beneficial owners (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining alternative minimum taxable income.

         Beneficial owners of Grantor Trust Strip Securities generally will be required to treat such Securities as "stripped coupons" under section 1286 of the Code. Accordingly, such a beneficial owner will be required to treat the excess of the total amount of payments on such a Security over the amount paid for such Security as original issue discount and to include such discount in income as it accrues over the life of such Security. See "--Discount and Premium," below.


         Grantor Trust Fractional Interest Securities may also be subject to the coupon stripping rules if a class of Grantor Trust Strip Securities is issued as part of the same series of Securities. The consequences of the application of the coupon stripping rules would appear to be that any discount arising upon the purchase of such a Security (and perhaps all stated interest thereon) would be classified as original issue discount and includible in the beneficial owner's income as it accrues (regardless of the beneficial owner's method of accounting), as described below under "--Discount and Premium." The coupon stripping rules will not apply, however, if (i) the pass-through rate is no more than 100 basis points lower than the gross rate of interest payable on the underlying Home Equity Loans and (ii) the difference between the outstanding principal balance on the Security and the amount paid for such Security is less than 0.25% of such principal balance times the weighted average remaining maturity of the Security.


Sales of Grantor Trust Securities

         Any gain or loss recognized on the sale of a Grantor Trust Security (equal to the difference between the amount realized on the sale and the adjusted basis of such Grantor Trust Security) will be capital gain or loss, except to the extent of accrued and unrecognized market discount, which will be treated as ordinary income, and in the case of banks and other financial institutions except as provided under section 582(c) of the Code. The adjusted basis of a Grantor Trust Security will generally equal its cost, increased by any income reported by the Originator (including original issue discount and market discount income) and reduced (but not below zero) by any previously reported losses, any amortized premium and by any distributions of principal.


Grantor Trust Reporting

         The Trustee will furnish to each beneficial owner of a Grantor Trust Fractional Interest Security with each distribution a statement setting forth the amount of such distribution allocable to principal on the underlying Home Equity Loans and to interest thereon at the related interest rate. In addition, within a reasonable time after the end of each calendar year, based on information provided by the Master Servicer, the Trustee will furnish to each beneficial owner during such year such customary factual information as the Master Servicer deems necessary or desirable to enable beneficial owners of Grantor Trust Securities to prepare their tax returns and will furnish comparable information to the Internal Revenue Service (the "IRS") as and when required to do so by law.


REMIC Securities


         If provided in a related Prospectus Supplement, an election will be made to treat a Trust as a REMIC under the Code. Qualification as a REMIC requires ongoing compliance with certain conditions. With respect to each series of Securities for which such an election is made, Dewey Ballantine LLP, special tax counsel to the Company, will deliver its opinion to the Company that, assuming compliance with the Pooling and Servicing Agreement, the trust will be treated as a REMIC for federal income tax purposes. A Trust for which a REMIC election is made will be referred to herein as a "REMIC Trust." The Securities of each class will be designated as "regular interests" in the REMIC Trust except that a separate class will be designated as the "residual interest" in the REMIC Trust. The Prospectus Supplement for each series of Securities will state whether Securities of each class will constitute a regular interest (a REMIC Regular Security) or a residual interest (a REMIC Residual Security). Such opinion shall be attached on Form 8-K to be filed with the Commission within fifteen days after the initial issuance of such Securities or filed with the Commission as a post-effective amendment to the Prospectus.


         A REMIC Trust will not be subject to federal income tax except with respect to income from prohibited transactions and in certain other instances described below. See "--Taxes on a REMIC Trust." Generally, the total income from the Home Equity Loans in a REMIC Trust will be taxable to the beneficial owners of the Securities of that series, as described below.


         Regulations issued by the Treasury Department on December 23, 1992 (the "REMIC Regulations") provide some guidance regarding the federal income tax consequences associated with the purchase, ownership and disposition of REMIC Securities. While certain material provisions of the REMIC Regulations are discussed below, investors should consult their own tax advisors regarding the possible application of the REMIC Regulations in their specific circumstances.


Special Tax Attributes

         REMIC Regular Securities and REMIC Residual Securities will be "regular or residual interests in a REMIC" within the meaning of section 7701(a)(19)(C)(xi) of the Code and "real estate assets" within the meaning of section 856(c)(5)(A) of the Code. If at any time during a calendar year less than 95% of the assets of a REMIC Trust consist of "qualified mortgages" (within the meaning of section 860G(a)(3) of the Code) then the portion of the REMIC Regular Securities and REMIC Residual Securities that are qualifying assets under those sections during such calendar year may be limited to the portion of the assets of such REMIC Trust that are qualified mortgages. Similarly, income on the REMIC Regular Securities and REMIC Residual Securities will be treated as "interest on obligations secured by mortgages on real property" within the meaning of section 856(c)(3)(B) of the Code, subject to the same limitation as set forth in the preceding sentence. For purposes of applying this limitation, a REMIC Trust should be treated as owning the assets represented by the qualified mortgages. The assets of the Trust Estate will include, in addition to the Home Equity Loans, payments on the Home Equity Loans held pending distribution on the REMIC Regular Securities and REMIC Residual Securities and any reinvestment income thereon. REMIC Regular Securities and REMIC Residual Securities held by a financial institution to which section 585, 586 or 593 of the Code applies will be treated as evidences of indebtedness for purposes of section 582(c)(1) of the Code. REMIC Regular Securities will also be qualified mortgages with respect to other REMICs.


Taxation of Beneficial Owners of REMIC Regular Securities

         Except as indicated below in this federal income tax discussion, the REMIC Regular Securities will be treated for federal income tax purposes as debt instruments issued by the REMIC Trust on the date such Securities are first sold to the public (the "Settlement Date") and not as ownership interests in the REMIC Trust or its assets. beneficial owners of REMIC Regular Securities that otherwise report income under a cash method of accounting will be required to report income with respect to such Securities under an accrual method. For additional tax consequences relating to REMIC Regular Securities purchased at a discount or with premium, see "--Discount and Premium," below.

Taxation of Beneficial Owners of REMIC Residual Securities

         Daily Portions. Except as indicated below, a beneficial owner of a REMIC Residual Security for a REMIC Trust generally will be required to report its daily portion of the taxable income or net loss of the REMIC Trust for each day during a calendar quarter that the beneficial owner owned such REMIC Residual Security. For this purpose, the daily portion shall be determined by allocating to each day in the calendar quarter its ratable portion of the taxable income or net loss of the REMIC Trust for such quarter and by allocating the amount so allocated among the Residual beneficial owners (on such day) in accordance with their percentage interests on such day. Any amount included in the gross income or allowed as a loss of any Residual beneficial owner by virtue of this paragraph will be treated as ordinary income or loss.

         The requirement that each beneficial owner of a REMIC Residual Security report its daily portion of the taxable income or net loss of the REMIC Trust will continue until there are no Securities of any class outstanding, even though the beneficial owner of the REMIC Residual Security may have received full payment of the stated interest and principal on its REMIC Residual Security.

         The Trustee will provide to beneficial owners of REMIC Residual Securities of each series of Securities (i) such information as is necessary to enable them to prepare their federal income tax returns and (ii) any reports regarding the Securities of such series that may be required under the Code.

         Taxable Income or Net Loss of a REMIC Trust. The taxable income or net loss of a REMIC Trust will be the income from the qualified mortgages it holds and any reinvestment earnings less deductions allowed to the

REMIC Trust. Such taxable income or net loss for a given calendar quarter will be determined in the same manner as for an individual having the calendar year as the taxable year and using the accrual method of accounting, with certain modifications. The first modification is that a deduction will be allowed for accruals of interest (including any original issue discount, but without regard to the investment interest limitation in section 163(d) of the Code) on the REMIC Regular Securities (but not the REMIC Residual Securities), even though REMIC Regular Securities are for non-tax purposes evidences of beneficial ownership rather than indebtedness of a REMIC Trust. Second, market discount or premium equal to the difference between the total stated principal balances of the qualified mortgages and the basis to the REMIC Trust therein generally will be included in income (in the case of discount) or deductible (in the case of premium) by the REMIC Trust as it accrues under a constant yield method, taking into account the "Prepayment Assumption" (as defined in the Related Prospectus Supplement, see "--Discount and Premium--Original Issue Discount," below). The basis to a REMIC Trust in the qualified mortgages is the aggregate of the issue prices of all the REMIC Regular Securities and REMIC Residual Securities in the REMIC Trust on the Settlement Date. If, however, a substantial amount of a class of REMIC Regular Securities or REMIC Residual Securities has not been sold to the public, then the fair market value of all the REMIC Regular Securities or REMIC Residual Securities in that class as of the date of the Prospectus Supplement should be substituted for the issue price.

         Third, no item of income, gain, loss or deduction allocable to a prohibited transaction (see "--Taxes on a REMIC Trust--Prohibited Transactions" below) will be taken into account. Fourth, a REMIC Trust generally may not deduct any item that would not be allowed in calculating the taxable income of a partnership by virtue of section 703(a)(2) of the Code. Finally, the limitation on miscellaneous itemized deductions imposed on individuals by section 67 of the Code will not be applied at the REMIC Trust level to any servicing and guaranty fees. (See, however, "--Pass-Through of Servicing and Guaranty Fees to Individuals" below.) In addition, under the REMIC Regulations, any expenses that are incurred in connection with the formation of a REMIC Trust and the issuance of the REMIC Regular Securities and REMIC Residual Securities are not treated as expenses of the REMIC Trust for which a deduction is allowed. If the deductions allowed to a REMIC Trust exceed its gross income for a calendar quarter, such excess will be a net loss for the REMIC Trust for that calendar quarter. The REMIC Regulations also provide that any gain or loss to a REMIC Trust from the disposition of any asset, including a qualified mortgage or "permitted investment" (as defined in section 860G(a)(5) of the Code) will be treated as ordinary gain or loss.


         A beneficial owner of a REMIC Residual Security may be required to recognize taxable income without being entitled to receive a corresponding amount of cash. This could occur, for example, if the qualified mortgages are considered to be purchased by the REMIC Trust at a discount, some or all of the REMIC Regular Securities are issued at a discount, and the discount included as a result of a prepayment on a Home Equity Loan that is used to pay principal on the REMIC Regular Securities exceeds the REMIC Trust's deduction for unaccrued original issue discount relating to such REMIC Regular Securities. Taxable income may also be greater in earlier years because interest expense deductions, expressed as a percentage of the outstanding principal amount of the REMIC Regular Securities, may increase over time as the earlier classes of REMIC Regular Securities are paid, whereas interest income with respect to any given Home Equity Loan expressed as a percentage of the outstanding principal amount of that Home Equity Loan, will remain constant over time.


         Basis Rules and Distributions. A beneficial owner of a REMIC Residual Security has an initial basis in its Security equal to the amount paid for such REMIC Residual Security. Such basis is increased by amounts included in the income of the beneficial owner and decreased by distributions and by any net loss taken into account with respect to such REMIC Residual Security. A distribution on a REMIC Residual Security to a beneficial owner is not included in gross income to the extent it does not exceed such beneficial owner's basis in the REMIC Residual Security (adjusted as described above) and, to the extent it exceeds the adjusted basis of the REMIC Residual Security, shall be treated as gain from the sale of the REMIC Residual Security.

         A beneficial owner of a REMIC Residual Security is not allowed to take into account any net loss for any calendar quarter to the extent such net loss exceeds such beneficial owner's adjusted basis in its REMIC Residual Security as of the close of such calendar quarter (determined without regard to such net loss). Any loss disallowed by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC Residual Security.

         Excess Inclusions. Any excess inclusions with respect to a REMIC Residual Security are subject to certain special tax rules. With respect to a beneficial owner of a REMIC Residual Security, the excess inclusion for any calendar quarter is defined as the excess (if any) of the daily portions of taxable income over the sum of the "daily accruals" for each day during such quarter that such REMIC Residual Security was held by such beneficial owner. The daily accruals are determined by allocating to each day during a calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC Residual Security at the beginning of the calendar quarter and 120% of the "federal long-term rate" in effect on the Settlement Date, based on quarterly compounding, and properly adjusted for the length of such quarter. For this purpose, the adjusted issue price of a REMIC Residual Security as of the beginning of any calendar quarter is equal to the issue price of the REMIC Residual Security, increased by the amount of daily accruals for all prior quarters and decreased by any distributions made with respect to such REMIC Residual Security before the beginning of such quarter. The issue price of a REMIC Residual Security is the initial offering price to the public (excluding bond houses and brokers) at which a substantial number of the REMIC Residual Securities was sold. The federal long-term rate is a blend of current yields on Treasury securities having a maturity of more than nine years, computed and published monthly by the IRS.

         In general, beneficial owners of REMIC Residual Securities with excess inclusion income cannot offset such income by losses from other activities. For beneficial owners that are subject to tax only on unrelated business taxable income (as defined in section 511 of the Code), an excess inclusion of such beneficial owner is treated as unrelated business taxable income. With respect to variable contracts (within the meaning of section 817 of the Code), a life insurance company cannot adjust its reserve to the extent of any excess inclusion, except as provided in regulations. The REMIC Regulations indicate that if a beneficial owner of a REMIC Residual Security is a member of an affiliated group filing a consolidated income tax return, the taxable income of the affiliated group cannot be less than the sum of the excess inclusions attributable to all residual interests in REMICs held by members of the affiliated group. For a discussion of the effect of excess inclusions on certain foreign investors that own REMIC Residual Securities, see "--Foreign Investors" below.

         The Treasury Department also has the authority to issue regulations that would treat all taxable income of a REMIC Trust as excess inclusions if the REMIC Residual Security does not have "significant value." Although the Treasury Department did not exercise this authority in the REMIC Regulations, future regulations may contain such a rule. If such a rule were adopted, it is unclear how significant value would be determined for these purposes. If no such rule is applicable, excess inclusions should be calculated as discussed above.

         In the case of any REMIC Residual Securities that are held by a real estate investment trust, the aggregate excess inclusions with respect to such REMIC Residual Securities reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of section 857(b)(2) of the Code, excluding any net capital gain) will be allocated among the shareholders of such trust in proportion to the dividends received by such shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Security as if held directly by such shareholder. Similar rules will apply in the case of regulated investment companies, common trust funds and certain cooperatives that hold a REMIC Residual Security.

         Pass-Through of Servicing and Guaranty Fees to Individuals. A beneficial owner of a REMIC Residual Security who is an individual will be required to include in income a share of any servicing and guaranty fees. A deduction for such fees will be allowed to such beneficial owner only to the extent that such fees, along with certain of such beneficial owner's other miscellaneous itemized deductions exceed 2% of such beneficial owner's adjusted gross income. In addition, a beneficial owner of a REMIC Residual Security may not be able to deduct any portion of such fees in computing such beneficial owner's alternative minimum tax liability. A beneficial owner's share of such fees will generally be determined by (i) allocating the amount of such expenses for each calendar quarter on a pro rata basis to each day in the calendar quarter, and (ii) allocating the daily amount among the beneficial owners in proportion to their respective holdings on such day.


Taxes on a REMIC Trust

         Prohibited Transactions. The Code imposes a tax on a REMIC equal to 100% of the net income derived from "prohibited transactions." In general, a prohibited transaction means the disposition of a qualified mortgage other than pursuant to certain specified exceptions, the receipt of investment income from a source other than a Home Equity Loan or certain other permitted investments, the receipt of compensation for services, or the disposition of an asset purchased with the payments on the qualified mortgages for temporary investment pending distribution on the regular and residual interests.


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

         Contributions to a REMIC after the Startup Day. The Code imposes a tax on a REMIC equal to 100% of the value of any property contributed to the REMIC after the "startup day" (generally the same as the Settlement Date). Exceptions are provided for cash contributions to a REMIC (i) during the three month period beginning on the startup day, (ii) made to a qualified reserve fund by a beneficial owner of a residual interest, (iii) in the nature of a guarantee,
(iv) made to facilitate a qualified liquidation or clean-up call, and (v) as otherwise permitted by Treasury regulations.

         Net Income from Foreclosure Property. The Code imposes a tax on a REMIC equal to the highest corporate rate on "net income from foreclosure property." The terms "foreclosure property" (which includes property acquired by deed in lieu of foreclosure) and "net income from foreclosure property" are defined by reference to the rules applicable to real estate investment trusts. Generally, foreclosure property would be treated as such for a period of three years, with a possible extension. Net income from foreclosure property generally means gain from the sale of foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust.

Sales of REMIC Securities

         General. Except as provided below, if a Regular or REMIC Residual Security is sold, the seller will recognize gain or loss equal to the difference between the amount realized in the sale and its adjusted basis in the Security. The adjusted basis of a REMIC Regular Security generally will equal the cost of such Security to the seller, increased by any original issue discount or market discount included in the seller's gross income with respect to such Security and reduced by distributions on such Security previously received by the seller of amounts included in the stated redemption price at maturity and by any premium that has reduced the seller's interest income with respect to such Security. See "--Discount and Premium." The adjusted basis of a REMIC Residual Security is determined as described above under "--Taxation of Beneficial Owners of REMIC Residual Securities--Basis Rules and Distributions." Except as provided in the following paragraph or under section 582(c) of the Code, any such gain or loss will be capital gain or loss, provided such Security is held as a "capital asset" (generally, property held for investment) within the meaning of section 1221 of the Code.

         Gain from the sale of a REMIC Regular Security that might otherwise be capital gain will be treated as ordinary income to the extent that such gain does not exceed the excess, if any, of (i) the amount that would have been includible in the income of the beneficial owner of a REMIC Regular Security had income accrued at a rate equal to 110% of the "applicable federal rate" (generally, an average of current yields on Treasury securities) as of the date of purchase over (ii) the amount actually includible in such beneficial owner's income. In addition, gain recognized on such a sale by a beneficial owner of a REMIC Regular Security who purchased such a Security at a market discount would also be taxable as ordinary income in an amount not exceeding the portion of such discount that accrued during the period such Security was held by such beneficial owner, reduced by any market discount includible in income under the rules described below under "--Discount and Premium."

         If a beneficial owner of a REMIC Residual Security sells its REMIC Residual Security at a loss, the loss will not be recognized if, within six months before or after the sale of the REMIC Residual Security, such beneficial owner purchases another residual interest in any REMIC or any interest in a taxable mortgage pool (as defined in section 7701(i) of the Code) comparable to a residual interest in a REMIC. Such disallowed loss would be allowed upon the sale of the other residual interest (or comparable interest) if the rule referred to in the preceding sentence does not apply to that sale. While this rule may be modified by Treasury regulations, no such regulations have yet been published.

         Transfers of REMIC Residual Securities. Section 860E(e) of the Code imposes a substantial tax, payable by the transferor (or, if a transfer is through a broker, nominee, or other middleman as the transferee's agent, payable by that agent) upon any transfer of a REMIC Residual Security to a disqualified organization and upon a pass-through entity (including regulated investment companies, real estate investment trusts, common trust funds, partnerships, trusts, estates, certain cooperatives, and nominees) that owns a REMIC Residual Security if such pass-through entity has a disqualified organization as a record-holder. For purposes of the preceding sentence, a transfer includes any transfer of record or beneficial ownership, whether pursuant to a purchase, a default under a secured lending agreement or otherwise.

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

         The term "disqualified organization" includes the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing (other than certain taxable instrumentalities), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas, or any organization (other than a farmers' cooperative) that is exempt from federal income tax, unless such organization is subject to the tax on unrelated business income. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (i) residual interests in such entity are not held by disqualified organizations and (ii) information necessary for the application of the tax described herein will be made available. Restrictions on the transfer of a REMIC Residual Security and certain other provisions that are intended to meet this requirement are described in the Pooling and Servicing Agreement, and will be discussed more fully in the related Prospectus Supplement relating to the offering of any REMIC Residual Security. In addition, a pass-through entity (including a nominee) that holds a REMIC Residual Security may be subject to additional taxes if a disqualified organization is a record-holder therein. A transferor of a REMIC Residual Security (or an agent of a transferee of a REMIC Residual Security, as the case may be) will be relieved of such tax liability if (i) the transferee furnishes to the transferor (or the transferee's agent) an affidavit that the transferee is not a disqualified organization, and (ii) the transferor (or the transferee's agent) does not have actual knowledge that the affidavit is false at the time of the transfer. Similarly, no such tax will be imposed on a pass-through entity for a period with respect to an interest therein owned by a disqualified organization if (i) the record-holder of such interest furnishes to the pass-through entity an affidavit that it is not a disqualified organization, and (ii) during such period, the pass-through entity has no actual knowledge that the affidavit is false.

         The Taxpayer Relief Act of 1997 adds provisions to the Code that will apply to an "electing large partnership." If an electing large partnership holds a Residual Certificate, all interests in the electing large partnership are treated as held by disqualified organizations for purposes of the tax imposed upon a pass-through entity by section 860E(e) of the Code. An exception to this tax, otherwise available to a pass-through entity that is furnished certain affidavits by record holders of interests in the entity and that does not know such affidavits are false, is not available to an electing large partnership.

         Under the REMIC Regulations, a transfer of a "noneconomic residual interest" to a U.S. Person (as defined below in "--Foreign Investors--Grantor Trust Securities and REMIC Regular Securities") will be disregarded for all federal tax purposes unless no significant purpose of the transfer is to impede the assessment or collection of tax. A REMIC Residual Security would be treated as constituting a noneconomic residual interest unless, at the time of the transfer, (i) the present value of the expected future distributions on the REMIC Residual Security is no less than the product of the present value of the "anticipated excess inclusions" with respect to such Security and the highest corporate rate of tax for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the applicable REMIC Trust in an amount sufficient to satisfy the liability for income tax on any "excess inclusions" at or after the time when such liability accrues. Anticipated excess inclusions are the excess inclusions that are anticipated to be allocated to each calendar quarter (or portion thereof) following the transfer of a REMIC Residual Security, determined as of the date such Security is transferred and based on events that have occurred as of that date and on the Prepayment Assumption. See "--Discount and Premium" and
"--Taxation   of  Beneficial   Owners  of  REMIC   Residual   Securities--Excess
Inclusions."

         The REMIC Regulations provide that a significant purpose to impede the assessment or collection of tax exists if, at the time of the transfer, a transferor of a REMIC Residual Security has "improper knowledge" (i.e., either knew, or should have known, that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC Trust). A transferor is presumed not to have improper knowledge if (i) the transferor conducts, at the time of a transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor finds that the transferee has historically paid its debts as they come due and finds no significant evidence to indicate that the transferee will not continue to pay its debts as they come due in the future; and (ii) the transferee makes certain representations to the transferor in the affidavit relating to disqualified organizations discussed above. Transferors of a REMIC Residual Security should consult with their own tax advisors for further information regarding such transfers.

         Reporting and Other Administrative Matters. For purposes of the administrative provisions of the Code, each REMIC Trust will be treated as a partnership and the beneficial owners of REMIC Residual Securities will be treated as partners. The Trustee will prepare, sign and file federal income tax returns for each REMIC Trust, which returns are subject to audit by the IRS. Moreover, within a reasonable time after the end of each calendar year, the


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Trustee  will  furnish to each  beneficial  owner that  received a  distribution
during  such  year  a  statement   setting   forth  the  portions  of  any  such
distributions that constitute interest distributions, original issue discount, and such other information as is required by Treasury regulations and, with respect to beneficial owners of REMIC Residual Securities in a REMIC Trust, information necessary to compute the daily portions of the taxable income (or net loss) of such REMIC Trust for each day during such year. The Trustee will also act as the tax matters partner for each REMIC Trust, either in its capacity as a beneficial owner of a REMIC Residual Security or in a fiduciary capacity. Each beneficial owner of a REMIC Residual Security, by the acceptance of its REMIC Residual Security, agrees that the Trustee will act as its fiduciary in the performance of any duties required of it in the event that it is the tax matters partner.

         Each beneficial owner of a REMIC Residual Security is required to treat items on its return consistently with the treatment on the return of the REMIC Trust, unless the beneficial owner either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC Trust. The IRS may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC Trust level.

Termination


         In general, no special tax consequences will apply to a beneficial owner of a REMIC Regular Security upon the termination of a REMIC Trust by virtue of the final payment or liquidation of the last Home Equity Loan remaining in the Trust Estate. If a beneficial owner of a REMIC Residual Security's adjusted basis in its REMIC Residual Security at the time such termination occurs exceeds the amount of cash distributed to such beneficial owner in liquidation of its interest, although the matter is not entirely free from doubt, it would appear that the beneficial owner of the REMIC Residual Security is entitled to a loss equal to the amount of such excess.


Debt Securities
General

          With  respect  to  each  series  of  Debt  Securities,   Dewey
Ballantine LLP, special tax counsel to the Company, will deliver its opinion to the Company that the Securities will be classified as debt secured by the related Home Equity Loans. Consequently, the Debt Securities will not be treated as ownership interests in the Home Equity Loans or the Trust. Beneficial owners will be required to report income received with respect to the Debt Securities in accordance with their normal method of accounting. For additional tax consequences relating to Debt Securities purchased at a discount or with premium, see "--Discount and Premium," below.

Special Tax Attributes

         As described above, REMIC Securities will possess certain special tax attributes by virtue of the REMIC provisions of the Code. In general, Debt Securities will not possess such special tax attributes. Investors to whom such attributes are important should consult their own tax advisors regarding investment in Debt Securities.


Sale or Exchange

         If a beneficial owner of a Debt Security sells or exchanges such Security, the beneficial owner will recognize gain or loss equal to the difference, if any, between the amount received and the beneficial owner's adjusted basis in the Security. The adjusted basis in the Security generally will equal its initial cost, increased by any original issue discount or market discount previously included in the seller's gross income with respect to the Security and reduced by the payments previously received on the Security, other than payments of qualified stated interest, and by any amortized premium.

         In general (except as described in "--Discount and Premium--Market Discount," below), except for certain financial institutions subject to section 582(c) of the Code, any gain or loss on the sale or exchange of a Debt Security recognized by an investor who holds the Security as a capital asset (within the meaning of section 1221 of the Code), will be capital gain or loss and will be long-term or short-term depending on whether the Security has been held for more than one year.

Partnership Interests

         With respect to each series of Partnership Interests, Dewey Ballantine LLP, special tax counsel to the Company, will deliver its opinion to the Company that the trust will be treated as a partnership and not an association taxable as a corporation for federal income tax purposes. Such opinion shall be attached on Form 8-K to be filed with the Commission within fifteen days after the initial issuance of such Securities or filed with the Commission as a post-effective amendment to the Prospectus. Accordingly, each beneficial owner of a Partnership Interest will generally be treated as the owner of an interest in the Home Equity Loans.

Special Tax Attributes

         As described above, REMIC Securities will possess certain special tax attributes by virtue of the REMIC provisions of the Code. In general, Partnership Interests will not possess such special tax attributes. Investors to whom such attributes are important should consult their own tax advisors regarding investment in Partnership Interests.



Taxation of Beneficial Owners of Partnership Interests

         If the Trust is treated as a partnership for Federal Income Tax Purposes, the Trust will not be subject to federal income tax. Instead, each beneficial owner of a Partnership Interest will be required to separately take into account an allocable share of income, gains, losses, deductions, credits and other tax items of the Trust. These partnership allocations are made in accordance with the Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and related documents).


         The Trust's assets will be the assets of the partnership. The Trust's income will consist primarily of interest and finance charges earned on the underlying Home Equity Loans. The Trust's deductions will consist primarily of interest accruing with respect to any indebtedness issued by the Trust, servicing and other fees, and losses or deductions upon collection or disposition of the Trust's assets.


         In certain instances, the Trust could have an obligation to make payments of withholding tax on behalf of a beneficial owner of a Partnership Interest. (See "Backup Withholding" and "Foreign Investors" below).

         Substantially all of the taxable income allocated to a beneficial owner of a Partnership Interest that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) will constitute "unrelated business taxable income" generally taxable to such a holder under the Code.

         Under section 708 of the Code, the Trust will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the Trust are sold or exchanged within a 12-month period. Under the final regulations issued on May 9, 1997 if such a termination occurs, the Trust is deemed to contribute all of its assets and liabilities to a newly formed partnership in exchange for a partnership interest. Immediately thereafter, the terminated partnership distributes interests in the new partnership to the purchasing partner and remaining partners in proportion to their interests in liquidation of the terminated partnership.

Sale or Exchange of Partnership Interests

         Generally, capital gain or loss will be recognized on a sale or exchange of Partnership Interests in an amount equal to the difference between the amount realized and the seller's tax basis in the Partnership Interests sold. A beneficial owner of a Partnership Interest's tax basis in a Partnership Interest will generally equal the beneficial owner's cost increased by the beneficial owner's share of Trust income (includible in income) and decreased by any distributions received with respect to such Partnership Interest. In addition, both the tax basis in the Partnership Interest and the amount realized on a sale of a Partnership Interest would take into account the beneficial owner's share of any indebtedness of the Trust. A beneficial owner acquiring Partnership Interests at different prices may be required to maintain a single aggregate adjusted tax basis in such Partnership Interest, and upon sale or other disposition of some of the Partnership Interests, allocate a portion of such aggregate tax basis to the Partnership Interests sold (rather than maintaining a separate tax basis in each Partnership Interest for purposes of computing gain or loss on a sale of that Partnership Interest).

         Any gain on the sale of a Partnership Interest attributable to the beneficial owner's share of unrecognized accrued market discount on the assets of the Trust would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. If a beneficial owner of a Partnership Interest is required to recognize an aggregate amount of income over the life of the Partnership Interest that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the Partnership Interest. If a beneficial owner sells its Partnership Interest at a profit or loss, the transferee will have a higher or lower basis in the Partnership Interests than the transferor had. The tax basis of the Trust's assets will not be adjusted to reflect that higher or lower basis unless the Trust files an election under section 754 of the Code.

Partnership Reporting Matters

         The Owner Trustee is required to (i) keep complete and accurate books of the Trust, (ii) file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the Trust and (iii) report each beneficial owner of a Partnership Interest's allocable share of items of Trust income and expense to beneficial owners and the IRS on Schedule K-1. The Trust will provide the Schedule K-1 information to nominees that fail to provide the Trust with the information statement described below and such nominees will be required to forward such information to the beneficial owners of the Partnership Interests. Generally, beneficial owners of a Partnership Interests must file tax returns that are consistent with the information return filed by the Trust or be subject to penalties unless the beneficial owner of a Partnership Interest notifies the IRS of all such inconsistencies.

         Under section 6031 of the Code, any person that holds Partnership Interests as a nominee at any time during a calendar year is required to furnish the Trust with a statement containing certain information on the nominee, the beneficial owners and the Partnership Interests so held. Such information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (x) the name, address and identification number of such person, (y) whether such person is a United States person, a tax-exempt entity or a foreign government, and international organization, or any wholly owned agency or instrumentality of either of the foregoing, and (z) certain information on Partnership Interests that were held, bought or sold on behalf of such person throughout the year. In addition, brokers and financial institutions that hold Partnership Interests through a nominee are required to furnish directly to the Trust information as to themselves and their ownership of Partnership Interests. A clearing agency registered under section 17A of the Exchange Act is not required to furnish any such information statement to the Trust. Nominees, brokers and financial institutions that fail to provide the Trust with the information described above may be subject to penalties.

         The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Trust by the appropriate taxing authorities could result in an adjustment of the returns of the beneficial owner of a Partnership Interests, and, under certain circumstances, a beneficial owner of a Partnership Interest may be precluded from separately litigating a proposed adjustment to the items of the Trust. An adjustment could also result in an audit of the beneficial owner of a Partnership Interest's returns and adjustments of items note related to the income and losses of the Trust.

FASIT Securities


         If provided in a related Prospectus Supplement, an election will be made to treat the Trust as a FASIT within the meaning of Code Section 860L(a). Qualification as a FASIT requires ongoing compliance with certain conditions. With respect to each series of Securities for which an election is made, Dewey Ballantine LLP, special tax counsel to the Company, will deliver its opinion to the Company that, assuming compliance with the Pooling and Servicing Agreement, the trust will be treated as a FASIT for federal income tax purposes. A Trust for which a FASIT election is made will be referred to herein as a "FASIT Trust." The Securities of each class will be designated as "regular interests" or "high-yield regular interests" in the FASIT Trust except that one separate class will be designated as the "ownership interest" in the FASIT Trust. The Prospectus Supplement for each series of Securities will state whether Securities of each class will constitute either a regular interest or a high-yield regular interest (a FASIT Regular Security) or an ownership interest (a FASIT Ownership Security). Such opinion shall be attached on Form 8-K to be filed with the Commission within fifteen days after the initial issuance of such Securities or filed with the Commission as a post-effective amendment to the Prospectus.


Special Tax Attributes


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


         FASIT Securities held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Sections 856(c)(5)(A) and 856(c)(6) and interest on the FASIT Regular Securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B) in the same proportion that, for both purposes, the assets of the FASIT Trust and the income thereon would be so treated. FASIT Regular Securities held by a domestic building and loan association will be treated as "regular interest[s] in a FASIT" under Code Section 7701(a)(19)(C)(xi), but only in the proportion that the FASIT Trust holds "loans . . . secured by an interest in real property which is . . . residential real property" within the meaning of Code Section 7701(a)(19)(C)(v). If at all times 95% or more of the assets of the FASIT Trust or the income thereon qualify for the foregoing treatments, the FASIT Regular Securities will qualify for the corresponding status in their entirety. For purposes of Code Section 856(c)(5)(A), payments of principal and interest on a Home Equity Loan that are reinvested pending distribution to holders of FASIT Regular Securities should qualify for such treatment. FASIT Regular Securities held by a regulated investment company will not constitute "government securities" within the meaning of Code Section 851(b)(4)(A)(i). FASIT Regular Securities held by certain financial institutions will constitute an "evidence of indebtedness" within the meaning of Code Section 582(c)(1).


Taxation of Beneficial Owners of FASIT Regular Securities

         A FASIT Trust will not be subject to federal income tax except with respect to income from prohibited transactions and in certain other instances as described below. The FASIT Regular Securities generally will be treated for federal income tax purposes as newly-originated debt instruments. In general, interest, original issue discount ("OID") and market discount on a FASIT Regular Security will be treated as ordinary income to the beneficial owner, and principal payments (other than principal payments that do not exceed accrued market discount) on an FASIT Regular Security will be treated as a return of capital to the extent of the beneficial owner's basis allocable thereto. Beneficial owners must use the accrual method of accounting with respect to FASIT Regular Securities, regardless of the method of accounting otherwise used by such beneficial owners. See discussion of "Discount and Premium" below.

         In order for the FASIT Trust to qualify as a FASIT, there must be ongoing compliance with the requirements set forth in the Code. The FASIT must fulfill an asset test, which requires that substantially all the assets of the FASIT, as of the close of the third calendar month beginning after the "Startup Day" (which for purposes of this discussion is the date of the initial issuance of the FASIT Securities) and at all times thereafter, must consist of cash or cash equivalents, certain debt instruments (other than debt instruments issued by the owner of the FASIT or a related party) and hedges (and contracts to acquire the same), foreclosure property and regular interests in another FASIT or in a REMIC. Based on identical statutory language applicable to REMICs, it appears that the "substantially all" requirement should be met if at all times the aggregate adjusted basis of the nonqualified assets is less than one percent of the aggregate adjusted basis of all the FASIT's assets. The FASIT provisions of the Code (sections 860H through 860L) also require the FASIT ownership interest and certain "high-yield regular interests" (described below) to be held only by certain fully taxable domestic corporations.

         Permitted debt instruments must bear interest, if any, at a fixed or qualified variable rate. Permitted hedges include interest rate or foreign currency notional principal contracts, letters of credit, insurance, guarantees of payment default and similar instruments to be provided in regulations, and which are reasonably required to guarantee or hedge against the FASIT's risks associated with being the obligor on interests issued by the FASIT. Foreclosure property is real property acquired by the FASIT in connection with the default or imminent default of a qualified mortgage, provided the Depositor had no knowledge or reason to know as of the date such asset was acquired by the FASIT that such a default had occurred or would occur.

         In addition to the foregoing requirements, the various interests in a FASIT also must meet certain requirements. All of the interests in a FASIT must be either of the following: (a) one or more classes of regular interests or (b) a single class of ownership interest. A regular interest is an interest in a FASIT that is issued on or after the Startup Day with fixed terms, is designated as a regular interest, and (i) unconditionally entitles the holder to receive a specified principal amount (or other similar amount), (ii) provides that interest payments (or other similar amounts), if any, at or before maturity either are payable based on a fixed rate or a qualified variable rate, (iii) has a stated maturity of not longer than 30 years, (iv) has an issue price not greater than 125% of its stated principal amount, and (v) has a yield to maturity not greater than 5 percentage points higher than the related applicable Federal rate (as defined in Code section 1274(d)). In order to meet the 30 year maturity requirement, the

FASIT Regular Securities will be retired and replaced, to the extent then-outstanding, with new regular interests on the 30th anniversary of the date of issuance of the FASIT Regular Securities. A regular interest that is described in the preceding sentence except that if fails to meet one or more of requirements (i), (ii) (iv) or (v) is a "high-yield regular interest." A high-yield regular interest that fails requirement (ii) must consist of a specified, nonvarying portion of the interest payments on the permitted assets, by reference to the REMIC rules. An ownership interest is an interest in a FASIT other than a regular interest that is issued on the Startup Day, is designated an ownership interest and is held by a single, fully-taxable, domestic corporation. An interest in a FASIT may be treated as a regular interest even if payments of principal with respect to such interest are subordinated to payments on other regular interests or the ownership interest in the FASIT, and are dependent on the absence of defaults or delinquencies on permitted assets lower than reasonably expected returns on permitted assets, unanticipated expenses incurred by the FASIT or prepayment interest shortfalls.


         If an entity fails to comply with one or more of the ongoing requirements of the Code for status as a FASIT during any taxable year, the Code provides that the entity or applicable potion thereof will not be treated as a FASIT thereafter. In this event, any entity that holds home equity loans and is the obligor with respect to debt obligations with two or more maturities, such as the Trust Fund, may be treated as a separate association taxable as a corporation, and the FASIT Regular Securities may be treated as equity interests therein. The legislative history to the FASIT Provisions indicates, however, that an entity can continue to be a FASIT if loss of its status was inadvertent, it takes prompt steps to requalify and other requirements that may be provided in Treasury regulations are met. Loss of FASIT status results in retirement of all regular interests and their reissuance. If the resulting instruments would be treated as equity under general tax principles, cancellation of debt income may result.


Taxes on a FASIT Trust

         Income from certain transactions by a FASIT, called prohibited transactions, are taxable to the holder of the ownership interest in a FASIT at a 100% rate. Prohibited transactions generally include (i) the disposition of a permitted asset other than for (a) foreclosure, default, or imminent default of a qualified mortgage, (b) bankruptcy or insolvency of the FASIT, (c) a qualified (complete) liquidation, (d) substitution for another permitted debt instrument or distribution of the debt instrument to the holder of the ownership interest to reduce overcollateralization, but only if a principal purpose of acquiring the debt instrument which is disposed of was not the recognition of gain (or the reduction of a loss) on the withdrawn asset as a result of an increase in the market value of the asset after its acquisition by the FASIT or (e) the retirement of a Class of FASIT regular interests; (ii) the receipt of income from nonpermitted assets; (iii) the receipt of compensation for services; or
(iv) the receipt of any income derived from a loan originated by the FASIT. It is unclear the extent to which tax on such transactions could be collected from the FASIT Trust directly under the applicable statutes rather than from the holder of the FASIT Residual Security.

         DUE TO THE COMPLEXITY OF THESE RULES, THE ABSENCE OF TREASURY REGULATIONS AND THE CURRENT UNCERTAINTY AS TO THE MANNER TO THEIR APPLICATION TO THE TRUST AND TO HOLDERS OF FASIT SECURITIES, IT IS PARTICULARLY IMPORTANT THAT POTENTIAL INVESTORS CONSULT THEIR OWN TAX ADVISORS REGARDING THE TAX TREATMENT OF THEIR ACQUISITION OWNERSHIP AND DISPOSITION OF THE FASIT REGULAR SECURITIES.

Discount and Premium

         A Security purchased for an amount other than its outstanding principal amount will be subject to the rules governing original issue discount, market discount or premium. In addition, all Grantor Trust Strip Securities and certain Grantor Trust Fractional Interest Securities will be treated as having original issue discount by virtue of the coupon stripping rules in section 1286 of the Code. In very general terms, (i) original issue discount is treated as a form of interest and must be included in a beneficial owner's income as it accrues (regardless of the beneficial owner's regular method of accounting) using a constant yield method; (ii) market discount is treated as ordinary income and must be included in a beneficial owner's income as principal payments are made on the Security (or upon a sale of a Security); and (iii) if a beneficial owner so elects, premium may be amortized over the life of the Security and offset against inclusions of interest income. These tax consequences are discussed in greater detail below.

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

Original Issue Discount

         In general, a Security will be considered to be issued with original issue discount equal to the excess, if any, of its "stated redemption price at maturity" over its "issue price." The issue price of a Security is the initial offering price to the public (excluding bond houses and brokers) at which a substantial number of the Securities was sold. The issue price also includes any accrued interest attributable to the period between the beginning of the first Remittance Period and the Settlement Date. The stated redemption price at maturity of a Security that has a notional principal amount or receives principal only or that is or may be an Accrual Security is equal to the sum of all distributions to be made under such Security. The stated redemption price at maturity of any other Security is its stated principal amount, plus an amount equal to the excess (if any) of the interest payable on the first Payment Date over the interest that accrues for the period from the Settlement Date to the first Payment Date.


         Notwithstanding the general definition, original issue discount will be treated as zero if such discount is less than 0.25% of the stated redemption price at maturity multiplied by its weighted average life. The weighted average life of a Security is apparently computed for this purpose as the sum, for all distributions included in the stated redemption price at maturity of the amounts determined by multiplying (i) the number of complete years (rounding down for partial years) from the Settlement Date until the date on which each such distribution is expected to be made under the assumption that the Home Equity Loans prepay at the rate specified in the related Prospectus Supplement (the "Prepayment Assumption") by (ii) a fraction, the numerator of which is the amount of such distribution and the denominator of which is the Security's stated redemption price at maturity. If original issue discount is treated as zero under this rule, the actual amount of original issue discount must be allocated to the principal distributions on the Security and, when each such distribution is received, gain equal to the discount allocated to such distribution will be recognized.


         Section 1272(a)(6) of the Code contains special original issue discount rules directly applicable to REMIC Securities and Debt Securities. The Taxpayer Relief Act of 1997 extends application of Section 1272(a)(6) to the Grantor Trust Securities for tax years beginning after August 5, 1997. Under these rules (described in greater detail below), (i) the amount and rate of accrual of original issue discount on each series of Securities will be based on (x) the Prepayment Assumption, and (y) in the case of a Security calling for a variable rate of interest, an assumption that the value of the index upon which such variable rate is based remains equal to the value of that rate on the Settlement Date, and (ii) adjustments will be made in the amount of discount accruing in each taxable year in which the actual prepayment rate differs from the Prepayment Assumption.


         Section 1272(a)(6)(B)(iii) of the Code requires that the prepayment assumption used to calculate original issue discount be determined in the manner prescribed in Treasury regulations. To date, no such regulations have been promulgated. The legislative history of this Code provision indicates that the assumed prepayment rate must be the rate used by the parties in pricing the particular transaction. The Depositor anticipates that the Prepayment Assumption for each series of Securities will be consistent with this standard. The Depositor makes no representation, however, that the Home Equity Loans for a given series will prepay at the rate reflected in the Prepayment Assumption for that series or at any other rate. Each investor must make its own decision as to the appropriate prepayment assumption to be used in deciding whether or not to purchase any of the Securities.

         Each beneficial owner must include in gross income the sum of the "daily portions" of original issue discount on its Security for each day during its taxable year on which it held such Security. For this purpose, in the case of an original beneficial owner, the daily portions of original issue discount will be determined as follows. A calculation will first be made of the portion of the original issue discount that accrued during each "accrual period." The Trustee will supply, at the time and in the manner required by the IRS, to beneficial owners, brokers and middlemen information with respect to the original issue discount accruing on the Securities. The Trustee will report original issue discount based on accrual periods of no longer than one year either (i) beginning on a payment date (or, in the case of the first such period, the Settlement Date) and ending on the day before the next payment date or (ii) beginning on the next day following a payment date and ending on the next payment date.


         Under section 1272(a)(6) of the Code, the portion of original issue discount treated as accruing for any accrual period will equal the excess, if any, of (i) the sum of (A) the present values of all the distributions remaining to be made on the Security, if any, as of the end of the accrual period and (B) the distribution made on such Security during the accrual period of amounts included in the stated redemption price at maturity, over (ii) the adjusted issue price of such Security at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated based on (i) the yield to maturity of the Security, calculated as of the Settlement Date, giving effect to the Prepayment Assumption, (ii) events (including actual prepayments) that have occurred prior to the end of the accrual period, (iii) the Prepayment Assumption, and (iv) in the case of a Security calling for a variable rate of interest, an assumption that the value of the index upon which such variable rate is based remains the same as its value on the Settlement Date over the entire life of such Security. The adjusted issue price of a Security at any time will equal the issue price of such Security, increased by the aggregate amount of previously accrued original issue discount with respect to such Security, and reduced by the amount of any distributions made on such Security as of that time of amounts included in the stated redemption price at maturity. The original issue discount accruing during any accrual period will then be allocated ratably to each day during the period to determine the daily portion of original issue discount.

         In the case of Grantor Trust Strip Securities and certain REMIC Securities, the calculation described in the preceding paragraph may produce a negative amount of original issue discount for one or more accrual periods. No definitive guidance has been issued regarding the treatment of such negative amounts. The legislative history to section 1272(a)(6) indicates that such negative amounts may be used to offset subsequent positive accruals but may not offset prior accruals and may not be allowed as a deduction item in a taxable year in which negative accruals exceed positive accruals. Beneficial owners of such Securities should consult their own tax advisors concerning the treatment of such negative accruals.

         A subsequent purchaser of a Security that purchases such Security at a cost less than its remaining stated redemption price at maturity also will be required to include in gross income for each day on which it holds such Security, the daily portion of original issue discount with respect to such Security (but reduced, if the cost of such Security to such purchaser exceeds its adjusted issue price, by an amount equal to the product of (i) such daily portion and (ii) a constant fraction, the numerator of which is such excess and the denominator of which is the sum of the daily portions of original issue discount on such Security for all days on or after the day of purchase).

Market Discount

         A beneficial owner that purchases a Security at a market discount, that is, at a purchase price less than the remaining stated redemption price at maturity of such Security (or, in the case of a Security with original issue discount, its adjusted issue price), will be required to allocate each principal distribution first to accrued market discount on the Security, and recognize ordinary income to the extent such distribution does not exceed the aggregate amount of accrued market discount on such Security not previously included in income. With respect to Securities that have unaccrued original issue discount, such market discount must be included in income in addition to any original issue discount. A beneficial owner that incurs or continues indebtedness to acquire a Security at a market discount may also be required to defer the deduction of all or a portion of the interest on such indebtedness until the corresponding amount of market discount is included in income. In general terms, market discount on a Security may be treated as accruing either (i) under a constant yield method or (ii) in proportion to remaining accruals of original issue discount, if any, or if none, in proportion to remaining distributions of interest on the Security, in any case taking into account the Prepayment
Assumption. The Trustee will make available, as required by the IRS, to beneficial owners of Securities information necessary to compute the accrual of market discount.

         Notwithstanding the above rules, market discount on a Security will be considered to be zero if such discount is less than 0.25% of the remaining stated redemption price at maturity of such Security multiplied by its weighted average remaining life. Weighted average remaining life presumably would be calculated in a manner similar to weighted average life, taking into account payments (including prepayments) prior to the date of acquisition of the Security by the subsequent purchaser. If market discount on a Security is treated as zero under this rule, the actual amount of market discount must be allocated to the remaining principal distributions on the Security and, when each such distribution is received, gain equal to the discount allocated to such distribution will be recognized.

Securities Purchased at a Premium

         A purchaser of a Security that purchases such Security at a cost greater than its remaining stated redemption price at maturity will be considered to have purchased such Security (a "Premium Security") at a premium. Such a purchaser need not include in income any remaining original issue discount and may elect, under section 171(c)(2) of the Code, to treat such premium as "amortizable bond premium." If a beneficial owner makes such an election, the amount of any interest payment that must be included in such beneficial owner's income for each period ending on a Payment Date will be reduced by the portion of the premium allocable to such period based on the Premium Security's yield to maturity. Such premium amortization should be made using constant yield principles. If such election is made by the beneficial owner, the election will also apply to all bonds the interest on which is not excludible from gross income ("fully taxable bonds") held by the beneficial owner at the beginning of the first taxable year to which the election applies and to all such fully taxable bonds thereafter acquired by it, and is irrevocable without the consent of the IRS. If such an election is not made, (i) such a beneficial owner must include the full amount of each interest payment in income as it accrues, and
(ii) the premium must be allocated to the principal distributions on the Premium Security and, when each such distribution is received, a loss equal to the premium allocated to such distribution will be recognized. Any tax benefit from the premium not previously recognized will be taken into account in computing gain or loss upon the sale or disposition of the Premium Security.

         Some Securities may provide for only nominal distributions of principal in comparison to the distributions of interest thereon. It is possible that the IRS or the Treasury Department may issue guidance excluding such Securities from the rules generally applicable to debt instruments issued at a premium. In particular, it is possible that such a Security will be treated as having original issue discount equal to the excess of the total payments to be received thereon over its issue price. In such event, section 1272(a)(6) of the Code would govern the accrual of such original issue discount, but a beneficial owner would recognize substantially the same income in any given period as would be recognized if an election were made under section 171(c)(2) of the Code. Unless and until the Treasury Department or the IRS publishes specific guidance relating to the tax treatment of such Securities, the Trustee intends to furnish tax information to beneficial owners of such Securities in accordance with the rules described in the preceding paragraph.

Special Election

         For any Security acquired on or after April 4, 1994, a beneficial owner may elect to include in gross income all "interest" that accrues on the Security by using a constant yield method. For purposes of the election, the term
"interest" includes stated interest, acquisition discount, original issue discount, de minimis original issue discount, market discount, de minimis market discount and unstated interest as adjusted by any amortizable bond premium or acquisition premium. A beneficial owner should consult its own tax advisor regarding the time and manner of making and the scope of the election and the implementation of the constant yield method.

Backup Withholding

         Distributions of interest and principal, as well as distributions of proceeds from the sale of Securities, may be subject to the "backup withholding tax" under section 3406 of the Code at a rate of 31% if recipients of such distributions fail to furnish to the payor certain information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from such tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax. Furthermore, certain penalties may be imposed by the IRS on a recipient of distributions that is required to supply information but that does not do so in the proper manner.

         The Internal Revenue Service recently issued final regulations (the "Withholding Regulations"), which change certain of the rules relating to certain presumptions currently available relating to information reporting and backup withholding. The Withholding Regulations would provide alternative methods of satisfying the beneficial ownership certification requirement. The Withholding Regulations are effective January 1, 1999, although valid withholding certificates that are held on December 31, 1998 remain valid until the earlier of December 31, 1999 or the due date of expiration of the certificate under the rules as currently in effect.

Foreign Investors

         The Withholding Regulations would require, in the case of Securities held by a foreign partnership, that (x) the certification described above be provided by the partners rather than by the foreign partnership and (y) the partnership provide certain information, including a United States taxpayer identification number. See "--Backup Withholding" above. A look-through rule would apply in the case of tiered partnerships. Non-U.S. Persons should consult their own tax advisors regarding the application to them of the Withholding Regulations.

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

Grantor Trust Securities and REMIC Regular Securities

         Distributions made on a Grantor Trust Security, Debt Security or a REMIC Regular Security to, or on behalf of, a beneficial owner that is not a U.S. Person generally will be exempt from U.S. federal income and withholding taxes. The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income, or a trust if a court within the United States can exercise primary supervision over its administration and at least one United States fiduciary has the authority to control all substantial decisions of the trust. This exemption is applicable provided (a) the beneficial owner is not subject to U.S. tax as a result of a connection to the United States other than ownership of the Security, (b) the beneficial owner signs a statement under penalties of perjury that certifies that such beneficial owner is not a U.S. Person, and provides the name and address of such beneficial owner, and (c) the last U.S. Person in the chain of payment to the beneficial owner receives such statement from such beneficial owner or a financial institution holding on its behalf and does not have actual knowledge that such statement is false. Beneficial owners should be aware that the IRS might take the position that this exemption does not apply to a beneficial owner that also owns 10% or more of the REMIC Residual Securities of any REMIC trust, or to a beneficial owner that is a "controlled foreign corporation" described in section 881(c)(3)(C) of the Code.


REMIC Residual Securities and FASIT Ownership Securities

         Amounts distributed to a beneficial owner of a REMIC Residual Security that is a not a U.S. Person generally will be treated as interest for purposes of applying the 30% (or lower treaty rate) withholding tax on income that is not effectively connected with a U.S. trade or business. Temporary Treasury
Regulations clarify that amounts not constituting excess inclusions that are distributed on a REMIC Residual Security or a FASIT Ownership Security to a beneficial owner that is not a U.S. Person generally will be exempt from U.S. federal income and withholding tax, subject to the same conditions applicable to distributions on Grantor Trust Securities, Debt Securities and REMIC Regular Securities, as described above, but only to the extent that the obligations directly underlying the REMIC or FASIT Trust that issued the REMIC Residual Security or FASIT Ownership Security (e.g., Home Equity Loans or regular interests in another REMIC or FASIT) were issued after July 18, 1984. In no case will any portion of REMIC or FASIT income that constitutes an excess inclusion be entitled to any exemption from the withholding tax or a reduced treaty rate for withholding. See "--REMIC Securities--Taxation of Beneficial Owners of REMIC Residual Securities--Excess Inclusions" herein.


Partnership Interests

         Depending upon the particular terms of the Trust Agreement and Sale and Servicing Agreement, a Trust may be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-U.S. persons. If the Trust is considered to be engaged in a trade or business in the United States for such purposes and the Trust is treated as a partnership, the income of the Trust distributable to a non-U.S. person would be subject to federal withholding tax. Also, in such cases, a non-U.S. beneficial owner of a Partnership Interest that is a corporation may be subject to the branch profits tax. If the Trust is notified that a beneficial owner of a Partnership Interest is a foreign person, the Trust may withhold as if it were engaged in a trade or business in the United States in order to protect the Trust from possible adverse consequences of a failure to withhold. A foreign holder generally would be entitled to file with the IRS a claim for refund with respect to withheld taxes, taking the position that no taxes were due because the Trust was not in a U.S. trade or business.

FASIT Regular Securities

         Certain "high-yield" FASIT Regular Securities may not be sold to or beneficially owned by Non-U.S. Persons. Any such purported transfer will be null and void and, upon the Trustee's discovery of any purported transfer in violation of this requirement, the last preceding owner of such high-yield FASIT Regular Securities will be restored to ownership thereof as completely as possible. Such last preceding owner will, in any event, be taxable on all income with respect to such high-yield FASIT Regular Securities for federal income tax purposes. The Pooling and Servicing Agreement will provide that, as a condition to transfer of a high-yield FASIT Regular Security, the proposed transferee must furnish an affidavit as to its status as a U.S. Person and otherwise as a permitted transferee.

                            STATE TAX CONSIDERATIONS

         In addition to the federal income tax consequences described in "Material Federal Income Tax Consequences," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the Securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors should consult their own tax advisors with respect to the various state and local tax consequences of an investment in the Securities.

                              ERISA CONSIDERATIONS

GENERAL

         Section 406 of ERISA and Section 4975 of the Code prohibit a pension, profit sharing or other employee benefit plan (a "Plan") and certain individual retirement arrangements from engaging in certain transactions involving "plan assets" with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to the Plan, unless a statutory or administrative exemption applies to the transaction. ERISA and the Code also prohibit generally certain actions involving conflicts of interest by persons who are fiduciaries of such Plans or arrangements. A violation of these "prohibited transaction" rules may generate excise tax and other liabilities under ERISA and the Code for such persons. In addition, investments by Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA requirements. Accordingly, assets of such plans may be invested in Securities without regard to the ERISA considerations discussed below, subject to the provisions of other applicable federal, state and local law. Any such plan which is qualified and exempt from taxation under Section 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in Section 503 of the Code.

         Certain transactions involving the Trust might be deemed to constitute prohibited transactions under ERISA and the Code with respect to a Plan (including an individual retirement arrangement) that purchased Securities, if the assets of the Trust were deemed to be assets of the Plan. Under a regulation (the "Plan Assets Regulation") issued by the United States Department of Labor (the "DOL"), the assets of the Trust would be treated as plan assets of a Plan for the purposes of ERISA and the Code only if the Plan acquired an equity interest in the Trust and none of the exceptions contained in the Plan Assets Regulation were applicable. An "equity interest" is defined under the Plan Assets Regulation as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. In addition, in John Hancock Mutual Life Insurance Co. v. Harris Trust and Savings Bank, 510 U.S. 86 (1993), the United States Supreme Court ruled that assets held in an insurance company's general account may be deemed to be "plan assets" for ERISA purposes under certain circumstances. Therefore, in the absence of an exemption, the purchase, sale or holding of a Security by a Plan (including certain individual retirement arrangements) subject to Section 406 of ERISA or Section 4975 of the Code might result in prohibited transactions and the imposition of excise taxes and civil penalties.

CERTIFICATES

         The DOL has issued to various underwriters individual prohibited transaction exemptions (the "Underwriter Exemptions"), which generally exempt from the application of the prohibited transaction provisions of Section 406(a),
Section 406(b)(1), Section 406(b)(2) and Section 407(a) of ERISA and the excise taxes imposed pursuant to Sections 4975(a) and (b) of the Code, certain transactions with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of secured receivables, secured loans and other secured obligations that meet the conditions and requirements of the Underwriter Exemptions. The Underwriter Exemptions will only be available for Securities that are Certificates.

         Among the conditions that must be satisfied in order for the Underwriter Exemptions to apply to offered certificates are the following:

         (1) the acquisition of the certificates by a Plan is on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

         (2)      the  rights  and  interests   evidenced  by  the  certificates
                  acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the trust;

         (3) the certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the three highest generic rating categories from Standard & Poor's, Moody's, Duff & Phelps Credit Rating Co. ("D&P") or Fitch;

         (4) the Trustee is not an affiliate of any other member of the Restricted Group (as defined below);

         (5)      the  sum  of  all  payments   made  to  and  retained  by  the
                  underwriters in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the originators and the sponsor pursuant to the assignment of the loans to the trust estate represents not more than the fair market value of such loans; the sum of all payments made to and retained by any servicer represents not more than reasonable compensation for such person's services under the pooling and servicing agreement and reimbursement of such person's reasonable expenses in connection therewith;

         (6) the Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act of 1933; and

         (7) in the event that all of the obligations used to fund the trust have not been transferred to the trust on the closing date, additional obligations of the types specified in the prospectus supplement and/or pooling and servicing agreement having an aggregate value equal to no more than 25% of the total principal amount of the certificates being offered by the trust may be transferred to the trust, in exchange for amounts credited to the account funding the additional obligations, within a funding period of no longer than 90 days or 3 months following the closing date.

         The trust estate must also meet the following requirements:


         (i) the corpus of the trust estate must consist solely of assets of the type that have been included in other investment pools;

         (ii) certificates in such other investment pools must have been rated in one of the three highest rating categories of Standard & Poor's, Moody's, Fitch or D&P for at least one year prior to the Plan's acquisition of certificates; and

         (iii) certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to the Plan's acquisition of certificates.

         Moreover, the Underwriter Exemptions provide relief from certain self-dealing/conflict of interest prohibited transactions that may occur when the Plan fiduciary causes a Plan to acquire certificates in a trust in which the fiduciary (or its affiliate) is an obligor on the receivables held in the trust; provided that, among other requirements, (i) in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent of each class of certificates in which Plans have invested is acquired by persons independent of the Restricted Group and at least fifty percent of the aggregate interest in the trust is acquired by persons independent of the Restricted Group; (ii) such fiduciary (or its affiliate) is an obligor with respect to five percent or less of the fair market value of the obligations contained in the trust; (iii) the Plan's investment in certificates of any class does not exceed twenty-five percent of all of the certificates of that class outstanding at the time of the acquisition; and (iv) immediately after the acquisition, no more than twenty-five percent of the assets of the Plan with respect to which such person is a fiduciary are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity. The Underwriter Exemptions do not apply to Plans sponsored by the Depositor, the Underwriters, the Trustee, the Master Servicer, any other servicer, any obligor with respect to Home Equity Loans included in the Trust Estate constituting more than five percent of the aggregate unamortized principal balance of the assets in the Trust Estate, or any affiliate of such parties (the "Restricted Group").


         In addition to the Underwriter Exemptions, the DOL has issued Prohibited Transaction Class Exemption ("PTCE") 83-1 which provides an exemption for certain transactions involving the sale or exchange of certain residential mortgage pool pass-through certificates by Plans and for transactions in connection with the servicing and operation of the mortgage pool.

NOTES

         The Underwriter Exemptions will not be available for Securities which are Notes. However, if the Notes are treated as indebtedness without substantial equity features, the Trust's assets would not be deemed assets of a Plan. If the Notes are treated as having substantial equity features, the purchase, holding and resale of the Notes could result in a transaction that is prohibited under ERISA or the Code. The acquisition or holding of the Notes by or on behalf of a Plan could nevertheless give rise to a prohibited transaction, if such acquisition and holding of Notes by or on behalf of a Plan were deemed to be a prohibited loan to a party in interest with respect to such Plan. Certain exemptions from such prohibited transaction rules could be applicable to the purchase and holding of Notes by a Plan, depending on the type and circumstances of the plan fiduciary making the decision to acquire such Notes. Included among these exemptions are: PTCE 84-14, regarding certain transactions effected by "qualified professional asset managers"; PTCE 90-1, regarding certain transactions entered into by insurance company pooled separate accounts; PTCE 91-38, regarding certain transactions entered into by bank collective investment funds; PTCE 95-60, regarding certain transactions entered into by insurance company general accounts; and PTCE 96-23, regarding certain transactions effected by "in-house asset managers". Each purchaser and each transferee of a Note that is treated as debt for purposes of the Plan Assets Regulation may be required to represent and warrant that its purchase and holding of such Note will be covered by one of the exemptions listed above or by another Department of Labor Class Exemption.

CONSULTATION WITH COUNSEL

         The Prospectus Supplement for each series of Securities will provide further information which Plans should consider before purchasing the offered Securities. A Plan fiduciary considering the purchase of Securities should consult its tax and/or legal advisors regarding whether the assets of the Trust would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other ERISA issues and their potential consequences. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification, an investment in the Securities is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio. The sale of Securities to a Plan is in no respect a representation by the Sponsor or the Underwriters that this investment meets all relevant requirements with respect to investments by Plans generally or any particular Plan or that this investment is appropriate for Plans generally or any particular Plan.

                                LEGAL INVESTMENT

         The related Prospectus Supplement will describe whether or not the Securities will constitute "mortgage-related securities" within the meaning of SMMEA. Accordingly, investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the Securities constitute legal investments for them.

                              PLAN OF DISTRIBUTION

         The Depositor may offer each Series of Securities through First Union Capital Markets Corp. ("First Union") or one or more other firms that may be designated at the time of each offering of such Securities. The participation of First Union in any offering will comply with Schedule E to the bylaws of the National Association of Securities Dealers, Inc. The Prospectus Supplement relating to each Series of Securities will set forth the specific terms of the offering of such Series of Securities and of each Class within such Series, the names of the underwriters, the purchase price of the Securities, the proceeds to the Depositor from such sale, any securities exchange on which the Securities may be listed, and, if applicable, the initial public offering prices, the discounts and commissions to the underwriters and any discounts and concessions allowed or reallowed to certain dealers. The place and time of delivery of each Series of Securities will also be set forth in the Prospectus Supplement relating to such Series. First Union is an affiliate of the Depositor.

                                  LEGAL MATTERS

         Certain legal matters in connection with the Securities will be passed upon for the Depositor by Dewey Ballantine LLP, New York, New York or such other counsel identified in the related Prospectus Supplement.

                              FINANCIAL INFORMATION

         The Depositor has determined that its financial statements are not material to the offering made hereby.

         A new Trust will be formed to own the Primary Assets and to issue each Series of Securities. Each such Trust will have no assets or obligations prior to the issuance of the Securities and will not engage in any activities other than those described herein. Accordingly, no financial statements with respect to such Trusts will be included in this Prospectus or any Prospectus Supplement.

         A Prospectus Supplement and the related Form 8-K (which will be incorporated by reference to the Registration Statement) may contain financial statements of the related Credit Enhancer, if any.

                                GLOSSARY OF TERMS

         The following are abbreviated definitions of certain capitalized terms used in this Prospectus. The definitions may vary from those in the related Agreement for a Series and the related Agreement for a Series generally provides a more complete definition of certain of the terms. Reference should be made to the related Agreement for a Series for a more compete definition of such terms.

         "Accrual Termination Date" means, with respect to a Class of Compound Interest Securities, the Distribution Date specified in the related Prospectus Supplement.


         "Advance" means cash advanced by the Servicer in respect of delinquent payments of principal of and interest on a Home Equity Loan and for any other purposes in servicing such Home Equity Loan.


         "Agreement" means, with respect to a Series of Certificates, the Pooling and Servicing Agreement or Trust Agreement, and, with respect to a Series of Notes, the Indenture and the Servicing Agreement, as the context requires.


         "Appraised Value" means, with respect to property securing a Home Equity Loan, the lesser of the appraised value determined in an appraisal obtained at origination of the Home Equity Loan or sales price of such property at such time.


         "Asset Group" means, with respect to the Primary Assets and other assets comprising the Trust Fund of a Series, a group of such Primary Assets and other assets having the characteristics described in the related Prospectus Supplement.

         "Assumed Reinvestment Rate" means, with respect to a Series, the per annum rate or rates specified in the related Prospectus Supplement for a particular period or periods as the "Assumed Reinvestment Rate" for funds held in any fund or account for the Series.

         "Available Distribution Amount" means the amount in the Distribution Account (including amounts deposited therein from any reserve fund or other fund or account) eligible for distribution to Holders on a Distribution Date.

         "Bankruptcy Code" means the federal bankruptcy code, 11 United States Code 101 et seq., and related rules and regulations promulgated thereunder.

         "Business Day" means a day that, in the City of New York or in the city or cities in which the corporate trust office of the Trustee are located, is neither a legal holiday nor a day on which banking institutions are authorized or obligated by law, regulations or executive order to be closed.

         "Certificate" means the Asset-Backed Certificates.

         "Class" means a Class of Securities of a Series.

         "Closing Date" means, with respect to a Series, the date specified in the related Prospectus Supplement as the date on which Securities of such Series are first issued.

         "Code" means the Internal Revenue Code of 1986, as amended, and regulations (including proposed regulations) or other pronouncements of the Internal Revenue Service promulgated thereunder.

         "Collection Account" means, with respect to a Series, the account established in the name of the Servicer for the deposit by the Servicer of payments received from the Primary Assets.

         "Combined Loan-to-Value Ratio" means, with respect to a Home Equity Loan, the ratio determined as set forth in the related Prospectus Supplement taking into account the amounts of any related senior loans on the related Mortgaged Property.


         "Commission" means the Securities and Exchange Commission.

         "Compound Interest Security" means any Security of a Series on which all or a portion of the interest accrued thereon is added to the principal balance of such Security on each Distribution Date, through the Accrual Termination Date, and with respect to which no interest shall be payable until such Accrual Termination Date, after which interest payments will be made on the Compound Value thereof.

         "Compound Value" means, with respect to a Class of Compound Interest Securities, the original principal balance of such Class, plus all accrued and unpaid interest, if any, previously added to the principal balance thereof and reduced by any payments of principal previously made on such Class of Compound Interest Securities.

         "Condominium" means a form of ownership of real property wherein each owner is entitled to the exclusive ownership and possession of his or her individual Condominium Unit and also owns a proportionate undivided interest in all parts of the Condominium Building (other than the individual Condominium Units) and all areas or facilities, if any, for the common use of the Condominium Units.

         "Condominium Association" means the person(s) appointed or elected by the Condominium Unit owners to govern the affairs of the Condominium.

         "Condominium Building" means a multi-unit building or buildings, or a group of buildings whether or not attached to each other, located on property subject to Condominium ownership.


         "Condominium  Loan" means a Home Equity Loan secured by a Mortgage on a
Condominium  Unit  (together  with  its  appurtenant   interest  in  the  common
elements).


         "Condominium Unit" means an individual housing unit in a Condominium Building.

         "Cooperative" means a corporation owned by tenant-stockholders who, through the ownership of stock, shares or membership securities in the corporation, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific units and which is described in Section 216 of the Code.

         "Cooperative Dwelling" means an individual housing unit in a building owned by a Cooperative.

         "Cooperative  Loan"  means  a  housing  loan  made  with  respect  to a
Cooperative Dwelling and secured by an assignment by the borrower (tenant-stockholder) or security interest in shares issued by the applicable Cooperative.

         "Credit Enhancement" means the credit enhancement for a Series, if any, specified in the related Prospectus Supplement.

         "Cut-off Date" means the date designated as such in the related Prospectus Supplement for a Series.

         "Debt Securities" means Securities characterized as indebtedness for federal income tax purposes, and Regular Interest Securities.


         "Deferred Interest" means the excess of the interest accrued on the outstanding principal balance of a Home Equity Loan during a specified period over the amount of interest required to be paid by an obligor on such Home Equity Loan on the related Due Date.

         "Deposit Agreement" means a guaranteed investment contract or reinvestment agreement providing for the investment of funds held in a fund or account, guaranteeing a minimum or a fixed rate of return on the investment of moneys deposited therein.

         "Depositor" means Home Equity Securitization Corp.

         "Disqualified Organization" means the United States, any State or political subdivision thereof, any possession of the United States, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, a rural electric or telephone cooperative described in section 1381(a)(2)(C) of the Code, or any entity exempt from the tax imposed by sections 1-1399 of the Code, if such entity is not subject to tax on its unrelated business income.

         "Distribution Account" means, with respect to a Series, the account established in the name of the Trustee for the deposit of remittances received from the Servicer with respect to the Primary Assets.

         "Distribution Date" means, with respect to a Series or Class of Securities, each date specified as a distribution date for such Series or Class in the related Prospectus Supplement.

         "Due Date" means each date, as specified in the related Prospectus Supplement for a Series, on which any payment of principal or interest is due and payable by the obligor on any Primary Asset pursuant to the terms thereof.

         "Eligible Investments" means any one or more of the obligations or securities described as such in the related Agreement.

         "Credit Enhancer" means the provider of the Credit Enhancement for a Series specified in the related Prospectus Supplement.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.


         "Escrow Account" means an account, established and maintained by the Servicer for a Home Equity Loan, into which payments by borrowers to pay taxes, assessments, mortgage and hazard insurance premiums and other comparable items required to be paid to the mortgagee are deposited.


         "FHLMC" means the Federal Home Loan Mortgage Corporation.

         "Final Scheduled Distribution Date" means, with respect to a Class of Notes of a Series, the date no later than which principal thereof will be fully paid and with respect to a Class of Certificates of a Series, the date after which no Certificates of such Class will remain outstanding, in each case based on the assumptions set forth in the related Prospectus Supplement.

         "FNMA" means the Federal National Mortgage Association.

         "Holder" means the person or entity in whose name a Security is registered.


         "Home Improvements" means the home improvements financed by a Home Equity Loan.


         "HUD"  means  the  United  States   Department  of  Housing  and  Urban
Development.

         "Indenture" means the indenture relating to a Series of Notes between the Trust Fund and the Trustee.


         "Insurance Policies" means certain mortgage insurance, hazard insurance and other insurance policies required to be maintained with respect to Home Equity Loans.

         "Insurance Proceeds" means amount paid by the insurer under any of the Insurance Policies covering any Home Equity Loan or Mortgaged Property.


         "Interest Only Securities" means a Class of Securities entitled solely or primarily to distributions of interest and which is identified as such in the related Prospectus Supplement.

         "IRS" means the Internal Revenue Service.


         "Lifetime Rate Cap" means the lifetime limit if any, on the Loan Rate during the life of each adjustable rate Home Equity Loan.

         "Liquidation Proceeds" means amounts received by the Servicer in connection with the liquidation of a Home Equity Loan, net of liquidation expenses.

         "Loan Rate" means the interest rate borne by a Home Equity Loan.

         "Loan-to-Value Ratio" means, with respect to a Home Equity Loan, the ratio determined as set forth in the related Prospectus Supplement.


         "Minimum Rate" means the lifetime minimum Loan Rate during the life of each adjustable rate Loan.

         "Minimum Principal Payment Agreement" means a minimum principal payment agreement with an entity meeting the criteria of the Rating Agencies.


         "Modification" means a change in any term of a  Home Equity Loan.


         "Mortgage" means the mortgage, deed of trust or other similar security instrument securing a Mortgage Note.


         "Mortgaged Property" means residential properties securing a Home Equity Loan.

         "Home Equity Loan" means a loan secured by a Mortgaged Property.

         "Mortgage Note" means the note or other evidence of indebtedness of a Mortgagor under the Home Equity Loan.


         "Mortgagor" means the obligor on a Mortgage Note.

         "1986 Act" means the Tax Reform Act of 1986.

         "Notes" means the Asset-Backed Notes.

         "Notional Amount" means the amount set forth in the related Prospectus Supplement for a Class of Interest Only Securities.

         "PAC" ("Planned Amortization Class Securities") means a Class of Securities of a Series on which payments of principal are made in accordance with a schedule specified in the related Prospectus Supplement, based on certain assumptions stated therein.

         "Participating   Securities"  means  Securities   entitled  to  receive
payments of principal and interest and an additional return on investment as described in the related Prospectus Supplement.

         "Pass-Through Security" means a security representing an undivided beneficial interest in a pool of assets, including the right to receive a portion of all principal and interest payments relating to those assets.

         "Pay Through Security" means Regular Interest Securities and certain Debt Securities that are subject to acceleration due to prepayment on the underlying Primary Assets.

         "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization, or government or any agency or political subdivision thereof.

         "Pooling and Servicing Agreement" means the pooling and servicing agreement relating to a Series of Certificates among the Depositor, the Servicer (if such Series relates to Home Equity Loans) and the Trustee.

         "Primary Assets" means the Private Securities, the Home Equity Loans, as the case may be, which are included in the Trust Fund for such Series. A Primary Asset refers to a specific Private Security or Home Equity Loan, as the case may be.


         "Principal Balance" means, with respect to a Primary Asset and as of a Due Date, the original principal amount of the Primary Asset, plus the amount of any Deferred Interest added to such principal amount, reduced by all payments, both scheduled or otherwise, received on such Primary Asset prior to such Due Date and applied to principal in accordance with the terms of the Primary Asset.

         "Principal Only Securities" means a Class of Securities entitled solely or primarily to distributions of principal and identified as such in the Prospectus Supplement.

         "Private  Security" means a participation  or pass-through  certificate
representing   a  fractional,   undivided   interest  in  Underlying   Loans  or
collateralized obligations secured by Underlying Loans.

         "PS Agreement" means the pooling and servicing agreement, indenture, trust agreement or similar agreement pursuant to which a Private Security is issued.

         "PS Servicer" means the servicer of the Underlying Loans.

         "PS Sponsor" means, with respect to Private Securities, the sponsor or depositor under a PS Agreement.

         "PS Trustee" means the trustee designated under a PS Agreement.

         "Qualified Insurer" means a mortgage guarantee or insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided.

         "Rating Agency" means the nationally recognized statistical rating organization (or organizations) which was (or were) requested by the Depositor to rate the Securities upon the original issuance thereof.

         "Regular Interest" means a regular interest in a REMIC.

         "REMIC" means a real estate mortgage investment conduit.

         "REMIC Administrator" means the Person, if any, specified in the related Prospectus Supplement for a Series for which a REMIC election is made, to serve as administrator of the Series.

         "REMIC Provisions" means the provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.


         "REO Property" means real property which secured a defaulted Home Equity Loan, beneficial ownership of which has been acquired upon foreclosure, deed in lieu of foreclosure, repossession or otherwise.


         "Reserve Fund" means, with respect to a Series, any Reserve Fund established pursuant to the related Agreement.

         "Residual Interest" means a residual interest in a REMIC.

         "Retained Interest" means, with respect to a Primary Asset, the amount or percentage specified in the related Prospectus Supplement which is not included in the Trust Fund for the related Series.

         "Scheduled Payments" means the scheduled payments of principal and interest to be made by the borrower on a Primary Asset.

         "Securities" means the Notes or the Certificates.

         "Originator" means the originator or acquiror of the Primary Assets to the Depositor identified in the related Prospectus Supplement for a Series.

         "Senior Securityholder" means a holder of a Senior Security.

         "Senior Securities" means a Class of Securities as to which the holders' rights to receive distributions of principal and interest are senior to the rights of holders of Subordinate Securities, to the extent specified in the related Prospectus Supplement.

         "Series" means a separate series of Securities sold pursuant to this Prospectus and the related Prospectus Supplement.


         "Servicer" means, with respect to a Series relating to Home Equity Loans, the Person if any, designated in the related Prospectus Supplement to service Home Equity Loans for that Series, or the successors or assigns of such Person.

         "Single Family Property" means property securing a Home Equity Loan consisting of one-to four-family attached or detached residential housing, including Cooperative Dwellings.


         "Stripped Securities" means Pass-Through Securities representing interests in Primary Assets with respect to which all or a portion of the principal payments have been separated from all or a portion of the interest payments.

         "Subordinate Securityholder" means a Holder of a Subordinate Security.

         "Subordinated Securities" means a Class of Securities as to which the rights of holders to receive distributions of principal, interest or both is subordinated to the rights of holders of Senior Securities, and may be allocated losses and shortfalls prior to the allocation thereof to other Classes of Securities, to the extent and under the circumstances specified in the related Prospectus Supplement.

         "Trustee" means the trustee under the applicable Agreement and its successors.

         "Trust Fund" means, with respect to any Series of Securities, the trust holding all money, instruments, securities and other property, including all proceeds thereof, which are, with respect to a Series of Certificates, held for the benefit of the Holders by the Trustee under the Pooling and Servicing Agreement or Trust Agreement or, with respect to a Series of Notes, pledged to the Trustee under the Indenture as a security for such Notes, including, without limitation, the Primary Assets (except any Retained Interests), all amounts in the Distribution Account Collection Account or Reserve Funds, distributions on the Primary Assets (net of servicing fees), and reinvestment earnings on such net distributions and any Credit Enhancement and all other property and interest held by or pledged to the Trustee pursuant to the related Agreement for such Series.

         "UCC" means the Uniform Commercial Code.


         "Underlying Loans" means loans of the type eligible to be Home Equity Loans underlying or securing Private Securities.

         "Variable Interest Security" means a Security on which interest accrues at a rate that is adjusted, based upon a predetermined index, at fixed periodic intervals, all as set forth in the related Prospectus Supplement.

         "Zero Coupon Security" means a Security entitled to receive payments of principal only.

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



                                TABLE OF CONTENTS

                                                 Page                                                          Page
                                                 ----                                                          ----




SUMMARY OF PROSPECTUS ............................................................................................5
RISK FACTORS
ASSET BACKED NOTES AND ASSET BACKED CERTIFICATES, ISSUABLE IN SERIES..............................................1
PROSPECTUS SUPPLEMENT.............................................................................................3
REPORTS TO HOLDERS................................................................................................3
AVAILABLE INFORMATION.............................................................................................3
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...................................................................4
SUMMARY OF PROSPECTUS.............................................................................................5
RISK FACTORS.....................................................................................................17
   AN INVESTMENT IN ANY SECURITY MAY BE AN ILLIQUID INVESTMENT, WHICH MAY RESULT IN THE HOLDER HOLDING SUCH
   INVESTMENT TO MATURITY........................................................................................17
   THE ASSETS OF THE TRUST FUND, AS WELL AS ANY APPLICABLE CREDIT ENHANCEMENT, WILL BE LIMITED AND, IF SUCH
   ASSETS AND/OR CREDIT ENHANCEMENT BECOME INSUFFICIENT TO SERVICE THE RELATED SECURITIES, LOSSES MAY RESULT.....17
   CREDIT ENHANCEMENT WILL BE LIMITED IN AMOUNT AND SCOPE OF COVERAGE AND MAY NOT BE SUFFICIENT TO COVER LOSSES..17
   THE TIMING OF PRINCIPAL PAYMENTS MAY ADVERSELY AFFECT THE YIELD TO MATURITY OF THE SECURITIES.................18
   PREPAYMENTS MAY ADVERSELY AFFECT THE YIELD TO MATURITY OF THE SECURITIES......................................18
   AS A RESULT OF OPTIONAL REDEMPTION OR REPURCHASE OR AUCTION SALE, HOLDERS COULD BE FULLY PAID SIGNIFICANTLY
   EARLIER THAN WOULD OTHERWISE BE THE CASE......................................................................19
    HOME EQUITY LOANS WITH BALLOON AND NON-TRADITIONAL PAYMENT METHODS MAY CREATE GREATER DEFAULT RISK...........19
   JUNIOR LIENS MAY EXPERIENCE HIGHER RATES OF DELINQUENCIES AND LOSSES..........................................19
   PROPERTY VALUES MAY DECLINE, LEADING TO HIGHER LOSSES.........................................................19
   GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES MAY RESULT IN HIGHER LOSSES, IF PARTICULAR REGIONS EXPERIENCE
   DOWNTURNS.....................................................................................................20
   PRE-FUNDING MAY ADVERSELY AFFECT INVESTMENT...................................................................20
   ENVIRONMENTAL CONDITIONS ON THE MORTGAGED PROPERTY MAY GIVE RISE TO LIABILITY.................................20
   STATE AND FEDERAL CREDIT PROTECTION LAWS MAY LIMIT COLLECTION OF PRINCIPAL AND INTEREST ON THE  HOME EQUITY
   LOANS.........................................................................................................21
   RATINGS ARE NOT RECOMMENDATIONS.  A REDUCTION IN THE RATING OF ANY CREDIT ENHANCER WOULD LIKELY ADVERSELY
   IMPACT THE RATING OF THE SECURITIES...........................................................................21
   A REDUCTION IN THE RATING OF ANY CREDIT ENHANCER WOULD LIKELY ADVERSELY IMPACT THE RATING OF THE SECURITIES...21
   ERISA MAY RESTRICT THE ACQUISITION, OWNERSHIP AND DISPOSITION OF SECURITIES...................................21
DESCRIPTION OF THE SECURITIES....................................................................................21
   GENERAL.......................................................................................................21
   PAYMENTS OF INTEREST..........................................................................................22
   PAYMENTS OF PRINCIPAL.........................................................................................23
   FINAL SCHEDULED DISTRIBUTION DATE.............................................................................23
   SPECIAL REDEMPTION............................................................................................23
   OPTIONAL REDEMPTION, PURCHASE OR TERMINATION..................................................................23
   WEIGHTED AVERAGE LIFE OF THE SECURITIES.......................................................................24
THE TRUST FUNDS..................................................................................................25
   GENERAL.......................................................................................................25
   THE  HOME EQUITY LOANS........................................................................................25
   PRIVATE SECURITIES............................................................................................29
   COLLECTION AND DISTRIBUTION ACCOUNTS..........................................................................30
   PRE-FUNDING ACCOUNTS..........................................................................................30
CREDIT ENHANCEMENT...............................................................................................31
   SUBORDINATE SECURITIES........................................................................................31
   INSURANCE.....................................................................................................31
   RESERVE FUNDS.................................................................................................32
   MINIMUM PRINCIPAL PAYMENT AGREEMENT...........................................................................33
   DEPOSIT AGREEMENT.............................................................................................33
SERVICING OF  HOME EQUITY LOANS..................................................................................33
   GENERAL.......................................................................................................33


                                       i
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

COLLECTION PROCEDURES; ESCROW ACCOUNTS...........................................................................33
   DEPOSITS TO AND WITHDRAWALS FROM THE COLLECTION ACCOUNT.......................................................34
   ADVANCES AND LIMITATIONS THEREON..............................................................................35
   MAINTENANCE OF INSURANCE POLICIES AND OTHER SERVICING PROCEDURES..............................................36
   REALIZATION UPON DEFAULTED  HOME EQUITY LOANS.................................................................37
   ENFORCEMENT OF DUE-ON-SALE CLAUSES............................................................................37
   SERVICING COMPENSATION AND PAYMENT OF EXPENSES................................................................37
   EVIDENCE AS TO COMPLIANCE.....................................................................................38
   CERTAIN MATTERS REGARDING THE SERVICER........................................................................38
THE AGREEMENTS...................................................................................................39
   ASSIGNMENT OF PRIMARY ASSETS..................................................................................39
   REPORTS TO HOLDERS............................................................................................41
   EVENTS OF DEFAULT; RIGHTS UPON EVENT OF DEFAULT...............................................................42
   THE TRUSTEE...................................................................................................44
   DUTIES OF THE TRUSTEE.........................................................................................44
   RESIGNATION OF TRUSTEE........................................................................................45
   AMENDMENT OF AGREEMENT........................................................................................45
   VOTING RIGHTS.................................................................................................45
   LIST OF HOLDERS...............................................................................................45
   FORM OF SECURITIES............................................................................................46
   REMIC ADMINISTRATOR...........................................................................................47
   TERMINATION...................................................................................................47
CERTAIN LEGAL ASPECTS OF  HOME EQUITY LOANS......................................................................48
   GENERAL.......................................................................................................49
   ENFORCEMENT OF THE NOTE.......................................................................................49
    SECURITY INTERESTS...........................................................................................50
   SOLDIERS' AND SAILORS' CIVIL RELIEF ACT OF 1940...............................................................54
THE DEPOSITOR....................................................................................................55
   GENERAL.......................................................................................................55
USE OF PROCEEDS..................................................................................................55
MATERIAL FEDERAL INCOME TAX CONSEQUENCES.........................................................................55
   GENERAL.......................................................................................................55
   GRANTOR TRUST SECURITIES......................................................................................56
   REMIC SECURITIES..............................................................................................57
   DEBT SECURITIES...............................................................................................63
   DISCOUNT AND PREMIUM..........................................................................................67
   BACKUP WITHHOLDING............................................................................................70
   FOREIGN INVESTORS.............................................................................................70
STATE TAX CONSIDERATIONS.........................................................................................72
ERISA CONSIDERATIONS.............................................................................................72
LEGAL INVESTMENT.................................................................................................74
PLAN OF DISTRIBUTION.............................................................................................74
LEGAL MATTERS....................................................................................................75
FINANCIAL INFORMATION............................................................................................75
GLOSSARY OF TERMS................................................................................................76


                                       ii
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                            INDEX OF PRINCIPAL TERMS

         Unless the context indicates otherwise, the following terms shall have the meanings set forth on the page indicated below:

Actuarial  Home Equity Loan......................................................................................27

Agreement.........................................................................................................5
ARM Loans........................................................................................................18
Available Interest Amount........................................................................................23
Balloon Loan......................................................................................................9
bankruptcy bond..................................................................................................32
Book-Entry Securities............................................................................................46
Business Day.....................................................................................................12
Capitalized Interest Account.....................................................................................12
Cede.............................................................................................................46
CERCLA...........................................................................................................20
Certificate Schedule.............................................................................................40
Certificates...................................................................................................1, 5
Class.............................................................................................................2
Code.............................................................................................................56
Collection Account...............................................................................................10
Combined Loan-to-Value Ratio......................................................................................9
Commission........................................................................................................3
Condominium Units................................................................................................26
Cooperative Dwellings............................................................................................26
Credit Enhancement...............................................................................................12
Credit Enhancer..................................................................................................11
Current Interest Rates............................................................................................9
Custodian........................................................................................................40
Cut-Off Date......................................................................................................8
D&P..............................................................................................................73
Debt Securities..............................................................................................14, 56
Deleted Primary Asset............................................................................................41
Deposit Agreement................................................................................................13
Depositor.........................................................................................................1
Depositor Securities.............................................................................................55
Distribution Account.............................................................................................11
Distribution Date.................................................................................................2
DOL..............................................................................................................73
Eligible Investments.........................................................................................12, 30
ERISA............................................................................................................15
Escrow Accounts..................................................................................................34
Event of Default.................................................................................................39
Exchange Act......................................................................................................4
FASIT........................................................................................................14, 56
FASIT High-Yield Securities......................................................................................14
FASIT Ownership Security.........................................................................................14
FASIT Regular Securities.........................................................................................14
FASIT Securities.................................................................................................56
FDIC.............................................................................................................34
FHA..............................................................................................................26
FHLMC............................................................................................................53
Final Scheduled Distribution Date.................................................................................6
First Union......................................................................................................75
fully taxable bonds..............................................................................................70


Garn-St. Germain Act.............................................................................................53
Grantor Trust....................................................................................................56
Grantor Trust Securities.........................................................................................14
Holders...........................................................................................................3
Indenture........................................................................................................22
Indirect Participant.............................................................................................46
IRS..............................................................................................................58
Issuer............................................................................................................5
Lifetime Rate Caps................................................................................................9
Liquidation Proceeds.............................................................................................34
Loan Rate.........................................................................................................9
Loan Schedule....................................................................................................40
Loan-to-Value Ratio...............................................................................................9
Minimum Principal Payment Agreement..............................................................................13
Modification.....................................................................................................37
 Home Equity Loans.........................................................................................1, 8, 26
Mortgaged Property...............................................................................................35
Notes..........................................................................................................1, 5
Notional Amount...................................................................................................6
Originator........................................................................................................1
OTS..............................................................................................................53
Owner Trust.......................................................................................................5
Owner Trustee.....................................................................................................6
PAC...............................................................................................................5
Participants.....................................................................................................46
Partnership......................................................................................................56
Partnership Interests........................................................................................14, 56
Physical Certificates............................................................................................46
Plan.............................................................................................................73
Plan Assets Regulation...........................................................................................73
Pool..............................................................................................................1
Pooling and Servicing Agreement..................................................................................22
Pre-Funded Amount................................................................................................11
Pre-Funding Account..............................................................................................11
Pre-Funding Period...............................................................................................11
Premium Security.................................................................................................70
Prepayment Assumption............................................................................................69
Primary Assets....................................................................................................1
Prospectus Supplements............................................................................................1
PS Agreement.....................................................................................................29
PS Servicer......................................................................................................10
PS Sponsor.......................................................................................................10
PS Trustee.......................................................................................................10
PTCE.............................................................................................................74
Qualifying Substitute Primary Asset..............................................................................41
Rating Agency....................................................................................................12
REMIC........................................................................................................14, 56
REMIC Regular Securities.........................................................................................14
REMIC Regulations................................................................................................58
REMIC Residual Securities........................................................................................14
REMIC Securities.................................................................................................56
Reserve Fund.....................................................................................................13
Restricted Group.................................................................................................74
Retained Interests...............................................................................................40
Rule of 78s  Home Equity Loan....................................................................................27
Securities........................................................................................................1

                                       ii


Security Registrar...............................................................................................46
Series............................................................................................................1
Servicer..........................................................................................................1
Servicing Agreement..............................................................................................25
Servicing Fee....................................................................................................14
Settlement Date..................................................................................................59
Simple Interest  Home Equity Loan................................................................................27
Single Family Mortgaged Properties...............................................................................26
SMMEA............................................................................................................15
Special Redemption Date..........................................................................................23
Title I Program..................................................................................................28
Title V..........................................................................................................54
Trust Agreement...................................................................................................5
Trust Fund........................................................................................................1
Trustee........................................................................................................5, 6
UCC..............................................................................................................46
Underlying Loans..................................................................................................9
Underwriter Exemptions...........................................................................................73



PROSPECTUS SUPPLEMENT
(To Prospectus Dated ___________)

--------------------------------------------------------------------------------


                                 $____________
                         Home Equity Loan Trust_______
          Home Equity Loan Pass-Through Certificates, Series _________

--------------------------------------------------------------------------------
     $___________ Class A-1 Group I Certificates, Variable Pass-Through Rate $___________ Class A-2 Group I Certificates, _______% Pass-Through Rate $___________ Class A-3 Group I Certificates, _______% Pass-Through Rate $___________ Class A-4 Group I Certificates, _______% Pass-Through Rate $___________ Class A-5 Group I Certificates, _______% Pass-Through Rate $___________ Class A-6 Group II Certificates, Variable Pass-Through Rate
--------------------------------------------------------------------------------
                     LOGO Home Equity Securitization Corp.

                                   Depositor

--------------------------------------------------------------------------------

         The prospectus dated June __, 1998 is hereby amended and supplemented as indicated below. Terms used herein and not otherwise defined have the meanings given them in the Prospectus.

         This supplement relates to the issuance on or about ________ of Class A-1 Group I Certificates, Variable Pass-Through Rate, Class A-2 Group I Certificates, _____% Pass-Through Rate, Class A-3 Group I Certificates, ______% Pass-Through Rate, Class A-4 Group I Certificates, ____% Pass-Through Rate, Class A-5 Group I Certificates, ____% Pass-Through Rate and Class A-6 Group II Certificates in an original principal amount of $_____, $______, $______, $_____, $______ and $_______.


         Because this Supplement is to be used in connection with offers and sales related to market-making transactions in the Certificates, the following portions of the prospectus do not apply and are deemed deleted to the extent it is used for market-making transactions: the "Use of Proceeds" section of the Prospectus.

         This Supplement to the Prospectus is to be used by First Union Capital Markets Corp. in connection with offers and sales related to market-making transactions in the Certificates in which First Union Capital Markets Corp. acts as principal. First Union Capital Markets Corp. also may act as agent in such transactions. Sales will be made at negotiated prices determined at the time of sale.

                       FIRST UNION CAPITAL MARKETS CORP.


            THE DATE OF THIS PROSPECTUS SUPPLEMENT IS ____________.

                                  RISK FACTORS

         The following risk factor is added to the Prospectus:

         In connection with the initial offering of the Certificates, First Union Capital Markets Corp. has indicated that it intends to make a market in the Certificates and to deliver this Prospectus, and the related Supplements thereto, in connection with such market-making activity. First Union capital Markets Corp. has no obligation to make a secondary market in the Certificates, or if it does develop, there can be no assurance that any secondary market will continue until the termination of the Trust.

                              PLAN OF DISTRIBUTION

         The "Plan of Distribution" section is replaced with the following:

         This Supplement to the Prospectus is to be used by First Union Capital Markets Corp. in connection with offers and sales related to market-making transactions in the Certificate in which First Union Capital Markets Corp. acts as principal. First Union Capital Markets Corp. also may act as agent in such transactions. Sales will be made at negotiated prices determined at the time of sale.

          THIS IS A DRAFT OF A PROSPECTUS SUPPLEMENT FOR THE PURPOSES
            OF A TAKEDOWN TO BE COMPLETED ON OR ABOUT JUNE 27, 1998

PROSPECTUS SUPPLEMENT
(To Prospectus dated __________)
                                   $175,000,000
                                  (approximate)
                 FIRST GREENSBORO HOME EQUITY LOAN TRUST 1998-1
                                     Issuer
                        Asset Backed Notes, Series 1998-1
                       FIRST GREENSBORO HOME EQUITY, INC.
                           Sponsor and Master Servicer
                        HOME EQUITY SECURITIZATION CORP.
                                    Depositor
                                   -----------
     The First Greensboro Home Equity Loan Trust 1998-1 (the "Issuer") will be formed pursuant to a deposit trust agreement to be dated as of _________, 1998 (the "Trust Agreement") between Home Equity Securitization Corp. (the "Depositor") and Wilmington Trust Company, a Delaware banking corporation, as owner trustee (the "Owner Trustee"). The Issuer is hereby offering $175,000,000 (approximate) original principal amount of its Asset Backed Notes, Series 1998-1 (the "Notes"). The Notes will be issued pursuant to an indenture, dated as of ________, 1998 (the "Indenture"), between the Issuer and The Chase Manhattan Bank, as indenture trustee (the "Indenture Trustee"), and will be secured by a trust estate (the "Trust Estate") consisting primarily of (i) a pool of non-conforming, fixed rate and adjustable rate home equity loans secured by first and second lien mortgages or deeds of trust primarily on one- to four-family residential properties (the "Home Equity Loans") and (ii) the Issuer's rights under the Sales Agreement and the Servicing Agreement (each as defined herein). The Issuer also will issue instruments evidencing the residual interest in the Trust Estate (the "Residual Interest"). Only the Notes are offered hereby.

     Simultaneously with the issuance of the Notes, the Sponsor will obtain from Financial Security Assurance Inc. (the "Note Insurer") a financial guaranty insurance policy relating to the Notes (the "Insurance Policy") in favor of the Indenture Trustee and the Noteholders. The Insurance Policy will require the
Note Insurer to make certain Insured Payments (as defined herein) on the Notes. (cover continued on next page)

                                   [FSA LOGO]

     For a discussion of significant matters affecting investment in the Notes, see "Risk Factors" beginning on page S-18 herein, "Certain Prepayment and Yield Considerations" beginning on page S-56 herein and "Risk Factors" beginning on page ___ in the Prospectus.
                        --------------------------------

     THE ASSETS PLEDGED TO SECURE THE NOTES AND PAYMENTS UNDER THE INSURANCE POLICY ARE THE SOLE SOURCE OF PAYMENTS ON THE NOTES. THE NOTES REPRESENT NON-RECOURSE OBLIGATIONS OF THE ISSUER ONLY AND DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF THE SPONSOR, THE DEPOSITOR, THE SELLER, THE MASTER SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, THE NOTE INSURER OR ANY OF THEIR AFFILIATES, EXCEPT AS DESCRIBED HEREIN. NEITHER THE NOTES NOR THE MORTGAGE LOANS ARE OR WILL BE INSURED OR GUARANTEED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

                        --------------------------------

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        --------------------------------

     The Notes will be purchased by First Union Capital Markets, a division of Wheat First Securities Corp. (the "Underwriter") from the Issuer and will be offered by the Underwriter from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Issuer from the sale of the Notes are expected to be approximately $______________, plus accrued interest from _________ (based upon the original principal amount of the Notes set forth above), before the deduction of expenses payable by the Issuer estimated to be approximately $______________.

     The Notes are offered subject to prior sale, when, as, and if accepted by the Underwriter and subject to the Underwriter's right to reject orders in whole or in part. It is expected that delivery of the Notes will be made through the Same-Day Funds Settlement System of The Depository Trust Company, Cedel Bank, S.A. and the Euroclear System on or about June 26, 1998. The Notes will be offered in Europe and the United States of America.

                           FIRST UNION CAPITAL MARKETS

           The date of this Prospectus Supplement is __________, 1998

(continued from front cover)

         The aggregate outstanding Principal Balance of the Home Equity Loans, as of the Cut-Off Date, transferred to the Issuer on the Closing Date (the "Initial Home Equity Loans") was $_____________ (the "Initial Aggregate Principal Balance"), of which approximately ____% by principal balance are secured by first liens and the remainder are secured by second liens and of which approximately ____% by principal balance are fixed rate Home Equity Loans and ___% by principal balance are adjustable rate Home Equity Loans. Additional Home Equity Loans (the "Subsequent Home Equity Loans") may be transferred to the Issuer from time to time after the Closing Date during the Funding Period from funds on deposit in the pre-funding account (the "Pre-Funding Account"). On the Closing Date aggregate cash amounts of approximately $________ and approximately $________, respectively, from the proceeds of the sale of the Notes will be deposited with the Indenture Trustee in the Pre-Funding Account and the capitalized interest account (the "Capitalized Interest Account"), respectively.

         The Home Equity Loans will have been originated or acquired by First Greensboro Home Equity, Inc. (the "Sponsor" and "Master Servicer"), sold by the Sponsor to First Greensboro Capital Corporation (the "Seller") in the ordinary course of the Sponsor's business transferred and by the Seller in the ordinary course of its business to First Owner's Trust, Inc., a limited purpose, wholly owned subsidiary of the Seller (the "Transferor"). The Transferor will cause the Home Equity Loans to be conveyed to the Depositor pursuant to a Loan Sale Agreement, dated as of ________, 1998 (the "Loan Sale Agreement"), between the Sponsor, the Transferor, an affiliate of the Transferor and the Depositor. The Depositor will convey such interests to the Issuer pursuant to a Loan Transfer Agreement, dated as of ________, 1998 (the "Loan Transfer Agreement"). The Issuer will then pledge all of its interest in the Home Equity Loans, without recourse, to the Indenture Trustee pursuant to the Indenture as collateral for the Notes. It is anticipated that all of the Home Equity Loans will be serviced by the Master Servicer.

         The Home Equity Loans have been or will be originated using underwriting standards that are less stringent than the underwriting standards applied by The Federal National Mortgage Association ("Fannie Mae") or by The Federal Home Loan Mortgage Corporation ("Freddie Mac"). See "Risk Factors--As a Result of the Underwriting Standards, Home Equity Loans Are Likely to Experience Rates of Delinquency, Foreclosure and Bankruptcy That Are Higher Than Those Experienced by Home Equity Loans Underwritten in a More Traditional Manner" herein.

         Principal and interest on the Notes will be payable on the 25th day of each month or, if such day is not a Business Day, the next succeeding Business Day, beginning in July 1998 (each, a "Payment Date").

         The Notes will constitute non-recourse obligations of the Issuer. The Sponsor will have limited obligations arising in respect of certain representations and warranties it makes in connection with the conveyance of the Home Equity Loans to the Depositor pursuant to a mortgage loan sale agreement (the "Sales Agreement"). The Sponsor will act as servicer of the Home Equity Loans (in such capacity, the "Master Servicer") and, in such capacity, will have limited obligations that arise pursuant to certain representations and warranties and to its contractual servicing obligations under the servicing agreement (the "Servicing Agreement") to be entered into among the Master Servicer, the Issuer, the Indenture Trustee and Calmco, Inc., as Master Backup Servicer (the "Master Backup Servicer"), including the obligation to advance delinquent payments of principal and interest on the Home Equity Loans to the extent provided herein.

         The Notes will be unconditionally and irrevocably guaranteed as to timely payment of interest due to Noteholders and as to ultimate payment of the Note Balance, in each case pursuant to the terms of the Insurance Policy issued by the Note Insurer. See "The Note Insurer" herein.

         The stated maturity for the Notes is the Payment Date occurring in _____________ (the "Stated Maturity").

         The yield to maturity on the Notes will be affected by, among other things, the rate of payment of principal (including by reason of prepayments, defaults and liquidations) of the Home Equity Loans and the timing and receipt of such payments as described herein and in the Prospectus. See "Risk Factors--Prepayments and Repurchases May Adversely Affect The Yield To Maturity of the Securities" in the Prospectus and "Risk Factors--Payments of Excess Cash May Affect The Yield To Maturity of the Notes" and "Certain Prepayment and Yield Considerations" herein.

         The Notes may be redeemed, in whole but not in part, at the option of the Master Servicer or, if not exercised, at the option of the Note Insurer, on or after the first Payment Date on which the Aggregate Principal Balance of the Home Equity Loans is less than 10% of the Aggregate Principal Balance of the Home Equity Loans as of the applicable Cut-off Date. See "Description of the Notes--Redemption of the Notes" herein.

         No election will be made to treat the Issuer, the Trust Estate or the arrangement by which the Notes are issued as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes.

         There is currently no secondary market for the Notes. The Underwriter intends to make a secondary market for the Notes, but has no obligation to do so. There can be no assurance that a secondary market for the Notes will develop or, if one does develop, that it will provide investors with a satisfactory level of liquidity or that it will continue.

         It is a condition to the issuance of the Notes that they be rated "Aaa" by Moody's Investors Service, Inc. and "AAA" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

         Reference is made to the Index of Principal Terms herein for the location in this Prospectus Supplement of the definitions of certain capitalized terms used herein, and reference is also made to the Index of Principal Terms in the Prospectus for the location in the Prospectus of the definitions of certain capitalized terms used, but not otherwise defined, herein.

                           --------------------------

         Until 90 days after the date of this Prospectus Supplement, all dealers effecting transactions in the Notes, whether or not participating in this distribution, may be required to deliver a Prospectus Supplement and the related Prospectus. This is in addition to the obligation of dealers acting as underwriters to deliver a Prospectus Supplement and Prospectus with respect to their unsold allotments or subscriptions.

         The Notes offered by this Prospectus Supplement constitute a separate Series of Securities being offered by the Depositor pursuant to its Prospectus dated ______________, of which this Prospectus Supplement is a part and that accompanies this Prospectus Supplement. The Prospectus contains important information regarding the offering of the Notes that is not contained herein, and prospective investors are urged to read the Prospectus and this Prospectus Supplement in full. Sales of the Notes may not be consummated unless the prospective investor has received both this Prospectus Supplement and the Prospectus.

         To the extent statements contained herein do not relate to historical or current information, this Prospectus Supplement may be deemed to consist of forward looking statements that involve risks and uncertainties that may adversely affect the payments to be made on, or the yield of, the Notes, which risks and uncertainties are discussed under "Risk Factors" and "Certain Prepayment and Yield Considerations" herein. As a consequence, no assurance can be given as to the actual payments on, or the yield of, the Notes.

                                SUMMARY OF TERMS

         This summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and the accompanying Prospectus. Capitalized terms used in this Prospectus Supplement and not defined herein shall have the meanings set forth in the Prospectus. See "Index of Principal Terms" in this Prospectus Supplement and in the Prospectus for the location of the definitions of certain capitalized terms.


Securities Offered ................................  $175,000,000  (approximate)  ____% Asset Backed Notes,  Series
                                                     1998-1  (the  "Notes").   The  Notes  represent   non-recourse
                                                     obligations  of the  Issuer.  Proceeds  of the  assets  in the
                                                     Trust Estate,  payments  under the Insurance  Policy,  if any, will  be the  only  sources  of  payments  on the  Notes.  The original  principal  amount of the Notes may be  increased  or decreased  by up to 5% on the  Closing  Date,  depending  upon the Home  Equity  Loans  actually  acquired  by the Issuer and pledged to the Indenture Trustee.

Issuer ............................................  First  Greensboro  Home Equity Loan Trust  1998-1,  a Delaware
                                                     business  trust (the  "Issuer"),  established by the Depositor pursuant to a deposit trust  agreement,  dated as of ________,
                                                     1998 (the "Trust  Agreement"),  between the  Depositor and the
                                                     Owner   Trustee.   After  the  Closing   Date,   the  Residual
                                                     Interest   representing   all  of  the  beneficial   ownership
                                                     interest in the Issuer will be held by the  Transferor,  or an affiliate  thereof.  The  Issuer  does  not  have,  nor  is it expected  in the  future  to  have,  any  significant  assets, other  than the  assets  included  in the  Trust  Estate.  See
                                                     "The Issuer" herein.

Sponsor and Master Servicer........................  First   Greensboro   Home  Equity,   Inc.,  a  North  Carolina
                                                     corporation  (the  "Sponsor"  and  "Master   Servicer").   The
                                                     Home Equity Loans were  originated  or acquired by the Sponsor
                                                     through   its   network  of  retail   branches,   brokers  and
                                                     correspondents.  The  Sponsor  has  conveyed  its  interest in each Home  Equity  Loan to the Seller in the  ordinary  course
                                                     of   the   Sponsor's   business.   The   Sponsor's   principal
                                                     executive   offices  are  located  at  4830  Koger  Boulevard,
                                                     Greensboro, North Carolina 27407.

Seller.............................................  First   Greensboro    Capital    Corporation,    a   Tennessee
                                                     corporation  (the  "Seller").   The  Home  Equity  Loans  were
                                                     acquired  by the  Seller  from the  Sponsor.  The  Seller  has conveyed  its  interest  in  each  Home  Equity  Loan  to  the
                                                     Transferor in the ordinary course of the Seller's business.

Transferor.........................................  First  Owner's  Trust,  Inc.,  a  Tennessee   corporation,   a
                                                     limited  purpose and  wholly-owned  subsidiary  of the Seller.
                                                     The  Transferor  will  cause  the  Home  Equity  Loans  to  be conveyed to the Depositor.

Depositor..........................................  Home   Equity   Securitization   Corp.,   a   North   Carolina
                                                     corporation  (the  "Depositor").  The  Depositor  will acquire the Home Equity  Loans from the  Transferor  and sell the Home
                                                     Equity  Loans  to  the  Issuer.  See  "The  Depositor"  in the
                                                     Prospectus.



Master Backup Servicer.............................  Calmco, Inc. (the "Master Backup Servicer"), a ______________.
                                                     The Master Backup Servicer's principal executive offices are located at 301 Congress Avenue, Suite 200, Austin, Texas 78701
                                                     and its telephone number is (512) 344-3633.

The Indenture Trustee..............................  The Chase Manhattan Bank, a New York banking  corporation,  as indenture  trustee (the  "Indenture  Trustee").  The Indenture
                                                     Trustee shall  receive a fee (the  "Indenture  Trustee  Fee"), payable  monthly on each Payment Date at  ___________of  ____%
                                                     of the  Aggregate  Principal  Balance of the Home Equity Loans
                                                     as of the first day of the  related  Remittance  Period.  Upon a  termination  of  the  Master  Servicer  and  Backup  Master
                                                     Servicer,   the  Indenture   Trustee  shall  be  obligated  to
                                                     succeed  to the  obligations  of  the  Master  Servicer  or to appoint an eligible successor servicer.

Owner Trustee......................................  Wilmington  Trust  Company,  a Delaware  banking  corporation, acting  not in its  individual  capacity  but  solely as owner trustee  (the  "Owner  Trustee")  under the  Trust  Agreement.
                                                     The Owner  Trustee  shall  receive a fee (the  "Owner  Trustee
                                                     Fee") as provided under the Trust Agreement.

Cut-off Date.......................................  With respect to (i) each  Initial  Home Equity  Loan,  June 1,
                                                     1998 and (ii) with  respect  to each  Subsequent  Home  Equity
                                                     Loan,  the  later of (x) the  close of  business  of the first day of the month in which such  Subsequent  Home  Equity  Loan was  transferred  to the Issuer (each such date, a "Subsequent
                                                     Transfer  Date") and (y) the date of  origination  if any such
                                                     Home Equity  Mortgage  Loan is  originated in the month of the related Subsequent Transfer Date (the "Cut-Off Date").

Closing Date.......................................  On or about June 26, 1998.

Administrative Fee Amount..........................  With  respect to any Payment  Date,  the sum of the  Servicing
                                                     Fee (as  defined  hereafter),  Indenture  Trustee Fee and Note
                                                     Insurer  Premium  (as  defined  hereafter)  relating  to  such
                                                     Payment Date (the "Administrative Fee Amount").

Remittance Period..................................  With  respect  to  any  Payment  Date,   the  calendar   month
                                                     immediately  preceding  the month in which such  Payment  Date occurs  (or,  in the  case  of the  first  Payment  Date,  the period from the day  following  the  applicable  Cut-off  Date for each Home Equity Loan through and  including  the last day of ________ 1998) (the "Remittance Period").

Monthly Remittance Date............................  With respect to each Payment  Date,  the 18th day of the month in which such  Payment  Date  occurs,  or if such day is not a
                                                     Business Day,  then the  preceding  Business Day (the "Monthly
                                                     Remittance Date").

Description of the Notes...........................  The Notes  represent  non-recourse  obligations  of the Issuer and will be issued  pursuant  to an  indenture  to be dated as of __________,  1998 (the  "Indenture"),  entered into between the  Issuer and the  Indenture  Trustee.  The assets  included in the trust  estate  created  by the  Indenture  (the  "Trust
                                                     Estate") and



                                                     pledged  to secure  the  Notes,  payments  under the  Insurance
                                                     Policy,  if any,  will be the only  sources of  payments on the
                                                     Notes. The Notes will be issued in a single class.

                                                     The assets of the Trust  Estate  will  consist of (i) a pool of nonconforming,  home equity loans  transferred to the Issuer on the Closing Date (the "Initial Home Equity Loans"),  additional nonconforming, fixed rate and adjustable rate home equity loans transferred  to the  Issuer  during  the  Funding  Period  (the
                                                     "Subsequent Home Equity Loans," and,  together with the Initial
                                                     Home Equity Loans, the "Home Equity Loans");  (ii) all interest and principal due under the respective  Home Equity Loans on or after the related Cut-Off Date; (iii) security interests in the properties  securing such Home Equity Loans (the "Properties");
                                                     (iv)  amounts  on  deposit  in the  Note  Account,  Pre-Funding
                                                     Account and  Capitalized  Interest  Account;  (v) the  Issuer's
                                                     rights under the Sales  Agreement and the Servicing  Agreement;
                                                     and (vi) certain other property.

Denominations and Registration.....................  The  Notes  will  be  issued in  denominations of not less than
                                                     $25,000 principal amount and in  integral  multiples of  $1,000 in excess thereof,  with the exception of one Note which may be issued in a lesser  amount.  No  person acquiring a  beneficial ownership interest in any Note (any such person,  a "Beneficial
                                                     Owner")  will  be  entitled  to  receive  such  Note  in  fully registered, certificated  form (a  "Definitive  Note"),  except under  the  limited  circumstances  described herein.  Instead,
                                                     Beneficial Owners will hold their Notes through The  Depository
                                                     Trust Company ("DTC"),  in the  United  States, or  Cedel Bank,
                                                     societe anonyme ("Cedel") or the Euroclear System ("Euroclear")
                                                     in Europe, each of which will effect payments and  transfers in respect  of the  Notes by means of  electronic  record  keeping services,  acting through certain participating  organizations.
                                                     Transfers  within DTC, Cedel or Euroclear,  as the case may be, will be in  accordance  with  the  usual  rules  and  operating procedures of the relevant system.  So long as the Notes are in book entry form,  the Notes will be  represented by one or more global  certificates  registered  in the name of Cede & Co., as nominee of DTC,  or  Citibank  N.A.  or Morgan  Guaranty  Trust
                                                     Company of New York,  the  relevant  depositaries  of Cedel and
                                                     Euroclear,  respectively,  and each a  participating  member of
                                                     DTC.  This may result in certain  delays in receipt of payments by an investor and may restrict an investor's ability to pledge its  Notes.  See  "Risk  Factors--Book-Entry  Registration  May
                                                     Reduce the  Liquidity  of the Notes"  and  "Description  of the
                                                     Notes--Book-Entry  Registration  and Definitive  Notes" herein,
                                                     "ANNEX A: Global  Clearance,  Settlement and Tax  Documentation
                                                     Procedures" hereto and "Description of the  Securities--Form of the Securities" in the Prospectus.  Unless and until Definitive
                                                     Notes are issued,  it is anticipated that the only "Noteholder"
                                                     will be Cede & Co., as nominee of DTC.  Beneficial  Owners will not be  Noteholders  as that term is used in the  Indenture and the  Servicing  Agreement.  Beneficial  Owners are permitted to exercise their rights only indirectly
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                                                     through  DTC  and  its   Participants   (including   Cedel  and
                                                     Euroclear).

Payments on the Notes

     A.  General...................................  Payments  on the  Notes  will be made on the  25th day of each month,  or if such  day is not a  Business  Day,  on the  next succeeding  Business Day (each, a "Payment Date"),  commencing
                                                     July,  1998,  to each  Noteholder  of  record  as of the  last
                                                     Business Day  preceding  such Payment Date or, with respect to
                                                     Definitive  Notes,  as of the last  Business  Day of the month preceding  the month in which such  Payment  Date  occurs (the
                                                     "Record Date").

                                                     A "Business Day" is any day other than (i) a Saturday or Sunday or (ii) a day on which commercial  banking  institutions in New
                                                     York, New York, Greensboro,  North Carolina, Austin, Texas, (if
                                                     the  Backup  Master  Servicer   becomes  the  successor  Master
                                                     Servicer),  or the city in which the corporate  trust office of the Indenture Trustee is located are authorized or obligated by law,  regulation,  executive order or governmental decree to be closed.

                                                     On each Payment  Date,  payments of principal and interest will be made to Noteholders as of the immediately  preceding  Record
                                                     Date out of  Available  Funds for such Payment  Date,  together with any payments  received  under the  Insurance  Policy.  The
                                                     "Available  Funds" for any Payment Date will generally  consist of the aggregate of the following amounts:

                                                          (i) the sum of (a) all scheduled payments of principal and interest  received  with  respect  to the Home  Equity
                                                              Loans and due during the  related  Remittance  Period,
                                                              (b) all unscheduled  principal  payments or recoveries
                                                              on  the  Home  Equity  Loans,  including  Prepayments,
                                                              Insurance   Proceeds  and  Net  Liquidation   Proceeds
                                                              received during the related  Remittance Period and (c)
                                                              amounts   deposited  in  the  Note  Account  from  the
                                                              Capitalized   Interest  Account  and  the  Pre-Funding
                                                              Account,  minus (w) amounts  received  with respect to
                                                              payments due prior to the applicable Cut-off Date, (x)
                                                              the  Administrative Fee Amount payable with respect to
                                                              such Payment Date, and(y)  reimbursements  for certain
                                                              Servicing  Advances  made  with  respect  to the  Home
                                                              Equity  Loans as  described  herein  (other than those
                                                              included in Liquidation  expenses  already  reimbursed
                                                              from related Liquidation Proceeds); and

                                                          (ii)the amount of any Compensating  Interest Payments made by the Master  Servicer  for such  Payment  Date,  any
                                                              amounts  deposited  in the Note  Account in respect of
                                                              the  repurchase,  release,  removal or substitution of
                                                              Home Equity Loans during the related Remittance Period
                                                              or amounts deposited in the Note Account in connection
                                                              with the  redemption  of the
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                                                               Notes, all as more fully described  under  "Description of the Notes-Payments on the Notes" herein.

     B.  Note Interest Rate........................  The "Note  Interest  Rate" for each  Interest  Period prior to the  Initial  Redemption  Date (as defined  herein)  will be a per annum rate equal to ____%,  and for each  Interest  Period
                                                     thereafter,   a  per   annum   rate   equal  to   ____%.   See
                                                     "Description of the Notes--Payments on the Notes" herein.

                                                     The  "Interest  Period" in respect of any Payment  Date will be the calendar month immediately preceding the month in which the
                                                     Payment Date occurs.  All calculations of interest on the Notes will be  computed on the basis of a year of 360 days and twelve
                                                     30 day months.

     C.  Payments of Interest .....................  On each  Payment  Date,  Notes will be entitled to payments in respect  of  interest  accrued  during  the  related  Interest
                                                     Period  ("Note  Interest")  at the Note  Interest  Rate on the
                                                     outstanding  aggregate  principal  balance  of the Notes  (the
                                                     "Note  Balance")  as of  the  preceding  Payment  Date  (after giving  effect  to  the  payment,  if  any,  in  reduction  of
                                                     principal  made  on  the  Notes  on  such  preceding   Payment
                                                     Date).  See "Description of the  Notes--Payments  on the Notes"
                                                     herein.

                                                     If, with respect to any Payment  Date,  funds are not available from  Available  Funds to pay the full amount of Note  Interest due on the Notes,  the  deficiency  will be covered by payments made  pursuant to the  Insurance  Policy for such Payment Date.
                                                     See "The Note Insurance Policy" herein.

     D.  Payments of Principal.....................  On each  Payment  Date,  Notes  will be  entitled  to  Monthly
                                                     Principal  in  reduction   of  the  Note   Balance.   "Monthly
                                                     Principal"  with  respect to any Payment Date will be equal to
                                                     the   aggregate  of  all   scheduled   payments  of  principal
                                                     received  with  respect  to the  Home  Equity  Loans  and  due during the  related  Remittance  Period and all other  amounts collected,  received  or  otherwise  recovered  in  respect of principal  on the Home  Equity  Loans  during or in respect of the related  Remittance  Period,  subject to reduction for any
                                                     Overcollateralization  Reduction  Amount  with  respect to the related Payment Date as described herein.

     E.  Payments of Excess Cash ..................  On   each   Payment   Date   with   respect   to   which   the
                                                     Overcollateralization  Amount  for the  Notes is less than the
                                                     Required  Overcollateralization  Amount for such Payment Date,
                                                     Excess Cash  derived from  Available  Funds,  if any,  will be paid on the  Notes in  reduction  of the Note  Balance,  up to the amount  necessary  for the  related  Overcollateralization
                                                     Amount      to     equal     the      applicable      Required
                                                     Overcollateralization  Amount.  "Excess  Cash" on any  Payment
                                                     Date will be equal to Available  Funds on such  Payment  Date, reduced  by the sum of (i) any  amounts  payable  to the  Note
                                                     Insurer for Insured  Payments  paid on prior Payment Dates and not yet  reimbursed  and for any unpaid Note Insurer  Premiums for prior Payment  Dates (in each case with  interest  thereon
                                                     at  the  Late  Payment   Rate  set  forth  in  the   Insurance
                                                     Agreement),  (ii) the Note

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                                                     Interest  for the  related  Payment  Date,  (iii)  the  Monthly
                                                     Principal for the related Payment Date and (iv) with respect to the first payment Date following the end of the Funding Period, all amounts remaining in the Pre-Funding  Account to the extent not used to purchase  Subsequent  Home Equity Loans during such
                                                     Funding Period. Any Excess Cash remaining after making required payments  on the Notes and to the Note  Insurer on any  Payment
                                                     Date as described  herein will be released to the  holder(s) of the Residual  Interest on such Payment Date, free from the lien of  the  Indenture  Trustee,  and  such  amounts  will  not  be available  to make any of the  payments  referred to in clauses
                                                     (i)-(iv) above on any subsequent Payment Date.

     F.  Overcollateralization Feature.............  Credit   enhancement   with  respect  to  the  Notes  will  be
                                                     provided in part by  overcollateralization  resulting from the
                                                     Aggregate  Principal  Balances of the Home Equity  Loans as of
                                                     the end of each Remittance  Period  exceeding the Note Balance for the related  Payment  Date (after  taking into account the
                                                     Monthly  Principal  and Excess Cash to be paid on such Payment
                                                     Date  in  reduction  of  the  Note  Balance).   The  Indenture
                                                     requires that this  Overcollateralization  Amount be increased
                                                     to,   and    thereafter    maintained    at,   the    Required
                                                     Overcollateralization  Amount.  This  increase and  subsequent
                                                     maintenance   is   intended   to  be   accomplished   by   the
                                                     application  of  monthly  Excess  Cash to  accelerate  the pay down  of the  Note  Balance  until  the  Overcollateralization
                                                     Amount  reaches  the  Required  Overcollateralization  Amount.
                                                     Such  applications  of Excess  Cash,  because  they consist of interest  collections  on  the  Home  Equity  Loans,  but  are distributed  as  principal  on the Notes,  will  increase  the
                                                     related        Overcollateralization        Amount.       Such
                                                     overcollateralization   is   intended  to  result  in  amounts
                                                     received  on the Home  Equity  Loans in excess  of the  amount necessary  to pay  Note  Interest  and the  Monthly  Principal
                                                     required  to be paid on the Notes on any  Payment  Date  being applied to reduce  the Note  Balance to zero no later than the
                                                     Stated Maturity of the Notes.

                                                     The "Overcollateralization Amount" for the Notes on any Payment
                                                     Date  will be  equal  to the  amount  by  which  the  Aggregate
                                                     Principal Balance of the Home Equity Loans as of the end of the
                                                     related  Remittance  Period  and any  amount in  deposit in the
                                                     Pre-Funding  Account at such time  disregarding any Pre-Funding
                                                     Earnings  exceed the Note  Balance for such  Payment Date after taking into account payments of Monthly Principal. "Pre-Funding
                                                     Account  Earnings"  means for any  Payment  Date in the Funding
                                                     Period,  the  actual  investment  earnings  earned  during  the
                                                     previous   calendar  month  on  the   Pre-Funding   Account  as
                                                     calculated   by   the   Indenture   Trustee.    The   "Required
                                                     Overcollateralization Amount" for the Notes on any Payment Date
                                                     will be equal to the amount specified as such in the Indenture.
                                                     The  "Overcollateralization  Surplus"  for  the  Notes  on  any
                                                     Payment  Date  will  be  the  amount,  if  any,  by  which  the
                                                     Overcollateralization  Amount on such  Payment Date exceeds the then  applicable  Required  Overcollateralization  Amount.  The
                                                     "Overcollateralization
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                                                     Deficit"  for the Notes on any Payment Date will be the amount, if any, by which the Note  Balance on such  Payment Date (after taking into account the Monthly Principal and Excess Cash to be paid on such Payment  Date in  reduction  of the Note  Balance)
                                                     exceeds the sum of the Aggregate  Principal Balance of the Home
                                                     Equity  Loans at the end of the related  Remittance  Period and any amount on deposit in the  Pre-Funding  Account at such time disregarding any Pre-Funding Earnings.

                                                     The   Indenture    generally   provides   that   the   Required
                                                     Overcollateralization   Amount  may,  over  time,  decrease  or
                                                     increase,   subject  to  certain  floors,   caps  and  triggers
                                                     including    triggers   that   allow   the   related   Required
                                                     Overcollateralization  Amount to  decrease or "step down" based on the  performance  of the Home Equity  Loans with  respect to certain  delinquency rate tests specified in the Indenture.  In addition,  Excess  Cash  will  be  applied  to the  payment  in reduction  of principal of the Notes during the period that the
                                                     Home Equity Loans are unable to meet certain tests specified in the Indenture based on delinquency  rates.  Any increase in the
                                                     Required   Overcollateralization   Amount   may  result  in  an
                                                     accelerated  amortization  of the  Notes  until  such  Required
                                                     Overcollateralization  Amount is reached,  and any  decrease in the  Required  Overcollateralization  Amount  will  result in a decelerated  amortization  of the  Notes  until  such  Required
                                                     Overcollateralization  Amount is reached.  See  "Description of the Notes--Overcollateralization Feature" herein.

     G.  Insurance Policy..........................  Financial  Security  Assurance Inc. (the "Note  Insurer") will
                                                     issue   a   certificate   guaranty   insurance   policy   (the
                                                     "Insurance  Policy"))  pursuant  to which it will  irrevocably and  unconditionally  guarantee  payment on each  Payment Date to the  Indenture  Trustee for the benefit of the  Noteholders of an  amount  equal  to the  related  Note  Interest  and any
                                                     Overcollateralization  Deficit  for  such  Payment  Date.  The amount  of the  actual  payment,  if  any,  made  by the  Note
                                                     Insurer  to the  Noteholders  under  the  Insurance  Policy on
                                                     each  Payment  Date  (the   "Insured   Payment")  is  the  sum
                                                     (without  duplication)  of (i)  any  shortfall  in the  amount required  to pay  the  related  Overcollateralization  Deficit for such Payment  Date from a source other than the  Insurance
                                                     Policy,  (ii) any shortfall in the amount  required to pay the related  Note  Interest  for such  Payment  Date from a source other than the  Insurance  Policy and (iii) any  shortfall  in the amount required to pay the related  Preference  Amount for such  Payment  Date  from a source  other  than the  Insurance
                                                     Policy.  The  effect of the  Insurance  Policy is to  guaranty the timely  payment of interest on, and the  ultimate  payment of the  principal  amount of the  Notes.  Notwithstanding  the foregoing,  the Note  Insurer is permitted at its sole option, but is not  required,  to pay any  losses in  connection  with the  liquidation of a Home Equity Loan in accordance  with the
                                                     Insurance Policy.

                                                     A "Preference  Amount" means any amount previously  distributed to a Noteholder  recovered  from such  Noteholder as
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                                                     a voidable  preference by a trustee in  bankruptcy  pursuant to the United States  Bankruptcy  Code in accordance with a final, nonappealable order of a court having competent jurisdiction.

                                                     Except upon the occurrence of a Note Insurer Default,  the Note
                                                     Insurer shall have the right to exercise  certain rights of the
                                                     Noteholders, as specified in the Indenture, without any consent of such  Noteholders;  and such  Noteholders  may exercise such rights only with the prior written consent of the Note Insurer, except as provided in the Indenture. In addition, to the extent of unreimbursed  payments under the Insurance Policy,  the Note
                                                     Insurer will be subrogated to the rights of the  Noteholders on which such Insured  Payments were made. In connection with each
                                                     Insured   Payment  on  a  Note,  the  Indenture   Trustee,   as
                                                     attorney-in-fact  for the holder  thereof,  will be required to assign to the Note Insurer the rights of such  Noteholder  with respect  to the  related  Note to the  extent  of such  Insured
                                                     Payment.  "Note Insurer Default" is defined under the Indenture as (x) the  failure  by the  Note  Insurer  to make a  required payment  under the  Insurance  Policy or (y) the  bankruptcy or insolvency of the Note Insurer. See "The Note Insurance Policy"
                                                     herein.

                                                     The Note  Insurer  is a New York  monoline  insurance  company
                                                     engaged  in  the  business  of  writing   financial   guaranty
                                                     insurance,  principally  in respect of  securities  offered in domestic  and  foreign  markets.  The  Note  Insurer's  claims paying ability is rated "Aaa" by Moody's  Investors  Services,
                                                     Inc.  ("Moody's)  and  "AAA"  by each  of  Standard  &  Poor's
                                                     Ratings  Services,  a division of The  McGraw-Hill  Companies,
                                                     Inc.  ("Standard & Poor's"),  Fitch  Investors  Service,  L.P.
                                                     ("Fitch"),  Japan Rating and Investment Information,  Inc. and
                                                     Standard  &  Poor's   (Australia)  Pty.  Ltd.  See  "The  Note
                                                     Insurer" herein.

     I.  Stated Maturity ..........................  The Stated Maturity for the Notes is  ____________  (which has been  determined  by adding  [18]  months to the last  Payment
                                                     Date  scheduled  for the  Initial  Home  Equity  Loan with the latest stated  maturity).  It is  anticipated  that the actual final  Payment  Date for the Notes  will  occur  significantly earlier  than the Stated  Maturity.  See  "Certain  Prepayment and Yield Considerations" herein.

Delinquency Advances
 and Compensating Interest:........................  Subject  to  the  Master  Servicer's  determination,   in  its
                                                     reasonable  business judgment,  that any proposed  Delinquency
                                                     Advance  not be  recoverable,  the  Master  Servicer  shall be required  to remit to the  Indenture  Trustee  for  deposit to the Note  Account out of the Master  Servicer's  own funds any
                                                     delinquent   payment  of   interest   with   respect  to  each
                                                     delinquent  Home Equity Loan,  which  payment was not received on or prior to the  related  Monthly  Remittance  Date and was
                                                     not  theretofore   advanced  by  the  Master  Servicer.   Such
                                                     amounts of the Master  Servicer's  own funds so deposited  are
                                                     "Delinquency   Advances."   Such   Delinquency   Advances  are
                                                     reimbursable  to  the  Master  Servicer,  as  provided  in the
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                                                     Servicing  Agreement.  To the extent that the Master  Servicer previously  has made  Delinquency  Advances  with respect to a
                                                     Home  Equity  Loan  that  the  Master  Servicer   subsequently
                                                     determines to be  nonrecoverable,  the Master  Servicer  shall
                                                     be  entitled  to  reimbursement   from  the  Trust.  See  "The
                                                     Servicing Agreement" herein.

                                                     If a  prepayment  in full of a Home Equity Loan or a Prepayment of at least  six times a  Mortgagor's  Monthly  Payment  occurs during any calendar month, any difference  between the interest collected from the Mortgagor in connection with such payoff and the full month's  interest at the Coupon Rate that would be due on the  related  due date  for  such  Home  Equity  Loan  (such difference,  the "Compensating  Interest" (but not in excess of the aggregate Servicing Fee for the related Remittance Period), will be required to be deposited to the  Principal and Interest
                                                     Account  (or  if  such  difference  is an  excess,  the  Master
                                                     Servicer  shall  retain  such  excess)  on the next  succeeding
                                                     Monthly  Remittance  Date by the Master  Servicer  and shall be included in the Monthly  Remittance Amount to be made available to  the  Indenture  Trustee  on  the  next  succeeding  Monthly
                                                     Remittance Date.

Servicing Advances:..................................Subject  to  the  Master   Servicer   determination,   in  its
                                                     reasonable  business  judgment,  that any proposed advance not be  recoverable,  the Master  Servicer will be required to pay all  "out  of  pocket"  costs  and  expenses  incurred  in the performance of its servicing obligations,  including,  but not limited to, (i)  expenditures  in connection with a foreclosed
                                                     Home   Equity   Loan   prior  to  the   liquidation   thereof,
                                                     including,  without  limitation,  expenditures for real estate
                                                     property   taxes,   hazard   insurance   premiums,    property
                                                     restoration or preservation  ("Preservation  Expenses"),  (ii)
                                                     the  cost  of  any   enforcement   or  judicial   proceedings,
                                                     including  foreclosures  and (iii) the cost of the  management and  liquidation of Property  acquired in  satisfaction of the related  Mortgage.  Such costs and  expenses  will  constitute
                                                     "Servicing  Advances."  The  Master  Servicer  may  recover  a
                                                     Servicing  Advance  from  the  Trust  as  provided  under  the
                                                     Servicing Agreement.  See "The Servicing Agreement" herein.

Monthly Servicing Fee:.............................  The Master  Servicer will retain a fee (the  "Servicing  Fee")
                                                     equal to 0.50% per annum,  payable  monthly at one-twelfth the annual  rate of the  then  outstanding  principal  balance  of each Home  Equity  Loan  serviced  as of the first day of each
                                                     Remittance  Period.  The Master  Servicer will also be able to retain  late  fees,  prepayment  charges,  and  certain  other amounts  and  charges as  additional  servicing  compensation.
                                                     The  Master   Servicer  will   compensate  the  Backup  Master
                                                     Servicer out of the Servicing Fee.

The Initial Home Equity Loans......................  The Initial Home Equity Loans  consist of _____  nonconforming home equity  loans,  of which _____ are fixed rate home equity loans  and __ are  adjustable  rate  home  equity  loans,  and
                                                     including  any  note  or  other   instrument  of  indebtedness
                                                     relating  thereto (each a "Mortgage  Note").  The
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                                                     Initial  Home Equity Loans are secured by first and second lien mortgages  or deeds of trust  primarily on  one-to-four  family residential  properties  located  in  __  states.  No  Combined
                                                     Loan-to-Value  Ratio  relating to any Initial  Home Equity Loan exceeded _____% as of the Cut-Off Date except for __ loans with
                                                     an   aggregate   Principal   Balance   of   $____________   (or
                                                     approximately  ____% of the Initial Aggregate Principal Balance
                                                     of  the  Initial  Home  Equity  Loans),  which  had a  Combined
                                                     Loan-to-Value  Ratio not greater than 125%. None of the Initial
                                                     Home  Equity  Loans  are  insured  by pool  mortgage  insurance policies  or  primary  mortgage  insurance  policies;  however,
                                                     certain   payments  of  interest  and   principal  due  to  the
                                                     Noteholders  are  insured by the Note  Insurer  pursuant to the
                                                     Note Insurance Policy. See "The Note Insurance Policy" herein.

                                                     As of the Cut-Off Date,  the average  Principal  Balance of the
                                                     Initial  Home  Equity  Loans was  $_________.  The  minimum and maximum Principal  Balances of the Initial Home Equity Loans as
                                                     of  the   Cut-Off   Date  were   $________   and   $__________,
                                                     respectively.  As of the Cutoff Date,  the interest  rates (the
                                                     "Coupon  Rates") of the Initial  Home Equity  Loans ranged from
                                                     _____% to  ______%;  the  weighted  average  Coupon Rate of the
                                                     Initial  Home  Equity  Loans  was  approximately  ______%;  the weighted  average Combined  Loan-to-Value  Ratio of the Initial
                                                     Home  Equity  Loans  was  approximately  _____%;  the  weighted average  remaining  term to maturity of the Initial Home Equity
                                                     Loans was approximately ___ months;  and the remaining terms to maturity of the Initial Home Equity Loans ranged from __ months to ___ months. As of the Cut-Off Date,  approximately _____% of the  aggregate  Principal  Balance of the  Initial  Home Equity
                                                     Loans were secured by first mortgages and  approximately  ____%
                                                     of the aggregate  Principal  Balance of the Initial Home Equity
                                                     Loans were  secured by second  mortgages.  Initial  Home Equity
                                                     Loans containing  "balloon" payments  represented not more than approximately  ____% of the aggregate  Principal Balance of the
                                                     Initial  Home Equity  Loans.  No Initial  Home Equity Loan will mature later than ________,  ____. See "Description of the Home
                                                     Equity Loans" herein.

                                                     As of the Cut-off Date, the weighted  average  remaining period to the next interest rate  adjustment  date for the  adjustable rate  Initial Home Equity  Loans was  approximately  __ months;
                                                     each  adjustable  rate  Initial  Home  Equity Loan will have an initial  payment  adjustment  __ months after the first payment date, an initial cap of ____% above the related  initial Coupon
                                                     Rate (except for _ loans with an aggregate Principal Balance as of the Cut-Off Date of  $__________  that adjust _ months after the first  payment  date and have an initial cap of ____% above the  related  initial  Coupon  Rate)  and  a  semi-annual  rate adjustment  cap of ____% above the then current  interest  rate for such adjustable rate Initial Home Equity Loan. The weighted average Coupon Rate of the adjustable  rate Initial Home Equity
                                                     Loans was approximately  ______% per annum.


                                                     The  adjustable  rate  Initial Home Equity Loans had a weighted average  gross margin as of the Cut-off  Date of  approximately
                                                     _____%.  The  initial  gross  margin  for the  adjustable  rate
                                                     Initial Home Equity  Loans  ranged from _____% to ______%.  The interest rates borne by the adjustable rate Initial Home Equity
                                                     Loans as of the  Cut-off  Date  ranged from _____% per annum to
                                                     ______% per annum. As of the Cut-off Date, the maximum rates at which interest may accrue on the  adjustable  rate Initial Home
                                                     Equity  Loans (the  "Maximum  Rates")  ranged from  ______% per annum to ______% per annum.  The  adjustable  rate Initial Home
                                                     Equity  Loans had a  weighted  average  Maximum  Rate as of the
                                                     Cut-off  Date of  approximately  ______%  per annum.  As of the
                                                     Cut-off Date, the minimum rates at which interest may accrue on the  adjustable  rate Initial  Home Equity Loans (the  "Minimum
                                                     Rates")  ranged from _____% per annum to ______% per annum.  As of the Cut-off Date, the weighted  average  Minimum Rate on the
                                                     Initial Home Equity Loans was approximately ______% per annum.


                                                     In addition to the Initial Home Equity Loans transferred to the
                                                     Issuer on the  Closing  Date,  the  Issuer  may  acquire  up to approximately  $____________  aggregate  Principal  Balance  in
                                                     Subsequent Home Equity Loans. The Subsequent Home Equity Loans,
                                                     if  available,  will be originated or purchased by the Sponsor, sold by the Sponsor in the ordinary course of its business,  to the  Seller  and by the  Seller in the  ordinary  course of its business, to the Transferor. The Transferor will then cause the
                                                     Subsequent  Home Equity Loans to be sold to the Depositor which will convey such interests to the Issuer.  The Subsequent  Home
                                                     Equity Loans, as well as all Home Equity Loans, must conform to certain specified characteristics.  See "--Pre-Funding Feature"
                                                     below.

Pre-Funding Feature................................  On  the  Closing  Date, approximately   $______________   (the
                                                     "Original  Pre-Funded  Amount")  will be  deposited  with  the
                                                     Indenture  Trustee  and used by the  Issuer  to  purchase  the
                                                     Subsequent  Home Equity  Loans.  The Issuer will be obligated, subject to the  satisfaction of certain  conditions  described herein,  to purchase  the  Subsequent  Home Equity  Loans from time  to  time  during  the  Funding  Period,  subject  to the availability  thereof.  In connection  with each purchase of a
                                                     Subsequent  Home Equity  Loan,  the Issuer will be required to pay to  the  Depositor  a cash  purchase  price  equal  to the
                                                     Principal  Balance  thereof  as of the  related  Cut-Off  Date from the  Pre-Funding  Account.  The Issuer may  purchase  the
                                                     Subsequent  Home Equity Loans only from the  Depositor and not from any other  person  and the  Depositor  may  purchase  the
                                                     Subsequent  Home Equity  Loans only from an  affiliate  of the
                                                     Transferor  and not from any other  person.  See  "Description of  the  Home  Equity  Loans--Conveyance  of  Subsequent  Home
                                                     Equity Loans" herein.

                                                     The "Funding  Period" is the period from the Closing Date until the  earliest of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $______, (ii) the date on which a Master Servicer  Termination  Event occurs under the
                                                     Servicing  Agreement  or  (iii)  July 31,  1998.  The  Original
                                                     Pre-Funded  Amount, as reduced from time to time by the  amount thereof applied to the purchase of Subsequent Home Equity Loans
                                                     is  referred  to  herein  as  the   "Pre-Funded   Amount."  Any
                                                     Pre-Funded  Amount remaining in the Pre-Funding  Account at the
                                                     end  of  the  Funding   Period  will  be   distributed  to  the
                                                     Noteholders as an additional  distribution  of principal on the
                                                     Payment Date which follows the end of the Funding Period.

Capitalized Interest Account.......................  On the  Closing  Date,  a portion of the  proceeds of the sale of the Notes will be  required to be  deposited  in an account
                                                     (the  "Capitalized  Interest  Account")  in  the  name  of the
                                                     Indenture  Trustee  on  behalf  of  the  Issuer.   The  amount
                                                     deposited   therein  will  be  used,  as  necessary,   by  the
                                                     Indenture  Trustee  during  the  Funding  Period  to fund  the
                                                     negative   carry  on  the  Pre-Funded   Amount.   Any  amounts
                                                     remaining in the Capitalized  Interest  Account on the Payment
                                                     Date  which  follows  the end of the  Funding  Period  and not used for such  purpose on such  Payment  Date are  required to be paid directly to the Transferor,  or an affiliate  thereof, on such Payment Date.

                                                     The Home Equity Loans have been originated  using  underwriting
                                                     standards  that  are  less  stringent  than  the   underwriting
                                                     standards applied by other mortgage loan purchase programs such as those  administered  by Fannie  Mae or by Freddie  Mac.  See
                                                     "Risk Factors--As a Result of the Underwriting Standards,  Home
                                                     Equity  Loans Are Likely to  Experience  Rates of  Delinquency,
                                                     Foreclosure   and   Bankruptcy   That  Are  Higher  Than  Those
                                                     Experienced  by  Home  Equity  Loans  Underwritten  in  a  More
                                                     Traditional Manner" herein.

Optional Redemption................................  The Master  Servicer  will have the right to purchase  all the
                                                     Home Equity  Loans on any  Monthly  Remittance  Date (each,  a
                                                     "Master  Servicer   Optional   Termination   Date")  when  the
                                                     aggregate  Principal  Balance of the Home  Equity  Loans as of
                                                     the end of the  preceding  Remittance  Period has  declined to
                                                     10% or less of the Initial  Aggregate  Principal  Balance plus
                                                     the   aggregate   outstanding   Principal   Balance   of   the
                                                     Subsequent  Home Equity Loans as of their  respective  Cut-Off
                                                     Dates (such sum, the "Maximum Collateral Amount"),).

Certain Federal Income Tax
Consequences.......................................  In  the  opinion  of  Tax  Counsel,  the  Issuer  will  not be
                                                     characterized   as  an  association   (or  a  publicly  traded
                                                     partnership)  taxable as a  corporation,  the Issuer  will not be a taxable  mortgage  pool,  the Notes  will  evidence  debt obligations  under  the  Internal  Revenue  Code of  1986,  as amended (the "Code"),  and interest  paid or accrued  thereon, including  original  issue  discount,  if any, will be taxable to  nonexempt  Noteholders.  Payments on Notes held by foreign persons  not  engaged in a U.S.  trade or  business  generally will be exempt from United  States  withholding  tax,  subject to compliance with  applicable  certification  procedures.  No election  will be made to treat  the  Issuer,  the Home  Equity
                                                     Loans,  or the  arrangement  by which the Notes are issued as a real estate mortgage  investment  conduit ("REMIC") for federal income tax purposes. By acceptance of its Note, each Noteholder will be  deemed  to have  agreed  to  treat  its Note as a debt instrument  for  purposes  of  federal  and state  income  tax, franchise tax and any other tax measured in whole or in part by income.

                                                     It is not  anticipated  that  the  Notes  will be  issued  with original  issue  discount as  described  in  "Material  Federal
                                                     Income   Tax   Consequences-Discount   and   Premium"   in  the
                                                     Prospectus.  The prepayment  assumption  that should be used in determining the rate of accrual of original issue discount,  if any, on the Notes is 25% HEP (as defined herein).  However,  no
                                                     representation   is  made  herein  as  to  the  rate  at  which
                                                     prepayments  actually will occur.  See "Certain  Prepayment and
                                                     Yield Considerations" herein.

                                                     The  Notes  will  not  represent   "real  estate  assets"  for
                                                     purposes  of  Section  856(c)(5)(A)  of the  Internal  Revenue
                                                     Code  of  1986,  as  amended,  or  "[l]oans.  . .  principally secured by an  interest in real  property"  within the meaning of Section 7701(a)(19)(C)(v) of the Code.

ERISA Considerations...............................  Subject  to  the   considerations   discussed   under   "ERISA
                                                     Considerations"  herein and in the  Prospectus,  the Notes may be  acquired  and held by  employee  benefit  plans  and other retirement  plans and  arrangements  subject to the provisions of the Employee  Retirement  Income  Security Act of 1974,  as
                                                     amended  ("ERISA"),  or  Section  4975 of the  Code  (each,  a
                                                     "Plan").  The Issuer  believes  that the Notes will be treated as debt obligations  without  significant  equity features for purposes of  regulations  of the Department of Labor set forth in 29 C.F.R.ss. 2510.3-101  (the  "Plan  Asset  Regulations").
                                                     Accordingly,  a  Plan  that  acquires  a  Note  should  not be treated  as having  acquired a direct  interest  in the assets of the Issuer  for  purposes  of the Plan  Asset  Regulations.
                                                     However,  even if the Notes are  treated as debt for  purposes of the Plan Asset  Regulations,  the acquisition or holding of
                                                     the  Notes  by  or  on  behalf  of  a  Plan  still   could  be
                                                     considered  to give  rise to a  prohibited  transaction  under certain  circumstances.  By  purchasing  a Note,  an  investor will be deemed to  represent  either (i) that it is not a Plan and  is not  acting  on  behalf  of a Plan  or  investing  the assets of a Plan or (ii) that its  purchase  and  holding of a
                                                     Note  will be  covered  by a  Department  of Labor  Prohibited
                                                     Transaction  Class  Exemption.   See  "ERISA   Considerations"
                                                     herein.

Legal Investment
Considerations.....................................  The Notes will not constitute  "mortgage  related  securities"
                                                     for  purposes of the  Secondary  Mortgage  Market  Enhancement
                                                     Act of  1984  ("SMMEA").  Institutions  whose  activities  are subject to review by federal or state  regulatory  authorities may be or may  become  subject to  restrictions,  which may be retroactively imposed by such regulatory  authorities,  on the investment by such  institutions  in certain forms of mortgage related  securities.  See  "Legal  Investment  Considerations"
                                                     herein and "Legal Investment" in the Prospectus.

Rating.............................................  It is a  condition  to the  issuance of the Notes that they be rated  "AAA" by  Standard  &  Poor's  and  "Aaa"  by  Moody's.
                                                     (Moody's  and Standard & Poor's are  collectively  referred to as  the  "Rating  Agencies").  A  security  rating  is  not  a recommendation  to buy,  sell or  hold  securities  and may be
                                                     subject  to  revision  or   withdrawal  at  any  time  by  the
                                                     assigning Rating Agency.  See "Rating of the Notes" herein.

Risk Factors.......................................  For a discussion  of all material  risk factors that should be considered by  prospective  investors in the Notes,  including
                                                     certain  yield  and  prepayment   risks,  see  "Risk  Factors"
                                                     herein and in the Prospectus.

                                  RISK FACTORS

         For a discussion of all material risk factors in connection with the purchase of the Notes, prospective investors should consider, among other things, the following risk factors (as well as the factors set forth under "Risk Factors" in the Prospectus). Any statistical information presented below is based upon the characteristics of the Initial Home Equity Loans as of the Cut-Off Date. Such information does not take into account Subsequent Additional Home Equity Loans and may vary as a result of the possibility that certain Home Equity Loans may prepay in full or be removed from the pool of Home Equity Loans prior to the Closing Date.

An Investment in the Notes May Be an Illiquid Investment which May Result in the Holder Holding Such Investment to Maturity

         There is currently no secondary market for the Notes. The Underwriter currently intends to make a market in the Notes, but it is under no obligation to do so. There can be no assurance that a secondary market will develop or, if a secondary market does develop, that it will provide the Noteholders with liquidity of investment or that it will continue for the life of the Notes.

Given Its Limited Operating History, The Sponsor Does Not Have Any Significant Historical Loss And Delinquency Data Relating To Its Home Equity Loan Portfolio

         The Sponsor began originating home equity loans in 1989. Prior to June 1997, the Sponsor sold all of its home equity loans in whole loan transactions on a servicing released basis and consequently, the Sponsor has limited historical loss and delinquency data relating to its home equity loan portfolio that may be referred to for purposes of estimating the future delinquency and loss experience of home equity loans similar to the Home Equity Loans being sold to the Issuer. See "The Sponsor and Master Servicer--Historical Servicing Experience of Master Servicer" herein.

The Master Servicer Has Limited Experience Servicing Home Equity Loans

         The servicing of home equity loans of the type originated or purchased by the Sponsor requires special skill and diligence. The Master Servicer has limited experience servicing home equity loans. In addition, the Master Servicer is not a Federal National Mortgage Association (" FNMA ") approved servicer of conventional home equity loans. Under the terms of the Servicing Agreement, the Master Servicer will be responsible for the servicing of all the Home Equity Loans and will directly service all of the Home Equity Loans. Any failure of the Master Servicer to adequately service the Home Equity Loans may result in a higher default rate which may result in accelerated prepayment on the Notes. In addition, the Servicing Agreement provides that if the Master Servicer is terminated, servicing of the Home Equity Loans will be transferred to the Master Backup Servicer or, unless a Note Insurer Default has occurred and is continuing, to another successor Master Servicer selected by the Note Insurer. See "The Servicing Agreement" herein. During and immediately following a servicing transfer, interruptions in servicing may occur and the Home Equity Loans may suffer a higher default rate which may result in accelerated prepayment on the Notes.

As a Result of the Underwriting Standards, Home Equity Loans Are Likely to Experience Rates of Delinquency, Foreclosure and Bankruptcy That Are Higher Than Those Experienced by Home Equity Loans Underwritten in a More Traditional Manner

         The Sponsor's underwriting standards generally are less stringent than those of FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC").)- with respect to a borrower's capacity, collateral and in certain other respects. The Home Equity Loans originated or acquired by the Sponsor will have been made to borrowers that typically have limited access to traditional mortgage financing for a variety of reasons, such as impaired past credit experience, limited credit history, insufficient home equity value, or a high level of debt-to-income ratios. As a result of this approach to underwriting, the Home Equity Loans sold to the Issuer are likely to experience higher rates of delinquencies, defaults and foreclosures than home equity loans underwritten in a more traditional manner.

         In addition, borrowers often have financing needs in excess of the amount that the Sponsor's first lien mortgage underwriting guidelines described under "The Sponsor and Master Servicer" herein would otherwise permit the Sponsor to finance. In such circumstances, the Sponsor frequently offers a "piggyback" second lien mortgage in addition to the Sponsor's first lien mortgage to finance such excess amount up to a maximum Combined Loan-to-Value-Ratio of 125%, and, with respect to any Home Equity Loans conveyed to the Issuer, up to a maximum Combined Loan-to-Value Ratio of 100% [(except for ____ loans which had a Combined Loan-to Value-Ratio not greater than 125%)]. Although the Trust Estate does not contain any such "piggyback" second lien mortgages secured by the same Properties that secure first lien mortgages that are included in the Trust Estate, approximately ____% of the aggregate Principal Balance of the Initial Home Equity Loans that are secured by first lien mortgages are subject to piggyback second lien mortgages. As a result, although the weighted average Combined Loan-to-Value Ratio of the Initial Home Equity Loans as of the Cutoff Date is approximately ___%, borrowers with piggyback second lien mortgages may have little or no equity in their homes. It is expected that borrowers of such nonconforming Home Equity Loans with little or no equity in their homes will have a higher incidence of default than borrowers of such nonconforming loans with substantial equity in their homes. Any increased prepayments on the Home Equity Loans resulting therefrom will be borne by the Noteholders.

         No assurance can be given that the values of the Properties will not decline from those on the dates the related Home Equity Loans were originated and any such decline could render the information set forth herein with respect to the Combined Loan-to-Value Ratios of such Home Equity Loans an unreliable measure of security for the related debt. If the residential real estate market should experience an overall decline in property values such that the outstanding Principal Balances of the Home Equity Loans become equal to or greater than the values of such Properties, the actual rate of delinquencies, foreclosures and losses on the related Home Equity Loans could be higher than those now generally experienced in the mortgage lending industry. Even assuming that the Properties provide adequate security for the Home Equity Loans, substantial delays could be encountered in connection with the foreclosure and liquidation of defaulted Home Equity Loans and corresponding delays in the receipt of related proceeds by Noteholders could occur. In the event that any Properties fail to provide adequate security for the related Home Equity Loans, any resulting losses will be covered by funds made available through operation of the overcollateralization feature described herein, or, if necessary, by amounts paid under the Insurance Policy to the extent of Note Interest due to the Noteholders on the related Payment Date and the amount of any Overcollateralization Deficit with respect to such Payment Date. See "Description of the Home Equity Loans" and "The Servicing Agreement" herein.

The Distribution of Property Characteristics May Result in Increased Prepayments

         The Sponsor originates nonconforming home equity loans secured by one-to-four-family residences, including townhomes and condominiums. The Sponsor's systems do not track the type of property securing its home equity loans and, consequently, there is no distribution provided herein of the type of Properties securing the Home Equity Loans. Certain property types such as single-family detached homes are generally considered better collateral than other types, such as townhomes, because of relative stability in resale value, the nature of the related Borrower, and other factors. There can be no assurance that the Properties securing the Home Equity Loans are not disproportionately comprised of less desirable property types. However, the Sponsor believes that a substantial majority of the Initial Home Equity Loans are secured by single-family detached homes. It is expected that borrowers with respect to less desirable property types will have a higher incidence of default than borrowers with respect to more desirable property types. Any increased prepayments on the Home Equity Loans resulting therefrom will be borne by the Noteholders.

Pre-Funding Account May Adversely Affect Investment.

         If the principal amount of eligible Subsequent Home Equity Loans available during the Funding Period and sold by the Depositor to the Issuer is less than 100% of the Original Pre-Funded Amount, a prepayment of principal to the Holders of the Notes will occur as described herein. In addition, any conveyance of Subsequent Home Equity Loans is subject to the following conditions, among others: (i) each such Subsequent Home Equity Loan must satisfy the representations and warranties specified in the agreement pursuant to which such Subsequent Home Equity Loans are caused to be transferred from the Transferor to the Depositor and from the Depositor to the Issuer (each a "Subsequent Transfer Agreement") and in the Loan Sale Agreement; (ii) the Transferor will not select such Subsequent Home Equity Loans in a manner that it believes is adverse to the interests of the Noteholders; (iii) the

Transferor will deliver or cause to be delivered certain opinions of counsel with respect to the validity of the conveyance of such Subsequent Home Equity Loans; and (iv) as of each Cut-Off Date applicable thereto, the Home Equity Loans, including the Subsequent Home Equity Loans to be conveyed by the Depositor to the Issuer as of such Cut-Off Date, will satisfy the criteria described herein under "Description of the Home Equity Loans--Conveyance of Subsequent Home Equity Loans" herein.

         To the extent that amounts on deposit in the Pre-Funding Account have not been fully applied to the purchase of Subsequent Home Equity Loans by the Issuer Estate by the end of the Funding Period, the Noteholders entitled to receive principal on the related Payment Date will receive a prepayment of principal in an amount equal to the amount remaining in the Pre-Funding Account on the Payment Date following the end of the Funding Period. Although no assurances can be given, the Transferor and Sponsor expect that the principal amount of Subsequent Home Equity Loans sold to the Depositor for sale to the Issuer will require the application of substantially all amounts on deposit in the Pre-Funding Account and that there will be no material Prepayment to the Noteholders from the Pre-Funding Account.

         Each Subsequent Home Equity Loan must satisfy the eligibility criteria referred to above at the time of its addition. Following the transfer of Subsequent Home Equity Loans to the Trust, the Transferor anticipates that the aggregate characteristics of the Home Equity Loans will not vary significantly from those of the Initial Home Equity Loans. See "Description of the Home Equity Loans--Conveyance of Subsequent Home Equity Loans" herein.

Home Equity Loans Secured by Second Liens May Result in Delays in Distributions or Losses

         Because the Home Equity Loans are secured in certain cases by second liens that are subordinate to the rights of the mortgagee or beneficiary under the related first mortgage or deed of trust, the proceeds from any liquidation, insurance or condemnation proceedings will be available to satisfy the outstanding balance of such a second Home Equity Loan only to the extent that the claims of such senior mortgagee or beneficiary have been satisfied in full, including any related foreclosure costs. In addition, a junior mortgagee may not foreclose on the property securing a second mortgage unless it forecloses subject to the senior mortgage, in which case it must either pay the entire amount due on the senior mortgage to the senior mortgagee at or prior to the foreclosure sale or undertake the obligation to make payments on the senior mortgage in the event the mortgagor is in default thereunder. In servicing second mortgages in its portfolio, it is generally the Sponsor's practice to satisfy the senior mortgage at or prior to the foreclosure sale. The Issuer will have no source of funds to satisfy the senior mortgage or make payments due to the senior mortgagee. The Master Servicer generally will be required to advance such amounts in accordance with the Servicing Agreement. See "The Servicing Agreement" herein.

         Even assuming that a Mortgaged Property provides adequate security for the related Home Equity Loan, substantial delays could be encountered in connection with the liquidation of a Home Equity Loan that is delinquent, and resulting shortfalls in distributions to Noteholders could occur. Liquidation expenses (such as legal fees, real estate taxes, and maintenance and preservation expenses) will reduce the proceeds payable to Noteholders and thereby reduce the security for the Home Equity Loans.

         Approximately _____% of the Initial Home Equity Loans by Principal Balance as of the Cut-Off Date are secured by second mortgages or deeds of trust. Home Equity Loans secured by second mortgages are entitled to proceeds that remain from the sale of the related Mortgaged Property after any related senior mortgage loan and prior statutory liens have been satisfied. In the event that such proceeds are insufficient to satisfy such loans and prior liens in the aggregate, the Issuer and, accordingly, the Noteholders, will bear (i) the risk of delay in distributions while a deficiency judgment against the borrower is sought and (ii) the risk of loss if the deficiency judgment cannot be obtained or is not realized upon. See "Certain Legal Aspects of Home Equity Loans" in the Prospectus.

Geographic Concentration of Properties May Result in Higher Losses if Particular Regions Experience Downturns

         _____% and _____% of the Initial Home Equity Loans (in each case by Initial Aggregate Principal Balance) are secured by Properties located in North Carolina and Virginia respectively. Adverse economic conditions in North Carolina or Virginia (which may not affect real property values) may affect the timely payment by borrowers of scheduled payments of principal and interest on such Home Equity Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses on such Home Equity Loans could be higher than those currently experienced in the mortgage lending industry in general.

Prepayment of the Home Equity Loans May Adversely Affect the Yield to Maturity of the Notes

         At least [90]% of the Initial Home Equity Loans may be prepaid by the related Mortgagors in whole or in part, at any time without payment of any prepayment fee or penalty. In addition, a substantial portion of the Initial Home Equity Loans contain due-on-sale provisions which, to the extent enforced by the Master Servicer, will result in prepayment of such Home Equity Loans. See "Certain Prepayment and Yield Considerations" herein and "Certain Legal Aspects of the Loans--Enforceability of Prepayment and Late Payment Fees" in the Prospectus. The rate of prepayments on Home Equity Loans is sensitive to prevailing interest rates. Generally, if prevailing interest rates fall significantly below the interest rates on the fixed rate home equity loans, the fixed rate home equity loans are likely to be subject to higher prepayment rates than if prevailing rates remain at or above the interest rates on the fixed rate home equity loans. In addition, in a declining interest rate environment, adjustable rate home equity loans could be subject to higher prepayment rates because of the availability of fixed rate home equity loans at the lower interest rates. Conversely, if prevailing interest rates rise significantly, the rate of prepayments on fixed rate and adjustable rate Home Equity Loans is likely to decrease. In addition, repurchases or purchases from the Issuer of Home Equity Loans required or permitted to be made by the Sponsor, [the Seller] and the Master Servicer under the Loan Sale Agreement, the Loan Transfer Agreement and the Servicing Agreement will have the same effect on the holders of the Notes as a prepayment of the Home Equity Loans. Further, since substantially all of the adjustable rate Home Equity Loans have initial payment adjustment dates two years after the related first payment date and an initial rate adjustment cap of 3% above the related initial Coupon Rate, borrowers under adjustable rate Home Equity Loans may be more likely either to prepay voluntarily or to default as a result of the potential for significantly higher payments following such initial adjustment.

         The average life of the Notes, and, if purchased at other than par, the yields realized by holders of the Notes will be sensitive to levels of payment (including prepayments relating to the Home Equity Loans (the "Prepayments")) on the Home Equity Loans.

         In general, the yield on a Note that is purchased at a premium from the outstanding principal amount thereof will be adversely affected by a higher than anticipated level of Prepayments of the Home Equity Loans and enhanced by a lower than anticipated level. Conversely, the yield on a Note that is purchased at a discount from the outstanding principal amount thereof will be enhanced by a higher than anticipated level of Prepayments and adversely affected by a lower than anticipated level. See "Certain Prepayment and Yield Considerations" herein.

         Prepayments, liquidations, repurchases and purchases of the Home Equity Loans will result in distributions to Noteholders of principal amounts that would otherwise be distributed over the remaining terms of the Home Equity Loans. The extent to which the yield to maturity of the Notes may vary from the anticipated yield will depend upon the degree to which it is purchased at a premium or discount and the degree to which the timing of payment thereon is sensitive to prepayments, liquidations, repurchases and purchases of Home Equity Loans. In the case of any Note purchased at a discount, an investor should consider the risk that a slower than anticipated rate of principal payments on the Home Equity Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Note purchased at a premium, the risk that a faster than anticipated rate of prepayments, liquidations, repurchases and purchases could result in an actual yield to such investor that is lower than the anticipated yield. Further, there can be no assurance that Noteholders will be able to reinvest distributions in respect of prepayments, liquidations, repurchases and purchases of the Home Equity Loans in securities or other instruments that have a yield comparable to that of the Note.

Credit Enhancement Does Not Apply to Prepayment Risk

         In general, the protection afforded by the Insurance Policy is protection for credit risk and not for prepayment risk. A claim may not be made under the Insurance Policy, in an attempt to guarantee or insure that any particular rate of prepayment is experienced by the Trust Estate. See "The Note Insurance Policy" herein.

Payments of Excess Cash May Affect the Yield to Maturity on the Notes

         Excess Cash will be paid in reduction of the Note Balance on each Payment Date to the extent the then applicable Required Overcollateralization Amount exceeds the Overcollateralization Amount on such Payment Date. If purchased at a premium or a discount, the yield to maturity on a Note will be affected by the rate at which Excess Cash is paid to Noteholders in reduction of the Note Balance. If the actual rate of such Excess Cash payments is slower than the rate anticipated by an investor who purchases a Note at a discount, the actual yield to such investor will be lower than such investor's anticipated yield. If the actual rate of such Excess Cash payments is faster than the rate anticipated by an investor who purchases a Note at a premium, the actual yield to such investor will be lower than such investor's anticipated yield. The amount of Excess Cash on any Payment Date will be affected by the actual amount of interest received, collected or recovered by the Master Servicer in respect of the Home Equity Loans during the related Remittance Period and such amount will be influenced by changes in the weighted average of the Coupon Rates resulting from prepayments and liquidations of Home Equity Loans and adjustments in the Coupon Rates of the adjustable rate Home Equity Loans. The amount of Excess Cash payments applied in reduction of the Note Balance on each Payment Date will be based on the then applicable Required Overcollateralization Amount, which may increase or decrease during the period the Notes remain outstanding. The Indenture generally provides that the Required Overcollateralization Amount may, over time, decrease or increase, subject to certain floors, caps and triggers including triggers that allow the related Required Overcollateralization Amount to decrease or "step down" based on the performance on the Home Equity Loans with respect to certain delinquency rate tests specified in the Indenture. Any increase in the Required Overcollateralization Amount may result in an accelerated rate of amortization of the Notes until the Overcollateralization Amount equals such Required Overcollateralization Amount and any decrease in a Required Overcollateralization Amount will result in a decelerated rate of amortization of the Notes until the Overcollateralization Amount equals such Required Overcollateralization Amount. See "Certain Prepayment and Yield Considerations" herein.

Notes are Non-Recourse Obligations

         The Notes will be non-recourse obligations solely of the Issuer and will not represent an obligation of or interest in the Sponsor, the Seller, the Master Servicer, the Owner Trustee, the Depositor, the Indenture Trustee, the Depositor, the Note Insurer or any of their respective affiliates, except as described herein. Neither the Notes nor the Home Equity Loans are or will be guaranteed or insured by any governmental agency or instrumentality, or by the Sponsor, the Seller, the Master Servicer, the Owner Trustee, the Depositor, the Indenture Trustee or any of their respective affiliates. The Notes are covered by the Insurance Policy, as and to the extent described under the caption "The
Note Insurance Policy" herein. The assets included in the Trust Estate payments under the Insurance Policy, if any, will be the sole source of payments on the Notes, and there will be no recourse to the Issuer, the Sponsor, the Seller, the Master Servicer, the Owner Trustee, the Depositor, the Indenture Trustee or any of their respective affiliates, or any other entity, in the event that such assets or payments are insufficient or otherwise unavailable to make all payments provided for under the Notes.

Book-Entry Registration May Reduce the Liquidity of the Notes

         Issuance of the Notes in book-entry form may reduce the liquidity of the Notes in the secondary trading market because investors may be unwilling to purchase Notes for which they cannot obtain physical certificates.

         Because transactions in the Notes can be effected only through DTC, Cedel, Euroclear, participating organizations, indirect participants and certain banks, the ability of a Beneficial Owner to pledge a Note to persons or entities that do not participate in the DTC, Cedel or Euroclear system, or otherwise to take actions in respect of such Note, may be limited due to lack of a physical certificate representing such Note.

         Beneficial Owners may experience some delay in their receipt of payments of interest of and principal on the Notes because such payments will be forwarded by the Indenture Trustee to DTC and DTC will credit such payments to the accounts of its Participants, which will thereafter credit them to the accounts of Beneficial Owners either directly or indirectly through indirect participants. See "Description of the Notes--Book-Entry Registration and Definitive Notes" herein; "ANNEX A: Global Clearance, Settlement and Tax Documentation Procedures" hereto and "Description of the Securities--Form of Securities" in the Prospectus.

Other Legal Considerations May Apply To The Origination, Servicing And Collection Of The Home Equity Loans.

         Applicable state laws generally regulate interest rates and other charges, require certain disclosures, and require licensing of the Sponsor. In addition, other state laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the Home Equity Loans. The Sponsor will be required to repurchase any Home Equity Loans which, at the time of origination, did not comply with applicable federal and state laws and regulations. Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the Trust to collect all or part of the principal of or interest on the Home Equity Loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the Sponsor to damages and administrative enforcement. See "Certain Legal Aspects of Loans" in the Prospectus.

         The Home Equity Loans are also subject to federal laws, including:

                  (i)......the Federal Truth in Lending Act and Regulation Z
promulgated thereunder, which require certain disclosures to the borrowers regarding the terms of the Home Equity Loans;

                  (ii).....the Equal Credit Opportunity Act and Regulation B
promulgated thereunder, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit; and

                  (iii)....the  Fair Credit  Reporting Act, which  regulates the use and reporting of information related to the borrower's credit experience.

         In addition, approximately ___% of the Home Equity Loans will be subject to the Riegle Community Development and Regulatory Improvement Act of 1994 (the "Riegle Act"), which incorporates the Home Ownership and Equity Protection Act of 1994. The Riegle Act adds certain additional provisions to Regulation Z, which is the implementing regulation of the Truth-in-Lending Act. These provisions impose additional disclosure and other requirements on creditors with respect to non-purchase money mortgage loans with high interest rates or high upfront fees and charges. In general, mortgage loans within the purview of the Riegle Act have annual percentage rates over 10% greater than the yield on Treasury Securities of comparable maturity and/or fees and points which exceed the greater of 8% of the total loan amount or $400. The provisions of the Riegle Act apply on a mandatory basis to all applicable mortgage loans originated on or after October 1, 1995. These provisions can impose specific statutory liabilities upon creditors who fail to comply with their provisions and may affect the enforceability of the related loans. In addition, any assignee of the creditor would generally be subject to all claims and defenses that the consumer could assert against the creditor, including, without limitation, the right to rescind the home equity loan. The Sponsor will represent and warrant in the Servicing Agreement that each Home Equity Loan was originated in compliance with all applicable laws including the Truth-in-Lending Act, as amended.

         Violations of certain provisions of these federal laws may limit the ability of the Sponsor to collect all or part of the principal of or interest on the Home Equity Loans and, in addition, could subject the Master Servicer or the Sponsor to damages and administrative enforcement. The Master Servicer will be required to repurchase any Home Equity Loans which, at the time of origination did not comply with such federal laws or regulations. See "Certain Legal Aspects of Loans" in the Prospectus.

Certain Origination Fees May Be Challenged in Legal Actions and, If Such Legal Actions Were Successful, Lead to a Reduction in the Principal Balance of the Home Equity Loan .

         Fees earned on the origination of loans, placement of related insurance and other services provided by the Sponsor are often paid by the borrower out of related loan proceeds. From time to time, in the ordinary course of their businesses, originators of mortgage loans have been named in legal actions brought by mortgagors challenging the amount or method of imposing or disclosing such fees. To date, no such action has been decided against the Sponsor. If such an action against the Sponsor with respect to any Home Equity Loan were successful, a court might require that the principal balances of the related Home Equity Loans be reduced by the amount of contested fees or charges. Any such reductions could result in substantial realized losses during one or more Remittance Periods, potentially requiring accelerated distributions in reduction of the Aggregate Principal Balance of the Home Equity Loans.

Risk Associated with the Note Insurer.

         If the protection afforded by over-collateralization is insufficient and if, upon the occurrence of a Overcollateralization Deficit, the Note Insurer is unable to meet its obligations under the Note Insurance Policy, then the holders of the Notes could experience a loss on their investment.



                            DESCRIPTION OF THE NOTES

         The Notes will be issued pursuant to the Indenture. The summaries of certain provisions of the Indenture set forth below and under the caption "The Agreements" in the Prospectus, while complete in material respects, do not purport to be exhaustive. For more details regarding the terms of the Indenture, prospective investors in the Notes are advised to review the Indenture, a copy of which the Seller will provide (without exhibits) without charge upon written request addressed to the Sponsor at 4830 Koger Boulevard, Greensboro, North Carolina 27407.

General

         The Notes will be secured by the Trust Estate created by the Indenture. The Notes represent non-recourse obligations of the Issuer, and proceeds of the assets in the Trust Estate and payments under the Insurance Policy, if any, will be the only sources of payments on the Notes. The Notes will not represent an interest in or obligation of the Sponsor, the Master Servicer, the Indenture Trustee, the Owner Trustee, the Depositor, the Underwriter, the Note Insurer, any of their respective affiliates or any other entity, and will not represent an interest in or recourse obligation of the Issuer.

         The assets of the Trust Estate will consist of (i) a pool of Home Equity Loans, which is comprised of fixed rate home equity loans and adjustable rate home equity loans secured by first and second lien mortgages or deeds of trust on the Properties, and including the related Mortgage Notes; (ii) all payments in respect of principal and interest on the Home Equity Loans (other than any principal or interest payments due thereon on or prior to the applicable Cut-off Date); (iii) security interests in the Properties; (iv) the Issuer's rights under the Sales Agreement and the Servicing Agreement; and (v) certain other property.

         All payments on the Notes will be made by or on behalf of the Indenture Trustee to each Noteholder of record on the Record Date for the related Payment Date. Payments on Notes issued in book-entry form will be made by or on behalf of the Indenture Trustee to DTC. Payments on Definitive Notes generally will be made either (i) by check mailed to the address of each Noteholder as it appears in the register maintained by the Indenture Trustee or (ii) by wire transfer of immediately available funds to the account of a Noteholder, if such Noteholder
(a) is the registered holder of Definitive Notes having an initial principal amount of at least $1,000,000 and (b) has provided the Indenture Trustee with wiring instructions in writing five days prior to the related Record Date or has provided the Indenture Trustee with such instructions for any previous Payment Date. A fee may be charged by the Indenture Trustee to a Noteholder of Definitive Notes for any payment made by wire transfer. Notwithstanding the above, the final payment in redemption of any Definitive Note will be made only upon presentation and surrender of such Definitive Note at the office or agency designated by the Indenture Trustee for that purpose.

         The Notes will be issued in denominations of not less than $25,000 principal amount and in integral dollar multiples of $1,000 in excess thereof, with the exception of one Note which may be issued in a lesser amount.

Book-Entry Registration and Definitive Notes

         The Notes initially will be Book-Entry Notes (the "Book-Entry Notes"). Beneficial Owners will hold such Notes through DTC, in the United States, or Cedel or Euroclear, in Europe, if they are participants of such systems, or indirectly through organizations that are participants in such systems. The Book-Entry Notes initially will be registered in the name of Cede & Co., the nominee of DTC. Cedel and Euroclear will hold omnibus positions on behalf of Cedel Participants and Euroclear Participants, respectively, through customers' securities accounts in Cedel's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank N.A. ("Citibank") will act as depositary for Cedel, and Morgan Guaranty Trust Company of New York ("Morgan") will act as depositary for Euroclear (Citibank and Morgan, in such capacities, individually the "Relevant Depositary" and collectively, the "European Depositaries"). Except as described below, no person acquiring a Book-Entry Note will be entitled to receive a Definitive Note. Unless and until Definitive Notes are issued, it is anticipated that the only "Noteholder" will be Cede & Co., as nominee of DTC or Citibank or Morgan, as nominees of Cedel and Euroclear, respectively. Beneficial Owners will not be Noteholders as that term is used in the Indenture. Beneficial Owners are permitted to exercise their rights only indirectly through DTC and its Participants (including Cedel and Euroclear).

         The beneficial ownership of a Book-Entry Note will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the Beneficial Owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Note will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the Beneficial Owner's Financial Intermediary is not a Participant and on the records of Cedel or Euroclear, as appropriate).

         Beneficial Owners will receive all payments of principal of, and interest on, the Notes from the Indenture Trustee through DTC and its Participants (including Cedel and Euroclear). While the Notes are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Notes and is required to receive and transmit payments of principal of, and interest on, such Notes. Participants and indirect participants with whom Beneficial Owners have accounts with respect to Book-Entry Notes are similarly required to make book-entry transfers and receive and transmit such payments on behalf of their respective Beneficial Owners. Accordingly, although Beneficial Owners will not possess certificates, the Rules provide a mechanism by which Beneficial Owners will receive payments and will be able to transfer their interests.

         Beneficial Owners will not receive or be entitled to receive certificates representing their respective interests in the Notes, except under the limited circumstances described below. Unless and until Definitive Notes are issued, Beneficial Owners who are not Participants may transfer ownership of Notes only through Participants and indirect participants by instructing such Participants and indirect participants to transfer Notes, by book-entry transfer, through DTC for the account of the purchasers of such Notes, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Notes will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Beneficial Owners.

         Because of time zone differences, credits of securities received in Cedel or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear Participants or Cedel Participants on such business day. Cash received in Cedel or Euroclear as a result of sales of securities by or through a Cedel Participant or Euroclear Participant will be received with value on the DTC settlement date but will be available in the relevant Cedel or Euroclear cash account only as of the business day following settlement in DTC. For information with respect to tax documentation procedures relating to the Notes, see "Material Federal Income Tax Consequences--Debt Securities Backup Withholding," and "--Foreign Investors" in the Prospectus and "--Information Reporting and Backup Withholding" in "ANNEX A: Global Clearance, Settlement and Tax Documentation Procedures--Certain U.S. Federal Income Tax Documentation Requirements" hereto.

         Transfers between Participants will occur in accordance with DTC Rules. Transfers between Cedel Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Cedel Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC Rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Cedel Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

         DTC, which is a New York-chartered limited purpose trust company, performs services for its participants ("Participants"), some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each Participant in the Book-Entry Notes, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Notes will be subject to the rules, regulations and procedures governing DTC and its Participants as in effect from time to time.

         Cedel is incorporated under the laws of Luxembourg as a professional depository. Cedel holds securities for its participating organizations ("Cedel Participants") and facilitates the clearance and settlement of securities transactions between Cedel Participants through electronic book-entry changes in accounts of Cedel Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Cedel in any of 28 currencies, including United States Dollars. Cedel provides to its Cedel Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Cedel interfaces with domestic markets in several countries. As a professional depositary, Cedel is subject to regulation by the Luxembourg Monetary Institute. Cedel Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Cedel is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Cedel Participant, either directly or indirectly.

         Euroclear was created in 1968 to hold securities for its participants ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants, through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled through Euroclear in any of 32 currencies, including United States Dollars. Euroclear provides various other services, including securities lending and borrowing, and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

         The Euroclear Operator is the Belgian branch of a New York banking corporation that is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System (the "Federal Reserve Board") and the New York State Banking Department, as well as the Belgian Banking Commission.

         Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

         Payments on the Book-Entry Notes will be made on each Payment Date by the Indenture Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable Participants in accordance with DTC's normal procedures. Each Participant will be responsible for disbursing such payments to the Beneficial Owners that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the Beneficial Owners that it represents.

         Under a book-entry format, Beneficial Owners may experience some delay in their receipt of payments because such payments will be forwarded by the Indenture Trustee to Cede & Co. Payments with respect to Notes held through Cedel or Euroclear will be credited to the cash accounts of Cedel Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such payments will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Material Federal Income Tax Consequences--Debt Securities," "--Backup Withholding," and "--Foreign Investors" in the Prospectus and "--Information Reporting and Backup Withholding" in "ANNEX A: Global Clearance, Settlement and Tax Documentation Procedures--Certain U.S. Federal Income Tax Documentation Requirements" hereto. Because DTC has indicated that it will act only on behalf of Financial Intermediaries, the ability of Beneficial Owners to pledge Book-Entry Notes to persons or entities that do not participate in the depository system or otherwise take actions in respect of such Book-Entry Notes may be limited due to the lack of physical certificates representing such Book-Entry Notes. In addition, issuance of the Book-Entry Notes in book-entry form may reduce the liquidity of such Notes in the secondary market because certain potential investors may be unwilling to purchase Notes for which they cannot obtain physical certificates.

         The monthly and annual statements with respect to the Home Equity Loans and the Notes as described under "--Reports to Noteholders" herein will be provided by the Indenture Trustee to Cede & Co., as nominee of DTC and a Noteholder, and may be made available by such entity to Beneficial Owners upon request, in accordance with the Rules, and to the Financial Intermediaries to whose DTC accounts the related Book-Entry Notes are credited.

         DTC has advised the Indenture Trustee that, unless and until Definitive Notes are issued, DTC will take any action permitted to be taken by a Noteholder under the Indenture only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Notes are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Notes. Cedel or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Noteholder under the Indenture on behalf of a Cedel Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Notes that conflict with actions taken with respect to other Notes.

         Definitive Notes will be issued in registered form to Beneficial Owners, or their nominees, rather than to DTC, only if (i) DTC or the Issuer advises the Indenture Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as nominee and depositary with respect to the Notes and the Issuer or the Indenture Trustee is unable to locate a qualified successor, (ii) the Issuer, at its option, advises the Indenture Trustee that it elects to terminate the book-entry system through DTC, or (iii) after a Note Event of Default under the Indenture, the Beneficial Owners representing not less than 51% of the Note Balance of the Book-Entry Notes advise the Indenture Trustee and DTC that the book-entry system is no longer in the best interests of such Beneficial Owners. Upon issuance of Definitive Notes to Beneficial Owners, such Notes will be transferable directly (and not exclusively on a book-entry basis) and registered holders will deal directly with the Indenture Trustee with respect to transfers, notices and payments. See "Description of the Securities--General" in the Prospectus.

         Upon the occurrence of any of the events described in the immediately preceding paragraph, the Indenture Trustee will be required to use its best efforts to notify all Beneficial Owners of the occurrence of such event and the availability through DTC of Definitive Notes. Upon surrender by DTC of the global certificates representing the

Book-Entry Notes and instructions for re-registration, the Indenture Trustee will issue Definitive Notes and thereafter the Indenture Trustee will recognize the holders of such Definitive Notes as Noteholders under the Indenture.

         Although DTC, Cedel and Euroclear have agreed to the foregoing procedures in order to facilitate transfer of Notes among participants of DTC, Cedel and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

Assignment of Home Equity Loans

         The Initial Home Equity Loans were, and the Subsequent Home Equity Loans will be, originated by the Sponsor or acquired by the Sponsor through its network of retail branches, brokers and correspondents, sold to the Seller in the ordinary course of the Sponsor's business and transferred by the Seller in the ordinary course of the Seller's business to the Transferor. On the Closing Date, with respect to the Initial Home Equity Loans (and on the related Subsequent Transfer Date, with respect to the Subsequent Home Equity Loans), the Transferor will cause such interests to be conveyed to the Depositor who in turn will convey such interests to the Issuer.

         At the time of issuance of the Notes, the Issuer will pledge all of its right, title and interest in and to the Home Equity Loans, including all principal and interest due on each such Home Equity Loan after the applicable Cut-off Dates, without recourse, to the Indenture Trustee pursuant to the Indenture as collateral for the Notes; provided, however, that the Seller will reserve and retain all its right, title and interest in and to principal and interest due on such Home Equity Loan on or prior to the applicable Cut-off Date (whether or not received on or prior to such Cut-off Date), and to prepayments received on or prior to the applicable Cut-off Date. The Indenture Trustee, concurrently with such assignment, will authenticate and deliver the Notes at the direction of the Issuer in exchange for, among other things, the Home Equity Loans.

         In connection with the transfer and assignment of the Home Equity Loans on the Closing Day or the Subsequent Transfer Date, as applicable, the Indenture will require the Issuer:

         (i) to deliver without recourse to the Indenture Trustee or an affiliate of the Indenture Trustee (the "Custodian") on behalf of the Indenture Trustee on the Closing Date or the Subsequent Transfer Date, as applicable, identified in the schedule of Home Equity Loans (the "Schedule of Home Equity Loans") (A) the original Mortgage Notes, endorsed in blank or to the order of the Indenture Trustee, (B) (I) the original title insurance commitment or a copy thereof certified as a true copy by the closing agent or the Sponsor, or if available, the original title insurance policy or a copy certified by the issuer of the title insurance policy or (II) the attorney's opinion of title, (C) originals or copies of all intervening assignments, if any, certified as true copies by the closing agent or the Sponsor, showing a complete chain of title from origination to the Indenture Trustee, including warehousing assignments, if recorded, (D) originals of all assumption and modification agreements, if any and (E) either: (1) the original Mortgage, with evidence of recording thereon (if such original Mortgage has been returned to Sponsor from the applicable recording office) or a copy (if such original Mortgage has not been returned to Sponsor from the applicable recording office) of the Mortgage certified as a true copy by the closing agent or the Sponsor or (2) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost or retained by the recording office;

         (ii) to cause, within 60 days following the Closing Date or the Subsequent Transfer Date, as applicable, assignments of the Mortgages to "The Chase Manhattan Bank, as Indenture Trustee of First Greensboro Home Equity Loan Trust 1998-1 under the Indenture dated as of June __, 1998" to be submitted for recording in the appropriate jurisdictions; provided, however, that the Issuer shall not be required to prepare any assignment of mortgage for a Mortgage with respect to which the original recording information has not yet been received from the recording office; provided, further, that the Issuer shall not be required to record an assignment of a mortgage if the Issuer furnishes to the Indenture Trustee, the Note Insurer and the Rating Agencies, on or before the Closing Date or the Subsequent Transfer Date, as applicable, with respect to the Home Equity Loans, at the Issuer's expense, an opinion of counsel with respect to the relevant jurisdiction that such recording is not required to perfect the Indenture Trustee's interests in the related Mortgages Loans (in form satisfactory to the Indenture Trustee, the Note Insurer and the Rating Agencies); and

         (iii) to deliver the title insurance policy, the original Mortgages and such recorded assignments, together with originals or duly certified copies of any and all prior assignments (other than unrecorded warehouse assignments), to the Custodian on behalf of the Indenture Trustee within 15 days of receipt thereof by the Issuer (but in any event, with respect to any Mortgage as to which original recording information has been made available to the Issuer, within one year after the Closing Date or the Subsequent Transfer Date, as applicable, as the case may be).

         The Indenture Trustee will agree, for the benefit of the Noteholders, to cause the Custodian to review each Mortgage File within 45 days after the Closing Date or the Subsequent Transfer Date, as applicable, as the case may be (or the date of receipt of any documents delivered to the Indenture Trustee after the Closing Date), to ascertain that all required documents (or certified copies of documents) have been executed and received.

         If the Custodian on behalf of the Indenture Trustee during such 45-day period finds any document constituting a part of the documents delivered to the Indenture Trustee pursuant to the Loan Sale Agreement (the "Mortgage File," which is not properly executed, has not been received, is unrelated to the Home Equity Loans or that any Home Equity Loan does not conform in a material respect to the description thereof as set forth in the Schedule of Home Equity Loans, the Custodian on behalf of the Indenture Trustee will be required to promptly notify the Depositor, the Seller, the Sponsor, the Noteholders and the Note Insurer. The Seller and Sponsor will agree in the Servicing Agreement to use reasonable efforts to remedy a material defect in a document constituting part of a Mortgage File of which it is so notified by the Custodian on behalf of the Indenture Trustee. If, however, within 90 days after such notice to it respecting such defect the Seller shall not have remedied the defect and the defect materially and adversely affects the interest in the related Home Equity Loan of the Noteholders or the Note Insurer, the Seller or Sponsor will be required on the next succeeding Monthly Remittance Date to (or will cause an affiliate of the Seller to) (i) substitute in lieu of such Home Equity Loan a Qualified Replacement Mortgage (as such is defined in the Loan Sale Agreement)and deliver an amount equal to the excess, if any, of the Principal Balance of the Home Equity Loan being replaced over the outstanding principal balance of the replacement Home Equity Loan plus interest (the "Substitution Amount") to the Indenture Trustee on behalf of the Trust as part of the Monthly Remittance remitted by the Master Servicer on such Monthly Remittance Date or
(ii) purchase such Home Equity Loan at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered to the Trust along with the Monthly Remittance Amount remitted by the Master Servicer on such Monthly Remittance Date.

         In addition to the foregoing, the Custodian on behalf of the Indenture Trustee has agreed to make a review during the 12th month after the Closing Date indicating the current status of the exceptions previously indicated on the pool certification (the "Final Certification"). After delivery of the Final Certification, the Custodian, on behalf of the Indenture Trustee and the Master Servicer shall provide to Note Insurer no less frequently than monthly updated certifications indicating the then current status of exceptions, until all such exceptions have been eliminated.

Payments on the Notes

         Payments on the Notes will be made by the Indenture Trustee (in such capacity, the "Paying Agent") on each Payment Date, commencing with the Payment Date in July, 1998, to Noteholders as of the Record Date in an amount equal to the product of such Noteholders' Percentage Interest and the amount paid in respect of the Notes. The "Percentage Interest" represented by any Note will be equal to the percentage obtained by dividing the aggregate principal balance of such Note by the Note Balance.

         On each Payment Date, the Paying Agent will be required to pay the following amounts, in the following order of priority, out of Available Funds:

                  (a) to the Note Insurer, the aggregate amount necessary to reimburse the Note Insurer for any unreimbursed payments of Insured Payments (together with interest thereon at the Late Payment Rate specified in the Insurance Agreement) in respect of the Notes on prior Payment Dates and the amount of any unpaid Note Insurer Premiums for prior Payment Dates (together with interest thereon at the Late Payment Rate specified in the Insurance Agreement); provided, however, that the
         Note Insurer shall be paid unreimbursed Insured Payments and unpaid
         Note Insurer Premiums (and any interest thereon) only after

         Noteholders have received Note Interest and any Overcollateralization Deficit with respect to such Payment Date;

                  (b) to the Noteholders, Note Interest with respect to such Payment Date;

                  (c) to the Noteholders, the amount of Monthly Principal for the Notes with respect to such Payment Date, in reduction of the Note Balance until such Note Balance is reduced to zero;

                  (d) to the Noteholders, on the first payment Date following the end of the Funding Period, all amounts remaining in the Pre-Funding Account to the extent not used to purchase Subsequent Home Equity Loans during such Funding Period;

                  (e) to the Noteholders, in reduction of the Note Balance, the amount, if any, equal to the Excess Cash Payment with respect to such Payment Date; and

                  (f) to the Note Insurer, any amounts due and owing under the Insurance Agreement that are not described in clause (a) above.

Any Available Funds remaining after application in the manner specified above will be released to the holder(s) of the Residual Interest on such Payment Date, free from the lien of the Indenture Trustee, and such amounts will not be available to make payments on the Notes or payments to the Note Insurer on any subsequent Payment Date.

         In the event that, with respect to a particular Payment Date, Available Funds on such date are not sufficient to pay any portion of Note Interest, the Indenture Trustee will file a claim on the Insurance Policy in an amount equal to such deficiency and apply the Insured Payment in respect of such claim to the payment of the deficiency in such Note Interest. In addition, the Indenture Trustee will file a claim on the Insurance Policy in an amount equal to any Overcollateralization Deficit on a Payment Date (after taking into account payments in respect of Monthly Principal and Excess Cash on such Payment Date) and apply the portion of the Insured Payment related to such Overcollateralization Deficit to reduce the Note Balance on such Payment Date by the amount of such Overcollateralization Deficit. Any Insured Payment paid in respect of the Notes to make up any Overcollateralization Deficit shall be paid to the Noteholders, in reduction of the Note Balance, until such Note Balance is reduced to zero.

         In no event will the aggregate payments of principal to Noteholders exceed the Original Note Balance.

         "Note Interest" for any Payment Date will be an amount equal to interest accrued during the related Interest Period at the Note Interest Rate on the Note Balance as of the preceding Payment Date (after giving effect to the payment, if any, in reduction of principal made on the Notes on such preceding Payment Date).

         All calculations of interest on the Notes will be computed on the basis of a year of 360 days and of twelve 30 day months.

         The "Note Interest Rate" for each Interest Period prior to the Initial Redemption Date will be a per annum rate equal to _____%, and for each Interest Period thereafter, a per annum rate equal to _____%.

         The "Note Balance" will equal, as of any Payment Date, the Original Note Balance less all Monthly Principal and Excess Cash paid to the Noteholders on previous Payment Dates in reduction of the Note Balance (exclusive, for the sole purpose of effecting the Note Insurer's subrogation rights, of payments made by the Note Insurer in respect of any Overcollateralization Deficit under the Insurance Policy, except to the extent reimbursed to the Note Insurer pursuant to the Indenture).

         "Monthly Principal" for any Payment Date will be an amount equal to the Principal Remittance Amount reduced by the amount of any Overcollateralization Reduction Amount with respect to such Payment Date.

         "Principal Remittance Amount" means, as of any Monthly Remittance Date, the sum, without duplication, of the following: (i) the principal actually collected by the Master Servicer with respect to Home Equity Loans during the related Remittance Period, (ii) the Principal Balance of each such Home Equity Loan that was purchased from the Indenture Trustee prior to such Monthly Remittance Date, to the extent such Principal Balance was actually deposited in the Principal and Interest Account, (iii) any Substitution Amounts relating to principal delivered by the Sponsor or Seller in connection with a substitution of a Home Equity Loan, to the extent such Substitution Amounts were actually deposited in the Principal and Interest Account on or prior to such Monthly Remittance Date, and (iv) the principal portion of all Net Liquidation Proceeds actually collected by the Master Servicer with respect to such Home Equity Loans during the related Remittance Period (to the extent such Net Liquidation Proceeds related to principal).

         The "Principal Balance" means, with respect to each Home Equity Loan and as of any date of determination, the actual outstanding principal balance thereof on the Cut-Off Date with respect to the Initial Home Equity Loans, or relevant Subsequent Cut-Off Date with respect to the Subsequent Home Equity Loans, excluding payments of principal due prior to the Cut-Off Date or Subsequent Cut-Off Date, as the case may be, whether or not received, less any principal payments relating to such Home Equity Loan included in previous Monthly Remittance Amounts, provided, however, that the Principal Balance for any Home Equity Loan that has become a Liquidated Loan shall be zero as of the first day of the Remittance Period following the Remittance Period in which such Home Equity Loan becomes a Liquidated Loan, and at all times thereafter.

         "Determination Date" means, as to any Payment Date, the last day of the Remittance Period relating to such Payment Date.

         "Liquidation Proceeds" means, with respect to any Liquidated Loan, all amounts (including the proceeds of any Insurance Policy) recovered by the Master Servicer in connection with such Liquidated Loan, whether through trustee's sale, foreclosure sale or otherwise.

         "Prepayment" means any payment of principal of a Home Equity Loan which is received by the Master Servicer in advance of the scheduled due date for the payment of such principal and which is not accompanied by an amount of interest representing the full amount of scheduled interest due in any month or months subsequent to the month of prepayment. Substitution Amounts, the portion of the purchase price of any Home Equity Loan required to be repurchased or substituted by the Sponsor pursuant to the Loan Sale Agreement or purchased by the Master Servicer pursuant to the Servicing Agreement representing principal and the proceeds of any Insurance Policy which are to be applied as a payment of principal on the related Home Equity Loan shall be deemed to be Prepayments.

         "Liquidated Loan" means any Home Equity Loan as to which a Final Recovery Determination has been made.

         "Final Recovery Determination" means, with respect to any defaulted Home Equity Loan or REO Property (other than a Home Equity Loan purchased by the Sponsor, the Transferor, the Depositor or the Master Servicer), a determination made by the Master Servicer that all Liquidation Proceeds which the Master Servicer, in its reasonable business judgment expects to be finally recoverable in respect thereof have been so recovered or that the Master Servicer believes in its reasonable business judgment the cost of obtaining any additional recoveries therefrom would exceed the amount of such recoveries.

         "Available Funds" with respect to any Payment Date will consist of the sum of the amounts described in clauses (a) through (g) below, less (i) the Administrative Fee Amount in respect of such Payment Date, (ii) Servicing Advances previously made that are reimbursable to the Master Servicer (other than those included in liquidation expenses for any Liquidated Loan and already reimbursed from the related Liquidation Proceeds) in such Remittance Period to the extent permitted by the Servicing Agreement and (iii) the aggregate amounts
(A) deposited into the Principal and Interest Account or Note Account that may not be withdrawn therefrom pursuant to a final and nonappealable order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code and that would otherwise have been included in Available Funds on such Payment Date and (B) received by the Indenture Trustee that are recoverable and sought to be recovered from the Issuer as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final nonappealable order of a court of competent jurisdiction:

                  (a) all scheduled payments of interest received with respect to the Home Equity Loans and due during the related Remittance Period and all other interest payments on or in respect of the Home Equity Loans received by or on behalf of the Master Servicer during the related Remittance Period, net of amounts representing interest accrued on such Home Equity Loans in respect of any period prior to the applicable Cut-off Dates, plus any Compensating Interest Payments made by the Master Servicer in respect of the related Home Equity Loans and any net income from related REO Properties for such Remittance Period;

                  (b) all scheduled payments of principal received with respect to the Home Equity Loans and due during the related Remittance Period and all other principal payments (including Prepayments received or deemed to be received during the related Remittance Period in respect of the Home Equity Loans;

                  (c) the aggregate of any proceeds from or in respect of any policy of insurance covering a Mortgaged Property that are received during the related Remittance Period and applied by the Master Servicer to reduce the Principal Balance of the related Home Equity Loan ("Insurance Proceeds") (which proceeds will include any deductible payable by the Master Servicer with respect to a blanket insurance policy pursuant to the Servicing Agreement and the proceeds from any fidelity bond or errors and omission policy pursuant to the Servicing Agreement, net of any component thereof covering any expenses incurred by or on behalf of the Master Servicer and specifically reimbursable under the Servicing Agreement);

                  (d) the aggregate of any other proceeds received by the Master Servicer during the related Remittance Period in connection with the liquidation of any Mortgaged Property securing a Home Equity Loan, whether through trustee's sale, foreclosure or otherwise (including any Insurance Proceeds to the extent not duplicative of amounts in clause
         (c) above) ("Liquidation Proceeds"), less expenses incurred by the Master Servicer (including unreimbursed servicing expenses and Delinquency Advances relating to such Home Equity Loan in connection with the liquidation of such Home Equity Loan ("Net Liquidation Proceeds");

                  (e) the aggregate of the amounts received in respect of any Home Equity Loans that are required or permitted to be repurchased, released, removed or substituted by the Sponsor during the related Remittance Period as described in "--Assignment of Home Equity Loans" and "Servicing of the Home Equity Loans" herein, to the extent such amounts are received by the Indenture Trustee on or before the related Monthly Remittance Date;

                  (f) the aggregate of amounts deposited in the Note Account by the Indenture Trustee, the Issuer or the Note Insurer, as the case may be, during such Remittance Period in connection with redemption of the Notes as described under "--Redemption of the Notes" herein.

                  (g) the aggregate of amounts deposited in the Note Account from the Capitalized Interest Account and the Pre-Funding Account.

Note Account

         Pursuant to the Indenture, the Indenture Trustee shall establish and maintain an account (the "Note Account") from which all payments with respect to the Notes will be made. As described below, not later than the Monthly Remittance Date, the Master Servicer will be required pursuant to the Servicing Agreement to wire transfer to the Indenture Trustee for deposit in the Note Account the sum (without duplication) of all amounts on deposit in the Principal and Interest Account that constitute any portion of Available Funds for the related Payment Date. See "Description of Securities--Payments of Principal -- Payments of Interest" in the Prospectus.

         Investment of Note Account. All or a portion of the Note Account may be invested and reinvested by the Indenture Trustee in one or more Eligible Investments bearing interest or sold at a discount. The Indenture Trustee or any affiliate thereof may be the obligor on any investment in the Note Account which otherwise qualifies as a Eligible Investment. No investment in the Note Account may mature later than the Business Day preceding the Payment Date.

         The Indenture Trustee will not in any way be held liable by reason of any insufficiency in any Note Account resulting from any loss on any Eligible Investment included therein (except to the extent the Indenture Trustee is the obligor thereon or manages or advises such Eligible Investment).

         All income or other gain from investments in the Note Account will not be available to Noteholders or otherwise subject to any claims or rights of the Noteholders and will be held in the Note Account for the benefit of the Master Servicer, subject to withdrawal from time to time as permitted by the Indenture. Any loss resulting from such investments will be for the account of the Master Servicer. The Master Servicer will be required to deposit the amount of any such loss immediately upon the realization of such loss to the extent such loss will not be offset by other income or gain from investments in the Note Account and then available for such application.

         Eligible Investments. The Indenture will define "Eligible Investments" generally as follows:

         (a) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, FHLMC senior debt obligations, and FNMA senior debt obligations, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

         (b) Federal Housing Administration debentures;

         (c) FHLMC participation certificates which guaranty timely payment of principal and interest and senior debt obligations;

         (d) Consolidated senior debt obligations of any Federal Home Loan
Banks;

         (e) FNMA mortgage-backed securities (other than stripped mortgage securities which are valued greater than par on the portion of unpaid principal) and senior debt obligations;

         (f) Federal funds, certificates of deposit, time deposits, and bankers' acceptances (having original maturities of not more than 365 days) of any domestic bank, the short-term debt obligations of which have been rated A-1 by Standard & Poor's and P-1 by Moody's;

         (g) Deposits of any bank or savings and loan association (the long-term deposit rating of which is Baa3 or better by Moody's and BBB by Standard & Poor's) which has combined capital, surplus and undivided profits of at least $50,000,000 which deposits are insured by the FDIC and held up to the limits insured by the FDIC;

         (h) Repurchase agreements collateralized by securities described in
(a), (c), or (e) above with any registered broker/dealer subject to the Securities Investors Protection Corporation's jurisdiction and subject to applicable limits therein promulgated by Securities Investors Protection Corporation or any commercial bank, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed short-term or long-term obligation rated P-1 or Aa2, respectively, or better by Moody's and A-1+ or AA, respectively, or better by Standard & Poor's, provided:

         a. A master repurchase agreement or specific written repurchase agreement governs the transaction, and

         b. The securities are held free and clear of any lien by the Indenture Trustee or an independent third party acting solely as agent for the Indenture Trustee, and such third party is (a) a Federal Reserve Bank,
         (b) a bank which is a member of the FDIC and which has combined capital, surplus and undivided profits of not less than $125 million, or (c) a bank approved in writing for such purpose by the Insurer, and the Indenture Trustee shall have received written confirmation from such third party that it holds such securities, free and clear of any lien, as agent for the Indenture Trustee, and

         c. A perfected first security interest under the Uniform Commercial Code, or book entry procedures prescribed at 31 CFR 306.1 et seq. or 31 CFR 350.0 et seq., in such securities is created for the benefit of the Indenture Trustee, and

         d. The repurchase agreement has a term of thirty days or less and the Indenture Trustee will value the collateral securities no less frequently than weekly and will liquidate the collateral securities if any deficiency in the required collateral percentage is not restored within two business days of such valuation, and

         e. The fair market value of the collateral securities in relation to the amount of the repurchase obligation, including principal and interest, is equal to at least 106%.

         (i) Commercial paper (having original maturities of not more than 270 days) rated in the highest short-term rating categories of Standard & Poor's and Moody's;

         (j) Investments in no load money market funds rated AAAm or AAAm-G by Standard & Poor's and Aaa by Moody's; and

         (k) Any other investment permitted by each of the Rating Agencies and the Note Insurer.

         No instrument described above shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument. The interest and principal payments with respect to such instrument shall provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations. Furthermore, all Eligible Investments shall mature at par on or prior to the next succeeding Payment Date unless otherwise specified in the Indenture and none purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.

         The Indenture Trustee may purchase from or sell to itself or an affiliate, as principal or agent, the Eligible Investments listed above. All Eligible Investments in a trust account under the Indenture shall be made in the name of the Indenture Trustee for the benefit of the Noteholders and the Note Insurer.

Overcollateralization Feature

         Credit enhancement with respect to the Notes will be provided in part by overcollateralization resulting from the Aggregate Principal Balances of the Home Equity Loans as of the end of each Remittance Period exceeding the Note Balance for the related Payment Date (after taking into account the Monthly Principal and Excess Cash to be paid on such Payment Date in reduction of the Note Balance). The Indenture requires that this Overcollateralization Amount be increased to, and thereafter maintained at, the Required Overcollateralization Amount. This increase and subsequent maintenance is intended to be accomplished by the application of monthly Excess Cash to accelerate the pay down of the Note Balance until the Overcollateralization Amount reaches the Required Overcollateralization Amount. Such applications of Excess Cash, because they consist of interest collections on the Home Equity Loans, but are distributed as principal on the Notes, will increase the related Overcollateralization Amount. Such overcollateralization is intended to result in amounts received on the Home Equity Loans in excess of the amount necessary to pay Note Interest and the Monthly Principal required to be paid on the Notes on any Payment Date being applied to reduce the Note Balance to zero no later than the Stated Maturity of the Notes.

         The "Excess Cash" on any Payment Date will be equal to Available Funds for such Payment Date, reduced by the sum of (i) any amounts payable to the Note Insurer for Insured Payments paid on prior Payment Dates and not yet reimbursed and for any unpaid Note Insurer Premiums for prior Payment Dates (in each case with interest thereon at the Late Payment Rate set forth in the Insurance Agreement), (ii) the Note Interest for the related Payment Date, (iii) the Monthly Principal for the related Payment Date and (iv) with respect to the first payment date following the end of the Funding Period, all amounts remaining in the Pre-Funding Account to the extent not used to purchase Subsequent Home Equity Loans during such Funding Period.

         The "Overcollateralization Amount" with respect to any Payment Date is the amount, if any, by which (x) the Aggregate Principal Balance of the Home Equity Loans as of the end of the related Remittance Period and any amount in deposit in the Pre-Funding Account at such time disregarding any Pre-Funding Earnings exceeds (y) the Note Balance as of such Payment Date after taking into account payments of Monthly Principal made on such Payment Date. The required level of the Overcollateralization Amount with respect to any Payment Date (the "Required Overcollateralization Amount") will be equal to the amount specified as such in the Indenture. The Indenture generally provides that the Required Overcollateralization Amount may, over time, decrease or increase, subject to certain floors, caps and triggers including triggers that allow the related Required Overcollateralization Amount to decrease or "step down" based on the performance on the Home Equity Loans with respect to certain delinquency rate tests specified in the Indenture. In addition, Excess Cash will be applied to the payment in reduction of principal of the Notes during the period that the Home Equity Loans are unable to meet certain tests specified in the Insurance Agreement based on delinquency rates. Any increase in the applicable Required Overcollateralization Amount may result in an accelerated amortization of the Notes until such Required Overcollateralization Amount is reached. Conversely, any decrease in the Required Overcollateralization Amount will result in a decelerated amortization of the Notes until such Required Overcollateralization Amount is reached.

         The application of Excess Cash to reduce the Note Balance on any Payment Date will have the effect of accelerating the amortization of the Notes relative to the amortization of the Home Equity Loans in the Trust Estate.

         In the event that the Required Overcollateralization Amount is permitted to decrease or "step down" on any Payment Date in the future, the Indenture will provide that all or a portion of the Excess Cash that would otherwise be paid to the Notes on any such Payment Date in reduction of the Note Balance will be released to the holder(s) of the Residual Interest.

         With respect to any Payment Date, an "Overcollateralization Surplus" means, the amount, if any, by which (x) the Overcollateralization Amount for such Payment Date exceeds (y) the then applicable Required Overcollateralization Amount for such Payment Date. As a technical matter, an Overcollateralization Surplus may result even prior to the occurrence of any decrease or "step down" in the Required Overcollateralization Amount because the Notes will be entitled to receive 100% of collected principal on the Home Equity Loans, even though the Note Balance will, as a result of the accelerated amortization caused by the application of the Excess Cash, be less than the Aggregate Principal Balance of the Home Equity Loans, in the absence of any Realized Losses on the Home Equity Loans.

         The Indenture will provide that, on any Payment Date, all amounts collected on the Home Equity Loans in respect of principal to be applied on such Payment Date will be paid to Noteholders in reduction of the Note Balance on such Payment Date, except as provided above with respect to any Payment Date for which there exists an Overcollateralization Surplus. If any Home Equity Loan became a Liquidated Loan during such prior Remittance Period, the Net Liquidation Proceeds related thereto and allocated to principal may be less than the Principal Balance of the related Home Equity Loan; the amount of any such deficiency is a "Realized Loss." In addition, the Indenture will provide that the Principal Balance of any Home Equity Loan that becomes a Liquidated Loan shall equal zero. The Indenture will not require that the amount of any Realized Loss be paid to Noteholders on the Payment Date following the event of loss. However, the occurrence of a Realized Loss will reduce the Overcollateralization Amount for the Notes, and will result in more Excess Cash, if any, being paid on the Notes in reduction of the Note Balance on subsequent Payment Dates than would be the case in the absence of such Realized Loss.

         Overcollateralization and the Insurance Policy. The Indenture will require the Indenture Trustee to file a claim for an Insured Payment under the Insurance Policy not later than 12:00 noon (New York City time) on the third Business Day prior to any Payment Date as to which the Indenture Trustee has determined that an Overcollateralization Deficit with respect to the Notes will occur for the purpose of applying the proceeds of such Insured Payment as a payment of principal to the Noteholders on such Payment Date. With respect to any Payment Date, an "Overcollateralization Deficit" will mean the amount, if any, by which (x) the Note Balance, after taking into account all payments to be made on such Payment Date in reduction thereof, including any Excess Cash payments, exceeds (y) the sum of Aggregate Principal Balance of the Home Equity Loans as of the end of the applicable Remittance Period. Accordingly, the Insurance Policy is similar to the provisions described above with respect to the overcollateralization provisions insofar as the Insurance Policy guarantees ultimate collection of the full amount of the Note Balance, rather than current payments of the amounts of any Realized Losses to the Noteholders. Investors in the Notes should realize that, under certain loss or delinquency scenarios, they may temporarily receive no payments in reduction of the Note Balance.

Reports to Noteholders

         Concurrently with each payment to Noteholders, the Indenture Trustee will mail a statement to each Noteholder, the Note Insurer and the Underwriter in the form required by the Indenture and setting forth the following information (to the extent the Master Servicer makes such information (other than the information described in clause (b) below) available to the Indenture Trustee):

         (a) the amount of such payment to the Noteholders on the related Payment Date allocable to (i) Monthly Principal (separately setting forth Prepayments) and (ii) any Excess Cash payment;

         (b) the amount of such payment to the Noteholders on such Payment Date allocable to Note Interest;

         (c) the Note Balance after giving effect to the payment of Monthly Principal and any Excess Cash applied to reduce the Note Balance on such Payment Date;

         (d) the Aggregate Principal Balance of the Home Equity Loans as of the end of the related Remittance Period;

         (e) the aggregate of the Principal Balances of the Home Equity Loans in foreclosure or other similar proceedings or in which the borrower is in bankruptcy and the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure as of the end of the related Remittance Period;

         (f) the number and aggregate principal balances of Home Equity Loans
(a) 30-59 days Delinquent, (b) 60-89 days Delinquent and (c) 90 or more days Delinquent, as of the close of business on the last Business Day of the calendar month immediately preceding the Payment Date, (d) the numbers and aggregate Principal Balances of all of all Home Equity Loans as of such Payment Date, after giving effect to any payment of principal on such Payment Date, as of the close of business on the last day of the Remittance Period immediately preceding the Payment Date and (e) the percentage that each of the amounts represented by clauses (a), (b) and (c) represent as a percentage of the respective amounts in clause (d);

         (g) the status and the number and dollar amounts of all Home Equity Loans in foreclosure proceedings as of the close of business on the last Business Day of the calendar month immediately preceding such Payment Date, separately stating, for this purpose, all Home Equity Loans with respect to which foreclosure proceedings were commenced in the immediately preceding calendar month;

         (h) the number of Mortgagors and the Principal Balances of the related Mortgages involved in bankruptcy proceedings as of the close of business on the last Business Day of the calendar month immediately preceding such Payment Date;

         (i) the cumulative Realized Losses incurred on the Home Equity Loans from the Startup Day to and including the Remittance Period immediately preceding the Payment Date;

         (j) the amount of Net Liquidation Proceeds realized on the Home Equity Loans during the Remittance Period immediately preceding the Payment Date;

         (k) the Annual Loss Percentage (Rolling Twelve Month) with respect to such Payment Date;

         (l) the 60+ Delinquency Percentage (Rolling Three Month) with respect to such Payment Date;

         (m) the aggregate amount of the Monthly Servicing Fee paid to or retained by the Master Servicer for the related Remittance Period;

         (n) the aggregate Principal Balance of the three largest outstanding Home Equity Loans subject to this Indenture as of the related Determination Date;

         (o) the total of any Substitution Amounts and any Loan Purchase Price amounts included in such distribution;

         (p)      the weighted average Coupon Rate of the Home Equity Loans;

         (q)      [the amount of any Carry-Forward Amounts;]

         (r) during the Funding Period, the Loan Balance of the Subsequent Home Equity Loans added to the Trust during the related Remittance Period;

         (s) during the Funding Period, the remaining Pre-Funded Amount as of the last day of the Remittance Period; and

         (t) such other information as the Note Insurer or any Owner may reasonably request with respect to Delinquent Home Equity Loans.

         In the case of information furnished pursuant to clauses (a), (b) and
(c) above, the amounts shall be expressed as a dollar amount per Note with a $1,000 principal denomination.

         Within 90 days after the end of each calendar year, the Indenture Trustee will mail to each person who at any time during such calendar year was a Noteholder and to the Underwriter, if requested in writing by any such person, a statement containing the information set forth in clauses (a) and (b) above, aggregated for such calendar year or, in the case of each person who was a Noteholder for a portion of such calendar year, setting forth such information for each month thereof. Such obligation of the Indenture Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished by the Indenture Trustee to Noteholders pursuant to any requirements of the Code as are in force from time to time.

Redemption of the Notes

         Optional Redemption. The Notes will be subject to redemption, in whole but not in part, at the option of the Master Servicer, on or after the first Payment Date (such date, the "Initial Redemption Date") on which the Aggregate Principal Balance of the Home Equity Loans has declined to less than 10% of the Maximum Collateral Amount (the date on which the Notes are to be redeemed, the "Redemption Date").

         The Notes will be redeemed at a redemption price of 100% of the then outstanding Note Balance, plus accrued but unpaid interest thereon through the end of the Interest Period immediately preceding the related Payment Date; provided, however, that no redemption may take place unless, in connection with such redemption, any amounts due and owing to the Note Insurer under the Insurance Agreement are paid in full to the Note Insurer. There will be no prepayment premium in connection with such a redemption. Notice of an optional redemption of the Notes must be mailed by the Indenture Trustee to the Noteholders and the Note Insurer at least ten days prior to the Payment Date set for such redemption.

         The payment on the final Payment Date in connection with the redemption of the Notes shall be in lieu of the payment otherwise required to be made on such Payment Date in respect of the Notes.

Payments to the Holder(s) of the Residual Interest

         On each Payment Date, any portion of Available Funds remaining after making payments of interest and principal due on the Notes and other distributions required on such Payment Date will be released to the holder(s) of the Residual Interest, free of the lien of the Indenture Trustee. Such amounts will not be available to make payments on the Notes or payments to the Note Insurer on any subsequent Payment Date. It is anticipated that the Residual Interest will be held by the Transferor, or an affiliate thereof.

The Indenture Trustee

         The Chase Manhattan Bank, a New York banking corporation, will be the Indenture Trustee under the Indenture. The Indenture will provide that the Indenture Trustee is entitled to the Indenture Trustee Fee and reimbursement of certain expenses. The Chase Manhattan Bank will also act as successor servicer under the Servicing Agreement and, upon a termination of the Master Servicer and the Backup Master Servicer, shall be obligated to succeed to the obligations of the Master Servicer or to appoint an eligible successor servicer.

         The Indenture also will provide that the Indenture Trustee may resign at any time, upon notice to the Issuer, the Master Servicer, the Note Insurer and any Rating Agency, in which event the Issuer will be obligated to appoint a successor Indenture Trustee acceptable to the Note Insurer. The Issuer, with the prior consent of the Note Insurer, may remove the Indenture Trustee if the Indenture Trustee ceases to be eligible to continue as such under the Indenture or if the Indenture Trustee becomes insolvent. Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee will not become effective until acceptance of the appointment by the successor Indenture Trustee. The Indenture will provide that the Indenture Trustee is under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the Noteholders, unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. The Indenture Trustee may execute any of the rights or powers granted by the Indenture or perform any duties thereunder either directly or by or through its agents or attorneys; provided, however, the Indenture Trustee shall remain liable for the performance of all of its duties. Pursuant to the Indenture, the Indenture Trustee is not liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized by an authorized officer of any person or within its rights or powers under the Indenture. The Indenture Trustee and any director, officer, employee or agent of the Indenture Trustee may rely and will be protected in acting or refraining from acting in good faith in reliance on any certificate, notice or other document of any kind prima facie properly executed and submitted by the authorized officer of any person respecting any matters arising under the Indenture. The Indenture Trustee will be indemnified by the Master Servicer for certain losses and other events to the extent described in the Servicing Agreement.

Voting

         Unless otherwise specified in the Indenture, with respect to any provisions of the Indenture providing for the action, consent or approval of the Noteholders evidencing specified "Voting Interests," each Noteholder will have a Voting Interest equal to the Percentage Interest represented by such Noteholder's Note. Unless a Note Insurer Default has occurred and is continuing, the Voting Interests of the Noteholders will be exercised solely by or with the consent of the Note Insurer.

Note Events of Default

         An Event of Default with respect to the Notes shall occur if, on any Payment Date, after taking into account all payments made in respect of the Notes on such Payment Date, the Note Interest for such Payment Date remains unpaid or an Overcollateralization Deficit still exists with respect to the Notes. See "The Agreements--Events of Default; Rights upon Event of Default" in the Prospectus for a description of the circumstances under which a default on the Notes, other than a payment default, may occur. For a description of the rights of Noteholders in connection with any Event of Default with respect to the Notes, see "The Agreements--Events of Default; Rights upon Event of Default" in the Prospectus. In the absence of a failure by the Note Insurer to pay Insured Payments, no acceleration of the maturity of the Notes shall be permitted without the consent of the Note Insurer.

                                   THE ISSUER

         The Issuer is a Delaware business trust established by the Depositor pursuant to the Trust Agreement. After the Closing Date, the Residual Interest representing all of the beneficial ownership interest in the Issuer will be held by the Transferor an affiliate thereof. The principal office of the Issuer is located in Wilmington, c/o the Owner Trustee, Rodney Square North, 1100 North Market Street, Wilmington, DE 19890, Attention: Corporate Trust

Administration. The Issuer does not have, nor is it expected in the future to have, any significant assets, other than the assets included in the Trust Estate.

                         THE SPONSOR AND MASTER SERVICER

General

         First Greensboro Home Equity, Inc., a North Carolina corporation is a specialty consumer finance company founded in 1989 that engages in originating, purchasing and selling primarily nonconforming home equity loans, both directly and through a wholly owned subsidiary, Miracle Mortgage Inc., d.b.a. New World Mortgage ("New World" and, together with First Greensboro Home Equity, Inc., "First Greensboro"), acquired by First Greensboro Home Equity, Inc. in October 1997. Since inception, First Greensboro has focused on lending to individuals who have substantial equity in their homes but have impaired or limited credit histories. The loans by First Greensboro to these borrowers are made for such purposes as debt consolidation, refinancing, home improvement or educational expenses. Substantially all of First Greensboro's loans are secured by first or second mortgage liens on one-to-four family residences, have amortization schedules ranging from 5 years to 30 years. Although First Greensboro's home equity loans primarily bear interest at fixed rates, New World offers variable rate and fixed rate home equity loans and First Greensboro Home Equity, Inc. has begun underwriting variable rate home equity loans since its acquisition of New World.

         First Greensboro originates mortgage loans primarily through First Greensboro Home Equity, Inc.'s retail network of 51 branch offices located in twelve states in the Southeast and Midwest regions operated under the First Greensboro name and through New World's seven branch offices located in Utah, Idaho and Nevada. In addition, First Greensboro also obtains loans on a wholesale basis from approved mortgage brokers and purchases loans on a correspondent basis from selected financial institutions. First Greensboro's strategy is to utilize these different origination channels to generate growth in the volume of loans originated or purchased while diversifying its sources of loans and maintaining emphasis on its underwriting standards. First Greensboro Home Equity, Inc.'s total loan originations and purchases increased from $139.7 million in 1995 to $246.9 million in 1996 and $379.1 million in 1997 and were $184.4 million during the first four months of 1998. Of First Greensboro Home Equity, Inc.'s total loan production during the first four months of 1998, 81.5% were originated through First Greensboro Home Equity, Inc.'s branch office network, 12.3% were purchased through brokers and 6.2% were purchased from financial institutions. The acquisition of New World was made in furtherance of First Greensboro's growth and diversification strategy. In addition to allowing First Greensboro to enter the new markets of Utah, Idaho and Nevada with an established operation and experienced personnel, First Greensboro expects New World to generate significant increases in loan volume. In 1997, New World's originations and purchases of mortgage loans equaled $75.9 million. First Greensboro also evaluates products that it believes are complementary to its existing loan offerings and that may enable it to utilize its experience in the nonconforming home equity loan sector to achieve additional growth. In furtherance of this strategy, First Greensboro acquired a conforming loan broker in 1996 to originate loans for customers that could qualify for conventional bank financing and it currently is expanding into the origination and purchase of Title I home improvement loans insured by the United States Department of Housing and Urban Development.

         First Greensboro's customers generally place a premium on a high degree of personalized service and fast response to their loan applications. As a result, First Greensboro endeavors, consistent with its underwriting guidelines, to grant preliminary approval of applications within 24 hours of receipt and complete the funding of loans within 14 to 21 days of preliminary approval, whether the loan application originates through its retail network or from a broker or financial institution. In addition, First Greensboro's branch personnel, underwriting staff and loan processors follow loans through each step in the application and closing process.

         First Greensboro believes that the depth and experience of its management team enables it to compete effectively. The five members of First Greensboro's senior management team average over 16 years of experience in the consumer finance and/or mortgage lending business. In addition, in October 1996, Centura Banks, Inc. ("Centura"), a bank holding company with over $6.3 billion in total assets and headquartered in Rocky Mount, North Carolina, purchased 49% of the outstanding common stock of First Greensboro. First Greensboro's board of directors consists of four members of First Greensboro's senior management, five persons affiliated with Centura, one unaffiliated member who is president of another mortgage bank and one unaffiliated member who is an attorney.

         As of May 19 1998, First Greensboro had 676 full and part-time employees. First Greensboro's headquarters are located at 4830 Koger Blvd. in Greensboro, North Carolina 27407 and its telephone number is (910) 855-4925.

Credit and Underwriting Guidelines

         Loans are underwritten in accordance with First Greensboro's underwriting guidelines. The underwriting process is intended to assess the prospective mortgagor's willingness and ability to repay the loan and the value and adequacy of the real property security as collateral for the loan. While First Greensboro's primary consideration in underwriting a mortgage loan is the mortgagor's employment stability and debt-to-income ratio, the value of the mortgaged property relative to the amount of the mortgage loan is also a critical factor. In addition, First Greensboro considers, among other things, a mortgagor's credit history and repayment ability, as well as the type and use of the mortgaged property.

         First Greensboro's loan program includes (i) a full documentation ("Full Documentation") program, (ii) a stated income from the application ("Stated 1003") program which was developed as a streamlined documentation program but is also used for wage earners who have a second job paying cash and
(iii) a non-income qualified ("NIQ") program for prospective self-employed mortgagors whose income shown on their application cannot be verified with tax returns. Under each of these programs, First Greensboro reviews the loan applicant's source of income, calculates the amount of income from sources indicated on the loan application or similar documentation, reviews the credit history of the applicant, calculates the debt- to-income ratio to determine the applicant's ability to repay the loan, reviews the type and use of the property being financed and reviews the property for compliance with its underwriting standards.

         Loan applications are evaluated by members of First Greensboro's underwriting department and applicants with less favorable evaluations generally are offered loans with higher interest rates and lower Loan-to-Value Ratios. The following is a general description of the loan criteria used by First Greensboro's underwriting staff:

         "A" Risk. Under the "A" risk category, First Greensboro offers several different products to prospective mortgagors. The standard "A" risk product is the "A-80" (for 80% Loan-to-Value Ratio) which allows a maximum of up to two 30-day late payment on the prospective mortgagor's existing mortgage in the last 12 months, installment and revolving credit having no more than one 30-day late on major credit ($750 or more) and three 30-day late payments and one 60-day late payments on minor credit (less than $750) in the last 24 months. Bankruptcies must be discharged for at least two years with re-established good credit. Prospective mortgagors are generally required to have remained in the same line of work for the previous two years. The prospective mortgagor's mortgage history generally must be current on his or her credit report. Other delinquent collections indicated on the credit report cannot exceed $1,000 and judgments, liens or charge-offs are generally not acceptable.

         The "Super A" product is a preferred rate product for the prospective mortgagor who falls under the "A+" category. The prospective mortgagor must not have any 30-day late payments on their credit history for the preceding 24 months and a maximum of three 30-day late payments on their credit history on revolving and installment debt in the preceding two years. The prospective borrower may not have any charge-offs, liens, judgments and may not have any bankruptcies within the past five years. Where there are two or more prospective mortgagors, the primary prospective mortgagor's credit score is the one used for the purposes of determining the maximum Loan-to-Value Ratio. A primary prospective mortgagor is classified as the prospective co-mortgagor with the highest income. If two or more prospective mortgagors are each applying to qualify individually, the prospective mortgagor with the lower income must have a minimum credit score of 600. Loan-to-Value Ratios range from 80% for a credit score of 640 to 95% for a credit score of 700 or more. First Greensboro determines which credit scores to use according to a state by state preferred repository list.

         This is a first lien product on owner occupied properties. No manufactured housing is allowed. Prospective mortgagors are required to have two years of current employment history, verifiable income and a maximum debt-to-income ratio of 45%. Generally, co-mortgagors must have a minimum combined monthly income of $4,000. However, where the prospective mortgagor has been in the same field of employment and has an otherwise satisfactory level of disposable income, exceptions may be made with respect to current employment history and income requirements.

         Other products in the "A" risk category are similar to the A-80 product with the interest rate and Loan-to-Value Ratio being the main variables. Credit requirements tighten on "A" risk products with greater than 80% Loan-to-Value Ratios generally to no derogatory ratings on mortgages and major credit with minor credit remaining the same as the A-80 product. Under this category, the maximum Loan-to-Value Ratio is 95% for first lien mortgage loans and the maximum Combined Loan-to-Value Ratio generally is 100% for second lien mortgage loans.

         "A" risk products range from minimum loan amounts of $15,000 with respect to first lien mortgages and $1,000 with respect to second lien mortgages to a maximum of $650,000 with exception to $700,000. Bankruptcies generally are not allowed for the higher Loan-to-Value Ratio products in the "A" risk category. NIQ and Stated 1003 products permit Loan-to-Value Ratios of 80% and 70%, respectively.

         "B" Risk. Under the "B" risk category, the most widely used product is the 80% Loan-to-Value Ratio loan, the "B-80." Mortgage credit history generally may have a maximum of three 30-day late payments in the last twelve months on the existing mortgage and up to six 60-day cumulative derogatories in the last two years on revolving and installment debt. Bankruptcies must have been discharged for at least two years with re-established good credit. Prospective mortgagors are generally required to have been employed in their current position for at least one year and to have at least two years of experience within the same field of employment. Other delinquent collections indicated on the credit report generally cannot exceed $2,000 and judgments, liens or charge-offs over $500 generally are not permitted within the previous 24 months.

         There are also 75% and 85% Loan-to-Value Ratio products in the "B" risk category. Like the "A" risk product, credit requirements tighten on products with Loan-to-Value Ratios exceeding 80% while requirements are less stringent for products with Loan-to-Value Ratios less than 80%. The NIQ and Stated 1003 products have 70% and 65% respectively Loan-to-Value Ratios. The minimum loan amount under this product category is $10,000 with respect to first lien mortgages and $1,000 with respect to second lien mortgages and the maximum loan amount is $400,000.

         "C" Risk. First Greensboro has five products under the "C" risk category, with the most widely used product being the "C-80," the 80% Loan-to-Value Ratio product. There may be a maximum of four 30-day, one 60-day and no 90-day delinquent payments on the prospective mortgagor's mortgage history in the last 12 months. Installment and revolving credit can only have four 90-day derogatories in the last 24 months. Bankruptcies must have been discharged for at least one year with re-established good credit. Prospective mortgagors are generally required to have been employed in their current position for at least one year and to generally have at least two years of experience within the same field of employment. Stand-alone second mortgages cannot have any 60-day delinquent payments on the present mortgage and must be current on the credit report.

         The C-75 product allows a maximum of four 30-day, two 60-day and one 90-day delinquent payment(s) on the prospective mortgagor's existing mortgage in the last twelve months. Installment and revolving debt may have up to eight 90-day derogatory ratings in the previous two years. The C-70 product has the same characteristics as the C-75 but has a lower interest rate. The NIQ and Stated 1003 products have maximum Loan-to-Value Ratios of 65% and 60%, respectively. The minimum loan amount for the "C" risk category is $10,000 with respect to first lien mortgages and $1,000 with respect to second lien mortgages and the maximum loan amount is $250,000.

         M-85. First Greensboro developed the M-85 product for the prospective mortgagor who falls under a "C" or "D" risk category with respect to installment and revolving debt, but the "A" risk category with respect to their existing mortgage history. The M-85 product allows a maximum of up to one 30-day late payment on the prospective mortgagor's existing mortgage in the last 12 months and three 30-day late payments in the last 24 months. Mortgage delinquencies are counted individually. For example, where a customer is 30 days late in January, February and March, this program would register this history as three 30-day late payments, instead of a single rolling 30-day late payment. The existing mortgage must be with institutional lenders. Prospective mortgagors may not have a previous foreclosure in their credit history. Bankruptcies must be discharged for at least 24 months and the borrower must have a re-established mortgage history with an institutional lender. The M-85 product is a first lien mortgage product for owner occupied properties. No condominiums or townhouses are allowed. Prospective mortgagors are also required to have two years of employment history and verifiable income.

         "D" Risk. Under the "D" risk category, First Greensboro has three different products with the 65% Loan-to-Value Ratio product, the "D-65," being the most prevalent. The prospective mortgagor can be as much as 120 days past due and his or her mortgage and his or her ratings for installment and revolving credit usually are poor. Only active bankruptcies are not permitted. The amount of equity the prospective mortgagor is allowed to cash-out cannot exceed 10% of the loan amount or $10,000, whichever is less. Prospective mortgagors are generally required to have been employed in their current position for at least six months and to have at least one year of experience within the same field of employment and a two-year employment history.

         The "D-70" (70% Loan-to-Value Ratio) product has the same characteristics as the D-65 product except for the prospective mortgagor's mortgage history; existing mortgages cannot be more than 60 days past due. The "D-55" (55% Loan-to-Value Ratio) is primarily a loan based on the prospective mortgagor's home equity that can be used to buy the prospective mortgagor out of bankruptcy or foreclosure. This product allows a cash-out of equity to clear the title only.

         No stand alone second mortgages are allowed on "D" risk products nor are NIQ or Stated 1003 products available in this risk category. Loan amounts can range from $10,000 to $150,000.

         Equimost. Equimost is First Greensboro's 125% Loan-to-Value Ratio product. This extended Loan-to-Value home equity loan is offered as a "piggyback" loan (i.e. originated at the same time as a first lien mortgage on the same property) or a stand-alone second lien mortgage loan. While all Equimost customers fall under the "A" risk category, it is their credit score which determines the maximum loan amount and the availability of a Cash-out of equity.

         The Equimost has had allowable credit scores as low as a 640 FICO, Beacon or Empirica in the past. However, on May 21, 1998, the minimum credit score permitted was raised to 660. Where there are two prospective mortgagors, the primary prospective mortgagor's credit score is the one used for the purposes of the program guidelines. A primary prospective mortgagor is classified as the prospective co-mortgagor with the highest income. First Greensboro determines which credit scores to use according to a state by state preferred repository list. The minimum loan amount for Equimost is $10,000 and the maximum loan amount, which was originally $100,000, has been reduced to $75,000. The amount of equity which the prospective mortgagor is allowed to Cash-out ranges from $10,000 to $35,000 depending on prospective mortgagor's credit score. The applicable interest rates also vary according to the credit score, but the maximum debt-to-income ratio is 45%.
The average credit score on Equimost loans included in the Trust Estate is 713.

         Piggyback Second Mortgage. Borrowers often have financial needs in excess of the amount that First Greensboro's first lien mortgage underwriting guidelines would otherwise permit First Greensboro to finance. As a result, a "piggyback" second lien mortgage loan with a Combined Loan-to-Value Ratio as high as 125% and, with respect to any Home Equity Loans conveyed to the Trust, up to a maximum Combined Loan-to-Value Ratio of 100% (except for ____ home equity loans which had a Combined Loan-to-Value Ratio not exceeding 125%), may be made to a prospective mortgagor to whom First Greensboro is making a first mortgage loan, usually under circumstances where First Greensboro believes that such prospective mortgagor is a good credit risk but does not have sufficient equity to complete the transaction. A majority of the first lien mortgages in the Trust Estate are subject to piggyback second lien mortgages.

         Exceptions. First Greensboro will originate loans outside of its underwriting guidelines in certain circumstances where sufficient compensating factors indicate originating the loan is warranted and the loan is approved by a supervisory employee. On a case by case basis, it may determine that the prospective mortgagor warrants a risk category upgrade, a debt service-to-income ratio exception, a pricing exception, a Loan-to-Value Ratio exception or an exception from certain requirements of a particular risk category (collectively called an "upgrade" or "exception"). An upgrade or exception may be allowed if the application reflects certain compensating factors, among others; low Loan-to-Value Ratio; pride of ownership; stable employment; an "A" mortgage history;

and the subject property's condition. Accordingly, First Greensboro may classify certain mortgage applications that, in the absence of such compensating factors, would satisfy only the criteria of a less favorable risk category. The compensating factors are documented in the loan file.

         The permitted Loan-to-Value Ratio is reduced by 10% for each product in the "A" and "B" risk categories for loans secured by non-owner occupied properties, and loans are generally not permitted in the "C" and "D" risk categories with this type of security. Debt-to-income ratios range from 42% to 55% depending on the risk category and residual income left to the prospective mortgagor. First Greensboro also generally increases the applicable interest rate by approximately 50 basis points for non-owner-occupied properties. Rural properties may have a 10% reduction in permitted Loan-to-Value ratio, determined on a case by case basis. Under all of the foregoing programs, all documentation must be no more than 45 days old at the time of the underwriting and closing of the related loan. Credit reports must be no more than 30 days old.

         The collateral securing First Greensboro's loans are generally one- to four-family residences, including townhomes and condominiums. In most cases, First Greensboro reduces its permitted Loan-to-Value Ratio for loans secured by condominiums by 10%. Loans secured by townhomes have a maximum permitted Loan-to-Value Ratio of 90%. Manufactured homes are not accepted as collateral except for doublewide manufactured homes with masonry skirting or those without masonry skirting exhibiting pride of ownership by the borrower.

The Underwriting Process

         First Greensboro's loan application process is conducted by First Greensboro's branch officers and approved mortgage brokers who compile information necessary for First Greensboro's underwriting department to evaluate the loan. The approval process generally is coordinated over the telephone with applications and credit reports obtained by branch officers or brokers usually sent by facsimile transmission to the underwriting department at one of First Greensboro's offices. Branch officers communicate with First Greensboro's retail underwriting staff, which consists of 29 underwriters and loan processors located in Greensboro, North Carolina and Orem, Utah, and mortgage brokers work with First Greensboro's wholesale underwriting staff of 13 underwriters and processors located in Greensboro, North Carolina and Orem, Utah. A retail or wholesale underwriter reviews the applicant's credit history, based on the information contained in the application as well as reports available from credit reporting bureaus, to see if the credit history is acceptable given First Greensboro's underwriting guidelines. Based on this review, the proposed terms of the loan are then communicated to the branch officer or broker responsible for the application who in turn discusses the proposal with the loan applicant. If the applicant accepts the proposed terms, a branch officer or broker will gather additional information necessary for the closing and funding of the loan.

         First Greensboro's underwriting criteria require it to verify the income of each borrower. Under the Full Documentation Program, salaried borrowers and wage earners are generally required to submit two current pay stubs and W-2 forms for the most recent past two years and First Greensboro also performs a verbal verification of employment prior to closing the mortgage loan. Income for self-employed borrowers is verified by examination of copies of tax returns for the two most recent years and a current year-to-date income statement or bank statements for the borrower's business for the last six months. Under the NIQ program, a standard form of verification of income is not required; however, the borrower's application must show reasonable assets in relation to the stated income and verification that the borrower has been self-employed for two years is obtained by examination of copies of tax returns for the two most recent years. Under the Stated 1003 program, W-2 forms and pay stubs are not required but the borrower must have reasonable assets in relation to the stated income, income must be reasonable and consistent with the borrower's profession and his or her employment must be verbally verified. In computing income, First Greensboro has developed specific guidelines for inclusion of various sources of income if the borrower can demonstrate an earnings history. For example, rental income is allowed if the borrower can produce tax returns and rental agreements showing receipt of this income.

         As part of its underwriting guidelines, First Greensboro has developed a list of approved credit repositories for each of its geographic markets that it believes provides the most accurate borrower credit profile. A credit report from one approved repositories is required for pre-approval and at least two reports are required prior to closing. These credit reports are the primary means utilized to verify each borrower's mortgage and other debt payment histories.

         First Greensboro places a strong emphasis on establishing the adequacy of the collateral for loans. Except for certain loans with a 125% Loan-to-Value-Ratio, prior to closing any loan, First Greensboro requires an appraisal of the collateral property by a First Greensboro-approved independent licensed appraiser. First Greensboro selects appraisers based upon a review of sample appraisals, professional experience, education, and by contacting clients of the appraiser and reviewing the appraiser's experience with the particular types of properties that secure First Greensboro's loans. In the case of loans purchased on a wholesale basis from financial institutions, if the original appraisal was performed by an appraiser that is not company approved, then First Greensboro obtains an additional appraisal from an approved appraiser or requires that an approved appraiser review the original appraisal. First Greensboro generally has a minimum property value of $40,000 for all loans. However, First Greensboro will accept properties of lower values based on compensating factors such as low Loan-to-Value Ratios and particularly strong appraisals as evidenced by closely related comparable sales.

         Upon completion of the underwriting processing, the closing of the loan is scheduled with a First Greensboro-approved closing attorney or agent. The closing attorney or agent is responsible for completing the loan closing transaction in accordance with applicable law and First Greensboro's operating procedures. Except for loans with a 125% Loan-to-Value-Ratio, Title insurance, insuring First Greensboro's interest as mortgagee, is required on all loans as is evidence of adequate homeowner's insurance naming First Greensboro as an additional insured.

Servicing

         The servicing department of the Master Servicer, First Greensboro Home Equity, Inc. is located in Greensboro, North Carolina and was established in 1992 to service new accounts before sale on a servicing released basis as well as to service a limited number of retained loans.

         The Master Servicer is responsible for all recorded documents, insurance records, customer inquiries, and all aspects of collections including bankruptcy, foreclosure and ultimately the disposition of REO (real estate owned) properties. The Master Servicer currently utilizes the "LSAMS" computer servicing system to bridge, notate, and track all loans.

         Initial contact with a borrower is usually made through a welcome call placed five to ten days prior to the initial due date of a mortgage. The call is made to ensure that the borrower is in receipt of his or her coupon book, that all the information contained in the book is correct and to answer any questions regarding loan closing.

         The Master Servicer's servicing philosophy is to reach delinquent borrowers by telephone when possible in order to prompt a borrower to remit payment. Since no grace period is associated with the mortgages, collectors are instructed to begin a calling effort to all delinquent accounts five or more days past due. "LSAMS" has the capability of automatically assigning past due accounts into a loan collector's "auto queue" and prompts a collector to place a telephone call to such accounts. All activity with an account is logged on "LSAMS" so that any servicing personnel may retrieve all collections history and use it in all borrower contact. Mail is sent when a borrower cannot be contacted by telephone.

         When an account becomes thirty days past due, loss mitigation is initiated. Loss mitigation consists of the following: Collectors will send thirty day demand notices to any account which is thirty days past due and has not made any arrangements or has failed to satisfy arrangements to bring such account current. Field calls, which may also serve as property inspections, when feasible will be conducted at forty-five days past due. When an account reaches fifty days past due, a pre-foreclosure letter is sent to the borrower. This letter serves a ten day notice of the intent to hire an attorney and begin foreclosure proceedings.

         For those loans in which collection and loss mitigation efforts have been exhausted without success, the foreclosure manager will determine the best course of action given current market value and reason for borrower default such as foreclosure action or "DIL" ("deed in lieu of foreclosure"). Should foreclosure action be taken, the foreclosure department is then responsible for the loan and tracking its progression through the foreclosure process including placing the case with the appropriate attorney, tracking sale date, bids, and fees incurred. Since regulations and practices for foreclosure and foreclosure sale vary greatly from state to state, attorneys are retained on a regional or state basis to ensure state laws and practices are followed. The foreclosure department currently has a list of approved attorneys for use in connection with defaulted loans which it utilizes as the need arises. "LSAMS" is also utilized with foreclosure accounts to track account activity.

         Once title to a property is obtained, REO personnel in the servicing department handle all aspects of disposing of the property. REO personnel are responsible for placing the property with a real estate agent and tracking the property through liquidation.

         The bankruptcy personnel in the servicing department file claims for all bankruptcy accounts. The bankruptcy personnel track all creditor meetings, hearing dates and disbursement dates. In addition, if a borrower makes mortgage payments outside the bankruptcy court plan, telephone contact is reestablished with the borrower. Again, "LSAMS" is utilized to track account activity.

         In servicing junior lien loans in its portfolio, First Greensboro intends to satisfy each such senior mortgage at or prior to the foreclosure sale only to the extent that it determines any amount so paid will be recoverable from future payments and collections on such junior lien loans or otherwise. In servicing junior lien loans, First Greensboro intends to advance funds to keep the senior lien current in the event the mortgagor is in default thereunder until such time as First Greensboro satisfies the senior lien by sale of the mortgaged property, but only to the extent that it determines such advances will be recoverable from future payments and collections on that junior lien or otherwise.

Historical Servicing Experience of the Master Servicer

         The Master Servicer has provided the following information regarding the servicing of home equity loans which it considers non-conforming credits and none of the Backup Master Servicer, the Transferor, the Depositor, the Issuer nor the Underwriter makes any representations or warranties as to the accuracy or completeness of such information. The table below sets forth the overall delinquency experience on residential one-to-four family mortgage loans for nonconforming credits which are currently serviced by the Master Servicer. No home equity loan is considered delinquent for the purposes of this table until a payment is 30 days past due on a contractual basis. It should be noted that the Master Servicer commenced its servicing activities in September 1997. Accordingly, the Master Servicer has limited historical delinquency, bankruptcy foreclosure or default experience that may be referred to for estimating the future delinquency and loss experience of the home equity. The information in the table below is not intended to indicate or predict the expected delinquency experience on past current or future pools of mortgage loans for which the Servicer is the primary servicer. See "Risk Factors--The Master Servicer Has Limited Experience Servicing Home Equity Loans.

                                        FIRST GREENSBORO HOME EQUITY, INC.
                               NON-CONFORMING HOME EQUITY LOAN PORTFOLIO EXPERIENCE

                                                    March 31, 1998        December 31, 1997     September 30, 1997
Total Servicing Portfolio                         $        228,910       $        171,235       $         83,256
     30-59 days delinquent                                   2,549                  2,184                    600
     60-89 days delinquent                                     911                    249                    249
     90 days or more delinquent                              2,513                  1,028                    495
                                                  ================       ================       ================
     Total Delinquencies                          $          5,974       $          3,461       $          1,344
                                                  ================       ================       ================


Total Delinquency Percentage                                  2.6%                   2.0%                   1.6%
REO Properties                                    $            365       $            311       $            252


         To date, the Servicer has experienced no realized losses on its servicing portfolio.

                                   THE SELLER

         The Seller, First Greensboro Capital Corporation is a Tennessee corporation. The principal executive offices of the Seller are located at 5909 Shelby Oak, Suite 137, Memphis, Tennessee 38139.

                                 THE TRANSFEROR

         First Owner's Trust, Inc., a Tennessee corporation, a limited purpose, wholly-owned subsidiary of the Seller. The Seller has conveyed its interest in each Home Equity Loan to the Transferor which in turn will cause such interests to be conveyed to the Depositor. The principal executive offices of the Transferor are located at 5909 Shelby Oak, Suite 137, Memphis, Tennessee 38139.

                                  THE DEPOSITOR

         Home Equity Securitization Corp., a North Carolina corporation was incorporated in the State of North Carolina and is a wholly-owned, special purpose subsidiary of First Union National Bank, a national banking association with its headquarters in Charlotte, North Carolina. The principal executive offices of the Depositor are located at 301 South College Street, Charlotte North Carolina 28202-6001.

                           THE MASTER BACKUP SERVICER

         Calmco, Inc., a _____________________________, with its principal executive offices located at 301 Congress Avenue, Suite 200, Austin, Texas 78701 (telephone number: (512) 344-3633) will serve as the Master Backup Servicer for the Home Equity Loans pursuant to the Servicing Agreement (in such capacity, the "Master Backup Servicer"). [The Master Backup Servicer is a wholly owned subsidiary of _____________________.] As of March 31, 1998, the Master Backup Servicer had approximately $_________ in assets, approximately $__________ in liabilities and approximately $______ in equity. For the year ended December 31, 1997, the Master Backup Servicer's income from continuing operations was approximately $____ million.

         [The major business of the Master Backup Servicer has been active in the acquisition and servicing of non-performing and sub-performing single family, multi-family and commercial mortgage loan portfolios acquired from the _______________________, from private investors, and most recently, from HUD through HUD's auction of defaulted FHA Loans. [PLEASE PROVIDE A DESCRIPTION OF ACTIVITIES]

                      DESCRIPTION OF THE HOME EQUITY LOANS

General

         The statistical information presented in this Prospectus Supplement concerning the pool of Home Equity Loans is based on the pool of Initial Home Equity Loans as of the Cut-Off Date.

         This subsection describes generally certain characteristics of the Home Equity Loans. Unless otherwise noted, all statistical percentages in this Prospectus Supplement are measured by the aggregate principal balance of the related Initial Home Equity Loans as of the Cut-Off Date.

         The Home Equity Loans are generally not assumable pursuant to the terms of the related Mortgage Note. See "Certain Prepayment and Yield Considerations" herein.

         None of the Home Equity Loans is or will be insured or guaranteed by the Issuer, the Seller, the Transferor, the Sponsor, the Depositor, the Master Servicer, the Indenture Trustee, the Note Insurer, any originator or any of their respective affiliates, or by any governmental agency or other person, except as described herein.

         Approximately ____% of the Initial Home Equity Loans by Principal Balance as of the Cut-Off Date will provide for the payment of a prepayment charge. Prepayment charges received on the Home Equity Loans will not be included in Available Funds for the related Remittance Period but will instead by paid to the Master Servicer as additional compensation.

Home Equity Loan Characteristics

         The Initial Home Equity Loans to be transferred by the Depositor to the Issuer on the Closing Date will consist of _____ home equity loans, of which _____ are fixed rate home equity loans and __ are adjustable rate home equity loans, evidenced by promissory notes (the "Mortgage Notes") secured by first and second lien deeds of trust, security deeds or mortgages, which are located in __ states. The aggregate outstanding Principal Balance of the fixed rate Initial Home Equity Loans as of the Cutoff Date is $______________ or _____% of the aggregate Principal Balance of the Initial Home Equity Loans; the aggregate outstanding Principal Balance of the adjustable rate Initial Home Equity Loans as of the Cutoff Date is $____________ or ____% of the aggregate Principal Balance of the Initial Home Equity Loans. The Properties securing the Home Equity Loans consist primarily of one-to-four family residential properties. The Properties may be owner-occupied and non-owner occupied investment properties (which includes second and vacation homes). All of the Initial Home Equity Loans were originated or purchased on or after _________, ____. Initial Home Equity Loans aggregating _____% of the aggregate Principal Balances of the Initial Home Equity Loans as of the Cut-Off Date (the "Initial Aggregate Principal Balance") are secured by first liens on the related properties, and the remaining Initial Home Equity Loans are secured by second liens on the related properties. No Combined Loan-to-Value Ratio relating to any Initial Home Equity Loan exceeded _____% as of the Cut-Off Date except for __ loans with an aggregate Principal Balance of $____________ (or ____% of the Initial Aggregate Principal Balance of the Initial Home Equity Loans), which had a Combined Loan-to-Value Ratio not greater than ___%. None of the Initial Home Equity Loans is insured by pool mortgage insurance policies or primary mortgage insurance policies; however, certain payments of principal and interest due to the Noteholders are insured by the Note Insurer pursuant to the Note Insurance Policy. See "The Note Insurer--Note Insurance Policy" herein.

         The "Loan-to-Value Ratios" shown below were calculated based upon the lesser of the appraised values of the Properties at the time of origination (the "Appraised Values") or the sales price of such property if such property was sold within 12 months of the time of loan origination. In a limited number of circumstances, and within the Sponsor's underwriting guidelines, the Sponsor discounts the Appraised Value of Properties (when calculating maximum Loan-to-Value Ratios) where the Properties are unique, have a high value or where the comparables are not within FNMA guidelines. The purpose for making these reductions is to value the Properties more conservatively than would otherwise be the case if the appraisal were accepted as written. The "Combined Loan-to-Value Ratio" of a Home Equity Loan is the ratio, expressed as a percentage, equal to the sum of any outstanding senior liens mortgage balance plus the original balance of the Home Equity Loan divided by the lesser of the Appraised Value or the sales price of such Mortgaged Property if such property was sold within 12 months of the time of loan origination. In the instance where more than one appraisal was performed on the subject property, the lesser of the two values was used to determine the Loan-to-Value Ratio and the Combined Loan-to-Value Ratio. See "Risk Factors--As a Result of the Underwriting Standards, Home Equity Loans Are Likely to Experience Rates of Delinquency, Foreclosure and Bankruptcy That Are Higher Than Those Experienced by Home Equity Loans Underwritten in a More Traditional Manner" herein.

         No assurance can be given that values of the Properties have remained or will remain at their levels on the dates of origination of the related Home Equity Loans. If the residential real estate market has experienced or should experience an overall decline in property values such that the outstanding balances of the Home Equity Loans, together with the outstanding balances of any first mortgage, become equal to or greater than the value of the Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry.

         As of the Cut-Off Date, the average Principal Balance of the Initial Home Equity Loans was $__________. The minimum and maximum Principal Balances of the Initial Home Equity Loans were $_________and $____________, respectively. The weighted average Coupon Rate of the Initial Home Equity Loans was ______%; the Coupon Rate of the Initial Home Equity Loans ranged from _____% to ______%; the weighted average Combined Loan-to-Value Ratio of the Initial Home Equity Loans was _____%; the weighted average remaining term to maturity of the Initial Home Equity Loans was _____months; the original terms to maturity of the Initial Home Equity Loans ranged from ____months to _____months; and the remaining terms to maturity of the Initial Home Equity Loans ranged from ____ months to ____months. As of the Cut-Off Date, _____ % of the aggregate Principal Balance of the Initial Home Equity Loans were secured by first mortgages and _____% of the aggregate Principal Balance of the Initial Home Equity Loans were secured by second mortgages. Initial Home Equity Loans containing "balloon" payments represented not more than _____% of the aggregate Principal Balance of the Initial Home Equity Loans. No Initial Home Equity Loan will mature later than ___________. Approximately _____% of the Initial Home Equity Loans by Principal Balance as of the Cut-Off Date were more than 30 days, but less than 60 days, past due as of the Cut-Off Date. However, investors in the Notes should be aware that _____% of the Initial Home Equity Loans by Initial Aggregate Principal Balance had a first monthly payment due on or after _________and it was not possible for such Initial Home Equity Loans to be more than 30 days past due as of the Cut-Off Date.

         The adjustable rate Initial Home Equity Loans bear interest rates relating to payments that on the first payment date after a period of ____ months (except for __ loans with an aggregate Principal Balance of $__________that adjust six months following the first payment date and have an initial cap of 1.00% above the related initial Coupon Rate) following the related first payment date adjust based on the six-month London Interbank Offered Rate based on quotations of major banks as published in The Wall Street Journal. The adjustable rate Initial Home Equity Loans have semi-annual interest rate and payment adjustment frequencies after the first interest rate adjustment date. As of the initial Cut-off Date, the weighted average remaining period to the next interest rate adjustment date for the adjustable rate Initial Home Equity Loans was approximately ___months.

         Each adjustable rate Initial Home Equity Loan has a semi-annual rate adjustment cap of 1.00% above the then current interest rate for such adjustable rate Initial Home Equity Loan. In addition, each adjustable rate Initial Home Equity Loan that has an initial payment adjustment date that is two years from its first payment date will have an initial rate adjustment cap of 3.00% above the related initial Coupon Rate. As of the Cut-off Date, the weighted average Coupon Rate of the adjustable rate Initial Home Equity Loans was approximately ______% per annum. The adjustable rate Initial Home Equity Loans had a weighted average gross margins as of the Cut-Off Date, of approximately ______%. The gross margins as of the Cut-Off Date, for the adjustable rate Initial Home Equity Loans ranged from approximately _____% to ______%. The interest rates borne by the adjustable rate Initial Home Equity Loans ranged from approximately _____% per annum to approximately ______% per annum. As of the Cut-Off Date, the maximum rates at which interest may accrue on the adjustable rate Initial Home Equity Loans (the "Maximum Rates") ranged from _______% per annum to _______% per annum. The adjustable rate Initial Home Equity Loans had a weighted average Maximum Rate of approximately ____% per annum. As of the Cut-Off Date, the minimum rates at which interest may accrue on the adjustable rate Initial Home Equity Loans (the "Minimum Rates") ranged from approximately _____% per annum to approximately _____% per annum. As of the Cut-Off Date, the weighted average Minimum Rate on the Initial Home Equity Loans was approximately ______% per annum.

         Set forth below is a description of certain additional characteristics of the Initial Home Equity Loans as of the Cut-Off Date (except as otherwise indicated). The information expressed below as a percentage of the Initial Aggregate Principal Balance may not total 100% due to rounding.


               Principal Balances of the Initial Home Equity Loans

Range of Principal                                       Number of Home      Aggregate Unpaid      Percentage of
     Balances                                             Equity Loans      Principal Balance    Initial Aggregate
                                                                                                Principal Balances

$       ------------................................          ----          $          ----         ----

        ------------................................          ----                     ----         ----

        ------------................................          ----                     ----         ----

        ------------................................          ----                     ----         ----

        ------------................................          ----                     ----         ----

        ------------................................          ----                     ----         ----

        ------------................................          ----                     ----         ----

        ------------................................          ----                     ----         ----

        ------------................................          ----                     ----         ----

        ------------................................          ----                     ----         ----

        ------------................................          ----                     ----         ----

        ------------................................          ----                     ----         ----

        ------------................................          ----                     ----         ----

        ------------................................          ----                     ----         ----

        ------------................................          ----                     ----         ----

        ------------................................          ----                     ----         ----

        ------------................................          ----                     ----         ----

        ------------................................          ----                     ----         ----

        ------------................................          ----                     ----         ----

        ------------................................          ----                     ----         ----

        ------------................................          ----                     ----         ----

        ------------................................          ----                     ----         ----

        ------------................................          ----                     ----         ----

        ------------................................          ----                     ----         ----

        ------------................................          ----                     ----         ----

        ------------................................          ----                     ----         ----

        ------------................................          ----                     ----         ----

        ------------................................          ----                     ----         ----

        ------------................................          ----                     ----         ----

        ------------................................          ----                     ----         ----

        ------------................................          ----                     ----         ----

        ------------................................          ----                     ----         ----

        ------------................................          ----                     ----         ----
                                                     ----------------       -------------------------------------
     Total..........................................          ____          $          ____          100.00%



         As of the Cut-Off Date, the average Principal Balance of the Initial Home Equity Loans was approximately $-------.


                                   Coupon Rates of the Initial Home Equity Loans

 Range of Coupon Rates                                   Number of Home      Aggregate Unpaid      Percentage of
          (%)                                             Equity Loans      Principal Balance    Initial Aggregate
                                                                                                Principal Balances

          ----------................................          ----          $          ----         ----

          ----------................................          ----                     ----         ----

          ----------................................          ----                     ----         ----

          ----------................................          ----                     ----         ----

          ----------................................          ----                     ----         ----

          ----------................................          ----                     ----         ----

          ----------................................          ----                     ----         ----

          ----------................................          ----                     ----         ----

          ----------................................          ----                     ----         ----

          ----------................................          ----                     ----         ----

          ----------................................          ----                     ----         ----

          ----------................................          ----                     ----         ----

          ----------................................          ----                     ----         ----

          ----------................................          ----                     ----         ----

          ----------................................          ----                     ----         ----

          ----------................................          ----                     ----         ----

          ----------................................          ----                     ----         ----

          ----------................................          ----                     ----         ----

          ----------................................          ----                     ----         ----

          ----------................................          ----                     ----         ----

          ----------................................          ----                     ----         ----

          ----------................................          ----                     ----         ----

          ----------................................          ----                     ----         ----

          ----------................................          ----                     ----         ----

          ----------................................          ----                     ----         ----

          ----------................................          ----                     ----         ----

          ----------................................          ----                     ----         ----

          ----------................................          ----                     ----         ----

          ----------................................          ----                     ----         ----

          ----------................................          ----                     ----         ----

          ----------................................          ----                     ----         ----

          ----------................................          ----                     ----         ----

     Total..........................................   -----------------     ---------------------------------
                                                              ____          $          ____          100.00%



         As of the Cut-Off Date, the weighted average Coupon Rate of the Initial Home Equity Loans was approximately _____% per annum.


                      Original Combined Loan-to-Value Ratios of the Initial Home Equity Loans

   Range of Original Combined                            Number of Home      Aggregate Unpaid    Initial Aggregate
 Original Loan-to-Value Ratios                            Equity Loans      Principal Balance    Principal Balance
              (%)


              ----------............................          ----          $          ----         ----

              ----------............................          ----                     ----         ----

              ----------............................          ----                     ----         ----

              ----------............................          ----                     ----         ----

              ----------............................          ----                     ----         ----

              ----------............................          ----                     ----         ----

              ----------............................          ----                     ----         ----

              ----------............................          ----                     ----         ----

              ----------............................          ----                     ----         ----

              ----------............................          ----                     ----         ----

              ----------............................          ----                     ----         ----

              ----------............................          ----                     ----         ----

              ----------............................          ----                     ----         ----

              ----------............................          ----                     ----         ----

              ----------............................          ----                     ----         ----

              ----------............................          ----                     ----         ----

              ----------............................          ----                     ----         ----

              ----------............................          ----                     ----         ----
                                                           -----------      ------------------------------------
     Total..........................................          ____          $          ____          100.00%


         The weighted average Combined Loan-to-Value Ratio at origination of the Initial Home Equity Loans was approximately _____%.


                      Geographic Distribution of Properties of the Initial Home Equity Loans

      State                                              Number of Home         Aggregate          Percentage of
                                                          Equity Loans      Principal Balance    Initial Aggregate
                                                                                                 Principal Balance


----------..........................................          ----          $          ----         ----

----------..........................................          ----                     ----         ----

----------..........................................          ----                     ----         ----

----------..........................................          ----                     ----         ----

----------..........................................          ----                     ----         ----

----------..........................................          ----                     ----         ----

----------..........................................          ----                     ----         ----

----------..........................................          ----                     ----         ----

----------..........................................          ----                     ----         ----

----------..........................................          ----                     ----         ----

----------..........................................          ----                     ----         ----

----------..........................................          ----                     ----         ----

----------..........................................          ----                     ----         ----

----------..........................................          ----                     ----         ----

----------..........................................          ----                     ----         ----

----------..........................................          ----                     ----         ----

----------..........................................          ----                     ----         ----

----------..........................................          ----                     ----         ----

----------..........................................          ----                     ----         ----

----------..........................................          ----                     ----         ----

----------..........................................          ----                     ----         ----

----------..........................................          ----                     ----         ----

----------..........................................          ----                     ----         ----

----------..........................................          ----                     ----         ----

----------..........................................          ----                     ----         ----

----------..........................................          ----                     ----         ----

----------..........................................          ----                     ----         ----

----------..........................................          ----                     ----         ----

----------..........................................          ----                     ----         ----

----------..........................................          ----                     ----         ----

----------..........................................          ----                     ----         ----

----------..........................................          ----                     ----         ----

----------..........................................          ----                     ----         ----

----------..........................................          ----                     ----         ----
                                                          ----------      ----------------------------------------
     Total..........................................          ____          $          ____          100.00%


         No more than _____% of the Initial Home Equity Loans will be secured by Properties located in any one zip code area.



                             Home Equity Loan Purpose of the Initial Home Equity Loans

   Loan Purpose                                          Number of Home      Aggregate Unpaid      Percentage of
                                                          Equity Loans      Principal Balance    Initial Aggregate
                                                                                                 Principal Balance


Purchase............................................          ____                 $   ____         ____%

Cashout Refinance...................................          ____                     ____          ____

Rate/Term Refinance.................................          ____                     ____          ____

Refinance/Property Improvements.....................          ____                     ____          ____
                                                       -------------           -------------     -------------
     Total..........................................          ____                 $   ____           100.00%


                       Home Equity Loan Documentation Types of the Initial Home Equity Loans

  Documentation Type                                     Number of Home      Aggregate Unpaid      Percentage of
                                                          Equity Loans      Principal Balance    Initial Aggregate
                                                                                                 Principal Balance


Full Documentation..................................          ____                  $  ____         ____%

NIQ Documentation...................................          ____                     ____          ____

Stated 1003 Documentation...........................          ____                     ____          ____
                                                         -------------         ---------------   --------------
     Total..........................................          ____                  $  ____           100.00%


                                 Occupancy Status of the Initial Home Equity Loans

     Occupancy                                           Number of Home     Principal Balance      Percentage of
                                                          Equity Loans                           Initial Aggregate
                                                                                                Principal Balances


Owner Occupied......................................          ____                  $  ____         ____%

Non-Owner Occupied homes............................          ____                     ____          ____
                                                         ------------         ----------------   -------------
     Total..........................................          ____                  $  ____           100.00%



          Credit Grade of the Initial Home Equity Loans Pursuant to the Sponsor's Underwriting Guidelines

   Credit Grade                                          Number of Home     Principal Balance      Percentage of
                                                          Equity Loans                           Initial Aggregate
                                                                                                Principal Balances


"A" Risk............................................          ____                  $  ____         ____%

"B" Risk............................................          ____                     ____          ____

"C" Risk............................................          ____                     ____          ____
                                                          ------------         ---------------   --------------
"D" Risk

[Piggyback Second Mortgage]

     Total..........................................          ____                  $  ____           100.00%




                                  Lien Position of the Initial Home Equity Loans

   Lien Position                                         Number of Home     Principal Balance      Percentage of
                                                          Equity Loans                           Initial Aggregate
                                                                                                Principal Balances


First Lien..........................................          ____                  $  ____         ____%

Second Lien.........................................          ____                     ____          ____

     Total..........................................          ____                  $  ____           100.00%

                              Original Term to Maturity of Initial Home Equity Loans

 Original Term to Maturity                               Number of Home      Aggregate Unpaid      Percentage of
         (months)                                         Equity Loans      Principal Balance    Initial Aggregate
                                                                                                 Principal Balance


          ----......................................          ----          $          ----        ----%

          ----......................................          ----                     ----         ----

          ----......................................          ----                     ----         ----

          ----......................................          ----                     ----         ----

          ----......................................          ----                     ----         ----

          ----......................................          ----                     ----         ----

          ----......................................          ----                     ----         ----

          ----......................................          ----                     ----         ----

          ----......................................          ----                     ----         ----

          ----......................................          ----                     ----         ----
                                                         -----------         ---------------    ----------------
     Total..........................................          ____          $          ____          100.00%


                           Remaining Terms to Maturity of the Initial Home Equity Loans

    Months Remaining to                                  Number of Home      Aggregate Unpaid      Percentage of
     Maturity (months)                                    Equity Loans      Principal Balance    Initial Aggregate
                                                                                                 Principal Balance


          ----......................................          ----          $          ----        ----%

          ----......................................          ----                     ----         ----

          ----......................................          ----                     ----         ----

          ----......................................          ----                     ----         ----

          ----......................................          ----                     ----         ----

          ----......................................          ----                     ----         ----

          ----......................................          ----                     ----         ----

          ----......................................          ----                     ----         ----

          ----......................................          ----                     ----         ----

          ----......................................          ----                     ----         ----
                                                           -----------        -----------------    ---------------
     Total..........................................          ____          $          ____          100.00%


         As of the Cut-Off Date, the weighted average remaining terms to maturity of the Initial Home Equity Loans was approximately ____ months.



                             Distribution of Adjustable Rate Initial Home Equity Loans
                                                 by Gross Margins

          Margin                                         Number of Home      Aggregate Unpaid     % of Aggregate
                                                          Equity Loans      Principal Balance    Principal Balance
                                                                                                of Adjustable Rate
                                                                                                 Home Equity Loans


_____% to _____%                                              ____          $___________               ___%

_____% to _____%                                              ____           __________                ___%

_____% to _____%                                              ____           __________                ___%

_____% to _____%                                              ____           __________                ___%

_____% to _____%                                              ____           __________                ___%


                                                       -------------------  ------------------- ----------------
     Total..........................................                        $                                  %
                                                       ===================  =================== ================



         The weighted average Gross Margin for the Initial Loans that are Adjustable Rate Loans was ______%.




                             Distribution of Adjustable Rate Initial Home Equity Loans
                                                  by Maximum Rate

       Maximum Rate                                     Number of Initial    Aggregate Unpaid     % of Aggregate
                                                          Mortgage Loans     Principal Balance    Principal Balance
                                                                                                 of Adjustable Rate
                                                                                                  Home Equity Loans


_____% to _____%                                              ____          $___________               ___%

_____% to _____%                                              ____           __________                ___%

_____% to _____%                                              ____           __________                ___%

_____% to _____%                                              ____           __________                ___%

_____% to _____%                                              ____           __________                ___%


                                                       -------------------  ------------------- ----------------
     Total..........................................                        $                                  %
                                                       ===================  =================== ================



         The weighted average Maximum Rate for the Initial Home Equity Loans that are Adjustable Rate Home Equity Loans was ___%.


                             Distribution of Adjustable Rate Initial Home Equity Loans
                                                  by Minimum Rate

       Minimum Rate                                     Number of Initial    Aggregate Unpaid     % of Aggregate
                                                          Mortgage Loans     Principal Balance    Principal Balance
                                                                                                 of Adjustable Rate
                                                                                                  Home Equity Loans


_____% to _____%                                              ____          $___________               ___%

_____% to _____%                                              ____          __________                 ___%

_____% to _____%                                              ____          __________                 ___%

_____% to _____%                                              ____          __________                 ___%

_____% to _____%                                              ____          __________                 ___%


                                                       -------------------  ------------------- ----------------
     Total..........................................                        $                                  %
                                                       ===================  =================== ================



         The weighted average Minimum Rate for the Initial Home Equity Loans that are Adjustable Rate Home Equity Loans was ___%.

Interest Payments on the Home Equity Loans

         All of the Home Equity Loans will provide that interest is charged to the obligor (the "Mortgagor") thereunder, and payments are due from such Mortgagors as of a scheduled day of each month which is fixed at the time of origination. Scheduled monthly payments made by the Mortgagors on the Home Equity Loans either earlier or later than the scheduled due dates thereof will not affect the amortization schedule or the relative application of such payments to principal and interest.

Conveyance of Subsequent Home Equity Loans

         The Loan Sale Agreement and the Loan Transfer Agreement permit the Issuer to acquire approximately $________ in aggregate Principal Balance of Subsequent Home Equity Loans. Accordingly, the statistical characteristics of the Home Equity Loans will vary as of any subsequent Cut-Off Date upon the acquisition of Subsequent Home Equity Loans.

         The obligation of the Issuer to purchase Subsequent Home Equity Loans on a Subsequent Transfer Date is subject to the following requirements, among others, individually or in the aggregate, as applicable: (i) the remaining term to maturity of each Subsequent Home Equity Loan may not exceed 30 years; (ii) none will be greater than 30 days contractually Delinquent as of the related Subsequent Cut-Off Date; (iii) will have Minimum Rates no lower than ___%; (iv) will have Coupon Rates no lower than ___%; (v) less than ___% of first lien Mortgages may have piggyback second lien Mortgages; (vi) will have a weighted average Coupon Rate that is at least ___%; (vii) up to ___% are second lien Mortgages (viii) no piggyback second lien Mortgages; (ix) will have a weighted average Combined Loan-to-Value Ratio of less than ___%; (x) Principal Balance at the time of origination was less than $_____; (xi) less than ___% are balloon loans; and (xii) at least ___% are fixed rate Home Equity Loans; provided that any of the conditions set forth in clauses (v), (vi), (vii), (ix), (xi) or (xii) may be waived with the consent of the Note Insurer.

                   CERTAIN PREPAYMENT AND YIELD CONSIDERATIONS

General

         The weighted average life of, and, if purchased at other than par, the yield to maturity on, a Note will relate to the rate of payment of principal of the Home Equity Loans, including, for this purpose, prepayments, liquidations due to defaults, casualties and condemnations, and repurchases of Home Equity Loans by the Sponsor. At least __

% of the Initial Home Equity Loans may be prepaid by the related Mortgagors, in whole or in part, at any time without payment of any prepayment fee or penalty. The actual rate of Prepayments on pools of Home Equity Loans is influenced by a variety of economic, tax, geographic, demographic, social, legal and other factors and has fluctuated considerably in recent years. In addition, the rate of Prepayments may differ among pools of home equity loans at any time because of specific factors relating to the home equity loans in the particular pool, including, among other things, the age of the home equity loans, the geographic locations of the properties securing the loans and the extent of the mortgagors' equity in such properties, and changes in the mortgagors' housing needs, job transfers and unemployment.

         As with fixed rate obligations generally, the rate of prepayment on a pool of home equity loans with fixed rates is affected by prevailing market rates for home equity loans of a comparable term and risk level. When the market interest rate is below the mortgage coupon, mortgagors may have an increased incentive to refinance their home equity loans. Depending on prevailing market rates, the future outlook for market rates and economic conditions generally, some mortgagors may sell or refinance Properties in order to realize their equity in the Properties, to meet cash flow needs or to make other investments. As is the case with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater rate of Prepayments in a declining interest rate environment. For example, if prevailing interest rates fall appreciably, adjustable rate home equity loans are likely to be subject to a higher prepayment rate than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their adjustable rate home equity loans to "lock in" a lower fixed interest rate.

         The effective yield of the Notes will be affected by the rate and timing of payments of principal on the Home Equity Loans securing the Notes (including, for this purpose, prepayments and amounts received by virtue of refinancings, liquidations of Home Equity Loans due to defaults, casualties, condemnations, and repurchases, whether optional or required, by the Seller or the Note Insurer), the amount and timing of mortgagor delinquencies and defaults resulting in realized losses, and the application of Excess Cash on the Notes. Such yield may be adversely affected by a higher or lower than anticipated rate of principal payments (including Prepayments) on the Home Equity Loans. The rate of Principal Payments on such Home Equity Loans will in turn be affected by the amortization schedules of the Home Equity Loans, the rate and timing of Prepayments thereon by the mortgagors, liquidations of defaulted Home Equity Loans and optional or required repurchases of Home Equity Loans as described herein. The timing of changes in the rate of prepayments, liquidations and repurchases of the Home Equity Loans may, and the timing of Realized Losses could, significantly affect the yield to an investor, even if the average rate of Principal Payments experienced over time is consistent with an investor's expectation. Since the rate and timing of Principal Payments on the Home Equity Loans will depend on future events and on a variety of factors (as described more fully herein), no assurance can be given as to such rate or the timing of Prepayments on the Notes.

         Because all amounts available for payment on the Notes after payments in respect of interest on the Notes, including all or a portion of the Excess Cash, are applied as reductions of the Note Balance, the weighted average life of such Notes will also be influenced by the amount of Excess Cash so applied. Because Excess Cash attributable to the overcollateralization feature is derived, in part, from interest collections on the Home Equity Loans and will be applied to reduce the Note Balance, the aggregate payments in reduction of the Note Balance on a Payment Date will usually be greater than the aggregate amount of principal payments (including Prepayments) on the Home Equity Loans payable on such Payment Date until the Required Overcollateralization Amount is reached and assuming an Overcollateralization Deficit does not occur. As a consequence, Excess Cash available for payment in reduction of the Note Balance will increase in proportion to the outstanding Note Balance over time in the absence of offsetting Realized Losses on the Home Equity Loans.

         Excess Cash will be paid on the Notes in reduction of the Note Balance on each Payment Date to the extent the then applicable Required Overcollateralization Amount exceeds the Overcollateralization Amount on such Payment Date. Any remaining Excess Cash will be released to the holder(s) of the Residual Interest. If a Note is purchased at other than par, its yield to maturity will be affected by the rate at which Excess Cash is paid to the Noteholders. If the actual rate of Excess Cash payments on the Notes applied in reduction of the Note Balance is slower than the rate anticipated by an investor who purchases a Note at a discount, the actual yield to such investor will be lower than such investor's anticipated yield. If the actual rate of Excess Cash payments applied in reduction of the Note Balance is faster than the rate anticipated by an investor who purchases a Note at a premium, the actual yield to such investor will be lower than such investor's anticipated yield. The amount of Excess Cash on any Payment Date will be affected by, among other things, the actual amount of interest received, collected or recovered in respect of the Home Equity Loans during the related Remittance Period and such amount will be influenced by changes in the weighted average of the Coupon Rates resulting from prepayment and liquidations of Home Equity Loans. The amount of Excess Cash paid to the Noteholders applied to the Note Balance on each Payment Date will be based on the Required Overcollateralization Amount. The Indenture generally provides that the Required Overcollateralization Amount may, over time, decrease, or increase, subject to certain floors, caps and triggers, including triggers that allow the related Required Overcollateralization Amount to decrease or "step down" based on the performance on the Home Equity Loans with respect to certain tests specified in the Indenture based on delinquency rates. Any increase in the Required Overcollateralization Amount may result in an accelerated amortization until such Required Overcollateralization Amount is reached. Conversely, any decrease in the Required Overcollateralization Amount will result in a decelerated amortization of the Notes until such Required Overcollateralization Amount is reached.

         The Home Equity Loans generally may be prepaid in full or in part at any time, although some have prepayment fees or penalties. The Home Equity Loans generally are not assumable and the related Mortgaged property will be due on sale, in which case the Master Servicer shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations; provided, however, if the Master Servicer determines that it is reasonably likely that the mortgagor will bring, or if any mortgagor does bring legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

         The rate of defaults on the Home Equity Loans will also affect the rate and timing of Principal Payments on the Home Equity Loans. See "Risk Factors" herein and in the Prospectus. The rate of default on Home Equity Loans that are refinance or limited documentation mortgage loans, and on Home Equity Loans with high Loan-to-Value Ratios, may be higher than for other types of Home Equity Loans. As a result of the underwriting standards applicable to the Home Equity Loans, the Home Equity Loans are likely to experience rates of delinquency, foreclosure, bankruptcy and loss that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in accordance with the standards applied by Fannie Mae and Freddie Mac mortgage loan purchase programs. See "The Sponsor and Servicer--Credit and Underwriting Guidelines." In addition, because of such underwriting criteria and their likely effect on the delinquency, foreclosure, bankruptcy and loss experience of the Home Equity Loans, the Home Equity Loans will generally be serviced in a manner intended to result in a faster exercise of remedies, which may include foreclosure, in the event Home Equity Loan delinquencies and defaults occur, than would be the case of the Home Equity Loans were serviced in accordance with such other programs. Furthermore, the rate and timing of prepayments, defaults and liquidations on the Home Equity Loans will be affected by the general economic condition of the region of the country in which the related Properties are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values. To the extent that the locations of the Properties are concentrated in a given region, the risk of delinquencies, loss and involuntary prepayments resulting from adverse economic conditions in such region or from other factors, such as fires, storms, landslides and mudflows and earthquakes, is increased. Certain information regarding the location of the Properties is set forth under "Description of the Home Equity Loans--Home Equity Loan Characteristics" herein. See "Risk Factors--Risks Associated with Geographic Concentration of the Mortgage Properties" herein.

         Certain of the Home Equity Loans are Balloon Loans. Balloon Loans involve a greater degree of risk than fully amortizing loans because the ability of the borrower to make a Balloon Payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property. The ability of a borrower to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of the attempted sale or refinancing, the borrower's equity in the related Mortgaged Property, the financial condition of the borrower and operating history of the related Mortgaged Property, tax laws, prevailing economic conditions and the availability of credit for commercial real estate projects generally.

         Other factors affecting prepayment of Home Equity Loans include changes in mortgagors' housing needs, job transfers, unemployment and mortgagors' net equity in the Properties. Since the rate of payment of principal of the Notes will depend on the rate of payment (including prepayments) of the principal of the Home Equity Loans, the actual maturity of the Notes could occur significantly earlier than the Stated Maturity. See "--Weighted Average Life" herein.

         In addition, the yield to maturity of the Notes will depend on the price paid by the holders of the Notes and the Note Interest Rate. The extent to which the yield to maturity of a Note is sensitive to prepayments will depend upon the degree to which it is purchased at a discount or premium.

         Prepayments of principal on the Home Equity Loans will generally be passed through to the Indenture Trustee and included in the Available Funds in the month following the month of receipt thereof by the Master Servicer. Any prepayment of a Home Equity Loan or liquidation of a Home Equity Loan (by foreclosure proceedings or by virtue of the repurchase of a Home Equity Loan) may result in payments on the Notes of amounts that otherwise would be paid in amortized increments over the remaining term of such Home Equity Loan.

         To the extent that Prepayments with respect to the Home Equity Loans result in prepayments on the Notes during periods of generally lower interest rates, Noteholders may be unable to reinvest such Prepayments in securities having a yield and rating comparable to the Notes.

         The yield on the Notes may be affected by any delays in receipt of payments thereon as described under "Description of the Notes--Book-Entry Registration and Definitive Notes" herein and "Risk Factors--Book Entry Registration" and "Description of the Securities--Form of the Securities" in the Prospectus.

         The yield on the Notes may also be affected by a redemption of the Notes as described under " Description of the Notes--Redemption of the Notes" herein.

         No representation is made as to the rate of Principal Payments on the Home Equity Loans or as to the yield to maturity of any Note. An investor is urged to make an investment decision with respect to a Note based on the anticipated yield to maturity of such Note resulting from its price and such investor's own determination as to anticipated Home Equity Loan prepayment rates. Prospective investors are urged to analyze fully the effect of Home Equity Loan Prepayments and market conditions on the yield and value of the Notes, before acquiring any Notes. In particular, investors that are required to perform periodic valuations on their investment portfolios should consider the effect of such fluctuations in value. In addition, investors should carefully consider the factors discussed under "Risk Factors--Prepayment of the Home Equity Loans May Adversely Affect the Yield to Maturity of the Notes" herein.

Mandatory Prepayment

         In the event that at the end of the Funding Period, not all of the Original Pre-Funded Amount has been used to acquire Subsequent Home Equity Loans, then the Noteholders then entitled to receive principal will receive an additional prepayment in an amount equal to the remaining Pre-Funded Amount in the Pre-Funding Account.

         Although no assurances can be given, the Transferor and the Sponsor expect that the Principal Balance of Subsequent Home Equity Loans sold to the Issuer will require the application of substantially all the amount on deposit in the Pre-Funding Account and that there should be no material principal prepaid to the Noteholders in respect to the Original Pre-Funded Amount.

Weighted Average Life

         Weighted average life refers to the amount of time that will elapse from the date of issuance of a security until each dollar of principal of such security will be repaid to the investor. The weighted average lives of the Notes will be influenced by the rate at which principal on the Home Equity Loans is paid, which may be in the form of scheduled payments or prepayments (including prepayments of principal by the borrower as well as amounts received by virtue of repurchases, condemnation, insurance or foreclosure with respect to the Home Equity Loans), and the timing thereof.

         The weighted average life of the Notes also will be influenced by the overcollateralization of the Notes because collections are applied as Prepayments to the Notes until the outstanding Note Balance is less than the Aggregate Principal Balance of the Home Equity Loans by an amount equal to the Required Overcollateralization Amount. These prepayments have the effect of accelerating the amortization of the Notes, thereby shortening their respective weighted average life.

         Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement ("Home Equity Prepayment" or "HEP") assumes that the pool of loans prepays in the first month at a constant annual prepayment rate of 2.50% and increases by an additional 2.50% each month thereafter until the tenth month, where it remains at a constant annual prepayment rate equal to 25.0% (the "Prepayment Assumption"). HEP represents an assumed annualized rate of prepayment relative to the then outstanding Principal Balance on a pool of new mortgage loans. Neither the prepayment model used herein nor any other prepayment model or assumption purports to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Home Equity Loans included in the Trust Estate.

         The table following the next paragraph indicates the percentage of the initial Note Balance that would be outstanding after each of the dates shown at various percentage HEPs and the corresponding weighted average lives of the Notes. The table is based on the following assumptions (the "Modeling Assumptions"): (i) the pool consists of Home Equity Loans with the characteristics set forth in the table below, (ii) distributions on such Notes are received, in cash, on the 25th day of each month, commencing in ______,
(iii) the Home Equity Loans prepay at the percentage HEP indicated, (iv) the Notes are redeemed on the Initial Redemption Date, (v) no defaults or delinquencies occur in the payment by mortgagors of principal and interest on the Home Equity Loans and no shortfalls due to the application of the Relief Act are incurred, (vi) none of the Seller, the Master Servicer or any other person purchases from the Trust any Home Equity Loan pursuant to any obligation or option under the Sales Agreement, the Servicing Agreement or others, (vii) scheduled monthly payments on the Home Equity Loans are received on the first day of each month commencing with the month indicated in the table below, and are computed prior to giving effect to any prepayments received in the prior month, (viii) prepayments representing payment in full of individual Home Equity Loans are received on the last day of each month, and include 30 days' interest thereon, (ix) the scheduled monthly payment for each Home Equity Loan is calculated based on its Principal Balance, Coupon Rate, original term to maturity and remaining term to maturity such that the Home Equity Loan will amortize in amounts sufficient to repay the remaining principal balance of such Home Equity Loan by its remaining term to maturity, (x) the coupon on the Notes remains constant at _____%, and (xi) the Notes are purchased on ___________, 1998.

                                                  Characteristics
                                                                          Remaining
  Pool       Principal    Net Coupon     Original       Remaining       Amortization            Amortization      Assumed Initial
 Number     Balance ($)    Rate (%)    Term (months)   Term (months)  Months to Maturity           Method          Payment Month
 ------     -----------    ---------  --------------  --------------  -------------------       ------------       -------------
  ----          ----      ----             ----            ----              ----                   ----                 ----
  ----          ----      ----             ----            ----              ----                   ----                 ----
  ----          ----      ----             ----            ----              ----                   ----                 ----
  ----          ----      ----             ----            ----              ----                   ----                 ----
  ----          ----      ----             ----            ----              ----                   ----                 ----
  ----          ----      ----             ----            ----              ----                   ----                 ----



         There will be discrepancies between the characteristics of the actual Home Equity Loans and the characteristics assumed in preparing the table. Any such discrepancy may have an effect upon the percentages of the initial Note Balance outstanding (and the weighted average life) of the Notes set forth in the table. In addition, since the actual Home Equity Loans will have characteristics that differ from those assumed in preparing the table set forth below the Notes may mature earlier or later than indicated by the table. Based on the foregoing assumptions, the table indicates the weighted average life of the Notes and sets forth the percentages of the initial Note Balance that would be outstanding after each of the Payment Dates shown, at various percentage HEPs. Variations in the prepayment experience and the balance of the related Home Equity Loans that prepay may increase or decrease the percentages of initial Note Balances (and weighted average lives) shown in the following table.

Such variations may occur even if the average prepayment experience of all such Home Equity Loans equals any of the specified percentage HEPs.

                 Percent of Stated Principal Balance Outstanding at the Following Percentage HEPs

Payment Date                                            0.00%     __.00%    __.00%     __.00%    __.00%    __.00%
------------
                                                        --------- --------- ---------- --------- --------- ---------

Initial Balance                                            100       100       100        100       100       100
------------                                              ----      ----      ----       ----      ----      ----
------------                                              ----      ----      ----       ----      ----      ----
------------                                              ----      ----      ----       ----      ----      ----
------------                                              ----      ----      ----       ----      ----      ----
------------                                              ----      ----      ----       ----      ----      ----
------------                                              ----      ----      ----       ----      ----      ----
------------                                              ----      ----      ----       ----      ----      ----
------------                                              ----      ----      ----       ----      ----      ----
------------                                              ----      ----      ----       ----      ----      ----
------------                                              ----      ----      ----       ----      ----      ----
------------                                              ----      ----      ----       ----      ----      ----
------------                                              ----      ----      ----       ----      ----      ----
------------                                              ----      ----      ----       ----      ----      ----
------------                                              ----      ----      ----       ----      ----      ----
----------------------                                    ----      ----      ----       ----      ----      ----
------------                                              ----      ----      ----       ----      ----      ----
------------                                              ----      ----      ----       ----      ----      ----
------------                                              ----      ----      ----       ----      ----      ----
------------                                              ----      ----      ----       ----      ----      ----
------------                                              ----      ----      ----       ----      ----      ----
------------                                              ----      ----      ----       ----      ----      ----
------------                                              ----      ----      ----       ----      ----      ----
------------                                              ----      ----      ----       ----      ----      ----
------------                                              ----      ----      ----       ----      ----      ----
------------                                              ----      ----      ----       ----      ----      ----
------------                                              ----      ----      ----       ----      ----      ----
------------                                              ----      ----      ----       ----      ----      ----
------------                                              ----      ----      ----       ----      ----      ----
------------                                              ----      ----      ----       ----      ----      ----
------------                                              ----      ----      ----       ----      ----      ----
------------                                              ----      ----      ----       ----      ----      ----

Weighted Average Life  to Call(1)                       ____      ____       ____       ____      ____      ____
Weighted Average Life to Maturity(1)                    ____      ____       ____       ____      ____      ____

(1) The weighted average life is determined by (a) multiplying the amount of each principal payment by the number of years from the Closing Date to the related Payment Date; (b) adding the results; and (c) dividing the sum by the original Note Balance.


         There is no assurance that prepayments of the Home Equity Loans will conform to any of the levels of the Prepayment Assumption indicated in the table above, or to any other level, or that the actual weighted average life of the Notes will conform to any of the weighted average lives set forth in the table above. Furthermore, the information contained in the table with respect to the weighted average life of the Notes is not necessarily indicative of the weighted average life that might be calculated or projected under different or varying prepayment assumptions.

         The characteristics of the Home Equity Loans will differ from those assumed in preparing the table above. In addition, it is unlikely that any Home Equity Loan will prepay at any constant percentage until maturity or that all of the Home Equity Loans will prepay at the same rate. The timing of changes in the rate of prepayments may significantly affect the actual yield to maturity to investors, even if the average rate of Prepayments is consistent with the expectations of investors.

                             THE SERVICING AGREEMENT

         The summaries of certain provisions of the Servicing Agreement set forth below and in other places in this Prospectus Supplement, while complete in material respects, do not purport to be exhaustive. For more details regarding the terms of the Servicing Agreement, prospective investors in the Notes are advised to review the Servicing Agreement, a copy of which the Sponsor will provide (without exhibits) without charge upon written request addressed to the Sponsor.

         Generally, the Master Servicer will be authorized and empowered pursuant to the Servicing Agreement (i) to execute and deliver (or procure the execution and delivery by the Indenture Trustee of) any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to the Home Equity Loans and with respect to the Properties and (ii) to institute foreclosure proceedings or obtain deeds in lieu of foreclosure so as to convert title to of any Mortgaged Property in the name of the Indenture Trustee on behalf of the Noteholders and the Note Insurer.

         Assignment. The Sponsor will also serve as the Master Servicer of each Home Equity Loan. On the date of issuance of the Notes, it is anticipated that all of the Home Equity Loans will be serviced by the Master Servicer. The Master Servicer may not assign its obligations under the Servicing Agreement, in whole or in part, unless it shall have first obtained the written consent of the Indenture Trustee and the Note Insurer, which consent is required not to be unreasonably withheld; provided, however, that any assignee must meet the eligibility requirements for a successor Master Servicer set forth in the Servicing Agreement.

         The Notes will not represent an interest in or obligation of, nor are the Home Equity Loans guaranteed by, the Depositor, the Sponsor, the Seller, the Master Servicer or Backup Master Servicer, except as described herein, or any of their affiliates.

         First Greensboro Home Equity, Inc. is not a FNMA-approved servicer of conventional mortgage loans. The Master Servicer (other than the Backup Master Servicer as successor Master Servicer) is required to service the Home Equity Loans in accordance with the Servicing Agreement, the terms of the respective Home Equity Loans, and the servicing standards set forth in FNMA's Servicing Guide (the "FNMA Guide"); provided, however, that to the extent such standards, such obligations or the FNMA Guide is amended by FNMA after the date of the Servicing Agreement and the effect of such amendment would be to impose upon the Master Servicer any material additional costs or other burdens relating to such servicing obligations, the Master Servicer may, at its option, determine not to comply with such amendment in accordance with the servicing standards set forth in the Servicing Agreement. The Backup Master Servicer, as the successor Master Servicer, is required to service the Home Equity Loans in accordance with the Servicing Agreement, the terms of the respective Home Equity Loans and in the same manner in which it services and administers similar mortgage loans for its own portfolio, giving due consideration to customary and usual standards of practice of prudent mortgage lenders and loan servicers administering similar mortgage loans.

         The Master Servicer may retain from the interest portion of each monthly payment, the Servicing Fee. In addition, the Master Servicer will be entitled to retain additional servicing compensation in the form of prepayment charges, release fees, bad check charges, assumption fees, late payment charges, prepayment penalties, or any other servicing-related fees, Net Liquidation Proceeds not required to be deposited in the Principal and Interest Account pursuant to the Servicing Agreement, and similar items. The Master Servicer shall pay the fees of the Backup Master Servicer out of the Servicing Fee.

         When a borrower prepays all of a Home Equity Loan, the borrower pays interest on the amount prepaid only to the date of prepayment and accordingly, an interest shortfall (a "Prepayment Interest Shortfall") may result. In order to mitigate the effect of any such shortfall in interest distributions to Noteholders on any Payment Date, the Servicing Fee otherwise payable to the Master Servicer for such month shall, to the extent of such shortfall, be deposited by the Master Servicer in the Principal and Interest Account for distribution to Noteholders on such Payment Date. Any such deposit by the Master Servicer will be reflected in the distributions to Noteholders made on the related Payment Date.

         The Master Servicer is required to make reasonable efforts to collect all payments called for under the terms and provisions of the Home Equity Loans, and, to the extent such procedures are consistent with the Servicing Agreement and the terms and provisions of any applicable insurance policy, to follow collection procedures consistent with the applicable servicing standards. Consistent with the foregoing, the Master Servicer may in its discretion waive or permit to be waived any late payment charge, prepayment charge, assumption fee or any penalty interest in connection with the prepayment of a Home Equity Loan or any other fee or charge which the Master Servicer would be entitled to retain as additional servicing compensation. In the event the Master Servicer consents to the deferment of the due dates for payments due on a Note, the Master Servicer will nonetheless be required to make payment of any required Delinquency Advances with respect to the interest payments so extended to the same extent as if the interest portion of such installment were due, owing and delinquent and had not been deferred.

         Pre-Funding Account. On the Closing Date, the Original Pre-Funded Amount will be deposited in the Pre-Funding Account, which account shall be in the name of and maintained by the Indenture Trustee and shall be part of the Trust Estate. During the Funding Period, the Pre-Funded Amount will be maintained in the Pre-Funding Account. The Original Pre-Funded Amount will be reduced during the Funding Period by the amount thereof used to purchase Subsequent Home Equity Loans in accordance with the Loan Sale Agreement. Any Pre-Funded Amount remaining at the end of the Funding Period will be distributed to the Noteholders on the Payment Date after the expiration of the Funding Period as a payment of Principal Balance, thus resulting in a principal prepayment of such Notes.

         Amounts on deposit in the Pre-Funding Account will be invested in Eligible Investments. All interest and any other investment earnings on amounts on deposit in the Pre-Funding Account will be deposited in the Capitalized Interest Account prior to each Payment Date during the related Funding Period.

         Capitalized Interest Account. On the Closing Date cash will be deposited in the Capitalized Interest Account, which account shall be in the name of and maintained by the Indenture Trustee and shall be part of the Trust Estate. The amount on deposit in the Capitalized Interest Account, including reinvestment income, taxes thereon and amounts deposited thereto from the Pre-Funding Account, will be used by the Indenture Trustee to fund [the excess, if any, of (i) the sum of the amount of interest accruing at the weighted average applicable Pass-Through Rates on the amount by which the aggregate Note Principal Balance exceeds the aggregate Loan Balance of the Home Equity Loans plus the Trustee Fee accruing on such excess balance over (ii) the amount of any reinvestment income on monies on deposit in the Pre-Funding Account; such amounts on deposit will be so applied by the Indenture Trustee on the January and February 1998 Payment Date to fund such excess, if any.] Any amounts remaining in the Capitalized Interest Account at the end of the Funding Period and not needed for such purpose will be paid to the Seller and will not thereafter be available for distribution to the Noteholders.

         Principal and Interest Account. The Master Servicer is required to create, or cause to be created, in the name of the Indenture Trustee, at one or more depository institutions, which institutions may be affiliates of the Master Servicer, a principal and interest account maintained as a trust account in the trust department of such institution (the "Principal and Interest Account"). All funds in the Principal and Interest Account are required to be held (i) uninvested, or (ii) invested in Eligible Investments. Any investment of funds in the Principal and Interest Account must mature or be withdrawable at par on or prior to the immediately succeeding Monthly Remittance Date. Any investment earnings on funds held in the Principal and Interest Account are for the account of, and any losses therein are also for the account of, and must be promptly replenished by, the Master Servicer.

         The Master Servicer is required to deposit, or cause to be deposited, to the Principal and Interest Account, within one business day following receipt, all principal and interest due on the Home Equity Loans on or after the Cut-Off Date, including any Prepayments, the proceeds of any liquidation of a Home Equity Loan net of expenses and unreimbursed Delinquency Advances ("Net Liquidation Proceeds"), any income from REO Properties and Delinquency Advances, but net of (i) Net Liquidation Proceeds to the extent that such Net Liquidation Proceeds exceed the sum of (a) the Principal Balance of the related Home Equity Loan immediately prior to liquidation, (b) accrued and unpaid interest on such Home Equity Loan (net of the Servicing Fee) to the date of such liquidation, (c) any Realized Losses during the related Remittance Period, and (d) any related Servicing Advances, (ii) principal (including Prepayments) collected and interest due on the Home Equity Loans prior to the Cut-Off Date excluding payments received and applied prior to the Cut-Off Date which are applicable to periods on and after the Cut-Off Date, (iii) reimbursements for Delinquency Advances and Servicing Advances to the extent provided below, and (iv) reimbursement for amounts deposited in the Principal and Interest Account representing payments of principal and/or interest on a Note by a Mortgagor which are subsequently returned by a depository institution as unpaid (all such net amounts being referred to herein as the "Daily Collections").

         The Master Servicer may make withdrawals for its own account from the Principal and Interest Account for the following purposes:

                  (i) on each Monthly Remittance Date, to pay itself the Servicing Fee;

                  (ii) to withdraw investment earnings on amounts on deposit in the Principal and Interest Account;

                  (iii) to withdraw amounts that have been deposited to the Principal and Interest Account in error;

                  (iv) to reimburse itself for unrecovered Delinquency Advances and Servicing Advances;

                  (v) to clear and terminate the Principal and Interest Account following the termination of the Trust; and

                  (vi) to reimburse the Master Servicer for expenses incurred by or reimbursable to the Master Servicer to the extent provided in the Servicing Agreement

         The Master Servicer will remit to the Indenture Trustee for deposit in the Note Account the Daily Collections allocable to a Remittance Period not later than the related Monthly Remittance Date, and Loan Purchase Prices and Substitution Amounts two Business Days following the related repurchase or substitution, as the case may be.

         Delinquency Advances. On each Monthly Remittance Date, the Master Servicer shall be required to remit to the Indenture Trustee for deposit to the Note Account out of the Master Servicer's own funds any delinquent payment of interest with respect to each delinquent Home Equity Loan, which payment was not received on or prior to the related Monthly Remittance Date and was not theretofore advanced by the Master Servicer. Such amounts of the Master Servicer's own funds so deposited are "Delinquency Advances." The Master Servicer may reimburse itself on any Business Day for any Delinquency Advances paid from the Master Servicer's own funds, from collections on any Home Equity Loan that are not required to be distributed on the Payment Date occurring during the month in which such reimbursement is made (such amount to be replaced on future dates to the extent necessary).

         Notwithstanding the foregoing, in the event that the Master Servicer determines in its reasonable business judgment in accordance with the servicing standards of the Servicing Agreement that any proposed Delinquency Advance if made would not be recoverable, the Master Servicer shall not be required to make such Delinquency Advances with respect to such Home Equity Loan. To the extent that the Master Servicer previously has made Delinquency Advances with respect to a Home Equity Loan that the Master Servicer subsequently determines to be nonrecoverable, the Master Servicer shall be entitled to reimbursement for such aggregate unreimbursed Delinquency Advances as provided above or may withdraw such amounts from the Principal and Interest Account. The Master Servicer shall give written notice of such determination as to why such amount is or would or may withdraw such amounts from the principal and Interest Account be nonrecoverable to the Indenture Trustee and the Note Insurer.

         Servicing Advances. The Master Servicer will be required to pay all "out of pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, (i) expenditures in connection with a foreclosed Home Equity Loan prior to the liquidation thereof, including, without limitation, expenditures for real estate property taxes, hazard insurance premiums, property restoration or preservation ("Preservation Expenses"), (ii) the cost of any enforcement or judicial proceedings, including foreclosures and (iii) the cost of the management and liquidation of Property (including broker's fees) acquired in satisfaction of the related Mortgage, except to the extent that the Master Servicer in its reasonable business judgment determines that any such proposed amount would not be recoverable. Such costs and expenses will constitute "Servicing Advances." The Master Servicer may recover a Servicing Advance to the extent permitted by the Home Equity Loans or, if not theretofore recovered from the Mortgagor on whose behalf such Servicing Advance was made, from Liquidation Proceeds realized upon the liquidation of the related Home Equity Loan or from certain amounts on deposit in the Note Account as provided in the Servicing Agreement. In the event a Servicing Advance previously made is deemed to be nonrecoverable, the Master Servicer may withdraw such amounts from the Principal and Interest Account.

         Compensating Interests. A full month's interest at the Coupon Rate will be due on the outstanding Principal Balance of each Home Equity Loan as of the beginning of each Remittance Period. If a prepayment in full of a Home Equity Loan or a Prepayment of at least six times a Mortgagor's Monthly Payment occurs during any calendar month, any difference between the interest collected from the Mortgagor in connection with such payoff and the full month's interest at the Coupon Rate that would be due on the related due date for such Home Equity Loan (such difference, the "Compensating Interest") (but not in excess of the aggregate Servicing Fee for the related Remittance Period), will be required to be deposited to the Principal and Interest Account (or if such difference is an excess, the Master Servicer shall retain such excess) on the next succeeding Monthly Remittance Date by the Master Servicer and shall be included in the Monthly Remittance Amount to be made available to the Indenture Trustee on the next succeeding Monthly Remittance Date.

         The Master Servicer, and in the absence of the exercise thereof by the Master Servicer, the Note Insurer will have the right and the option, but not the obligation, to purchase for its own account any Home Equity Loan which becomes delinquent as to three consecutive monthly installments or any Home Equity Loan as to which enforcement proceedings have been brought by the Master Servicer; provided, that the Master Servicer must, if it elects to purchase such Home Equity Loans, purchase the most delinquent Home Equity Loans first unless the Note Insurer otherwise consents. The purchase price for any such Home Equity Loan is equal to the Loan Purchase Price thereof, which purchase price shall be deposited in the Principal and Interest Account.

         The Master Servicer is required to cause to be liquidated any Home Equity Loan relating to a Property as to which ownership has been effected in the name of the Master Servicer on behalf of the Issuer and which has not been liquidated within 35 months of such effecting of ownership at such price as the Master Servicer deems necessary to comply with this requirement.

         The Master Servicer will be required to cause hazard insurance to be maintained with respect to the related Property and to advance sums on account of the premiums therefor if not paid by the Mortgagor if permitted by the terms of such Home Equity Loan.

         The Master Servicer will have the right under the Servicing Agreement (upon receiving the consent of the Note Insurer) to accept applications of Mortgagors for consent to (i) partial releases of Mortgages, (ii) alterations and (iii) removal, demolition or division of Properties. No application for approval may be considered by the Master Servicer unless: (i) the provisions of the related Note and Mortgage have been complied with; (ii) the loan-to-value ratio and debt-to-income ratio after any release does not exceed the loan-to-value ratio and debt-to-income ratio of such Note on the Cut-Off Date and any increase in the loan-to-value shall not exceed 5% unless approved in writing by the Note Insurer; and (iii) the lien priority of the related Mortgage is not affected.

         Amendment. The Master Servicer shall not agree to any modification, waiver or amendment of any provision of any Home Equity Loan unless, in the Master Servicer's good faith judgment, such modification, waiver or amendment would minimize the loss that might otherwise be experienced with respect to such Home Equity Loan and only in the event of a payment default with respect to such Home Equity Loan or in the event that a payment default with respect to such Home Equity Loan is reasonably foreseeable by the Master Servicer; provided, however, that no such modification, waiver or amendment shall extend the maturity date of such Home Equity Loan beyond January __________. Notwithstanding anything set forth in the Servicing Agreement to the contrary, the Master Servicer shall be permitted to modify, waive or amend any provision of a Home Equity Loan if required by statute or a court of competent jurisdiction to do so.

         The Master Servicer shall provide written notice to the Indenture Trustee and the Note Insurer prior to the execution of any modification, waiver or amendment of any provision of any Home Equity Loan; provided that if the Note Insurer does not object in writing to the modification, waiver or amendment specified in such notice within five Business Days after its receipt thereof, the Master Servicer may effectuate such modification, waiver or amendment and shall deliver to the Custodian, on behalf of the Indenture Trustee for deposit in the related Mortgage

File, an original counterpart of the agreement relating to such modification, waiver or amendment, promptly following the execution thereof.

         Sub-Servicing Agreements. The Master Servicer, with the consent of the
Note Insurer, except as provided below, will be permitted under the Servicing Agreement to enter into servicing agreements (the "Sub-Servicing Agreements") with other qualified servicers (the "Sub-Servicers") for any servicing and administration of Home Equity Loans with any institution that (x) is in compliance with the laws of each state necessary to enable it to perform its obligations under such Sub-Servicing Agreement, (y) has experience servicing home equity loans that are similar to the Home Equity Loans and (z) has equity of not less than $5,000,000 (as determined in accordance with generally accepted accounting principles).

         With the consent of the Note Insurer, the Master Servicer may enter into Sub-Servicing Agreements with Sub-Servicers with respect to the servicing of the Home Equity Loans; provided that the Master Servicer will not need the consent of the Note Insurer to enter into Sub-Servicing Agreement with an affiliate of the Master Servicer. Notwithstanding any Sub-Servicing Agreement, the Master Servicer will not be relieved of its obligations under the Servicing Agreement and the Master Servicer will be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Home Equity Loans. The Master Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Master Servicer by such Sub-Servicer and nothing contained in such Sub-Servicing Agreement shall be deemed to limit or modify the Servicing Agreement.

         Indemnification. The Master Servicer has agreed to indemnify and hold the Indenture Trustee and the Note Insurer harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Indenture Trustee and the Note Insurer may sustain in any way related to the failure of the Master Servicer to perform its duties and service the Home Equity Loans in compliance with the terms of the Servicing Agreement except as may be limited in the Servicing Agreement. The Master Servicer shall immediately notify the Indenture Trustee and the Note Insurer if a claim is made by a third party with respect to the Servicing Agreement, and the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Master Servicer, the Indenture Trustee, the
Note Insurer and/or the Backup Master Servicer in respect of such claim. [The Indenture Trustee shall reimburse the Master Servicer from amounts otherwise distributable on the Notes (and if the Backup Master Servicer is the Master Servicer, from the Principal and Interest Amount) for all amounts advanced by it pursuant to the preceding sentence, except when a final nonappealable adjudication determines that the claim relates directly to the failure of the Master Servicer to perform its duties in compliance with the Servicing Agreement. The indemnification provisions shall survive the termination of the Servicing Agreement and the payment of the outstanding Notes].

         Reports by the Master Servicer. The Master Servicer will be required to deliver to the Indenture Trustee, the Note Insurer, and the Rating Agencies on or before April 30 of each year, commencing in 1999: (1) an officers' certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during such preceding calendar year and of performance under the Servicing Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has fulfilled all its obligations under the Servicing Agreement for such year, or, if there has been a default in the fulfillment of all such obligation, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Master Servicer to remedy such default and (2) a letter or letters of a firm of independent, nationally recognized certified public accountants reasonably acceptable to the Note Insurer stating that such firm has examined the Master Servicer's overall servicing operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, and stating such firm's conclusions relating thereto.

         Removal and Resignation of Master Servicer. The Note Insurer (or, the Noteholders, with the consent of the Note Insurer) will have the right, pursuant to the Servicing Agreement, to remove the Master Servicer upon the occurrence of certain events (collectively, the "Master Servicer Termination Events") including, without limitation: (a) certain acts of bankruptcy or insolvency on the part of the Master Servicer; (b) certain failures on the part of the Master Servicer to perform its obligations under the Servicing Agreement (including certain performance tests related to the delinquency rate and cumulative losses of the Home Equity Loans); or (c) the failure to cure material breaches of the Master Servicer's representations in the Servicing Agreement.

         The Master Servicer is not permitted to resign from the obligations and duties imposed on it under the Servicing Agreement except upon determination that its duties thereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Master Servicer so causing such conflict being of a type and nature carried on by the Master Servicer on the date of the Servicing Agreement. Any such determination permitting the resignation of the Master Servicer is required to be evidenced by an opinion of counsel to such effect which shall be delivered, and reasonably acceptable, to the Indenture Trustee and the Note Insurer.

         Upon removal or resignation of the Master Servicer, subject to the right of the Note Insurer to direct the Indenture Trustee to assign such duties to another party acceptable to the Note Insurer, the Backup Master Servicer shall assume the duties of Master Servicer. Any successor (including the Backup Master Servicer) other than an affiliate of First Greensboro Home Equity, Inc. is required to be a housing and home finance institution, bank or mortgage servicing institution which has been designated as an approved seller-servicer by FNMA or FHLMC for first and second lien home equity loans having equity of not less than $5,000,000 as determined in accordance with generally accepted accounting principles, and which is acceptable to the Note Insurer and shall assume all or any part of the responsibilities, duties or liabilities of the Master Servicer.

         No removal or resignation of the Master Servicer will become effective until the Backup Master Servicer or a successor Master Servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with the Servicing Agreement.

                                THE NOTE INSURER

         The information set forth in this section has been provided by the Note Insurer. No representation is made by the Underwriter, the Seller, the Master Servicer, the Master Backup Servicer, the Depositor or any of their affiliates as to the accuracy or completeness of such information or any information related to the Note Insurer incorporated by reference herein.

General

         The Note Insurer is a monoline insurance company incorporated in 1984 under the laws of the State of New York. The Note Insurer is licensed to engage in financial guaranty insurance business in all 50 states, the District of Columbia and Puerto Rico.

         The Note Insurer and its subsidiaries are engaged exclusively in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. In general, financial guaranty insurance consists of the issuance of a guaranty of scheduled payments of an issuer's securities --thereby enhancing the credit rating of those securities --in consideration for the payment of a premium to the insurer. The
Note Insurer and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are generally supported by residential mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities consist largely of general obligation bonds, special revenue bonds and other special obligations of state and local governments. The Note Insurer insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy the Note Insurer's underwriting criteria.

         The Note Insurer is a wholly owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"), a New York Stock Exchange listed company. Major shareholders of Holdings include Fund American Enterprises Holdings, Inc., US WEST Capital Corporation and The Tokyo Marine and Fire Insurance Co., Ltd. No shareholder of Holdings is obligated to pay any debt of the Note Insurer or any claim under any insurance policy issued by the Note Insurer or to make any additional contribution to the capital of the Note Insurer.

         The principal executive offices of the Note Insurer are located at 350 Park Avenue, New York, New York 10022, and its telephone number at that location is (212) 826-0100.

Reinsurance

         Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by the Note Insurer or any of its domestic operating insurance company subsidiaries are reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, the Note Insurer reinsures a portion of its liabilities under certain of its financial guaranty insurance policies with other reinsurers under various quota share treaties and on a transaction-by-transaction basis. Such reinsurance is utilized by the Note Insurer as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter or limit the Note Insurer's obligations under any financial guaranty insurance policy.

Ratings of Claims-Paying Ability

         The Note Insurer's claims-paying ability is rated "Aaa" by Moody's and "AAA" by Standard & Poor's, Fitch, Nippon Investors Service Inc. and Standard & Poor's (Australia) Pty. Ltd. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.

Capitalization

         The following table sets forth the capitalization of the Note Insurer and its wholly owned subsidiaries on the basis of generally accepted accounting principles as of September 30, 1997 (in thousands)

                                                                                          GAAP
                                                                                          ----
                                                                         -------------            -------------
                                                                           (Audited)               (Unaudited)
                                                                                     (In millions)

Admitted Assets                                                               $____                   $____
Liabilities                                                                    ____                    ____
Shareholder's Equity                                                           ____                    ____
                                        ----------------------------------

         For further information concerning the Note Insurer, see the Consolidated Financial Statements of the Note Insurer and subsidiaries, and the notes thereto incorporated herein by reference. Copies of the statutory quarterly and annual statements filed with the State of New York Insurance Department by the Note Insurer are available upon request to the State of New York Insurance Department.

Incorporation of Certain Documents by Reference

         The consolidated financial statements of the Note Insurer and subsidiaries included as an exhibit to the Annual Report on Form 10-K for the period ended December 31, 1996 and the unaudited financial statements of the
Note Insurer and subsidiaries for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997 included as an exhibit to the Quarterly Reports on Form 10-Q for the periods ended March 31, 1997, June 30, 1997 and September 30, 1997, each of which have been filed with the Securities and Exchange Commission by Holdings, are hereby incorporated by reference in this Prospectus Supplement.

         All financial statements of the Note Insurer and subsidiaries included in documents filed by Holdings pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subsequent to the date of this Prospectus Supplement and prior to the termination of the offering of the Notes shall be deemed to be incorporated by reference into this Prospectus Supplement and to be a part hereof from the respective dates of filing such documents.

         The Depositor will provide without charge to any person to whom this Prospectus Supplement is delivered, upon oral or written request of such person, a copy of any or all of the foregoing financial statements incorporated by reference. Requests for such copies should be directed to the Secretary, One First Union Center 301 S. College Street, Charlotte, North Carolina 28288-0630

Insurance Regulation

         The Note Insurer is licensed and subject to regulation as a financial guaranty insurance corporation under the laws of the State of New York, its state of domicile. In addition, the Note Insurer and its insurance subsidiaries are subject to regulation by insurance laws of the various other jurisdictions in which they are licensed to do business. As a financial guaranty insurance corporation licensed to do business in the State of New York, the Note Insurer is subject to Article 69 of the New York Insurance Law which, among other things, limits the business of each such insurer to financial guaranty insurance and related lines, requires that each such insurer maintain a minimum surplus to policyholders, establishes contingency, loss and unearned premium reserve requirements for each such insurer, and limits the size of individual transactions ("single risks") and the volume of transactions ("aggregate risks") that may be underwritten by each such insurer. Other provisions of the New York Insurance Law, applicable to non-life insurance companies such as the Note Insurer, regulate, among other things, Eligible Investments, payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liability for borrowings.

         The Note Insurer does not accept any responsibility for the accuracy or completeness of this Prospectus Supplement or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of information regarding the Note Insurer set forth or incorporated under the heading "The Note Insurer" herein.

                              THE INSURANCE POLICY

         Simultaneously with the issuance of the Notes, the Note Insurer will issue the Insurance Policy to the Indenture Trustee for the benefit of the Noteholders pursuant to which it will irrevocably and unconditionally guaranty payment on each Payment Date to the Indenture Trustee for the benefit of the Noteholders of an amount equal to the Note Interest plus any Overcollateralization Deficit for such Payment Date calculated in accordance with the original terms of the Notes when issued and without regard to any amendment or modification of the Notes or the Indenture except amendments or modifications to which the Note Insurer has given its prior written consent. The amount of the Insured Payment, if any, made by the Note Insurer to the Noteholders under the Insurance Policy on each Payment Date is the sum (without duplication) of (i) any shortfall in the amount required to pay the Overcollateralization Deficit for such Payment Date from a source other than the Insurance Policy, (ii) any shortfall in the amount required to pay Note Interest for such Payment Date from a source other than the Insurance Policy and (iii) any shortfall in the amount required to pay the Preference Amount from a source other than the Insurance Policy. Payments which become due on an accelerated basis as a result of (a) a default by the Issuer, (b) an election by the Issuer to pay principal on an accelerated basis or (c) any other cause do not constitute "Insured Payments," unless the Note Insurer elects, in its sole discretion, to pay such principal due upon acceleration, together with any accrued interest to the date of acceleration. The effect of the Insurance Policy is to guaranty the timely payment of interest on, and the ultimate principal amount of the Notes. Notwithstanding the foregoing, the Note Insurer is permitted at its sole option, but is not required, to pay any losses in connection with the liquidation of a Home Equity Loan in accordance with the Insurance Policy.

         Payment of claims under the Insurance Policy will be made by the Note Insurer following Receipt by the Note Insurer of the appropriate notice for payment on the later to occur of (a) 12:00 noon, New York City time, on the second Business Day following Receipt of such notice for payment, and (b) 12:00 noon, New York City time, on the relevant Payment Date.

         If any payment of an amount guaranteed by the Note Insurer pursuant to the Insurance Policy is avoided as a preference payment under applicable bankruptcy, insolvency, receivership or similar law the Note Insurer will pay such amount out of the funds of the Note Insurer on the later of (a) the date when due to be paid pursuant to the Order referred to below or (b) the first to occur of (i) the fourth Business Day following Receipt by the Note Insurer from the Indenture Trustee of (A) a certified copy of the order (the "Order") of the court or other governmental body which exercised jurisdiction to the effect that a Noteholder is required to return principal or interest distributed with respect to a Note during the term of the Insurance Policy because such distributions were avoidable preferences under applicable bankruptcy law, (B) a certificate of the Noteholder that the Order has been entered and is not subject to any stay, and (C) an assignment duly executed and delivered by the Noteholder, in such form as is reasonably required by the Note Insurer and provided to the Noteholder by the Note Insurer, irrevocably assigning to the Note Insurer all rights and claims of the Noteholder relating to or arising under the Notes against the debtor which made such preference payment or otherwise with respect to such preference payment, or
(ii) the date of Receipt by the Note Insurer from the Indenture Trustee of the items referred to in clauses (A), (B) and (C) above if, at least four Business Days prior to such date of Receipt, the Note Insurer shall have Received written notice from the Indenture Trustee that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order and not to the Indenture Trustee or any Noteholder directly (unless a Noteholder has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case such payment shall be disbursed to the Indenture Trustee for distribution to such Noteholder upon proof of such payment reasonably satisfactory to the Note Insurer).

         The terms "Receipt" and "Received," with respect to the Insurance Policy, means actual delivery to the Note Insurer and to its fiscal agent appointed by the Note Insurer at its option, if any, prior to 12:00 p.m., New York City time, on a Business Day; delivery either on a day that is not a Business Day or after 12:00 p.m., New York City time, shall be deemed to be Receipt on the next succeeding Business Day. If any notice or certificate given under the Insurance Policy by the Indenture Trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received, and the Note Insurer or the fiscal agent shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended notice.

         Under the Insurance Policy, "Business Day" means any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in The City of New York, New York are authorized or obligated by law or executive order to be closed.

         The Note Insurer's obligations under the Insurance Policy in respect of Insured Payments shall be discharged to the extent funds are transferred to the Indenture Trustee as provided in the Insurance Policy, whether or not such funds are properly applied by the Indenture Trustee.

         The Note Insurer shall be subrogated to the rights of each Noteholder to receive payments of principal and interest, as applicable, with respect to distributions on the Notes to the extent of any payment by the Note Insurer under the Insurance Policy. To the extent the Note Insurer makes Insured Payments, either directly or indirectly (as by paying through the Indenture Trustee), to the Noteholders, the Note Insurer will be subrogated to the rights of the Noteholders, as applicable, with respect to such Insured Payment, shall be deemed to the extent of the payments so made to be a registered Noteholder for purposes of payment and shall receive all future payments of principal and interest, as applicable, until all such Insured Payments by the Note Insurer have been fully reimbursed, provided that the Noteholders have received the full amount of the payments of principal and interest, as applicable.

         Claims under the Insurance Policy will rank equally with any other unsecured and unsubordinated obligations of the Note Insurer except for certain obligations in respect of tax and other payments to which preference is or may become afforded by statute. The terms of the Insurance Policy cannot be modified, altered or affected by any other agreement or instrument, or by the merger, consolidation or dissolution of the Master Servicer. The Insurance Policy by its terms may not be canceled or revoked. The Insurance Policy is governed by the laws of the State of New York.

         The Insurance Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law. The Insurance Policy is not covered by the Florida Insurance Guaranty Association created under Part II of Chapter 631 of the Florida Insurance Code. In the event the Note Insurer were to become insolvent, any claims arising under the Insurance Policy are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article 14.2 of Chapter 1 of part 2 of Division 1 of the California Insurance Code.

Pursuant to the terms of the Indenture, unless a Note Insurer Default exists, the Note Insurer shall be deemed to be the Noteholder for certain purposes (other than with respect to payment on the Notes), will be entitled to exercise all rights of the Noteholder thereunder, without the consent of such Noteholders and the Noteholders may exercise such rights only with the prior written consent of the Note Insurer. In addition, the Note Insurer will have certain additional rights as a third party beneficiary to the Indenture.

         The Note Insurer does not accept any responsibility for the accuracy of completeness of this Prospectus Supplement or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of the information regarding the Note Insurer set forth under the heading "The
Note Insurer" herein. Additionally, the Note Insurer makes no representation regarding the Notes or the advisability of investing in the Notes.

   __________________ rates the claims paying ability of the Note Insurer "___".

   __________________ rates the claims paying ability of the Note Insurer "___".

         Each rating of the Note Insurer should be evaluated independently. The ratings reflect the respective rating agency's current assessment of the creditworthiness of the Note Insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency.

         The above ratings are not recommendations to buy, sell or hold the Notes and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of any of the above ratings may have an adverse effect on the market price of the Notes. The Note Insurer does not guaranty the market price of the Notes nor does it guaranty that the ratings on the Notes will not be revised or withdrawn.

Insurance Policy Does Not Apply to Prepayment Risk

         In general, the protection afforded by the Insurance Policy is protection for credit risk and not for prepayment risk. A claim may not be made under the Insurance Policy, in an attempt to guarantee or insure that any particular rate of prepayment is experienced by the Trust Estate.

                              ERISA CONSIDERATIONS

         Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), prohibit a pension, profit sharing or other employee benefit plan, as well as individual retirement accounts and annuities and certain Keogh Plans, and entities deemed to hold assets of such plans (each, a "Plan") from engaging in certain transactions involving "plan assets" with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to such Plan. A violation of these "prohibited transaction rules" may generate excise tax and other penalties and liabilities under ERISA and the Code for such persons. Title I of ERISA also requires that fiduciaries of a Plan subject to ERISA make investments that are prudent, diversified (except if prudent not to do so) and in accordance with governing plan documents.

         Under regulations of the Department of Labor set forth in 29 C.F.R. ss. 2510.3-101 (the "Plan Asset Regulations"), the assets of a Plan generally include not only securities held by a Plan but also the underlying assets of the issuer of any equity securities (the "Look-Through Rule") unless one or more exceptions specified in the Plan Asset Regulations are satisfied. For purposes of those Regulations, an equity security is a security other than a security that is treated as debt under applicable local law and that has no substantial equity features. The Issuer believes that the Notes will be treated as debt obligations without significant equity features for purposes of the Plan Asset Regulations. Accordingly, a Plan that acquires a Note should not be treated as having acquired a direct interest in the assets of the Issuer. However, there can be no complete assurance that the Notes will be treated as debt obligations without significant equity features for purposes of the Plan Asset Regulations. If the Notes are treated as having substantial equity features, the purchaser of a Note could be treated as having acquired a direct interest in the Home Equity Loans securing the Notes. In that event, the purchase, holding, or resale of the Notes could result in a transaction that is prohibited under ERISA or the Code.

         However, even if the Notes are treated as debt for such purposes, the acquisition or holding of Notes by or on behalf of a Plan could be considered to give rise to a prohibited transaction if the Issuer or any of its affiliates is or becomes a "party in interest" under ERISA or a "disqualified person" under the Code with respect to such Plan. In such case, certain exemptions from the prohibited transaction rules could be applicable depending on the type and circumstances of the plan fiduciary making the decision to acquire Notes. Included among these exemptions are: Prohibited Transaction Class Exemption ("PTCE") 96-23, regarding transactions effected by "in-house asset managers"; PTCE 90-1, regarding investments by insurance company pooled separate accounts; PTCE 95-60, regarding investments by insurance company general accounts; PTCE 91-38, regarding investments by bank collective investment funds; and PTCE 84-14, regarding transactions effected by "qualified professional asset managers". A purchaser of a Note should be aware, however, that even if the conditions specified in one or more exemptions are met, the scope of the relief provided by an exemption might not cover all acts that might be construed as prohibited transactions. The purchase of a Note will be deemed a representation by the acquirer that either (i) it is not, and is not purchasing a Note on behalf of, or with the assets of, a Plan, or (ii) the acquisition and holding of a Note by the acquirer qualifies for exemptive relief under PTCE 95-60, PTCE 96-23, PTCE 91-38, PTCE 90-1, PTCE 84-14 or another Department of Labor Class Exemption.

         A governmental plan as defined in Section 3(32) of ERISA is not subject to Title I of ERISA or Section 4975 of the Code. However, such a governmental plan may be subject to a federal, state, or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code ("Similar Law"). A fiduciary of a governmental plan should make its own determination as to the need for and the availability of any exemptive relief under Similar Law.

         A Plan fiduciary considering the purchase of Notes should consult its tax and/or legal advisors regarding the applicability of the fiduciary responsibility provisions of ERISA to such investment, whether the assets of the Issuer would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules, and other related issues and their potential consequences. The sale of Notes to a Plan is in no respect a representation by the Issuer or the Underwriter that this investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that this investment is appropriate for Plans generally or any particular Plan. See "ERISA Considerations" in the Prospectus.

                                 USE OF PROCEEDS

         The Issuer intends to use the net proceeds to be received from the sale of the Notes to acquire the Home Equity Loans from the Depositor and the Seller and to pay other expenses associated with the pooling of the Home Equity Loans and the issuance of the Notes.

                         LEGAL INVESTMENT CONSIDERATIONS

         The Notes will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). Institutions whose activities are subject to review by federal or state regulatory authorities may be or may become subject to restrictions, which may be retroactively imposed by such regulatory authorities, on the investment by such institutions in certain forms of mortgage related securities.
See "Legal Investment" in the Prospectus.

                                  UNDERWRITING

         Under the terms set forth in the Underwriting Agreement, dated the date hereof (the "Underwriting Agreement"), the Depositor has agreed to cause the Issuer to sell, and the Underwriter has agreed, subject to the terms and conditions set forth therein, to purchase the entire principal amount of the Notes.

         The Underwriter has informed the Depositor that it proposes to offer the Notes for sale from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined, in each case, at the time of the related sale. The Underwriter may effect such transactions by selling the Notes to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter. In connection with the sale of the Notes, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting compensation. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Notes may be deemed to be underwriters and any commissions received by them and any profit on the resale of the Notes by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended (the "Securities Act").

         The Depositor and the Seller have agreed to indemnify the Underwriter against certain liabilities including liabilities under the Securities Act.

         The Depositor has been advised by the Underwriter that the Underwriter intends to make a market in the Notes, as permitted by applicable laws and regulations and subject to the provisions of Rule 104 of Regulation M. The Underwriter is not obligated, however, to make a market in the Notes and such market-making may be discontinued at any time at the sole discretion of the Underwriter. Accordingly, no assurance can be given as to the liquidity of, or trading markets for, the Notes.

         First Union Capital Markets, a division of Wheat First Securities Corp. ("First Union"), or affiliates of First Union (collectively referred to as First Union for the purposes of this paragraph) provide warehouse financing facilities to the Seller. In connection with such financing facilities, the Seller has agreed to provide First Union with the opportunity to underwrite securities, as herein.

         All of the Home Equity Loans included in the Trust Estate will have been acquired in a privately negotiated transaction with the Sponsor.

                                REPORT OF EXPERTS

         The consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries, as of December 31, 1998 and the related consolidated statements of income, changes in shareholders' equity, and cash flows for each of the three years in the period ended December 31, 1998, incorporated by reference into this Prospectus Supplement have been audited by Coopers & Lybrand
L. L. P., independent accountants, as set forth in their report thereon incorporated by reference herein in reliance upon the authority of such firm as experts in accounting and auditing.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         The following general discussion, when read in conjunction with the discussion of "Material Federal Income Tax Consequences-Debt Securities" in the Prospectus, describes Material Federal Income Tax Consequences to the original purchasers of the Notes of the purchase, ownership and disposition of the Notes. It does not purport to discuss all federal income tax consequences that may be applicable to investment in the Notes or to particular categories of investors, some of which may be subject to special rules.

         The discussion that follows, and the opinions set forth below of Dewey Ballantine LLP, special tax counsel to the Issuer ("Tax Counsel"), are based on the provisions of the Internal Revenue Code of 1986, as amended (the "Code") and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. The opinions of Tax Counsel are not binding on the courts or the Internal Revenue Service (the "IRS"). Potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the Notes.

Characterization of the Notes as Indebtedness

         In the opinion of Tax Counsel, although no transaction closely comparable to that contemplated herein has been the subject of any Treasury regulation, revenue ruling or judicial decision, based on the application of existing law to the facts as set forth in the applicable agreements, the proper treatment of the Notes is as indebtedness for federal income tax purposes.

         Except as described below, interest paid or accrued on a Note will be treated as ordinary income to the Noteholders and principal payments on a Note will be treated as a return of capital to the extent of the Noteholder's basis in the Note allocable thereto. An accrual method taxpayer will be required to include in income interest on the Notes when earned, even if not paid, unless it is determined to be uncollectible. It is not anticipated that the Notes will be issued with original issue discount. See "Material Federal Income Tax Consequences -- Debt Securities" in the Prospectus.

Alternative Characterizations of the Notes

         Although it is the opinion of Tax Counsel that the Notes are properly characterized as indebtedness for federal income tax purposes, no assurance can be given that such characterization of the Notes will prevail. If the Notes were treated as an ownership interest in the Home Equity Loans, all income on such Home Equity Loans would be income to the holders of the Notes, and related fees and expenses would generally be deductible (subject to certain limitations on the deductibility of miscellaneous itemized deductions by individuals) and certain market discount and premium provisions of the Code might apply to a purchase of the Notes.

         If, alternatively, the Notes were treated as an equity interest in the Trust, the Trust would be treated as a partnership for federal income tax purposes. As a partnership, the Trust will not be subject to federal income tax unless treated as a publicly traded partnership taxable as a corporation. Any such corporate income tax could materially reduce cash available to make payments on the Notes. Tax Counsel is of the opinion that, although no transaction closely comparable to that contemplated herein has been the subject of any Treasury regulation, revenue ruling or judicial decision and, therefore, is subject to interpretation, the Trust, if treated as a partnership, will not be treated as a publicly traded partnership taxable as a corporation. This opinion is based on Tax Counsel's conclusion that the nature of the income of the Trust exempts it from the rules that certain publicly traded partnerships are taxable as corporations.

                            STATE TAX CONSIDERATIONS

         Potential Noteholders should consider the state and local income tax consequences of the purchase, ownership and disposition of the Notes. State and local income tax laws may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential Noteholders should consult their own tax advisors with respect to the various state and local tax consequences of an investment in the Notes.

                                  LEGAL MATTERS

         Certain legal matters will be passed upon for the Sponsor by Stroock & Stroock & Lavan LLP, New York, New York and Shell, Bray, Aycock, Able and Livingston, Greensboro, North Carolina. Dewey Ballantine LLP, New York, New York or Dewey Ballantine LLP, Washington, D.C., will act as counsel for the Underwriter and will pass upon certain federal income tax matters for the Issuer. Certain legal matters relating to the Note Insurer and the Insurance Policy will be passed upon for the Note Insurer by Thacher, Proffitt & Wood, New York, New York.

                               RATING OF THE NOTES

         It is a condition to the issuance of the Notes that each shall be rated "Aaa" by Moody's. and "AAA" by Standard & Poor's.

         Explanations of the significance of such ratings may be obtained from Moody's, 99 Church Street, New York, New York 10007, and Standard & Poor's, 25 Broadway, New York, New York 10004. Each rating will be the view only of the assigning Rating Agency.

         The ratings on the Notes are based in substantial part on the claims-paying ability of the Note Insurer. Any changes in the ratings of the
Note Insurer by the Rating Agencies may result in a change in the ratings of the Notes.

         The ratings assigned to the Notes do not represent any assessment of the likelihood or rate of Prepayments and do not address the possibility that Noteholders might suffer a lower than anticipated yield.

         There is no assurance that any rating assigned to the Notes will continue for any period of time or that such ratings will not be revised or withdrawn. Any such revision or withdrawal of such ratings may have an adverse effect on the market price or liquidity of the Notes.

         The ratings of the Notes should be evaluated independently form similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities.

         There can be no assurances as to whether any other rating agency will rate the Notes, or, if one does, what rating will be assigned by such other rating agency. A rating on the Notes by another rating agency, if assigned at all, may be lower than the ratings assigned to the Notes by Moody's or Standard & Poor's.

                            INDEX OF PRINCIPAL TERMS

                                                  Page

Administrative Fee Amount...........................5
Appraised Values...................................47
Available Funds.................................7, 32
Beneficial Owner....................................6
Book-Entry Notes...................................25
Business Day....................................7, 70
Capitalized Interest Account....................2, 15
Cedel...............................................6
Cedel Participants.................................26
Citibank...........................................25
Code.......................................16, 71, 73
Combined Loan-to-Value Ratio.......................47
Compensating Interest..........................12, 65
Coupon Rates.......................................13
Custodian..........................................28
Cut-Off Date........................................5
Daily Collections..................................63
Definitive Note.....................................6
Delinquency Advance................................12
Delinquency Advances...............................64
Depositor........................................1, 4
Determination Date.................................31
DIL................................................45
DTC.................................................6
Eligible Investments...............................33
ERISA..........................................17, 71
Euroclear...........................................6
Euroclear Operator.................................26
Euroclear Participants.............................26
European Depositaries..............................25
Excess Cash.....................................9, 35
Exchange Act.......................................68
FHLMC..............................................18
Final Certification................................29
Final Recovery Determination.......................31
Financial Intermediary.............................25
First Greensboro...................................39
First Union........................................73
Fitch..............................................11
FNMA...............................................18
Funding Period.....................................15
HEP................................................60
Home Equity Loans................................1, 6
Home Equity Prepayment.............................60
Indenture...........................................1
Indenture Trustee................................1, 5
Indenture Trustee Fee...............................5
Initial Aggregate Principal Balance.............2, 47
Initial Home Equity Loans........................2, 6
Insurance Policy................................1, 10
Insured Payment....................................11
Interest Period.....................................8
IRS................................................73
Issuer...........................................1, 4
Liquidated Loan....................................31
Liquidation Proceeds...........................31, 32
Loan Sale Agreement.................................2
Loan Transfer Agreement.............................2
Loan-to-Value Ratios...............................47
Look-Through Rule..................................71
Master Backup Servicer.......................2, 5, 46
Master Servicer..................................2, 4
Master Servicer Optional Termination Date......16, 37
Master Servicer Termination Events.................66
Maximum Collateral Amount..........................16
Maximum Collateral Amount..........................16
Maximum Rates......................................14
Minimum Rates......................................14
Modeling Assumptions...............................60
Monthly Principal...............................8, 31
Monthly Remittance Date.............................6
Moody's............................................11
Mortgage File......................................29
Mortgage Note......................................13
Mortgage Notes.....................................47
Mortgagor..........................................56
Net Liquidation Proceeds.......................32, 63
New World..........................................39
Note Account.......................................33
Note Balance....................................8, 30
Note Insurer....................................1, 10
Note Insurer Default...............................11
Note Interest...................................8, 30
Note Interest Rate..............................8, 30
Noteholder......................................7, 25
Notes............................................1, 4
Original Pre-Funded Amount.........................15
Overcollateralization Amount....................9, 35
Overcollateralization Deficit..................10, 36
Overcollateralization Surplus..................10, 35
Owner Trustee....................................1, 5
Owner Trustee Fee...................................5
Participants.......................................26
Paying Agent.......................................29
Payment Date.....................................2, 7
Percentage Interest................................29
Plan...........................................17, 71
Plan Asset Regulations.........................17, 71
Preference Amount..................................11
Pre-Funded Amount..................................15
Pre-Funding Account.................................2
Prepayment.........................................31
Prepayment Assumption..............................60
Prepayment Interest Shortfall......................62

Preservation Expenses..............................12
Preservation Expenses..............................64
Principal and Interest Account.....................63
Principal Balance..................................31
Principal Remittance Amount........................31
PTCE...............................................72
Rating Agencies....................................17
Realized Loss......................................36
Record Date.........................................7
Redemption Date....................................38
REMIC...........................................3, 16
Remittance Period...................................5
Required Overcollateralization Amount..........10, 35
Residual Interest...................................1
Sales Agreement.....................................2
Schedule of Home Equity Loans......................28
Securities Act.....................................73
Seller...........................................2, 4
Servicing Advances.................................13
Servicing Advances.................................64
Servicing Fee......................................13
Similar Law........................................72
SMMEA..........................................17, 72
Sponsor..........................................2, 4
Standard & Poor's..................................11
Stated Maturity.....................................2
Subsequent Home Equity Loans.....................2, 6
Subsequent Transfer Date............................5
Sub-Servicers......................................66
Sub-Servicing Agreements...........................66
Substitution Amount................................29
Tax Counsel........................................73
Transferor..........................................2
Trust Agreement..................................1, 4
Trust Estate........................................1
Underwriter.........................................1
Underwriting Agreement.............................72

                                     ANNEX A


                        GLOBAL CLEARANCE, SETTLEMENT AND
                          TAX DOCUMENTATION PROCEDURES

         Except in certain limited circumstances, the globally offered Asset Backed Notes, Series 1998-1 (the "Global Securities"), will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through DTC, Cedel or Euroclear. The Global Securities will be traceable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

         Secondary market trading between investors holding Global Securities through Cedel and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional euroNote practice (i.e., seven calendar day settlement).

         Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

         Secondary cross-market trading between participants of Cedel or Euroclear and Participants holding Notes will be effected on a delivery-against-payment basis through the Relevant Depositaries of Cedel and Euroclear (in such capacity) and as Participants.

         Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

         All Global Securities will be held in book-entry form by DTC in the name of Cede, as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. As a result, Cedel and Euroclear will hold positions on behalf of their participants through their Relevant Depositaries, which in turn will hold such positions in accounts as Participants.

         Investors selecting to hold their Global Securities through DTC will follow DTC settlement practice. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors electing to hold their Global Securities through Cedel or Euroclear accounts will follow the settlement procedures applicable to conventional euroNotes, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

         Because the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         Trading between Participants. Secondary market trading between Participants will be settled using the procedures applicable to prior asset-backed Note issues in same-day funds.

         Trading between Cedel and/or Euroclear Participants. Secondary market trading between Cedel Participants or Euroclear Participants will be settled using the Procedures applicable to conventional euroNotes in same-day funds.

         Trading between DTC Seller and Cedel or Euroclear Participants. When Global Securities are to be transferred from the account of a Participant to the account of a Cedel Participant or a Euroclear Participant, the purchaser will send instructions to Cedel or Euroclear through a Cedel Participant or Euroclear Participant at least one Business Day prior to settlement. Cedel or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary to the Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Cedel Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Cedel or Euroclear cash debt will be valued instead as of the actual settlement date.

         Cedel Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Cedel or Euroclear. Under this approach, they may take on credit exposure to Cedel or Euroclear until the Global Securities are credited to their accounts one day later.

         As an alternative, if Cedel or Euroclear has extended a line of credit to them, Cedel Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, Cedel Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they clear the overdraft when the Global Securities are credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Cedel Participant's or Euroclear Participant's particular cost of funds.

         Because the settlement is taking place during New York business hours, Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Cedel Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the Participants a cross-market transaction will settle no differently than a trade between two Participants.

         Trading between Cedel or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Cedel Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a Participant. The seller will send instructions to Cedel or Euroclear through a Cedel Participant or Euroclear Participant at least one Business Day prior to settlement. In these cases, Cedel or Euroclear will instruct the Relevant Depositary, as appropriate, to deliver the Global Securities to the Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Cedel Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Cedel Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Cedel Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Cedel Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

         Finally, day traders that use Cedel or Euroclear and that purchase Global Securities from Participants for delivery to Cedel Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

         (a) borrowing through Cedel or Euroclear for one day (until the purchase side of the day trade is reflected in their Cedel or Euroclear accounts) in accordance with the clearing system's customary procedures;

         (b) borrowing the Global Securities in the U.S. from a Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Cedel or Euroclear account in order to settle the sale side of the trade; or

         (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the Participant is at least one day prior to the value date for the sale to the Cedel Participant or Euroclear Participant.

Certain U.S. Federal Income Tax Documentation Requirements

         A beneficial owner of Global Securities holding securities through Cedel or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

                  Exemption for non-U. S. Persons (Form W-8). Beneficial owners of Global Securities that are Non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of such change.

                  Exemption for non-U.S. Persons with effectively connected income (Form 4224). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade of Business in the United States).

                  Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form 1001). Non-U.S. Persons residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the beneficial owners or their agents.

                  Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

                  U.S. Federal Income Tax Reporting Procedure. The beneficial owner of a Global Security or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years, and Form 4224 is effective for one calendar year.

         The term "U.S. Person" means (i) a citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate that is subject to United States federal income tax, regardless of the source of its income or (iv) a trust if (a) a court in the United

States is able to exercise primary supervision over the administration of the trust, and (b) one or more United States fiduciaries have the authority to control all substantial decisions of the trust. The term "Non-U.S. Person" means any person who is not a U.S. Person. This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of Global Securities.

No dealer, salesman, or any other person has been authorized to give any information or to make any representation not contained in this Prospectus Supplement or the accompanying Prospectus, and, if given or made, such information or representation must not be relied upon as having been authorized by the Issuer, the Sponsor or the Underwriter. Neither this Prospectus Supplement nor the accompanying Prospectus constitutes an over to sell or a solicitation of an offer to buy any of the Notes offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction. Neither the delivery of this Prospectus Supplement or the accompanying Prospectus nor any sale made hereunder shall, under any circumstances, create an implication that the information herein is correct as of any time subsequent to the date hereof or that there has been no change in the affairs of the Issuer or the Depositor since such date.
                       -------------------

                       TABLE OF CONTENTS
                     Prospectus Supplement
                              Page

SUMMARY OF TERMS.........................................4
RISK FACTORS............................................18
DESCRIPTION OF THE NOTES................................24
THE ISSUER..............................................39
THE SPONSOR AND MASTER SERVICER.........................39
THE SELLER..............................................46
THE TRANSFEROR..........................................46
THE DEPOSITOR...........................................46
THE MASTER BACKUP SERVICER..............................46
DESCRIPTION OF THE HOME EQUITY LOANS....................47
CERTAIN PREPAYMENT AND YIELD CONSIDERATIONS.............56
THE SERVICING AGREEMENT.................................61
THE NOTE INSURER........................................67
THE INSURANCE POLICY....................................69
ERISA CONSIDERATIONS....................................71
USE OF PROCEEDS.........................................72
LEGAL INVESTMENT CONSIDERATIONS.........................72
UNDERWRITING............................................72
REPORT OF EXPERTS.......................................73
MATERIAL FEDERAL INCOME TAX CONSEQUENCES................73
STATE TAX CONSIDERATIONS................................74
LEGAL MATTERS...........................................74
RATING OF THE NOTES.....................................74

                           Prospectus

SUMMARY OF PROSPECTUS...................................
RISK FACTORS............................................
DESCRIPTION OF THE SECURITIES...........................
THE TRUST FUNDS.........................................
CREDIT ENHANCEMENT......................................
SERVICING OF HOME EQUITY LOANS..........................
THE AGREEMENTS..........................................
CERTAIN LEGAL ASPECTS OF HOME
   EQUITY LOANS.........................................
THE DEPOSITOR...........................................
USE OF PROCEEDS.........................................
MATERIAL FEDERAL INCOME TAX
   CONSEQUENCES.........................................
STATE TAX CONSIDERATIONS................................
ERISA CONSIDERATIONS....................................
LEGAL INVESTMENT........................................
PLAN OF DISTRIBUTION....................................
LEGAL MATTERS...........................................
FINANCIAL INFORMATION...................................
GLOSSARY OF TERMS.......................................



===========================================================
                       $175,000,000
                      (approximate)

            First Greensboro Home Equity Loan
                       Trust 1998-1
                          Issuer

                   Asset Backed Notes,
                      Series 1998-1


            FIRST GREENSBORO HOME EQUITY, INC.
               Sponsor and Master Servicer





             HOME EQUITY SECURITIZATION CORP.
                        Depositor

                  Prospectus Supplement



               FIRST UNION CAPITAL MARKETS



                      June __, 1998



=================================================================


                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

         The Registrant estimates that expenses in connection with the offering described in this registration statement will be as follows:


Securities and Exchange Commission registration fee..............................................                  $295
Printing expenses................................................................................                35,000
Accounting fees and expenses.....................................................................                30,000
Legal fees and expenses..........................................................................               200,000
Fees and expenses (including legal fees) for qualifications under state securities laws..........                10,000
Trustee's fees and expenses......................................................................                 5,000
Rating Agency fees and expenses..................................................................                40,000
Miscellaneous....................................................................................               200,000
                                                                                                                -------
Total............................................................................................              $520,295
                                                                                                               ========

         All amounts except the Securities and Exchange Commission registration fee are estimated.



ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Sections 55-8-50 through 55-8-58 of the revised North Carolina Business Corporation Act (the "NCBCA") contain specific provisions relating to indemnification of directors and officers of North Carolina corporations. In general, the statute provides that (i) a corporation must indemnify a director or officer who is wholly successful in his defense of a proceeding to which he is a party because of his status as such, unless limited by the articles of incorporation, and (ii) a corporation may indemnify a director or officer if he is not wholly successful in such defense, if it is determined as provided in the statute that the director or officer meets a certain standard of conduct, provided when a director or officer is liable to the corporation, the corporation may not indemnify him. The statute also permits a director or officer of a corporation who is a party to a proceeding to apply to the courts for indemnification, unless the articles of incorporation provide otherwise, and the court may order indemnification under certain circumstances set forth in the statute. The statute further provides that a corporation may in its articles of incorporation, by contract or by resolution provide indemnification in addition to that provided by the statute, subject to certain conditions set forth in the statute.

         The Articles of Incorporation of the Registrant provide that the personal liability of each director of the corporation is eliminated to the fullest extent permitted by the provisions of the NCBCA, as presently in effect or as amended. No amendment, modification or repeal of this provision of the Articles of Incorporation shall adversely affect any right or protection of a director that exists at the time of such amendment, modification or repeal.

         First Union Corporation maintains directors and officers liability insurance for the benefit of its subsidiaries, which provides coverage of up to $80,000,000, subject to certain deductible amounts. In general, the policy insures (i) the Registrant's directors and, in certain cases, its officers against loss by reason of any of their wrongful acts, and/or (ii) the Registrant against loss arising from claims against the directors and officers by reason of their wrongful acts, all subject to the terms and conditions contained in the policy.

         In connection with an agreement between the Registrant and Peter H. Sorensen, an independent director of the Registrant, the Registrant has agreed to indemnify and hold harmless Peter H. Sorensen from any and all loss, claim, damage or cause of action, including reasonable attorneys' fees related thereto (collectively, "Claims"), incurred by Peter H. Sorensen in the performance of his duties as a director; provided, however, that Peter H. Sorensen shall not be so indemnified for such Claims if they arise from his own negligence or willful misconduct.

         Under agreements which may be entered into by the Registrant, certain controlling persons, directors and officers of the Registrant may be entitled to indemnification by underwriters and agents who participate in the distribution of Securities covered by the Registration Statement against certain liabilities, including liabilities under the Securities Act.


ITEM 16.  EXHIBIT SCHEDULE

EXHIBIT NUMBER                             DESCRIPTION OF EXHIBIT
     (a) Any required financial statements of a provider of credit enhancement will be included as an appendix to the related Prospectus Supplement
     1.1 Form of Underwriting Agreement between the Registrant and the Underwriter named therein, relating to the distribution of the Securities*
     3.1      Certificate of Incorporation of Home Equity Securitization Corp.*
     3.2      By-laws of Home Equity Securitization Corp.*
     4.1      Form of Pooling and Servicing Agreement*
     4.2      Form of Indenture*
     4.3      Form of Sale and Servicing Agreement*
     4.4      Form of Mortgage Loan Purchase Agreement*
     4.5      Form of Trust Agreement*

     5.1 Opinion of Dewey Ballantine LLP as to legality of the Securities being issued*
     8.1      Opinion of Dewey Ballantine LLP with respect to tax matters*

     23.3     Consent of Dewey Ballantine LLP (contained in Exhibit 5.1 and
              Exhibit 8.1)

     24.1     Power of Attorney*
     99.1     Form of Prospectus Supplement*
     99.2     Form of Prospectus Supplement*

*  Filed in a previous filing


ITEM 17.  UNDERTAKINGS

         (a)......The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:


                                    (i) To include  any  prospectus  required by
                           Section 10(a)(3) of the Securities Act of 1933;

                                    (ii) To reflect in the  prospectus any facts
                           or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                                    (iii) To include  any  material  information
                           with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                           provided, however, that paragraphs (i) and (ii) do not apply if the information required to be included in the post-effective amendment is contained in periodic reports filed by the registrant pursuant to
                           Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b)The undersigned registrant hereby undertakes to provide to the Underwriter at the closing specified in the Underwriting Agreement certificates in such denominations and registered in such names as required by the Underwriter to permit prompt delivery to each purchaser.

         (c)Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         (d)The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of section 310 of the Trust Indenture Act ("Act") in accordance with the rules and regulations prescribed by the Commission under section 305(b)(2) of the Act.

         (e)The undersigned registrant hereby undertakes that:

                  (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

                  (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, North Carolina on the 8th day of June, 1998.





                                           HOME EQUITY SECURITIZATION CORP.


                                           By: /s/ Wallace Saunders
                                               ---------------------------------
                                                NAME: Wallace Saunders
                                                TITLE  Assistant Vice President




         Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 6 to the Registration Statement has been signed by the following persons in the capacities indicated on June 8, 1998.





          SIGNATURE                                                     TITLE
          ---------                                                     -----



By:  ____________*_____________
     NAME:  Brian E. Simpson                           Chairman and President


By:  ____________*______________
     NAME:.Carolyn Eskridge                            Senior Vice President


By:_____________*______________
     NAME:  Peter H. Sorensen                          Independent Director


    * by Wallace Saunders as his true and lawful attorney-in-fact and agent.

                                  EXHIBIT INDEX

EXHIBIT NUMBER                        DESCRIPTION OF EXHIBIT
     (a) Any required financial statements of a provider of credit enhancement will be included as an appendix to the related Prospectus Supplement
     1.1 Form of Underwriting Agreement between the Registrant and the Underwriter named therein, relating to the distribution of the Securities*
     3.1        Certificate of Incorporation of Home Equity Securitization
                Corp.*
     3.2        By-laws of Home Equity Securitization Corp.*
     4.1        Form of Pooling and Servicing Agreement*
     4.2        Form of Indenture*
     4.3        Form of Sale and Servicing Agreement*

     5.1 Opinion of Dewey Ballantine LLP as to legality of the Certificates being issued*
     8.1        Opinion of Dewey Ballantine LLP with respect to tax matters*

     23.3       Consent of Dewey Ballantine LLP (contained in Exhibit 5.1 and
                Exhibit 8.1)
     24.1       Power of Attorney*

     99.1       Form of Prospectus Supplement*
     99.2       Form of Prospectus Supplement*


*        Filed in a previous filing




------------------ COMPARISON OF FOOTNOTES ------------------

-FOOTNOTE 1-


 There is also being registered hereunder an indeterminate amount of Securities that may be sold by the Registrant or any affiliate of the Registrant, including First Union Capital Markets Corp., in furtherance of market-making activities in the Securities, and in connection therewith, it is necessary under the federal securities laws to deliver a market-making prospectus.P


-FOOTNOTE 2-
Estimated solely for the purpose of calculating the registration fee.$